                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. [__]                                             [ ]

Post-Effective Amendment No. 14 (File No. 333-139759)                        [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                      Amendment No. 69 (File No. 811-7195)                   [X]
                        (Check appropriate box or boxes)

                      RIVERSOURCE VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                       RiverSource Life Insurance Company
                               (Name of Depositor)

  829 Ameriprise Financial Center, Minneapolis, MN                       55474
(Address of Depositor's Principal Executive Offices)                  (Zip Code)

Depositor's Telephone Number, including Area Code (612) 671-2237

   Rodney J. Vessels, 50605 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)(1)(vii) of Rule 485

[X]  on Nov. 30, 2009 pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A.

PROSPECTUS



NOV. 30, 2009



RIVERSOURCE(R) FLEXCHOICE SELECT VARIABLE ANNUITY


CONTRACT OPTION L: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/ VARIABLE ANNUITY

CONTRACT OPTION C: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/ VARIABLE ANNUITY

ISSUED BY:  RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

            829 Ameriprise Financial Center
            Minneapolis, MN 55474
            Telephone: (800) 333-3437
            (Corporate Office)
            RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT


This prospectus describes two versions of the Contract Option L and Contract Option C: the Current Contract (applications signed on or after Nov. 30, 2009, subject to state availability) and the Original Contract (applications signed prior to Nov. 30, 2009, or in states where the Current Contract is unavailable). The information in this prospectus applies to both contracts unless stated otherwise.


Prospectuses are also available for:

AIM Variable Insurance Funds, Series II Shares
AllianceBernstein Variable Products Series Fund, Inc. (Class B)
American Century(R) Variable Portfolios, Inc., Class II
Columbia Funds Variable Insurance Trust
Credit Suisse Trust
Dreyfus Investment Portfolios, Service Share Class
Dreyfus Variable Investment Fund, Service Share Class
Eaton Vance Variable Trust (VT)
Fidelity(R) Variable Insurance Products Service Class 2
Franklin(R) Templeton(R) Variable Insurance Products
  Trust (FTVIPT) - Class 2
Goldman Sachs Variable Insurance Trust (VIT)
Janus Aspen Series: Service Shares
Legg Mason Variable Portfolios I, Inc.
MFS(R) Variable Insurance Trust(SM) - Service Class
Oppenheimer Variable Account Funds, Service Shares
PIMCO Variable Investment Trust (VIT)
Putnam Variable Trust - Class IB Shares
RiverSource Variable Series Trust (RVST)
The Universal Institutional Funds, Inc., Class II Shares
Van Kampen Life Investment Trust Class II Shares
Wanger Advisors Trust

Some funds may not be available in your contract. Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.


The contracts and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.



RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.



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                RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  1

RiverSource Life offers other variable annuity contracts in addition to the contracts described in this prospectus which your investment professional may or may not be authorized to offer to you. Each annuity has different features and optional benefits that may be appropriate for you based on your individual financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, surrender charge schedules and access to your annuity account values. The fees and charges you will pay when buying, owning and surrendering money from the contracts we describe in this prospectus may be more or less than the fees and charges of other variable annuities we issue. A securities broker dealer authorized to sell the contracts described in this prospectus (selling firm) may not offer all the variable annuities we issue. In addition, some selling firms may not permit their investment professionals to sell the contracts and/or optional benefits described in this prospectus to persons over a certain age (which may be lower than age limits we set), or may otherwise restrict the sale of the optional benefits described in this prospectus by their investment professionals. You should ask your investment professional about his or her selling firm's ability to offer you other variable annuities we issue (which might have lower fees and charges than the contracts described in this prospectus), and any limits the selling firm has placed on your investment professional's ability to offer you the contracts and/or optional riders described in this prospectus.

TABLE OF CONTENTS

KEY TERMS...................................    3
THE CONTRACTS IN BRIEF......................    5
EXPENSE SUMMARY.............................    8
CONDENSED FINANCIAL INFORMATION.............   18
FINANCIAL STATEMENTS........................   18
THE VARIABLE ACCOUNT AND THE FUNDS..........   18
THE GUARANTEE PERIOD ACCOUNTS (GPAS)........   29
THE FIXED ACCOUNT...........................   31
BUYING YOUR CONTRACT........................   34
CHARGES.....................................   38
VALUING YOUR INVESTMENT.....................   48
MAKING THE MOST OF YOUR CONTRACT............   49
SURRENDERS..................................   59
TSA -- SPECIAL PROVISIONS...................   60
CHANGING OWNERSHIP..........................   61
BENEFITS IN CASE OF DEATH...................   62
OPTIONAL BENEFITS...........................   69
THE ANNUITY PAYOUT PERIOD...................  107
TAXES.......................................  109
VOTING RIGHTS...............................  113
SUBSTITUTION OF INVESTMENTS.................  113
ABOUT THE SERVICE PROVIDERS.................  114
ADDITIONAL INFORMATION......................  115
APPENDICES TABLE OF CONTENTS AND
  CROSS-REFERENCE TABLE.....................  117
APPENDIX A: EXAMPLE --
  MARKET VALUE ADJUSTMENT (MVA).............  118
APPENDIX B: EXAMPLE --
  SURRENDER CHARGES FOR CONTRACT OPTION L...  120
APPENDIX C: EXAMPLE -- DEATH BENEFITS.......  129
APPENDIX D: EXAMPLE -- SECURESOURCE SERIES
  OF RIDERS.................................  135
APPENDIX E: SECURESOURCE SERIES OF
  RIDERS --
  ADDITIONAL RMD DISCLOSURE.................  142
APPENDIX F: EXAMPLE --
  BENEFIT PROTECTOR DEATH BENEFIT RIDER.....  144
APPENDIX G: EXAMPLE --
  BENEFIT PROTECTOR PLUS DEATH BENEFIT
  RIDER.....................................  146
APPENDIX H: ASSET ALLOCATION PROGRAM FOR
  CONTRACTS PURCHASED BEFORE MAY 1, 2006....  148
APPENDIX I: GUARANTOR WITHDRAWAL BENEFIT FOR
  LIFE RIDER DISCLOSURE.....................  149
APPENDIX J: GUARANTOR WITHDRAWAL BENEFIT
  RIDER DISCLOSURE..........................  161
APPENDIX K: INCOME ASSURER BENEFIT RIDERS
  DISCLOSURE................................  169
APPENDIX L: ACCUMULATION PROTECTOR BENEFIT
  RIDER DISCLOSURE..........................  178
APPENDIX M: CONDENSED FINANCIAL INFORMATION
  (UNAUDITED)...............................  181
TABLE OF CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION....................  193




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 2  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.


ACCUMULATION UNIT: A measure of the value of each subaccount prior to the application of amounts to an annuity payment plan.



ANNUITANT: The person or persons on whose life or life expectancy the annuity payouts are based.



ANNUITIZATION START DATE: The date when annuity payments begin according to the applicable annuity payment plan (referred to as "Retirement date" in the Original Contract). Throughout this prospectus when we use the term "Annuitization start date," it includes the term "Retirement date."


ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.


BENEFICIARY: The person you designate to receive benefits in case of the owner's death (Current Contract), or owner's or annuitant's death (Original Contract) while the contract is in force.


CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.


CONTINGENT ANNUITANT (CURRENT CONTRACT): The person who becomes the annuitant when the current annuitant dies prior to the annuitization start date. In the case of joint ownership, one owner must also be the contingent annuitant.


CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.


FIXED ACCOUNT: Our general account which includes the regular fixed account and the Special DCA fixed account (Current Contract) or the one-year fixed account and the DCA fixed account (Original Contract). Amounts you allocate to the fixed account earn interest rates we declare periodically. The regular fixed account under Current Contract Option C and one-year fixed account under Original Contract Option C may not be available or may be significantly limited in some states.


FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

GOOD ORDER: We cannot process your transaction request relating to the contract until we have received the request in good order at our corporate office. "Good order" means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; the signatures of all contract owners, exactly as registered on the contract, if necessary; Social Security Number or Taxpayer Identification Number; and any other information or supporting documentation that we may require. With respect to purchase requests, "good order" also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.


GUARANTEE PERIOD ACCOUNTS (GPAS): These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or surrenders from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.



MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a guarantee period account is surrendered or transferred more than 30 days before the end of its guarantee period.



OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of


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                RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  3
whether he or she receives the contract's benefits. The owner or any joint owner may be a nonnatural person (e.g. irrevocable trust or corporation) or a revocable trust. In this case, the annuitant will be deemed to be the owner for contract provisions that are based on the age or life of the owner. Any contract provisions that are based on the age of the owner will be based on the age of the oldest owner. Any ownership change, including continuation of the contract by your spouse under the spousal continuation provision of the contract, redefines "owner", "you" and "your" as the new owner.


QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:


- Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Code



- Roth IRAs including inherited IRAs under Section 408A of the Code


- Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code


- Custodial and investment only plans under Section 401(a) of the Code


- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.


SURRENDER VALUE: The amount you are entitled to receive if you make a full surrender from your contract (referred to as "Withdrawal value" in the Original Contract). It is the contract value minus any applicable charges, plus any positive or negative market value adjustment. Throughout this prospectus when we use the term "Surrender" it includes the term "Withdrawal".



VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) in good order at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.


WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract (referred to as "Surrender value" in the Current Contract). It is the contract value minus any applicable charges, plus any positive or negative market value adjustment. Throughout this prospectus when we use the term "Surrender" it includes the term "Withdrawal".



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 4  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACTS IN BRIEF



This prospectus describes two versions of the Contract Option L and Contract Option C: the Current Contract (applications signed on or after Nov. 30, 2009, subject to state availability) and the Original Contract (applications signed prior to Nov. 30, 2009, or in states where the Current Contract is unavailable). The primary differences are disclosed in the following sections: "Key Terms", "Expense Summary", "Buying Your Contract", "Benefits in Case of Death", and "Optional Benefits."



Each contract has different expenses. Contract Option L has lower expenses than Contract Option C. Contract Option L has a four-year surrender charge schedule that applies to each purchase payment you make. Contract Option C eliminates the purchase payment surrender charge schedule, but has a higher mortality and expense risk fee than Contract Option L. Contract Option L includes the option to purchase a living benefit rider; living benefit riders are not currently available on Contract Option C. Your investment professional can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to keep your contract.



PURPOSE: These contracts allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments. For the Current Contract, you may allocate your purchase payments to the regular fixed account (Contract Option L only), the Special DCA fixed account, GPAs and/or subaccounts of the variable account under the contract. For the Original Contract, you may allocate your purchase payments to the one-year fixed account (Contract Option L only), the DCA fixed account, the GPAs and/or subaccounts of the variable account under the contract. When you invest in the subaccounts of the variable account, you risk losing amounts you invest. These accounts, in turn, may earn returns that increase the value of the contract. You may be able to purchase an optional benefit to reduce the investment risk you assume under the contract. Beginning at a specified time in the future called the annuitization start date, these contracts provide lifetime or other forms of payout of your contract value (less any applicable premium tax and/or other charges).


BUYING A CONTRACT: There are many factors to consider carefully before you buy a variable annuity and any optional benefit rider. Variable annuities -- with or without optional benefit riders -- are not right for everyone. MAKE SURE YOU HAVE ALL THE FACTS YOU NEED BEFORE YOU PURCHASE A VARIABLE ANNUITY OR CHOOSE AN OPTIONAL BENEFIT RIDER.

Some of the factors you may wish to consider include:


- "Tax-free" exchanges: It may not be advantageous for you to purchase one of these contracts in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to IRS rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on these contracts. You may have to pay a surrender charge when you exchange out of your old contract and a new surrender charge period will begin when you exchange into one of these contracts. If the exchange does not qualify for
  Section 1035 treatment, you also may have to pay federal income tax on the distribution. You should not exchange your old contract for one of these contracts, or buy one of these contracts in addition to your old contract, unless you determine it is in your best interest. (See "Taxes -- 1035 Exchanges").



- Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required surrenders triggered at a certain age. These mandatory surrenders are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders. (See "Taxes -- Qualified
  Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.



- Taxes: Generally, income earned on your contract value grows tax-deferred until you make surrenders or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and non-qualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See "Taxes").



- Your age: if you are an older person, you may not necessarily have a need for tax deferral, retirement income or a death benefit. Older persons who are considering buying a variable annuity may find it helpful to consult with or include a family member, friend or other trusted advisor in the decision making process before buying a contract.



- How long you intend to keep the contract: These contracts have surrender charges. Does the contract meet your current and anticipated future need for liquidity? (See "Surrenders").



- If you can afford the contract: are your annual income and assets adequate to buy the annuity and any optional benefit riders you may choose?



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                RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  5

- The fees and expenses you will pay when buying, owning and surrendering money from these contracts. (See "Charges").



- How and when you plan to take money from the contract: under current tax law, surrenders, including surrenders made under optional benefit riders, are taxed differently than annuity payouts. If you have elected the SecureSource Stages or SecureSource 20 rider, any withdrawals during the 3-year waiting period, could negatively impact the value of your guarantees and may eliminate or reduce the value of any credits and/or step ups available under the riders. Also, if you withdraw more than the allowed withdrawal amount in a contract year ("excess withdrawal") under the SecureSource series of riders, Guarantor Withdrawal benefit rider, or Guarantor Withdrawal Benefit for Life rider, the guaranteed amounts under the rider may be reduced and may eliminate or reduce the value of any credit and/or step ups available under riders. (See "Surrenders"). In addition, certain surrenders may be subject to a federal income tax penalty. (See "Surrenders").



- Your investment objectives, how much experience you have in managing investments and how much risk you are you willing to accept.



- Short-term trading: if you plan to manage your investment in the contract by frequent or short-term trading, these contracts are not suitable for you and you should not buy one of them. (See "Making the Most of Your
  Contract -- Transferring Among Accounts").



FREE LOOK PERIOD: You may return your contract to your investment professional or to our corporate office within the time stated on the first page of your contract and receive a full refund of the contract value. We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract and any positive or negative market value adjustment will apply; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)



ACCOUNTS: Generally, you may allocate purchase payments among the:



- subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the annuitization start date will equal or exceed the total purchase payments you allocate to the subaccounts. (See "The Variable Account and the Funds").


- GPAs which earn interest at rates that we declare when you allocate purchase payments or transfer contract value to these accounts. The required minimum investment in a GPA is $1,000. These accounts may not be available in all states. (See "The Guarantee Period Accounts (GPAs)").


- for the Current Contract:



  - regular fixed account (Contract Option L only), which earns interest at rates that we adjust periodically. There are restrictions on transfers from this account and may be restrictions on the amount you can allocate to this account (see "Buying Your Contract", "Transfer policies" and "The Regular Fixed Account").



  - Special DCA fixed account, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account. (See "Special DCA Fixed Account").



- for the Original Contract:



  - one-year fixed account (Contract Option L only), which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract", "Transfer policies" and "The One-Year Fixed Account").



  - DCA fixed account, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account. (See "DCA Fixed Account").



TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until the annuitization start date, and once per contract year among the subaccounts after the annuitization start date. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. Transfers into the Special DCA fixed account (Current Contract) and DCA fixed account (Original Contract) are not permitted. GPAs, the regular fixed account (Current Contract) and the one-year fixed account (Original Contract) are subject to special restrictions. (See "Making the Most of Your
Contract -- Transferring Among Accounts").



SURRENDERS: You may surrender all or part of your contract value at any time before the annuitization start date. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including a 10% IRS penalty if you make surrenders prior to your reaching age 59 1/2) and may have other tax consequences. If you have elected the SecureSource Stages rider or the SecureSource 20 rider, please consider carefully when you take withdrawals. If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be reset based on your contract value at that time and you will no longer be eligible to receive the 20% credit available


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 6  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
under the SecureSource 20 rider or any future rider credits under the SecureSource Stages. Certain other restrictions may apply. (See "Surrenders").



OPTIONAL BENEFITS: You can buy optional benefits with your contract for an additional charge if you meet certain criteria. We offer optional death benefits and optional living benefits. We currently offer various SecureSource riders ("SecureSource series") as optional living benefits. These are guaranteed minimum withdrawal benefits that permit you to withdraw a guaranteed amount from the contract over a period of time, which may include, under limited circumstances, the lifetime of a single person (Single Life) or the lifetime of you and your spouse (Joint Life). When used in this prospectus, the term "SecureSource series" includes: the SecureSource Stages riders, the SecureSource 20 riders and the SecureSource riders, except where the SecureSource Stages riders, SecureSource 20 riders and SecureSource riders are specifically referenced and distinguished from other riders in the SecureSource series. These riders are not available for Contract option C. Optional living benefits require the use of a model portfolio which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of surrenders that can be taken under the optional benefit during a contract year. We previously offered other optional living benefits under both Contract option L and contract Option C. For previously offered optional living benefits, please see "Optional Living Benefits - Previously Offered Under Contract Option L and Contract Option C" section in your prospectus. (See "Optional Benefits"). Optional benefits vary by state and may have eligibility requirements. We offer the following optional death benefits: MAV Death Benefit, 5% Accumulation Death Benefit, Enhanced Death Benefit, Benefit Protector Death Benefit rider and Benefit Protector Plus Death Benefit rider. Benefit Protector Death Benefit rider and Benefit Protector Plus Death Benefit rider are intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes.



BENEFITS IN CASE OF DEATH: For the Current Contract, if you die before the annuitization start date, we will pay the beneficiary an amount based on the applicable death benefit. For the Original Contract, if you or the annuitant die before the annuitization start date, we will pay the beneficiary an amount based on the applicable death benefit. (See "Benefits in Case of Death").



ANNUITY PAYOUTS: You can apply your contract value after reflecting any adjustments to an annuity payout plan that begins on the annuitization start date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs, the Special DCA fixed account (Current Contract) and the DCA fixed accounts (Original Contract) are not available after the annuitization start date. (See "The Annuity Payout Period").



--------------------------------------------------------------------------------
                RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  7

EXPENSE SUMMARY


THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A SURRENDER FROM THESE CONTRACTS. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY ONE OF THESE CONTRACTS OR MAKE A SURRENDER FROM ONE OF THESE CONTRACTS. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.



SURRENDER CHARGE



(Contingent deferred sales charge as a percentage of purchase payments surrendered)



You select either contract Option L or Option C at the time of application. Option C has no surrender charge schedule but carries a higher mortality and expense risk fee than Option L.




         CONTRACT OPTION L
     NUMBER OF COMPLETED YEARS           SURRENDER CHARGE PERCENTAGE
FROM DATE OF EACH PURCHASE PAYMENT    APPLIED TO EACH PURCHASE PAYMENT
                 0                                    8%

                 1                                    8

                 2                                    8

                 3                                    7

                 4                                    6

                 Thereafter                           0




SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment rate is 3.5% and 6.67% if the assumed investment rate is 5%. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")





--------------------------------------------------------------------------------
 8  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.



CURRENT CONTRACT:


(applications signed on or after Nov. 30, 2009, subject to state availability)





ANNUAL CONTRACT ADMINISTRATIVE CHARGE                                 MAXIMUM: $50     CURRENT: $40

ANNUAL CONTRACT ADMINISTRATIVE CHARGE IF YOUR CONTRACT VALUE          MAXIMUM: $20     CURRENT: $0
EQUALS OR EXCEEDS $50,000

CONTRACT ADMINISTRATIVE CHARGE AT FULL SURRENDER                      MAXIMUM: $50     CURRENT: $40




ORIGINAL CONTRACT:


(applications signed prior to Nov. 30, 2009 or in states where the Current Contract is not available)





ANNUAL CONTRACT ADMINISTRATIVE CHARGE AND AT FULL SURRENDER                         $40




(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary except at full surrender.)



ANNUAL VARIABLE ACCOUNT EXPENSES


(As a percentage of average daily subaccount value.)



YOU MUST CHOOSE EITHER CONTRACT OPTION L OR OPTION C AND ONE OF THE DEATH BENEFIT GUARANTEES. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEE YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.



CURRENT CONTRACT:
(applications signed on or after Nov. 30, 2009, subject to state availability)





                                                MORTALITY AND               VARIABLE ACCOUNT              TOTAL VARIABLE
IF YOU SELECT CONTRACT OPTION L AND:          EXPENSE RISK FEE           ADMINISTRATIVE CHARGE           ACCOUNT EXPENSE

CV Death Benefit*                                   1.55%                         0.15%                        1.70%

ROPP Death Benefit                                  1.55                          0.15                         1.70

MAV Death Benefit                                   1.80                          0.15                         1.95

5% Accumulation Death Benefit                       1.95                          0.15                         2.10

Enhanced Death Benefit                              2.00                          0.15                         2.15

                                                MORTALITY AND               VARIABLE ACCOUNT              TOTAL VARIABLE
IF YOU SELECT CONTRACT OPTION C AND:          EXPENSE RISK FEE           ADMINISTRATIVE CHARGE           ACCOUNT EXPENSE
CV Death Benefit*                                   1.65%                         0.15%                        1.80%

ROPP Death Benefit                                  1.65                          0.15                         1.80

MAV Death Benefit                                   1.90                          0.15                         2.05

5% Accumulation Death Benefit                       2.05                          0.15                         2.20

Enhanced Death Benefit                              2.10                          0.15                         2.25





* CV Death Benefit is available only after an ownership change or spousal continuation if the new owner or spouse who continues the contract is over age 85 and therefore cannot qualify for the ROPP death benefit.



--------------------------------------------------------------------------------
                RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  9

ORIGINAL CONTRACT:
(applications signed prior to Nov. 30, 2009 or in states where the Current Contract is not available)





                                                MORTALITY AND               VARIABLE ACCOUNT              TOTAL VARIABLE
IF YOU SELECT CONTRACT OPTION L AND:          EXPENSE RISK FEE           ADMINISTRATIVE CHARGE           ACCOUNT EXPENSE

ROP Death Benefit                                   1.55%                         0.15%                        1.70%

MAV Death Benefit                                   1.75                          0.15                         1.90

5% Accumulation Death Benefit                       1.90                          0.15                         2.05

Enhanced Death Benefit                              1.95                          0.15                         2.10

                                                MORTALITY AND               VARIABLE ACCOUNT              TOTAL VARIABLE
IF YOU SELECT CONTRACT OPTION C AND:          EXPENSE RISK FEE           ADMINISTRATIVE CHARGE           ACCOUNT EXPENSE
ROP Death Benefit                                   1.65%                         0.15%                        1.80%

MAV Death Benefit                                   1.85                          0.15                         2.00

5% Accumulation Death Benefit                       2.00                          0.15                         2.15

Enhanced Death Benefit                              2.05                          0.15                         2.20





OPTIONAL DEATH BENEFITS


If eligible, you may select an optional death benefit in addition to the ROPP (Current Contract), ROP (Original Contract) and MAV Death Benefits. The fees apply only if you select one of these benefits.





BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER FEE                                       0.25%

BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER FEE                                  0.40%




(As a percentage of the contract value charged annually on the contract anniversary.)



OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED


If eligible, you may select one of the following optional living benefits if available in your state. The optional living benefits require the use of an asset allocation model portfolio. The fees apply only if you elect one of these benefits.



CURRENT CONTRACT: (APPLICATIONS SIGNED ON OR AFTER NOV. 30, 2009, SUBJECT TO STATE AVAILABILITY)





SECURESOURCE(R) STAGES - SINGLE LIFE RIDER FEE                      MAXIMUM: 2.00%     CURRENT: 1.10%

SECURESOURCE(R) STAGES - JOINT LIFE RIDER FEE                       MAXIMUM: 2.50%     CURRENT: 1.35%




(Charged annually on the contract anniversary as a percentage of the contract value or the Benefit Base, whichever is greater.)



ORIGINAL CONTRACT:


FOR APPLICATIONS SIGNED ON OR AFTER AUG. 10, 2009 BUT PRIOR TO NOV. 30, 2009, SUBJECT TO STATE AVAILABILITY, OR IN STATES WHERE THE CURRENT CONTRACT IS NOT
AVAILABLE:





SECURESOURCE(R) 20 - SINGLE LIFE RIDER FEE                          MAXIMUM: 2.00%     CURRENT: 1.25%

SECURESOURCE(R) 20 - JOINT LIFE RIDER FEE                           MAXIMUM: 2.50%     CURRENT: 1.55%




(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)



FOR APPLICATIONS SIGNED ON OR AFTER JAN. 26, 2009, BUT PRIOR TO AUG. 10, 2009, OR IN STATES WHERE THE CURRENT CONTRACT AND SECURESOURCE 20 ARE NOT AVAILABLE:





SECURESOURCE(R) - SINGLE LIFE RIDER FEE                             MAXIMUM: 2.00%     CURRENT: 1.10%

SECURESOURCE(R) - JOINT LIFE RIDER FEE                              MAXIMUM: 2.50%     CURRENT: 1.40%




(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)



FOR APPLICATIONS SIGNED ON OR AFTER JUNE 1, 2008, BUT PRIOR TO JAN. 26, 2009:





SECURESOURCE(R) - SINGLE LIFE RIDER FEE                             MAXIMUM: 1.50%     CURRENT: 0.75%

SECURESOURCE(R) - JOINT LIFE RIDER FEE                              MAXIMUM: 1.75%     CURRENT: 0.95%




(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)



FOR APPLICATIONS SIGNED PRIOR TO JUNE 1, 2008:





SECURESOURCE(R) - SINGLE LIFE RIDER FEE                             MAXIMUM: 1.50%     CURRENT: 0.65%

SECURESOURCE(R) - JOINT LIFE RIDER FEE                              MAXIMUM: 1.75%     CURRENT: 0.85%




(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)



--------------------------------------------------------------------------------
 10  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED
The following optional living benefits, except as noted, are no longer available for purchase. The fees apply only if you elected one of these benefits when you purchased your contract. Each optional living benefit requires the use of an asset allocation model portfolio.




ACCUMULATION PROTECTOR BENEFIT(R) RIDER FEE                        MAXIMUM: 1.75%     CURRENT: 0.80%(1)




(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)




GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER FEE                 MAXIMUM: 1.50%     CURRENT: 0.65%


(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)



GUARANTOR(R) WITHDRAWAL BENEFIT RIDER FEE                          MAXIMUM: 1.50%     CURRENT: 0.55%


(As a percentage of contract value charged annually on the contract anniversary.)




INCOME ASSURER BENEFIT(R) - MAV RIDER FEE                          MAXIMUM: 1.50%     CURRENT: 0.30%(2)

INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE RIDER     MAXIMUM: 1.75%     CURRENT: 0.60%(2)
FEE

INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5% ACCUMULATION      MAXIMUM: 2.00%     CURRENT: 0.65%(2)
BENEFIT BASE RIDER FEE



(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)


(1) For contracts purchased prior to Jan. 26, 2009, the current charge is 0.55%.


(2) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit - MAV -- 0.55%, Income Assurer Benefit - 5% Accumulation Benefit Base -- 0.70%; and Income Assurer
    Benefit - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.


ANNUAL OPERATING EXPENSES OF THE FUNDS
THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2008, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)(1)


                                                             MINIMUM              MAXIMUM

Total expenses before fee waivers and/or expense
reimbursements                                                 0.55%                4.35%


(1) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                                                                 FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

AIM V.I. Basic Value Fund, Series II Shares                      0.68%      0.25%    0.35%           --%          1.28%

AIM V.I. Capital Appreciation Fund, Series II Shares             0.61       0.25     0.30          0.01           1.17


AIM V.I. Capital Development Fund, Series II Shares              0.75       0.25     0.36          0.01           1.37(1)


AIM V.I. Global Health Care Fund, Series II Shares               0.75       0.25     0.38          0.01           1.39(1)


AIM V.I. International Growth Fund, Series II Shares             0.71       0.25     0.35          0.02           1.33(1)


AIM V.I. Mid Cap Core Equity Fund, Series II Shares              0.72       0.25     0.32          0.03           1.32


AllianceBernstein VPS Balanced Wealth Strategy Portfolio         0.55       0.25     0.22            --           1.02(2)
(Class B)


AllianceBernstein VPS Global Thematic Growth Portfolio           0.75       0.25     0.18            --           1.18
(Class B)
(previously AllianceBernstein VPS Global Technology
Portfolio (Class B))


AllianceBernstein VPS Growth and Income Portfolio (Class B)      0.55       0.25     0.07            --           0.87


AllianceBernstein VPS International Value Portfolio (Class       0.74       0.25     0.07            --           1.06
B)




--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  11

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)


                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                                                                 FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

American Century VP Inflation Protection, Class II               0.48%      0.25%    0.01%           --%          0.74%


American Century VP International, Class II                      1.24       0.25     0.01            --           1.50


American Century VP Mid Cap Value, Class II                      0.90       0.25     0.01            --           1.16


American Century VP Ultra(R), Class II                           0.90       0.25     0.01            --           1.16


American Century VP Value, Class II                              0.84       0.25     0.01            --           1.10


Columbia High Yield Fund, Variable Series, Class B               0.78       0.25     0.11            --           1.14


Columbia Marsico Growth Fund, Variable Series, Class A           0.92         --     0.04            --           0.96


Columbia Marsico International Opportunities Fund, Variable      1.02       0.25     0.12            --           1.39
Series, Class B


Columbia Small Cap Value Fund, Variable Series, Class B          0.80       0.25     0.09            --           1.14(3)


Credit Suisse Trust - Commodity Return Strategy Portfolio        0.50       0.25     0.31            --           1.06(4)


Dreyfus Investment Portfolios MidCap Stock Portfolio,            0.75       0.25     0.06            --           1.06
Service Shares


Dreyfus Investment Portfolios Technology Growth Portfolio,       0.75       0.25     0.10          0.01           1.11
Service Shares


Dreyfus Variable Investment Fund Appreciation Portfolio,         0.75       0.25     0.06            --           1.06
Service Shares


Dreyfus Variable Investment Fund International Equity            0.75       0.25     0.35            --           1.35
Portfolio, Service Shares


Dreyfus Variable Investment Fund International Value             1.00       0.25     0.23            --           1.48
Portfolio, Service Shares


Eaton Vance VT Floating-Rate Income Fund                         0.58       0.25     0.37            --           1.20


Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2          0.56       0.25     0.10            --           0.91


Fidelity(R) VIP Growth Portfolio Service Class 2                 0.56       0.25     0.12            --           0.93


Fidelity(R) VIP Investment Grade Bond Portfolio Service          0.32       0.25     0.10            --           0.67
Class 2


Fidelity(R) VIP Mid Cap Portfolio Service Class 2                0.56       0.25     0.12            --           0.93


Fidelity(R) VIP Overseas Portfolio Service Class 2               0.71       0.25     0.16            --           1.12


FTVIPT Franklin Income Securities Fund - Class 2                 0.45       0.25     0.02            --           0.72


FTVIPT Franklin Rising Dividends Securities Fund - Class 2       0.60       0.25     0.02          0.01           0.88(5)


FTVIPT Franklin Small-Mid Cap Growth Securities                  0.50       0.25     0.28          0.02           1.05(5)
Fund - Class 2


FTVIPT Mutual Shares Securities Fund - Class 2                   0.60       0.25     0.13            --           0.98


FTVIPT Templeton Global Bond Securities Fund - Class 2           0.47       0.25     0.11            --           0.83
(previously FTVIPT Templeton Global Income Securities
Fund - Class 2)


FTVIPT Templeton Growth Securities Fund - Class 2                0.74       0.25     0.04            --           1.03


Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares      0.80         --     0.04            --           0.84


Goldman Sachs VIT Structured U.S. Equity                         0.65         --     0.07            --           0.72(6)
Fund - Institutional Shares


Janus Aspen Series Janus Portfolio: Service Shares               0.64       0.25     0.02          0.01           0.92
(previously Janus Aspen Series Large Cap Growth Portfolio:
Service Shares)


Legg Mason ClearBridge Variable Small Cap Growth Portfolio,      0.75         --     0.19            --           0.94
Class I
(previously Legg Mason Partners Variable Small Cap Growth
Portfolio, Class I)


MFS(R) Investors Growth Stock Series - Service Class             0.75       0.25     0.10            --           1.10


MFS(R) New Discovery Series - Service Class                      0.90       0.25     0.11            --           1.26

MFS(R) Total Return Series - Service Class                       0.74       0.25     0.07            --           1.06


MFS(R) Utilities Series - Service Class                          0.72       0.25     0.09            --           1.06


Oppenheimer Capital Appreciation Fund/VA, Service Shares         0.65       0.25     0.01            --           0.91


Oppenheimer Global Securities Fund/VA, Service Shares            0.63       0.25     0.02            --           0.90


Oppenheimer Main Street Small Cap Fund/VA, Service Shares        0.70       0.25     0.04            --           0.99


Oppenheimer Strategic Bond Fund/VA, Service Shares               0.55       0.25     0.04          0.01           0.85(7)


PIMCO VIT All Asset Portfolio, Advisor Share Class               0.43       0.25       --          0.76           1.44(8)

Putnam VT Global Health Care Fund - Class IB Shares              0.70       0.25     0.16          0.01           1.12
(previously Putnam VT Health Sciences Fund - Class IB
Shares)


Putnam VT International Equity Fund - Class IB Shares            0.75       0.25     0.12          0.01           1.13




--------------------------------------------------------------------------------
 12  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                                              ACQUIRED FUND   GROSS TOTAL
                                                              MANAGEMENT   12b-1     OTHER       FEES AND        ANNUAL
                                                                 FEES       FEES   EXPENSES     EXPENSES**      EXPENSES

Putnam VT Small Cap Value Fund - Class IB Shares                 0.80%      0.25%    0.12%         0.08%          1.25%


Putnam VT Vista Fund - Class IB Shares                           0.65       0.25     0.15          0.01           1.06


RVST RiverSource Partners Variable Portfolio - Fundamental       0.77       0.13     0.16            --           1.06(9)
Value Fund


RVST RiverSource Partners Variable Portfolio - Select Value      0.89       0.13     3.33            --           4.35(9)
Fund


RVST RiverSource Partners Variable Portfolio - Small Cap         0.95       0.13     0.19          0.05           1.32(9)
Value Fund


RVST RiverSource Variable Portfolio - Cash Management Fund       0.32       0.13     0.17            --           0.62


RVST RiverSource Variable Portfolio - Diversified Bond Fund      0.44       0.13     0.15            --           0.72


RVST RiverSource Variable Portfolio - Diversified Equity         0.59       0.13     0.14            --           0.86
Income Fund


RVST RiverSource Variable Portfolio - Dynamic Equity Fund        0.44       0.13     0.15          0.02           0.74
(previously RVST RiverSource Variable Portfolio - Large Cap
Equity Fund)


RVST RiverSource Variable Portfolio - Global Inflation           0.44       0.13     0.17            --           0.74(9)
Protected Securities Fund


RVST RiverSource Variable Portfolio - High Yield Bond Fund       0.59       0.13     0.17            --           0.89


RVST RiverSource Variable Portfolio - Income Opportunities       0.61       0.13     0.18            --           0.92
Fund


RVST RiverSource Variable Portfolio - Mid Cap Growth Fund        0.58       0.13     0.17            --           0.88(9)


RVST RiverSource Variable Portfolio - Mid Cap Value Fund         0.73       0.13     0.18            --           1.04


RVST RiverSource Variable Portfolio - S&P 500 Index Fund         0.22       0.13     0.19          0.01           0.55(9)


RVST RiverSource Variable Portfolio - Short Duration U.S.        0.48       0.13     0.18            --           0.79
Government Fund


RVST Seligman Variable Portfolio - Growth Fund                   0.45       0.13     0.17          0.04           0.79
(previously RVST RiverSource Variable Portfolio - Growth
Fund)


RVST Seligman Variable Portfolio - Larger-Cap Value Fund         0.48       0.13     0.67            --           1.28(9)
(previously RVST RiverSource Variable Portfolio - Large Cap
Value Fund)


RVST Threadneedle Variable Portfolio - Emerging Markets          1.15       0.13     0.33            --           1.61
Fund


RVST Threadneedle Variable Portfolio - International             0.82       0.13     0.20            --           1.15
Opportunity Fund


Van Kampen Life Investment Trust Comstock Portfolio, Class       0.56       0.25     0.04            --           0.85
II Shares


Van Kampen UIF Global Real Estate Portfolio, Class II            0.85       0.35     0.37            --           1.57(10)
Shares


Van Kampen UIF Mid Cap Growth Portfolio, Class II Shares         0.75       0.35     0.31            --           1.41(10)


Van Kampen UIF U.S. Real Estate Portfolio, Class II Shares       0.77       0.35     0.30            --           1.42(10)


Wanger International                                             0.84         --     0.18            --           1.02


Wanger USA                                                       0.85         --     0.11            --           0.96



   * The Funds provided the information on their expenses and we have not independently verified the information.
  ** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).
 (1) The Fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) to 1.45% of average daily net assets. In addition, the Fund's advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees Invesco AIM receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. After fee waivers and expense reimbursements net expenses would be 1.36% for AIM V.I. Capital Development Fund, Series II Shares, 1.38% for AIM V.I. Global Health Care Fund, Series II Shares and 1.32% for AIM V.I. International Growth Fund, Series II Shares.
 (2) The Advisor has voluntarily agreed to waive expenses. After fee waivers and expense reimbursements, net expenses would be 1.00%. This arrangement may be modified or terminated by the Advisor at any time.
 (3) The Distributor and/or Columbia have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.10% of the Fund's average daily net assets. If the waiver were reflected in the table, the total annual fund operating expenses would be 1.10%. Columbia or the Distributor, at their discretion, may modify or terminate these arrangements at any time.
 (4) Credit Suisse fee waivers are voluntary and may be discontinued at any time. After fee waivers and expense reimbursements, net expenses would be 0.95%.
 (5) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent of the Fund's fees and expenses of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. After fee reductions net expenses would be 0.87% for FTVIPT Franklin Rising Dividends Securities Fund - Class 2 and 1.03% for FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2.
 (6) The Investment Adviser has voluntarily agreed to reduce or limit other expenses (subject to certain exclusions) equal on an annualized basis to 0.044% of the Fund's average daily net assets. The expense reduction may be modified or terminated at any time at the option of the Investment Adviser without shareholder approval. After expense reductions, net expenses would be 0.71%.


--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  13

 (7) The other expenses in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2008, the transfer agent fees did not exceed this expense limitation. In addition, for Oppenheimer Strategic Bond Fund/VA, Service Shares, the Manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the acquired fund fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund LLC and Oppenheimer Master Event-Linked Bond Fund, LLC. After fee waivers and expense reimbursements, the net expenses would be 0.82%.
 (8) PIMCO has contractually agreed through Dec. 31, 2009, to reduce its advisory fee to the extent that the acquired fund fees and expenses attributable to advisory and administrative fees exceed 0.64% of the total assets invested in the acquired funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. After fee waivers and expense reimbursements, the net expenses would be 1.42%.
 (9) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed:
     0.99% for RVST RiverSource Partners Variable Portfolio - Fundamental Value Fund, 1.14% for RVST RiverSource Partners Variable Portfolio - Select Value Fund, 1.20% for RVST RiverSource Partners Variable Portfolio - Small Cap Value Fund, 0.74% for RVST RiverSource Variable Portfolio - Global Inflation Protected Securities Fund, 1.00% for RVST RiverSource Variable Portfolio - Mid Cap Growth Fund, 0.53% for RVST RiverSource Variable Portfolio - S&P 500 Index Fund and 1.04% for RVST Seligman Variable Portfolio - Larger-Cap Value Fund.
(10) After giving effect to the Adviser's voluntary fee waivers and/or expense reimbursements, the net expenses incurred by investors including certain investment related expenses, was 1.40% for Van Kampen UIF Global Real Estate Portfolio, Class II Shares, 1.15% for Van Kampen UIF Mid Cap Growth Portfolio, Class II Shares and 1.32% for Van Kampen UIF U.S. Real Estate Portfolio, Class II Shares. The Adviser reserves the right to terminate any waivers and/or reimbursements at any time and without notice.




--------------------------------------------------------------------------------
 14  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES


THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.



THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.



CURRENT CONTRACT:





(applications signed on or after Nov. 30 2009, subject to state availability)



CURRENTLY OFFERED UNDER CONTRACT OPTION L


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds offered. They assume that you select the MAV Death Benefit, the SecureSourceStages -- Joint Life rider and the Benefit Protector Plus Death Benefit(1),(3). Although your actual costs may be higher or lower, based on the assumptions your costs would be:




                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                      IF YOU SURRENDER YOUR CONTRACT AT THE END            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                            OF THE APPLICABLE TIME PERIOD:                AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Contract Option L    $1,786      $3,564      $4,620      $8,499           $986       $2,864      $4,620      $8,499






CURRENTLY OFFERED UNDER CONTRACT OPTION C


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds offered. They assume that you select the MAV Death Benefit and the Benefit Protector Plus Death Benefit(1). Although your actual costs may be higher or lower, based on the assumptions your costs would be:




                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                      IF YOU SURRENDER YOUR CONTRACT AT THE END            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                            OF THE APPLICABLE TIME PERIOD:                AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Contract Option C     $996       $2,891      $4,660      $8,555           $996       $2,891      $4,660      $8,555




ALL CURRENTLY OFFERED CONTRACTS


MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROPP Death Benefit and do not select any optional benefits(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                      IF YOU SURRENDER YOUR CONTRACT AT THE END            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                            OF THE APPLICABLE TIME PERIOD:                AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Contract Option L    $1,071      $1,528      $1,407      $2,962           $271        $828       $1,407      $2,962

Contract Option C       281         859       1,459       3,063            281         859        1,459       3,063





ORIGINAL CONTRACT:



(applications signed prior to Nov. 30, 2009 or in states where the Current Contract is not available)



CURRENTLY OFFERED UNDER CONTRACT OPTION L -- FOR APPLICATIONS SIGNED ON OR AFTER JAN. 26, 2009


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds offered on or after May 1, 2007. They assume that you select the MAV Death Benefit, the SecureSource -- Joint Life rider or SecureSource 20 -- Joint Life rider and the Benefit Protector Plus Death Benefit.(2),(3) Although your actual costs may be higher or lower, based on the assumptions your costs would be:




                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                      IF YOU SURRENDER YOUR CONTRACT AT THE END            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                            OF THE APPLICABLE TIME PERIOD:                AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Contract Option L    $1,771      $3,522      $4,556      $8,399           $971       $2,822      $4,556      $8,399





--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  15

CURRENTLY OFFERED UNDER CONTRACT OPTION C -- FOR APPLICATIONS SIGNED ON OR AFTER AUG. 10, 2009


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds offered. They assume that you select the MAV Death Benefit and the Benefit Protector Plus Death Benefit(2). Although your actual costs may be higher or lower, based on the assumptions your costs would be:




                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                      IF YOU SURRENDER YOUR CONTRACT AT THE END            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                            OF THE APPLICABLE TIME PERIOD:                AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Contract Option C     $731       $2,148      $3,506      $6,659           $731       $2,148      $3,506      $6,659




PREVIOUSLY OFFERED UNDER CONTRACT OPTION C -- FOR APPLICATIONS SIGNED ON OR AFTER JAN. 26, 2009, BUT PRIOR TO AUG. 10, 2009


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds offered on or after May 1, 2007. They assume that you select the MAV Death Benefit, the SecureSource -- Joint Life rider and the Benefit Protector Plus Death Benefit.(2),(3) Although your actual costs may be higher or lower, based on the assumptions your costs would be:




                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                      IF YOU SURRENDER YOUR CONTRACT AT THE END            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                            OF THE APPLICABLE TIME PERIOD:                AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Contract Option C     $981       $2,849      $4,596      $8,455           $981       $2,849      $4,596      $8,455




PREVIOUSLY OFFERED UNDER CONTRACT OPTION L -- FOR APPLICATIONS SIGNED ON OR AFTER JUNE 1, 2008, BUT PRIOR TO JAN. 26, 2009


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits, and the maximum fees and expenses of any of the funds offered on or after May 1, 2007. They assume that you select the MAV Death Benefit, the SecureSource -- Joint Life rider and the Benefit Protector Plus Death Benefit.(2),(3) Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                      IF YOU SURRENDER YOUR CONTRACT AT THE END            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                            OF THE APPLICABLE TIME PERIOD:                AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Contract Option L    $1,696      $3,311      $4,228      $7,857           $896       $2,611      $4,228      $7,857




PREVIOUSLY OFFERED UNDER CONTRACT OPTION C -- FOR APPLICATIONS SIGNED ON OR AFTER JUNE 1, 2008, BUT PRIOR TO JAN. 26, 2009


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits, and the maximum fees and expenses of any of the funds offered on or after May 1, 2007. They assume that you selected the MAV Death Benefit and the Benefit Protector Plus Death Benefit.(2) Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                      IF YOU SURRENDER YOUR CONTRACT AT THE END            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                            OF THE APPLICABLE TIME PERIOD:                AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Contract Option C     $731       $2,148      $3,506      $6,659           $731       $2,148      $3,506      $6,659





--------------------------------------------------------------------------------
 16  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

PREVIOUSLY OFFERED UNDER CONTRACT OPTION L & CONTRACT OPTION C -- FOR APPLICATIONS SIGNED PRIOR TO JUNE 1, 2008


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits, and the maximum fees and expenses of any of the funds offered prior to May 1, 2007. They assume that you select the MAV Death Benefit, the Income Assurer Benefit rider, greater of MAV or 5% Accumulation Benefit base and the Benefit protector Plus Death benefit.(2),(3) Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                      IF YOU SURRENDER YOUR CONTRACT AT THE END            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                            OF THE APPLICABLE TIME PERIOD:                AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Contract Option L    $1,731      $3,441      $4,485      $8,565           $931       $2,741      $4,485      $8,565

Contract Option C       941       2,768       4,525       8,622            941        2,768       4,525       8,622




FOR ALL APPLICATIONS SIGNED UNDER THE ORIGINAL CONTRACT


MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and do not select any optional benefits(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                                                                            IF YOU DO NOT SURRENDER YOUR CONTRACT
                      IF YOU SURRENDER YOUR CONTRACT AT THE END            OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                            OF THE APPLICABLE TIME PERIOD:                AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS

Contract Option L    $1,071      $1,528      $1,407      $2,962           $271        $828       $1,407      $2,962

Contract Option C       281         859       1,459       3,063            281         859        1,459       3,063




(1) In these examples, the contract administrative charge is $50.


(2) In these examples, the contract administrative charge is $40.


(3) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.



--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  17

CONDENSED FINANCIAL INFORMATION

You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix M.

FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statements date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a


--------------------------------------------------------------------------------
 18 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.



- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.



- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Variable Portfolio funds, RiverSource Partners Variable Portfolio funds, Threadneedle Variable Portfolio funds and Disciplined Asset Allocation Portfolio funds. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2008.



  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in one of these contracts and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").



  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering from the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.


- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.


--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  19

  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


--------------------------------------------------------------------------------
 20  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

UNLESS AN ASSET ALLOCATION PROGRAM WE OFFER IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:



----------------------------------------------------------------------------------------------------------------
                      AVAILABLE    AVAILABLE
                      UNDER        UNDER
                      CONTRACTS    CONTRACTS
                      PURCHASED    PURCHASED
                      ON OR AFTER  PRIOR TO     INVESTMENT OBJECTIVE AND
INVESTING IN          MAY 1, 2007  MAY 1, 2007  POLICIES                         INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value       N            Y       Seeks long-term growth of        Invesco Aim Advisors, Inc.
Fund, Series II                                 capital.                         adviser, advisory entities
Shares                                                                           affiliated with Invesco Aim
                                                                                 Advisors, Inc., subadvisers.

                                                                                 On or about Aug. 1, 2009, the
                                                                                 business of Invesco Aim
                                                                                 Advisors, Inc. and Invesco
                                                                                 Global Asset Management, Inc.
                                                                                 will be combined into Invesco
                                                                                 Institutional, which will be
                                                                                 renamed Invesco Advisers, Inc.
                                                                                 and will serve as the Fund's
                                                                                 investment adviser.
----------------------------------------------------------------------------------------------------------------

AIM V.I. Capital           Y            Y       Seeks growth of capital.         Invesco Aim Advisors, Inc.
Appreciation Fund,                                                               adviser, advisory entities
Series II Shares                                                                 affiliated with Invesco Aim
                                                                                 Advisors, Inc., subadvisers.

                                                                                 On or about Aug. 1, 2009, the
                                                                                 business of Invesco Aim
                                                                                 Advisors, Inc. and Invesco
                                                                                 Global Asset Management, Inc.
                                                                                 will be combined into Invesco
                                                                                 Institutional, which will be
                                                                                 renamed Invesco Advisers, Inc.
                                                                                 and will serve as the Fund's
                                                                                 investment adviser.
----------------------------------------------------------------------------------------------------------------

AIM V.I. Capital           Y            Y       Seeks long-term growth of        Invesco Aim Advisors, Inc.
Development Fund,                               capital.                         adviser, advisory entities
Series II Shares                                                                 affiliated with Invesco Aim
                                                                                 Advisors, Inc., subadvisers.

                                                                                 On or about Aug. 1, 2009, the
                                                                                 business of Invesco Aim
                                                                                 Advisors, Inc. and Invesco
                                                                                 Global Asset Management, Inc.
                                                                                 will be combined into Invesco
                                                                                 Institutional, which will be
                                                                                 renamed Invesco Advisers, Inc.
                                                                                 and will serve as the Fund's
                                                                                 investment adviser.
----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  21

----------------------------------------------------------------------------------------------------------------
                      AVAILABLE    AVAILABLE
                      UNDER        UNDER
                      CONTRACTS    CONTRACTS
                      PURCHASED    PURCHASED
                      ON OR AFTER  PRIOR TO     INVESTMENT OBJECTIVE AND
INVESTING IN          MAY 1, 2007  MAY 1, 2007  POLICIES                         INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------
AIM V.I. Global            Y            Y       Seeks capital growth.            Invesco Aim Advisors, Inc.
Health Care Fund,                                                                adviser, advisory entities
Series II Shares                                                                 affiliated with Invesco Aim
                                                                                 Advisors, Inc., subadvisers.

                                                                                 On or about Aug. 1, 2009, the
                                                                                 business of Invesco Aim
                                                                                 Advisors, Inc. and Invesco
                                                                                 Global Asset Management, Inc.
                                                                                 will be combined into Invesco
                                                                                 Institutional, which will be
                                                                                 renamed Invesco Advisers, Inc.
                                                                                 and will serve as the Fund's
                                                                                 investment adviser.
----------------------------------------------------------------------------------------------------------------

AIM V.I.                   Y            Y       Seeks long-term growth of        Invesco Aim Advisors, Inc.
International Growth                            capital.                         adviser, advisory entities
Fund, Series II                                                                  affiliated with Invesco Aim
Shares                                                                           Advisors, Inc., subadvisers.

                                                                                 On or about Aug. 1, 2009, the
                                                                                 business of Invesco Aim
                                                                                 Advisors, Inc. and Invesco
                                                                                 Global Asset Management, Inc.
                                                                                 will be combined into Invesco
                                                                                 Institutional, which will be
                                                                                 renamed Invesco Advisers, Inc.
                                                                                 and will serve as the Fund's
                                                                                 investment adviser.
----------------------------------------------------------------------------------------------------------------

AIM V.I. Mid Cap           N            Y       Seeks long-term growth of        Invesco Aim Advisors, Inc.
Core Equity Fund,                               capital.                         adviser, advisory entities
Series II Shares                                                                 affiliated with Invesco Aim
                                                                                 Advisors, Inc., subadvisers.

                                                                                 On or about Aug. 1, 2009, the
                                                                                 business of Invesco Aim
                                                                                 Advisors, Inc. and Invesco
                                                                                 Global Asset Management, Inc.
                                                                                 will be combined into Invesco
                                                                                 Institutional, which will be
                                                                                 renamed Invesco Advisers, Inc.
                                                                                 and will serve as the Fund's
                                                                                 investment adviser.
----------------------------------------------------------------------------------------------------------------

AllianceBernstein          N            Y       Seeks to maximize total return   AllianceBernstein L.P.
VPS Balanced Wealth                             consistent with
Strategy Portfolio                              AllianceBernstein's
(Class B)                                       determination of reasonable
                                                risk.
----------------------------------------------------------------------------------------------------------------

AllianceBernstein          Y            Y       Seeks long-term growth of        AllianceBernstein L.P.
VPS Global Thematic                             capital.
Growth Portfolio
(Class B)
(previously
AllianceBernstein
VPS Global
Technology Portfolio
(Class B))
----------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 22  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------------------------------
                      AVAILABLE    AVAILABLE
                      UNDER        UNDER
                      CONTRACTS    CONTRACTS
                      PURCHASED    PURCHASED
                      ON OR AFTER  PRIOR TO     INVESTMENT OBJECTIVE AND
INVESTING IN          MAY 1, 2007  MAY 1, 2007  POLICIES                         INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------
AllianceBernstein          Y            Y       Seeks long-term growth of        AllianceBernstein L.P.
VPS Growth and                                  capital.
Income Portfolio
(Class B)
----------------------------------------------------------------------------------------------------------------

AllianceBernstein          Y            Y       Seeks long-term growth of        AllianceBernstein L.P.
VPS International                               capital.
Value Portfolio
(Class B)
----------------------------------------------------------------------------------------------------------------

American Century VP        N            Y       The Fund pursues long-term       American Century Investment
Inflation                                       total return using a strategy    Management, Inc.
Protection, Class II                            that seeks to protect against
                                                U.S. inflation.
----------------------------------------------------------------------------------------------------------------

American Century VP        N            Y       Seeks capital growth.            American Century Global
International, Class                                                             Investment Management, Inc.
II
----------------------------------------------------------------------------------------------------------------

American Century VP        Y            Y       Seeks long-term capital growth.  American Century Investment
Mid Cap Value, Class                            Income is a secondary            Management, Inc.
II                                              objective.
----------------------------------------------------------------------------------------------------------------

American Century VP        Y            Y       Seeks long-term capital growth.  American Century Investment
Ultra(R), Class II                                                               Management, Inc.
----------------------------------------------------------------------------------------------------------------

American Century VP        Y            Y       Seeks long-term capital growth.  American Century Investment
Value, Class II                                 Income is a secondary            Management, Inc.
                                                objective.
----------------------------------------------------------------------------------------------------------------

Columbia High Yield        Y            Y       Seeks total return, consisting   Columbia Management Advisors,
Fund, Variable                                  of a high level of income and    LLC, advisor; MacKay Shields
Series, Class B                                 capital appreciation.            LLC, subadviser.
----------------------------------------------------------------------------------------------------------------

Columbia Marsico           Y            Y       Seeks long-term growth of        Columbia Management Advisors,
Growth Fund,                                    capital.                         LLC, adviser; Marsico Capital
Variable Series,                                                                 Management, LLC, sub-adviser.
Class A
----------------------------------------------------------------------------------------------------------------

Columbia Marsico           Y            Y       Seeks long-term growth of        Columbia Management Advisors,
International                                   capital.                         LLC, adviser; Marsico Capital
Opportunities Fund,                                                              Management, LLC, sub-adviser.
Variable Series,
Class B
----------------------------------------------------------------------------------------------------------------

Columbia Small Cap         Y            Y       Seeks long-term capital          Columbia Management Advisors,
Value Fund, Variable                            appreciation.                    LLC
Series, Class B
----------------------------------------------------------------------------------------------------------------

Credit Suisse Trust        Y            Y       Seeks total return.              Credit Suisse Asset Management,
- Commodity Return                                                               LLC
Strategy Portfolio
----------------------------------------------------------------------------------------------------------------

Dreyfus Investment         N            Y       Seeks investment results that    The Dreyfus Corporation
Portfolios MidCap                               are greater than the total
Stock Portfolio,                                return performance of publicly
Service Shares                                  traded common stocks of medium-
                                                size domestic companies in the
                                                aggregate, as represented by
                                                the Standard & Poor's MidCap
                                                400 Index.
----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  23

----------------------------------------------------------------------------------------------------------------
                      AVAILABLE    AVAILABLE
                      UNDER        UNDER
                      CONTRACTS    CONTRACTS
                      PURCHASED    PURCHASED
                      ON OR AFTER  PRIOR TO     INVESTMENT OBJECTIVE AND
INVESTING IN          MAY 1, 2007  MAY 1, 2007  POLICIES                         INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------
Dreyfus Investment         N            Y       Seeks capital appreciation.      The Dreyfus Corporation
Portfolios
Technology Growth
Portfolio, Service
Shares
----------------------------------------------------------------------------------------------------------------

Dreyfus Variable           N            Y       Seeks long-term capital growth   The Dreyfus Corporation; Fayez
Investment Fund                                 consistent with the              Sarofim & Co., sub-adviser.
Appreciation                                    preservation of capital. Its
Portfolio, Service                              secondary goal is current
Shares                                          income.
----------------------------------------------------------------------------------------------------------------

Dreyfus Variable           Y            Y       Seeks capital growth.            The Dreyfus Corporation; Newton
Investment Fund                                                                  Capital Management Limited,
International Equity                                                             sub-adviser
Portfolio, Service
Shares
----------------------------------------------------------------------------------------------------------------

Dreyfus Variable           Y            Y       Seeks long-term capital growth.  The Dreyfus Corporation
Investment Fund
International Value
Portfolio, Service
Shares
----------------------------------------------------------------------------------------------------------------

Eaton Vance VT             Y            Y       Seeks high level of current      Eaton Vance Management
Floating-Rate Income                            income.
Fund
----------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP            Y            Y       Seeks long-term capital          Fidelity Management & Research
Contrafund(R)                                   appreciation. Normally invests   Company (FMR), investment
Portfolio Service                               primarily in common stocks.      manager; FMR U.K. and FMR Far
Class 2                                         Invests in securities of         East, sub-advisers.
                                                companies whose value it
                                                believes is not fully
                                                recognized by the public.
                                                Invests in either "growth"
                                                stocks or "value" stocks or
                                                both. The fund invests in
                                                domestic and foreign issuers.
----------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP            N            Y       Seeks to achieve capital         FMR, investment manager; FMR
Growth Portfolio                                appreciation. Normally invests   U.K., FMR Far East, sub-
Service Class 2                                 primarily in common stocks.      advisers.
                                                Invests in companies that it
                                                believes have above-average
                                                growth potential (stocks of
                                                these companies are often
                                                called "growth" stocks). The
                                                Fund invests in domestic and
                                                foreign issuers.
----------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP            Y            Y       Seeks as high level of current   FMR, investment manager; FMR
Investment Grade                                income as is consistent with     U.K., FMR Far East, sub-
Bond Portfolio                                  the preservation of capital.     advisers.
Service Class 2                                 Normally invests at least 80%
                                                of assets in investment-grade
                                                debt securities (those of
                                                medium and high quality) of all
                                                types and repurchase agreements
                                                for those securities.
----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 24  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------------------------------
                      AVAILABLE    AVAILABLE
                      UNDER        UNDER
                      CONTRACTS    CONTRACTS
                      PURCHASED    PURCHASED
                      ON OR AFTER  PRIOR TO     INVESTMENT OBJECTIVE AND
INVESTING IN          MAY 1, 2007  MAY 1, 2007  POLICIES                         INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Mid        Y            Y       Seeks long-term growth of        FMR, investment manager; FMR
Cap Portfolio                                   capital. Normally invests        U.K., FMR Far East, sub-
Service Class 2                                 primarily in common stocks.      advisers.
                                                Normally invests at least 80%
                                                of assets in securities of
                                                companies with medium market
                                                capitalizations. May invest in
                                                companies with smaller or
                                                larger market capitalizations.
                                                Invests in domestic and foreign
                                                issuers. The Fund invests in
                                                either "growth" or "value"
                                                common stocks or both.
----------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP            Y            Y       Seeks long-term growth of        FMR, investment manager; FMR
Overseas Portfolio                              capital. Normally invests        U.K., FMR Far East, Fidelity
Service Class 2                                 primarily in common stocks       International Investment
                                                allocating investments across    Advisors (FIIA) and FIIA U.K.,
                                                different countries and          sub-advisers.
                                                regions. Normally invests at
                                                least 80% of assets in non-U.S.
                                                securities.
----------------------------------------------------------------------------------------------------------------

FTVIPT Franklin            Y            Y       Seeks to maximize income while   Franklin Advisers, Inc.
Income Securities                               maintaining prospects for
Fund - Class 2                                  capital appreciation.
----------------------------------------------------------------------------------------------------------------

FTVIPT Franklin            N            Y       Seeks long-term capital          Franklin Advisory Services, LLC
Rising Dividends                                appreciation, with preservation
Securities                                      of capital as an important
Fund - Class 2                                  consideration.
----------------------------------------------------------------------------------------------------------------

FTVIPT Franklin            N            Y       Seeks long-term capital growth.  Franklin Advisers, Inc.
Small-Mid Cap Growth
Securities Fund -
Class 2
----------------------------------------------------------------------------------------------------------------

FTVIPT Mutual Shares       N            Y       Seeks capital appreciation,      Franklin Mutual Advisers, LLC
Securities                                      with income as a secondary
Fund - Class 2                                  goal.
----------------------------------------------------------------------------------------------------------------

FTVIPT Templeton           Y            Y       Seeks high current income        Franklin Advisers, Inc.
Global Bond                                     consistent with preservation of
Securities                                      capital, with capital
Fund - Class 2                                  appreciation as a secondary
(previously FTVIPT                              consideration.
Templeton Global
Income Securities
Fund - Class 2)
----------------------------------------------------------------------------------------------------------------

FTVIPT Templeton           Y            Y       Seeks long-term capital growth.  Templeton Global Advisors
Growth Securities                                                                Limited, adviser; Templeton
Fund - Class 2                                                                   Asset Management Ltd.,
                                                                                 subadviser.
----------------------------------------------------------------------------------------------------------------

Goldman Sachs VIT          Y            Y       Seeks long-term capital          Goldman Sachs Asset Management,
Mid Cap Value Fund -                            appreciation.                    L.P.
Institutional Shares
----------------------------------------------------------------------------------------------------------------

Goldman Sachs VIT          Y            Y       Seeks long-term growth of        Goldman Sachs Asset Management,
Structured U.S.                                 capital and dividend income.     L.P.
Equity
Fund - Institutional
Shares
----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  25

----------------------------------------------------------------------------------------------------------------
                      AVAILABLE    AVAILABLE
                      UNDER        UNDER
                      CONTRACTS    CONTRACTS
                      PURCHASED    PURCHASED
                      ON OR AFTER  PRIOR TO     INVESTMENT OBJECTIVE AND
INVESTING IN          MAY 1, 2007  MAY 1, 2007  POLICIES                         INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------
Janus Aspen Series         Y            Y       Seeks long-term growth of        Janus Capital Management LLC
Janus Portfolio:                                capital in a manner consistent
Service Shares                                  with the preservation of
(previously Janus                               capital.
Aspen Series Large
Cap Growth
Portfolio: Service
Shares)
----------------------------------------------------------------------------------------------------------------

Legg Mason                 Y            Y       Seeks long-term growth of        Legg Mason Partners Fund
ClearBridge Variable                            capital.                         Advisor, LLC, adviser;
Small Cap Growth                                                                 ClearBridge Advisors, LLC, sub-
Portfolio, Class I                                                               adviser.
(previously Legg
Mason Partners
Variable Small Cap
Growth Portfolio,
Class I)
----------------------------------------------------------------------------------------------------------------

MFS(R) Investors           N            Y       Seeks capital appreciation.      MFS Investment Management(R)
Growth Stock
Series - Service
Class
----------------------------------------------------------------------------------------------------------------

MFS(R) New Discovery       N            Y       Seeks capital appreciation.      MFS Investment Management(R)
Series - Service
Class
----------------------------------------------------------------------------------------------------------------

MFS(R) Total Return        Y            Y       Seeks total return.              MFS Investment Management(R)
Series - Service
Class
----------------------------------------------------------------------------------------------------------------

MFS(R) Utilities           Y            Y       Seeks total return.              MFS Investment Management(R)
Series - Service
Class
----------------------------------------------------------------------------------------------------------------

Oppenheimer Capital        Y            Y       Seeks capital appreciation.      OppenheimerFunds, Inc.
Appreciation
Fund/VA, Service
Shares
----------------------------------------------------------------------------------------------------------------

Oppenheimer Global         Y            Y       Seeks long-term capital          OppenheimerFunds, Inc.
Securities Fund/VA,                             appreciation.
Service Shares
----------------------------------------------------------------------------------------------------------------

Oppenheimer Main           Y            Y       Seeks capital appreciation.      OppenheimerFunds, Inc.
Street Small Cap
Fund/VA, Service
Shares
----------------------------------------------------------------------------------------------------------------

Oppenheimer                Y            Y       Seeks high level of current      OppenheimerFunds, Inc.
Strategic Bond                                  income principally derived from
Fund/VA, Service                                interest on debt securities.
Shares
----------------------------------------------------------------------------------------------------------------

PIMCO VIT All Asset        Y            Y       Seeks maximum real return        Pacific Investment Management
Portfolio, Advisor                              consistent with preservation of  Company LLC
Share Class                                     real capital and prudent
                                                investment management period.
----------------------------------------------------------------------------------------------------------------

Putnam VT Global           N            Y       Seeks capital appreciation.      Putnam Investment Management,
Health Care                                                                      LLC
Fund - Class IB
Shares (previously
Putnam VT Health
Sciences
Fund - Class IB
Shares)
----------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 26  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------------------------------
                      AVAILABLE    AVAILABLE
                      UNDER        UNDER
                      CONTRACTS    CONTRACTS
                      PURCHASED    PURCHASED
                      ON OR AFTER  PRIOR TO     INVESTMENT OBJECTIVE AND
INVESTING IN          MAY 1, 2007  MAY 1, 2007  POLICIES                         INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------
Putnam VT                  N            Y       Seeks capital appreciation.      Putnam Investment Management,
International Equity                                                             LLC
Fund - Class IB
Shares
----------------------------------------------------------------------------------------------------------------

Putnam VT Small Cap        N            Y       Seeks capital appreciation.      Putnam Investment Management,
Value Fund - Class                                                               LLC
IB Shares
----------------------------------------------------------------------------------------------------------------

Putnam VT Vista            N            Y       Seeks capital appreciation.      Putnam Investment Management,
Fund - Class IB                                                                  LLC
Shares
----------------------------------------------------------------------------------------------------------------

RVST RiverSource           Y            Y       Seeks long-term capital growth.  RiverSource Investments, LLC,
Partners Variable                                                                adviser; Davis Selected
Portfolio - Fundame-                                                             Advisers, L.P., subadviser.
ntal Value Fund
----------------------------------------------------------------------------------------------------------------

RVST RiverSource           Y            Y       Seeks long-term growth of        RiverSource Investments, LLC,
Partners Variable                               capital.                         adviser; Systematic Financial
Portfolio - Select                                                               Management, L.P. and WEDGE
Value Fund                                                                       Capital Management L.L.P., sub-
                                                                                 advisers.
----------------------------------------------------------------------------------------------------------------

RVST RiverSource           Y            Y       Seeks long-term capital          RiverSource Investments, LLC,
Partners Variable                               appreciation.                    adviser; Barrow, Hanley,
Portfolio - Small                                                                Mewhinney & Strauss, Inc.,
Cap Value Fund                                                                   Denver Investment Advisors LLC,
                                                                                 Donald Smith & Co., Inc., River
                                                                                 Road Asset Management, LLC and
                                                                                 Turner Investment Partners,
                                                                                 Inc., subadvisers.
----------------------------------------------------------------------------------------------------------------

RVST RiverSource           Y            Y       Seeks maximum current income     RiverSource Investments, LLC
Variable Portfolio -                            consistent with liquidity and
Cash Management Fund                            stability of principal.
----------------------------------------------------------------------------------------------------------------

RVST RiverSource           Y            Y       Seeks high level of current      RiverSource Investments, LLC
Variable Portfolio -                            income while attempting to
Diversified Bond                                conserve the value of the
Fund                                            investment for the longest
                                                period of time.
----------------------------------------------------------------------------------------------------------------

RVST RiverSource           Y            Y       Seeks high level of current      RiverSource Investments, LLC
Variable Portfolio -                            income and, as a secondary
Diversified Equity                              goal, steady growth of capital.
Income Fund
----------------------------------------------------------------------------------------------------------------

RVST RiverSource           Y            Y       Seeks capital appreciation.      RiverSource Investments, LLC
Variable Portfolio -
Dynamic Equity Fund
(previously RVST
RiverSource Variable
Portfolio - Large
Cap Equity Fund)
----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  27

----------------------------------------------------------------------------------------------------------------
                      AVAILABLE    AVAILABLE
                      UNDER        UNDER
                      CONTRACTS    CONTRACTS
                      PURCHASED    PURCHASED
                      ON OR AFTER  PRIOR TO     INVESTMENT OBJECTIVE AND
INVESTING IN          MAY 1, 2007  MAY 1, 2007  POLICIES                         INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------
RVST RiverSource           Y            Y       Non-diversified fund that seeks  RiverSource Investments, LLC
Variable Portfolio -                            total return that exceeds the
Global Inflation                                rate of inflation over the
Protected Securities                            long-term.
Fund
----------------------------------------------------------------------------------------------------------------

RVST RiverSource           Y            Y       Seeks high current income, with  RiverSource Investments, LLC
Variable Portfolio -                            capital growth as a secondary
High Yield Bond Fund                            objective.
----------------------------------------------------------------------------------------------------------------

RVST RiverSource           Y            Y       Seeks high total return through  RiverSource Investments, LLC
Variable Portfolio -                            current income and capital
Income Opportunities                            appreciation.
Fund
----------------------------------------------------------------------------------------------------------------

RVST RiverSource           N            Y       Seeks growth of capital.         RiverSource Investments, LLC
Variable Portfolio -
Mid Cap Growth Fund
----------------------------------------------------------------------------------------------------------------

RVST RiverSource           Y            Y       Seeks long-term growth of        RiverSource Investments, LLC
Variable Portfolio -                            capital.
Mid Cap Value Fund
----------------------------------------------------------------------------------------------------------------

RVST RiverSource           Y            Y       Seeks long-term capital          RiverSource Investments, LLC
Variable Portfolio -                            appreciation.
S&P 500 Index Fund
----------------------------------------------------------------------------------------------------------------

RVST RiverSource           Y            Y       Seeks high level of current      RiverSource Investments, LLC
Variable Portfolio -                            income and safety of principal
Short Duration U.S.                             consistent with investment in
Government Fund                                 U.S. government and government
                                                agency securities.
----------------------------------------------------------------------------------------------------------------

RVST Seligman              Y            Y       Seeks long-term capital growth.  RiverSource Investments, LLC
Variable Portfolio -
Growth Fund
(previously RVST
RiverSource Variable
Portfolio - Growth
Fund)
----------------------------------------------------------------------------------------------------------------

RVST Seligman              N            Y       Seeks long-term growth of        RiverSource Investments, LLC
Variable Portfolio -                            capital.
Larger-Cap Value
Fund (previously
RVST RiverSource
Variable Portfolio -
Large Cap Value
Fund)
----------------------------------------------------------------------------------------------------------------

RVST Threadneedle          Y            Y       Seeks long-term capital growth.  RiverSource Investments, LLC,
Variable Portfolio -                                                             adviser; Threadneedle
Emerging Markets                                                                 International Limited, an
Fund                                                                             indirect wholly-owned
                                                                                 subsidiary of Ameriprise
                                                                                 Financial, sub-adviser.
----------------------------------------------------------------------------------------------------------------

RVST Threadneedle          Y            Y       Seeks capital appreciation.      RiverSource Investments, LLC,
Variable Portfolio -                                                             adviser; Threadneedle
International                                                                    International Limited, an
Opportunity Fund                                                                 indirect wholly-owned
                                                                                 subsidiary of Ameriprise
                                                                                 Financial, sub-adviser.
----------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 28  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

----------------------------------------------------------------------------------------------------------------
                      AVAILABLE    AVAILABLE
                      UNDER        UNDER
                      CONTRACTS    CONTRACTS
                      PURCHASED    PURCHASED
                      ON OR AFTER  PRIOR TO     INVESTMENT OBJECTIVE AND
INVESTING IN          MAY 1, 2007  MAY 1, 2007  POLICIES                         INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------
Van Kampen Life            Y            Y       Seeks capital growth and income  Van Kampen Asset Management
Investment Trust                                through investments in equity
Comstock Portfolio,                             securities, including common
Class II Shares                                 stocks, preferred stocks and
                                                securities convertible into
                                                common and preferred stocks.
----------------------------------------------------------------------------------------------------------------

Van Kampen UIF             Y            Y       Seeks current income and         Morgan Stanley Investment
Global Real Estate                              capital appreciation.            Management Inc., doing business
Portfolio, Class II                                                              as Van Kampen, adviser; Morgan
Shares                                                                           Stanley Investment Management
                                                                                 Limited and Morgan Stanley
                                                                                 Investment Management Company,
                                                                                 sub-advisers.
----------------------------------------------------------------------------------------------------------------

Van Kampen UIF Mid         Y            Y       Seeks long-term capital growth.  Morgan Stanley Investment
Cap Growth                                                                       Management Inc., doing business
Portfolio, Class II                                                              as Van Kampen.
Shares
----------------------------------------------------------------------------------------------------------------

Van Kampen UIF U.S.        N            Y       Non-diversified Portfolio that   Morgan Stanley Investment
Real Estate                                     seeks above-average current      Management Inc., doing business
Portfolio, Class II                             income and long-term capital     as Van Kampen.
Shares                                          appreciation by investing
                                                primarily in equity securities
                                                of companies in the U.S. real
                                                estate industry, including real
                                                estate investment trusts.
----------------------------------------------------------------------------------------------------------------

Wanger International       Y            Y       Seeks long-term growth of        Columbia Wanger Asset
                                                capital.                         Management, L.P.
----------------------------------------------------------------------------------------------------------------

Wanger USA                 Y            Y       Seeks long-term capital          Columbia Wanger Asset
                                                appreciation.                    Management, L.P.
----------------------------------------------------------------------------------------------------------------



THE GUARANTEE PERIOD ACCOUNTS (GPAS)


The GPAs may not be available for contracts in some states.



Currently, unless an asset allocation program is in effect, you may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. These periods of time vary by state. The required minimum investment in each GPA is $1,000. (Exception: if a model portfolio includes one or more GPAs, the required minimum investment does not apply.) These accounts are not offered after the annuitization start date.


Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on contract value currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the

--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS 29 performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company's general account. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)

We will not apply an MVA to contract value you transfer or surrender out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window, you may choose to start a new guarantee period of the same length, transfer the contract value from the specified GPA to a GPA of another length, transfer the contract value from the specified GPA to any of the subaccounts, the regular fixed account (Current Contract) or the one-year fixed account (Original Contract), or surrender the value from the specified GPA (all subject to applicable surrender and transfer provisions). If we do not receive any instructions by the end of your guarantee period, our current practice is to automatically transfer the contract value from the specified GPA into the shortest GPA term offered in your state. If no GPAs are offered, we will transfer the value to the regular fixed account (Current Contract) or the one-year fixed account (Original Contract), if available. If the regular fixed account (Current Contract) or the one-year fixed account (Original Contract) is not available, we will transfer the value to the money market or cash management variable subaccount we designate.



We guarantee the contract value allocated to the GPAs, including the interest credited, if you do not make any transfers or surrenders from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you surrender or transfer contract value from a GPA including surrenders under the SecureSource series of riders, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early surrenders." The application of an MVA may result in either a gain or loss of principal.



For the Current Contract, the 30-day rule does not apply and no MVA will apply to:



- amounts surrendered under contract provisions that waive surrender charges for Hospital or Nursing Home Confinement and Terminal Illness Disability Diagnosis;



- amounts transferred automatically under the Portfolio Navigator asset allocation program; and



- amounts deducted for fees and charges.



Amounts we pay as death claims will not be reduced by any MVA.



For the Original Contract, the 30-day rule does not apply and no MVA will apply to:


- transfers from a one-year GPA occurring under an automated dollar-cost averaging program or interest sweep strategy;


--------------------------------------------------------------------------------
 30  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

- automatic rebalancing under any Portfolio Navigator model portfolio we offer which contains one or more GPAs. However, an MVA may apply if you transfer to a new Portfolio Navigator model portfolio;

- amounts applied to an annuity payout plan while a Portfolio Navigator model portfolio containing one or more GPAs is in effect;

- reallocation of your contract value according to an updated Portfolio Navigator model portfolio;


- amounts deducted for fees and charges; or


- amounts we pay as death claims.


When you request an early surrender, we adjust the early surrender amount by an MVA formula. The early surrender amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.



The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the early surrender, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:



               IF YOUR GPA RATE IS:                                       THE MVA IS:

Less than the new GPA rate + 0.10%                                         Negative

Equal to the new GPA rate + 0.10%                                          Zero

Greater than the new GPA rate + 0.10%                                      Positive


For examples, see Appendix A.

THE FIXED ACCOUNT (APPLIES TO CONTRACTS ISSUED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE)


Amounts allocated to the fixed account become part of our general account. For the Current Contract, the fixed account includes the regular fixed account and the Special DCA fixed account. For the Original Contract, the fixed account includes the one-year fixed account and the DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.



The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.



CURRENT CONTRACT:
(applications signed on or after Nov. 30, 2009, subject to state availability)



THE REGULAR FIXED ACCOUNT


(Not available under Contract Option C unless included in a PN program model portfolio you selected)



Unless an asset allocation program we offer is in effect, you may allocate purchase payments or transfer contract value to the regular fixed account. The value of the regular fixed account increases as we credit interest to the regular fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the regular fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion, but your interest rate for each purchase payment or transfer will never change more frequently than annually. There are restrictions on transfers from this account and may be restrictions on the amount you can allocate to this account (see "Making the Most of Your Contract -- Transfer policies").



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               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  31

THE SPECIAL DCA FIXED ACCOUNT


You may allocate purchase payments to the Special DCA fixed account. You may not transfer contract value to the Special DCA fixed account.



You may allocate your entire initial purchase payment to the Special DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the Special DCA fixed account.



In accordance with your investment instructions, we transfer a pro rata amount from the Special DCA fixed account to the subaccounts or Portfolio Navigator model portfolio you select monthly so that, at the end of the Special DCA fixed account term, the balance of the Special DCA fixed account is zero. The first Special DCA monthly transfer occurs one day after we receive your payment. You may not use the regular fixed account or any GPA as a destination for the Special DCA monthly transfer. (Exception: if a Portfolio Navigator program is in effect, and the model portfolio you selected includes the regular fixed account or any GPA, amounts will be transferred from the Special DCA fixed account to the regular fixed account or GPA according to the allocation percentage established for the model portfolio you have selected.)



The value of the Special DCA fixed account increases when we credit interest to the Special DCA fixed account, and decreases when we make monthly transfers from the Special DCA fixed account. When you allocate a purchase payment to the Special DCA fixed account, the interest rates applicable to that purchase payment will be the rates in effect for the Special DCA fixed account term you choose on the date we receive your purchase payment. The applicable interest rate is guaranteed for the length of the term for the Special DCA fixed account term you choose. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit interest only on the declining balance of the Special DCA fixed account; we do not credit interest on amounts that have been transferred from the Special DCA fixed account. As a result, the net effective interest rates we credit will be less than the declared annual effective rates. Generally, we will credit the Special DCA fixed account with interest at the same annual effective rate we apply to the regular fixed account on the date we receive your purchase payment, regardless of the length of the term you select. From time to time, we may credit interest to the Special DCA fixed account at promotional rates that are higher than those we credit to the regular fixed account. We reserve the right to declare different annual effective rates:



- for the Special DCA fixed account and the regular fixed account; and



- for the Special DCA fixed accounts with terms of differing length.



Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:



- the Special DCA fixed account for a six month term;



- the Special DCA fixed account for a twelve month term;



- the Portfolio Navigator model portfolio in effect;



- if no Portfolio Navigator model portfolio is in effect, to the regular fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the regular account and the GPAs.



Once you establish a Special DCA fixed account, you cannot allocate additional purchase payments to it. However, you may establish another Special DCA fixed account and allocate new purchase payments to it.



If you participate in a model portfolio, and you change to a different model portfolio while a Special DCA fixed account term is in progress, we will allocate transfers from the Special DCA fixed account to your newly-elected model portfolio.



If your contract permits, and you discontinue your participation in a model portfolio while a Special DCA fixed account term is in progress, we will allocate transfers from your Special DCA fixed account for the remainder of the term to the subaccounts in accordance with your current Special DCA fixed account allocation instructions. If your current Special DCA fixed account allocation instructions include a fund to which allocations are restricted and you do not provide new instructions, we will transfer prorated amounts to the valid portion of your allocation instruction.



You may discontinue any Special DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the Special DCA fixed account to the Portfolio Navigator model portfolio in effect, or if no Portfolio Navigator model portfolio is in effect, in accordance with your investment instructions to us to the regular fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the regular fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").



Dollar-cost averaging from the Special DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see "Making the Most of your Contract -- Automated Dollar-Cost Averaging."



--------------------------------------------------------------------------------
 32  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

ORIGINAL CONTRACT:
(applications signed between May 1, 2006 and Nov. 30, 2009 or in states where the Current Contract is not available)



ONE-YEAR FIXED ACCOUNT


Unless an asset allocation program we offer is in effect, you may allocate purchase payments or transfer contract value to the one-year fixed account.(1) The value of the one-year fixed account increases as we credit interest to the one-year fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit the one-year fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment or you transfer contract value to the one-year fixed account. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. There are restrictions on the amount you can allocate to the one-year fixed account as well as on transfers from this account (see "Making the Most of Your Contract -- Transfer policies").



(1) For Contract Option C, the one-year fixed account may not be available, or may be significantly limited in some states. See your contract for the actual terms at the one-year fixed account you purchased.



DCA FIXED ACCOUNT


You may allocate purchase payments to the DCA fixed account. You may not transfer contract value to the DCA fixed account.



You may allocate your entire initial purchase payment to the DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the DCA fixed account.



In accordance with your investment instructions, we transfer a pro rata amount from the DCA fixed account to your investment allocations monthly so that, at the end of the DCA fixed account term, the balance of the DCA fixed account is zero. The first DCA monthly transfer occurs one day after we receive your payment.



The value of the DCA fixed account increases when we credit interest to the DCA fixed account, and decreases when we make monthly transfers from the DCA fixed account. When you allocate a purchase payment to the DCA fixed account, the interest rates applicable to that purchase payment will be the rates in effect for the DCA fixed account term you choose on the date we receive your purchase payment. The applicable interest rate is guaranteed for the length of the term for the DCA fixed account term you choose. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit interest only on the declining balance of the DCA fixed account; we do not credit interest on amounts that have been transferred from the DCA fixed account. As a result, the net effective interest rates we credit will be less than the declared annual effective rates. Generally, we will credit the DCA fixed account with interest at the same annual effective rate we apply to the one-year fixed account on the date we receive your purchase payment, regardless of the length of the term you select. From time to time, we may credit interest to the DCA fixed account at promotional rates that are higher than those we credit to the one-year fixed account. We reserve the right to declare different annual effective rates:



- for the DCA fixed account and the one-year fixed account;



- for the DCA fixed accounts with terms of differing length;



- for amounts in the DCA fixed account that are transferred to the one-year fixed account;



- for amounts in the DCA fixed account that are transferred to the GPAs;



- for amounts in the DCA fixed account that are transferred to the subaccounts.



Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:



- the DCA fixed account for a six month term;



- the DCA fixed account for a twelve month term;



- the Portfolio Navigator model portfolio in effect;



- if no Portfolio Navigator model portfolio is in effect, to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.



If you make a purchase payment while a DCA fixed account term is in progress, you may allocate your purchase payment among the following:



- to the DCA fixed account term(s) then in effect. Amounts you allocate to an existing DCA fixed account term will be transferred out of the DCA fixed account over the remainder of the term. For example, if you allocate a new purchase payment to an existing DCA fixed account term of six months when only two months remains in the six month term, the amount you allocate will be transferred out of the DCA fixed account over the remaining two months of the term;



--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  33

- to the Portfolio Navigator model portfolio then in effect;



- if no Portfolio Navigator model portfolio is in effect, then to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.



If no DCA fixed account term is in progress when you make an additional purchase payment, you may allocate it according to the rules above for the allocation of your initial purchase payment.



If you participate in a model portfolio, and you change to a different model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account to your newly-elected model portfolio.



If your contract permits, and you discontinue your participation in a model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account for the remainder of the term in accordance with your investment instructions to us to the one-year fixed account, the GPAs and the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").



You may discontinue any DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the DCA fixed account whose term you are ending to the asset allocation model portfolio in effect, or if no asset allocation model portfolio is in effect, in accordance with your investment instructions to us to the one-year fixed account, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").



Dollar-cost averaging from the DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see "Making the Most of your Contract -- Automated Dollar-Cost Averaging."


BUYING YOUR CONTRACT


Your investment professional will help you complete and submit an application and send it along with your initial purchase payment to our corporate office. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. You may buy Contract Option L or Contract Option C. Contract Option L has a four-year surrender charge schedule. Contract Option C eliminates the per purchase payment surrender charge schedule in exchange for a higher mortality and expense risk fee. Contract Option L includes the option to purchase a living benefit rider. Living benefit riders are currently not available for Contract Option C. Both contracts have the same underlying funds. As the owner, you have all rights and may receive all benefits under the contract.



You may select a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. For the Current Contract, you can buy a contract if you are 85 or younger. For the Original Contract, you can buy a contract if you and the annuitant are age 85 or younger. (The age limit may be younger for qualified annuities in some states.)



When you apply, you may select (if available in your state):



CURRENT CONTRACT:


(applications signed on or after Nov. 30, 2009, subject to state availability)



- contract Option L or contract Option C;



- GPAs, the regular fixed account (if included), the Special DCA fixed account and/or subaccounts in which you want to invest;



- how you want to make purchase payments;



- a beneficiary;



- the optional Portfolio Navigator asset allocation program(1); and



- one of the following optional death benefits:



  - MAV Death Benefit;



  - 5% Accumulation Death Benefit; or



  - Enhanced Death Benefit.



--------------------------------------------------------------------------------
 34  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

- one of the following additional optional death benefits:





  - Benefit Protector Death Benefit rider(2); or



  - Benefit Protector Plus Death Benefit rider(2).



In addition, if available in your state, you may also select the following optional living benefit (requires the use of the Portfolio Navigator asset allocation program):



THE FOLLOWING OPTIONAL LIVING BENEFIT (REQUIRES THE USE OF THE PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM):



- SecureSource Stages rider



The Current Contract provides for allocation of purchase payments to the GPAs, the regular fixed account (Contract Option L only), the Special DCA fixed account and/or the subaccounts of the variable account subject to the $1,000 required minimum investment for the GPAs. For Contract Option L, we currently allow you to allocate the total amount of purchase payment to the regular fixed account. We reserve the right to limit purchase payment allocations to the regular fixed account at any time on a non-discriminatory basis with notification, subject to state restrictions. You cannot allocate purchase payments to the fixed account for six months following a partial surrender from the fixed account, a lump sum transfer from the regular fixed account, or termination of automated transfers from the Special DCA fixed account prior to the end of the Special DCA fixed account term.



ORIGINAL CONTRACT:


(applications signed prior to Nov. 30, 2009 or in states where the Current Contract is not available)



- contract Option L or Option C;



- GPAs, the one-year fixed account (if included), the DCA fixed account and/or subaccounts in which you want to invest;



- how you want to make purchase payments;



- a beneficiary;



- the optional Portfolio Navigator asset allocation program(1); and



- one of the following optional death benefits:





  - MAV Death Benefit;



  - 5% Accumulation Death Benefit; or



  - Enhanced Death Benefit.





- one of the following additional optional death benefits:



  - Benefit Protector Death Benefit Rider(2); or



  - Benefit Protector Plus Death Benefit Rider(2).



In addition, if available in your state, you may also select one of the following optional living benefits (all require the use of the Portfolio Navigator asset allocation program):





- SecureSource 20 riders, or



- SecureSource rider (only available if SecureSource 20 is not approved in your state)





(1) There is no additional charge for this feature.




(2) Not available with 5% Accumulation or Enhanced Death Benefit.



The Original Contract provides for allocations of purchase payments to the GPAs, the one-year fixed account, the DCA fixed account and/or to the subaccounts in even 1% increments subject to the required $1,000 required minimum investment for the GPAs. For Contract Option L, the amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish an automated dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract. For Contract Option C, the one-year fixed account may not be available or may be significantly limited in some states. See your contract for the actual terms of the one-year fixed account you purchased.



FOR BOTH THE CURRENT CONTRACT AND THE ORIGINAL CONTRACT:


If your application is complete, we will process it and apply your purchase payment to your investment selections within two business days after we receive it at our corporate office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before


--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS 35 the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.



You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.



In most states, you may make additional purchase payments to nonqualified and qualified annuities until the annuitization start date.



THE ANNUITIZATION START DATE


Annuity payouts begin on the annuitization start date; the first annuity payment will be made as provided by the annuity payment plan you select. When we process your application, we will establish the annuitization start date to be the maximum age (or contract anniversary if applicable). Qualified annuities may require the date to be changed as specified below. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the annuitization start date, provided you send us written instructions at least 30 days before annuity payouts begin.



FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, the annuitization start date must be:



- no earlier than the 30th day after the contract's effective date; and no later than



- For the Current Contract, the owner's 95th birthday or the tenth contract anniversary if later,



- For the Original Contract, the annuitant's 90th(1) birthday or the tenth contract anniversary, if purchased after age 80(1),



- or such other date as agreed upon by us.



FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, to comply with IRS regulations, the annuitization start date generally must be:



- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or



- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select an annuitization start date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).



If you satisfy your required minimum distributions in the form of partial surrenders from this contract, annuity payouts can start:



- For the Current Contract, as late as the owner's 95th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.



- For the Original Contract, as late as the annuitant's 90th(1) birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.



- Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuitization start date for this contract.



(1) Applies to contracts with applications signed on or after May 1, 2006, in most states. For all other contracts, the annuitization start date must be no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75.



BENEFICIARY


We will pay to your named beneficiary the death benefit if it becomes payable while the contract is in force and before the annuitization start date. If there is more than one beneficiary, we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)



If you select one of the SecureSource series - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse cannot utilize the spousal continuation provision of the contract when the death benefit is payable.


PURCHASE PAYMENTS
Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.


If we do not receive your initial purchase payment within 180 days from the application signed date, we will consider your contract void from the start.


MINIMUM INITIAL PURCHASE PAYMENT
  $10,000


--------------------------------------------------------------------------------
 36  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

MINIMUM ADDITIONAL PURCHASE PAYMENTS
  $50 for SIPs

  $100 for all other payment types




MAXIMUM TOTAL PURCHASE PAYMENTS (WITHOUT CORPORATE OFFICE APPROVAL)



  - CURRENT CONTRACT:


    (applications signed on or after Nov. 30, 2009, subject to state availability)



  MAXIMUM TOTAL PURCHASE PAYMENTS* BASED ON YOUR AGE ON THE EFFECTIVE DATE OF THE PAYMENT:



For the first year and
  total:
through age 85             $1,000,000
age 86 or older            $0

For each subsequent year:
through age 85             $100,000
age 86 or older            $0




  - ORIGINAL CONTRACT:


    (applications signed prior to Nov. 30, 2009 or in states where the Current Contract is not available)



  MAXIMUM TOTAL PURCHASE PAYMENTS*


     $1,000,000



Additional purchase payment restrictions for contracts with the Guarantor Withdrawal Benefit rider, Guarantor Withdrawal Benefit for Life rider, or SecureSource riders



Effective Jan. 26, 2009, after initial purchase payments are received, limited additional purchase payments allowed for contracts with the Guarantor Withdrawal Benefit rider, Guarantor Withdrawal Benefit for Life rider, or SecureSource riders, subject to state restrictions. Initial purchase payments are: 1) payments received with the application, and 2) Tax Free Exchanges, rollovers, and transfers listed on the annuity application, paper work initiated within 30 days from the application signed date and received within 180 days from the application signed date.



For contracts issued in all states except those listed below, the only additional purchase payments that will be allowed on/after Jan. 26, 2009 are the maximum annual contribution permitted by the Code for qualified annuities.



For contracts issued in Florida, New Jersey, and Oregon, additional purchase payments to your variable annuity contract with the Guarantor Withdrawal Benefit rider, Guarantor Withdrawal Benefit for Life rider, or SecureSource riders will be limited to $100,000 for the life of your contract. The limit does not apply to initial purchase payments,



Additional purchase payment restrictions for the SecureSource Stages riders and SecureSource 20 riders



The SecureSource Stages riders and SecureSource 20 riders limit additional purchase payments after the initial purchase payments are received. Initial purchase payments include the following: (1) payments received at time of application or within 90 days thereafter; (2) transfers, rollovers or exchanges initiated within 30 days of the date the application is signed and the payment is received within 180 days of application signed date. We allow additional purchase payments as follows: (1) if this is a qualified annuity, additional purchase payments in any contract year up to the maximum permissible annual contribution described by the Code; or (2) other payments on a non-discriminatory basis.



The riders also prohibit additional purchase payments while the rider is effective, if (1) you decline a rider fee increase, or (2) the Annual Lifetime Payment (ALP) is established and your contract value on an anniversary is less than four times the ALP. (For SecureSource 20 and SecureSource Stages riders, for the purpose of this calculation only, the ALP is determined using percentage B, as described under "Optional Living Benefits -- Currently
Offered -- SecureSource Stages Riders and SecureSource 20 Riders.")



Also if you make additional purchase payments after you take a withdrawal during the waiting period, these purchase payments are not guaranteed until the end of the waiting period.



Subject to state restrictions, we reserve the right to change the above purchase payment limitations, including making further restrictions, upon written notice.



* These limits apply in total to all RiverSource Life annuities you own unless a higher maximum applies to your contract. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code's limits on annual contributions also apply. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider.



--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  37

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER

Send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.


LIMITATIONS ON USE OF CONTRACT


If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.


CHARGES


ALL CONTRACTS



CONTRACT ADMINISTRATIVE CHARGE


We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or, if earlier, when the contract is fully surrendered. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge that applies to the fixed account. For the Current Contract, we reserve the right to increase this charge after the first contract anniversary to a maximum of $50.



We will waive this charge when your contract value is $50,000 or more on the current contract anniversary. For the Current Contract, we reserve the right to charge up to $20 after the first contract anniversary for contracts with contract value of $50,000 or more.



If you take a full surrender from your contract, we will deduct the charge at the time of surrender regardless of the contract value. We cannot increase the annual contract administrative charge for the Original Contract. This charge does not apply to amounts applied to an annuity payment plan or to the death benefit (other than when deducted from the Full Surrender Value component of the death benefit for the Current Contract).


VARIABLE ACCOUNT ADMINISTRATIVE CHARGE
We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.


MORTALITY AND EXPENSE RISK FEE


We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the fixed account. We cannot increase these fees.



--------------------------------------------------------------------------------
 38  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

The contract (either Option L or Option C) and the death benefit guarantee in effect determine the mortality and expense risk fee you pay.



CURRENT CONTRACT:
(applications signed on or after Nov. 30, 2009, subject to state availability)





                                                                              MORTALITY AND
IF YOU SELECT CONTRACT OPTION L AND:                                        EXPENSE RISK FEE

CV Death Benefit*                                                                 1.55%

ROPP Death Benefit                                                                1.55

MAV Death Benefit                                                                 1.80

5% Accumulation Death Benefit                                                     1.95

Enhanced Death Benefit                                                            2.00







                                                                              MORTALITY AND
IF YOU SELECT CONTRACT OPTION C AND:                                        EXPENSE RISK FEE

CV Death Benefit*                                                                 1.65%

ROPP Death Benefit                                                                1.65

MAV Death Benefit                                                                 1.90

5% Accumulation Death Benefit                                                     2.05

Enhanced Death Benefit                                                            2.10




* CV Death Benefit is available only after an ownership change or spousal continuation if the new owner or spouse who continues the contract is over age 85 and therefore cannot qualify for the ROPP death benefit.



ORIGINAL CONTRACT:
(applications signed prior to Nov. 30, 2009 or in states where the Current Contract is not available)





                                                                              MORTALITY AND
IF YOU SELECT CONTRACT OPTION L AND:                                        EXPENSE RISK FEE

ROP Death Benefit                                                                 1.55%

MAV Death Benefit                                                                 1.75

5% Accumulation Death Benefit                                                     1.90

Enhanced Death Benefit                                                            1.95







                                                                              MORTALITY AND
IF YOU SELECT CONTRACT OPTION C AND:                                        EXPENSE RISK FEE

ROP Death Benefit                                                                 1.65%

MAV Death Benefit                                                                 1.85

5% Accumulation Death Benefit                                                     2.00

Enhanced Death Benefit                                                            2.05




Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.



Expense risk arises because we cannot increase the contract administrative charge for the Original Contract, we are limited on how much we can increase the contract administrative charge for the Current Contract, and we cannot increase the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.


The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.


--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  39

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge will cover sales and distribution expenses.



SURRENDER CHARGE


You select either contract Option L or Option C at the time of application. Contract Option C has no purchase payment surrender charge schedule but carries a higher mortality and expense risk fee than contract Option L. If you select contract Option L and you surrender all or part of your contract value before the annuitization start date, we may deduct a surrender charge. As described below, a surrender charge schedule applies to each purchase payment you make. The surrender charge lasts for four years (see "Expense Summary").



You may surrender an amount during any contract year without a surrender charge. We call this amount the total free amount (FA for the Current Contract, TFA for the Original Contract). Throughout this prospectus when we use the acronym FA, it includes TFA. The FA varies depending on whether your contract includes one of the SecureSource series of riders, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider:



CURRENT CONTRACT WITHOUT SECURESOURCE STAGES RIDER



The FA is the greater of:



- 10% of the contract value on the prior contract anniversary, less any prior surrenders taken in the current contract year; or



- current contract earnings.



During the first contract year, the FA is the greater of:



- 10% of all purchase payments applied prior to your surrender request, less any amounts surrendered prior to your surrender request that represent the FA; or



- current contract earnings.





ORIGINAL CONTRACT WITHOUT SECURESOURCE RIDER, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER OR GUARANTOR WITHDRAWAL BENEFIT RIDER



The FA is the greater of:



- 10% of the contract value on the prior contract anniversary(1), less any prior surrenders taken in the current contract year; or



- current contract earnings.



CURRENT CONTRACT WITH SECURESOURCE STAGES RIDER



The FA is the greatest of:



- 10% of the contract value on the prior contract anniversary, less any prior surrenders taken in the current contract year;



- current contract earnings; or



- the Remaining Annual Lifetime Payment (this amount will be zero during the waiting period).



During the first contract year, the FA is the greatest of:



- 10% of all purchase payments applied prior to your surrender request, less any amounts surrendered prior to your surrender request that represent the FA; or



- current contract earnings.





ORIGINAL CONTRACT WITH SECURESOURCE RIDER OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER



The FA is the greatest of:



- 10% of the contract value on the prior contract anniversary(1), less any prior surrenders taken in the current contract year;



- current contract earnings; or



- the greater of the Remaining Benefit Payment or the Remaining Annual Lifetime Payment.



ORIGINAL CONTRACT WITH GUARANTOR WITHDRAWAL BENEFIT RIDER



The FA is the greatest of:



- 10% of the contract value on the prior contract anniversary(1), less any prior surrenders taken in the current contract year;



- current contract earnings; or



- the Remaining Benefit Payment.



(1) We consider your initial purchase payment to be the prior contract anniversary's contract value during the first contract year.



--------------------------------------------------------------------------------
 40  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

Amounts surrendered in excess of the FA may be subject to a surrender charge as described below.



A surrender charge will apply if the amount you surrender includes any of your prior purchase payments that are still within their surrender charge schedule. To determine whether your surrender includes any of your prior purchase payments that are still within their surrender charge schedule, we surrender amounts from your contract in the following order:



1. First, we surrender the FA. Contract earnings are surrendered first, followed by purchase payments. We do not assess a surrender charge on the FA. We surrender payments that are considered part of the FA on a first-in, first-out (FIFO) basis for the Current Contract, and last-in, first-out (LIFO) basis for the Original Contract.



2. Next, we surrender purchase payments received that are beyond the surrender charge period shown in your contract. We surrender these payments on a FIFO basis. We do not assess a surrender charge on these payments.



3. Finally, we surrender any additional purchase payments received that are still within the surrender charge period shown in your contract. We surrender these payments on a FIFO basis. We do assess a surrender charge on these payments.



The amount of purchase payments surrendered is calculated using a prorated formula based on the percentage of contract value being surrendered. As a result, the amount of purchase payments surrendered may be greater than the amount of contract value surrendered.



We determine your surrender charge by multiplying each of your payments surrendered which could be subject to a surrender charge by the applicable surrender charge percentage (see "Expense Summary"), and then adding the total surrender charges.



For a partial surrender, we will determine the amount of contract value that needs to be surrendered, which after any surrender charge and any positive or negative market value adjustment, will equal the amount you request.



EXAMPLE: Each time you make a purchase payment under the contract option L, a surrender charge schedule attaches to that purchase payment. The surrender charge percentage for each purchase payment declines according to the surrender charge schedule shown in your contract. (THE SURRENDER CHARGE PERCENTAGES FOR THE 4-YEAR SURRENDER CHARGE SCHEDULE ARE SHOWN IN A TABLE IN THE "EXPENSE SUMMARY".) For example, if you select contract Option L, during the first two years after a purchase payment is made, the surrender charge percentage attached to that payment is 8%. The surrender charge percentage for that payment during the fourth year after it is made is 6%. At the beginning of the fifth year after that purchase payment is made, and thereafter, there is no longer a surrender charge as to that payment.



For an example, see Appendix B.




WAIVER OF SURRENDER CHARGES FOR CONTRACT OPTION L


We do not assess surrender charges for:



- surrenders each year that represent the total free amount for that year;



- required minimum distributions from a qualified annuity other than inherited IRAs, provided the amount is no greater than the required amount calculated under your specific contract currently in force;



- amounts applied to an annuity payment plan (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to surrender the value of your remaining annuity payments, we will assess a surrender charge. This exception also applies to contract Option C.)



- surrenders made as a result of one of the "Contingent events" described below to the extent permitted by state law (see your contract for additional conditions and restrictions). For the Current Contract, waiver of surrender charges for Contingent events will not apply to Tax Free Exchanges, rollovers and transfers to another annuity contract;



- amounts we refund to you during the free look period; and





- death benefits.



CURRENT CONTRACT:


CONTINGENT EVENTS


- Surrenders you make if you are confined to a hospital or nursing home and have been for the prior 60 days or confinement began within 30 days following a 60 day confinement period. Such confinement must begin after the contract issue date. Your contract will include this provision when you are under age 76 at contract issue. You must provide us with a letter containing proof satisfactory to us of the confinement as of the date you request the surrender. We must receive your surrender request no later than 91 days after your release from the hospital or nursing home. The amount surrendered must be paid directly to you.



- Surrenders you make if you are disabled with a medical condition and are diagnosed in the second or later contract years with reasonable medical certainty, that the disability will result in death within 12 months or less from the date of the diagnosis. You must provide us with a licensed physician's statement containing the terminal illness diagnosis, the expected date of death and the date the terminal illness was initially diagnosed. The amount surrendered must be paid directly to you.



--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  41

ORIGINAL CONTRACT:


CONTINGENT EVENTS


- Surrenders you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the surrender.



- Surrenders you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the diagnosis. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.



SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a surrender of the remaining variable payouts. If you take a surrender under this annuity payout plan we impose a surrender charge whether you have contract Option L or contract Option C. The discount rate we use in the calculation will be 5.17% if the assumed investment rate is 3.5% and 6.67% if the assumed investment rate is 5%. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "The Annuity Payout Period -- Annuity Payout Plans.")



POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and surrender charges. However, we expect this to occur infrequently.


FUND FEES AND EXPENSES
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")


PREMIUM TAXES


Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax on the annuitization start date, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full surrender from your contract.



OPTIONAL LIVING BENEFIT CHARGES -- CURRENTLY OFFERED



SECURESOURCE STAGES RIDER FEE


We charge an annual fee for this optional feature only if you select it as follows:



- SecureSource Stages - Single Life rider, 1.10%



- SecureSource Stages - Joint Life rider, 1.35%



The fee is based on the greater of the benefit base (BB) or the anniversary contract value, but not more than the maximum BB of $10,000,000.



We deduct the fee from your contract value on your contract anniversary. We prorate this fee among all accounts and subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.



Once you elect the SecureSource Stages rider, you may not cancel it (except as described below), and the fee will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the fee adjusted for the number of calendar days coverage was in place since we last deducted the fee.



Currently the SecureSource Stages rider fee does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to vary the rider fee for each model portfolio. The SecureSource Stages - Single Life rider fee will not exceed a maximum charge of 2.00%. The SecureSource Stages - Joint Life rider fee will not exceed a maximum charge of 2.50%.



--------------------------------------------------------------------------------
 42  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

The following describes how your annual rider fee may increase:



1. We may increase the annual rider fee at our discretion and on a nondiscriminatory basis. Your annual rider fee will increase if we declare an increase to the fee with written notice 30 days in advance except as described below. The new fee will be in effect on the date we declare in the written notice.



  (A) You can decline this increase and therefore all future fee increases if we receive your written request prior to the date of the fee increase, in which case you permanently relinquish:





      (i) all future annual step-ups, and for the Joint Life rider, spousal continuation step-ups, any ability to make additional purchase payments,





      (ii) any future rider credits, and the credit base (CB) will be permanently reset to zero,





      (iii) any increase to the lifetime payment percentage due to changing age bands on subsequent birthdays and rider anniversaries, and





      (iv) the ability to change your Portfolio Navigator model portfolio to one that is more aggressive than your current model portfolio. Any change to a less aggressive model portfolio will further limit the model portfolios available to the then current and less aggressive model portfolios.



  (B) You can terminate this rider if your annual rider fee after any increase is more than 0.25 percentage points higher that your fee before the increase and if we receive your written request to terminate the rider prior to the date of the fee increase.



2. Your annual rider fee may increase if you elect to change to a more aggressive model portfolio than your current model portfolio and if the new model portfolio has a higher current annual rider fee. The annual rider fees associated with the available Portfolio Navigator model portfolios may change at our discretion, however these changes will not apply to this rider unless you change your current model portfolio to a more aggressive one. The new fee will be in effect on the valuation date we receive your written request to change your model portfolio. You cannot decline this type of fee increase. To avoid it, you must stay in the same model portfolio or move to a less aggressive model. Also, this type of fee increase does not allow you to terminate the rider.



If your annual rider fee increases, on the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.



The fee does not apply after the annuitization start date.



SECURESOURCE 20 RIDER FEE


We charge an annual fee based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it as follows:



- SecureSource 20 - Single Life rider, 1.25%;



- SecureSource 20 - Joint Life rider, 1.55%.



We deduct the fee from your contract value on your contract anniversary. We prorate this fee among all accounts and subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.



Once you elect the SecureSource 20 rider, you may not cancel it (except as described below), and the fee will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.



Currently the SecureSource 20 rider fee does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to vary the rider fee for each model portfolio. The SecureSource 20 - Single Life rider fee will not exceed a maximum charge of 2.00%. The SecureSource 20 - Joint Life rider fee will not exceed a maximum charge of 2.50%.



--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  43

The following describes how your annual rider fee may increase:



1. We may increase the annual rider fee at our discretion and on a nondiscriminatory basis. Your annual rider fee will increase if we declare an increase to the fee with written notice 30 days in advance except as described below. The new fee will be in effect on the date we declare in the written notice.



  (A) You can decline this increase and therefore all future fee increases if we receive your written request prior to the date of the fee increase, in which case you permanently relinquish:



      (i) all future annual step-ups, and for the Joint Life rider, spousal continuation step-ups,



      (ii)  any ability to make additional purchase payments,



      (iii) any pending increase to the ALP due to the 20% credit on the later of the third rider anniversary or the date the ALP is established, and



      (iv) the ability to change your Portfolio Navigator model portfolio to one that is more aggressive than your current model portfolio. Any change to a less aggressive model portfolio will further limit the Portfolio Navigator model portfolios available to the then current and less aggressive model portfolios.



  (B) You can terminate this rider if your annual rider fee increase after any increase is more than 0.25 percentage points higher than your fee before the increase and if we receive your written request to terminate the rider prior to the date of the fee increase.



2. Your annual rider fee may increase if you elect to change to a more aggressive model portfolio than your current model portfolio and if the new model portfolio has a higher current annual rider fee. The annual rider fees associated with the available Portfolio Navigator model portfolios may change at our discretion, however these changes will not apply to this rider unless you change your current Portfolio Navigator model portfolio to a more aggressive one. The new fee will be in effect on the valuation date we receive your written request to change your Portfolio Navigator model portfolio. You cannot decline this type of fee increase. To avoid it, you must stay in the same model portfolio or move to a less aggressive model. Also, this type of fee increase does not allow you to terminate the rider.



If your annual rider fee increases, on the next contract anniversary, we will calculate an average rider fee, for the preceding contract year only, that reflects the various different fees that were in effect that year, adjusted for the number of calendar days each fee was in effect.



The fee does not apply after the annuitization start date.



SECURESOURCE RIDER FEE


We charge an annual fee based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it as follows:



- SecureSource - Single Life rider, 1.10%(1);



- SecureSource - Joint Life rider, 1.40%(1).



We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.



Once you elect a SecureSource rider, you may not cancel it and the fee will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.



Currently the SecureSource rider fee does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this fee and/or vary the rider fee for each model portfolio. The SecureSource - Single Life rider charge will not exceed a maximum charge of 2.00%(2). The SecureSource - Joint Life rider fee will not exceed a maximum charge of 2.50%(2).



We will not change the SecureSource rider fee after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to exercise the annual elective step up before the end of the waiting period, the SecureSource rider charge will not change until the end of the waiting period. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective annual step up or to elect to change your Portfolio Navigator model portfolio;



(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge; or



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 44  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge or vary the rider charge for each model portfolio.



If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider fee as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.



The fee does not apply after annuitization start date.



(1) For contracts purchased on or after June 1, 2008, but prior to Jan. 26, 2009, the current fee is 0.75% for Single Life rider and 0.95% for Joint Life rider. For contracts purchased prior to June 1, 2008, the current fee is 0.65% for Single Life rider and 0.85% for Joint Life rider.


(2) For contracts purchased prior to Jan. 26, 2009, the maximum fee is 1.50% for Single Life rider and 1.75% for Joint Life rider.


OPTIONAL LIVING BENEFIT CHARGES -- PREVIOUSLY OFFERED UNDER CONTRACT OPTION L AND CONTRACT OPTION C


ACCUMULATION PROTECTOR BENEFIT RIDER FEE


We charge an annual fee of 0.80%(1) of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the fee from the contract value on the contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.



Once you elect the Accumulation Protector Benefit rider, you may not cancel it and the fee will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or on the annuitization start date, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.



Currently, the Accumulation Protector Benefit rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or vary the rider charge for each model portfolio. The Accumulation Protector Benefit rider charge will not exceed a maximum of 1.75%.



We will not change the Accumulation Protector Benefit rider charge after the rider effective date unless:



(a) you choose the annual elective step up or elective spousal continuation step up after we have exercised our rights to increase the rider charge; or





(b) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge or vary the rider charge for each model portfolio.





If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect. We reserve the right to restart the waiting period whenever you elect to change your model portfolio to one that causes the rider charge to increase.



The fee does not apply after the annuitization start date.





(1) For contracts purchased prior to Jan. 26, 2009, the current charge is 0.55%.


GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER FEE(1)
We charge an annual fee of 0.65% of the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Guarantor Withdrawal Benefit for Life rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, or the contract value reduces to zero. If the contract is terminated for any reason or on the annuitization start date, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.



--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  45

Currently the Guarantor Withdrawal Benefit for Life rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or vary the rider charge for each model portfolio. The Guarantor Withdrawal Benefit for Life rider charge will not exceed a maximum charge of 1.50%.



(1) See disclosure in Appendix I.


We will not change the Guarantor Withdrawal Benefit for Life rider charge after the rider effective date unless:

(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to exercise the annual elective step up before the end of the waiting period, the Guarantor Withdrawal Benefit for Life rider charge will not change until the end of the waiting period. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective annual step up or to elect to change your Portfolio Navigator model portfolio;


(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge; or



(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge or vary the rider charge for each model portfolio.


If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.


The fee does not apply after the annuitization start date.


GUARANTOR WITHDRAWAL BENEFIT RIDER FEE(1)

THIS FEE INFORMATION APPLIES TO BOTH RIDER A AND RIDER B UNLESS OTHERWISE NOTED.


We charge an annual fee of 0.55% of contract value for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account, and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Guarantor Withdrawal Benefit rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or on the annuitization start date, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.



Currently the Guarantor Withdrawal Benefit rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or vary the rider charge for each model portfolio. The Guarantor Withdrawal Benefit rider charge will not exceed a maximum charge of 1.50%.


We will not change the Guarantor Withdrawal Benefit rider charge after the rider effective date unless:

(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to step up before the third contract anniversary, the Guarantor Withdrawal Benefit rider charge will not change until the third contract anniversary, when it will change to the charge that was in effect on the valuation date we received your last written request to exercise the elective step up or elect to change your Portfolio Navigator model portfolio;


(b) you choose the spousal continuation step up under Rider A after we have exercised our rights to increase the rider charge; or



(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge or vary the rider charge for each model portfolio.





If you choose the annual or spousal continuation elective step up or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.



The fee does not apply after the annuitization start date.


(1) See disclosure in Appendix J.


--------------------------------------------------------------------------------
 46  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

INCOME ASSURER BENEFIT RIDER FEE
We charge an annual fee for this optional feature only if you selected it. We determine the fee by multiplying the guaranteed income benefit base by the charge for the Income Assurer Benefit rider you select. There are three Income Assurer Benefit rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit rider is as follows:


                                                              MAXIMUM              CURRENT
Income Assurer Benefit - MAV                                    1.50%                0.30%(1)

Income Assurer Benefit - 5% Accumulation Benefit Base           1.75                 0.60(1)

Income Assurer Benefit - Greater of MAV or 5% Accumulation
Benefit Base                                                    2.00                 0.65(1)


(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit - MAV -- 0.55%, Income Assurer Benefit -- 5% Accumulation Benefit Base -- 0.70%; and Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.


We deduct the fee from the contract value on your contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or on the annuitization start date, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.



Currently the Income Assurer Benefit rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or vary the rider charge for each model portfolio but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit charge after the rider effective date, unless you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the charge and/or charge a separate charge for each model portfolio. If you choose to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge, you will pay the charge that is in effect on the valuation date we receive your written request to change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.


For an example of how each Income Assurer Benefit rider fee is calculated, see Appendix L.

OPTIONAL DEATH BENEFIT CHARGES -- CURRENTLY OFFERED

BENEFIT PROTECTOR DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.





For the Current Contract, on the annuitization start date and if the contract is terminated for any reason except your election to terminate the rider during the 30 day window after certain anniversaries, we will deduct the fee from the contract value adjusted for the number of calendar days coverage was in place during the contract year. For the Original Contract, on the annuitization start date and if the contract is terminated for any reason other than death, we will deduct the fee from the contract value adjusted for the number of calendar days coverage was in place since we last deducted the fee.



We cannot increase this annual charge after the rider effective date.


BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER FEE

We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among all accounts and subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.





For the Current Contract, on the annuitization start date and if the contract is terminated for any reason except your election to terminate the rider during the 30 day window after certain anniversaries, we will deduct the fee from the contract value adjusted for the number of calendar days coverage was in place during the contract year.



For the Original Contract, on the annuitization start date and if the contract is terminated for any reason other than death, we will deduct the fee from the contract value adjusted for the number of calendar days coverage was in place since we last deducted the fee.



We cannot increase this annual charge after the rider effective date.



--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  47

VALUING YOUR INVESTMENT


We value your accounts as follows:



GPAS


We value the amounts you allocate to the GPAs directly in dollars. The value of the GPAs equals:



- the sum of your purchase payments and transfer amounts allocated to the GPAs;





- plus interest credited;



- minus the sum of amounts surrendered (including any applicable surrender charges for contract Option L) and amounts transferred out;



- minus any prorated portion of the contract administrative charge; and



- minus the prorated portion of the fee for any of the following optional benefits you have selected:



  - SecureSource series of riders;



  - Accumulation Protector Benefit rider;



  - Guarantor Withdrawal Benefit for Life rider;



  - Guarantor Withdrawal Benefit rider;



  - Income Assurer Benefit rider;



  - Benefit Protector rider; or



  - Benefit Protector Plus rider.



THE FIXED ACCOUNT


We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:



- Current Contract: the sum of your purchase payments allocated to the regular fixed account (if included) and the Special DCA fixed account, and transfer amounts to the regular fixed account (including any positive or negative MVA on amounts transferred from the GPAs);



- Original Contract: the sum of your purchase payments allocated to the one-year fixed account (if included) and the DCA fixed account, and transfer amounts to the one-year fixed account (including any positive or negative MVA on amounts transferred from the GPAs);



- plus interest credited;



- minus the sum of amounts surrendered (including any applicable surrender charges for contract Option L) and amounts transferred out;



- minus any prorated portion of the contract administrative charge; and



- minus the prorated portion of the fee for any of the following optional benefits you have selected:



  - SecureSource series of riders;



  - Accumulation Protector Benefit rider;



  - Guarantor Withdrawal Benefit for Life rider;



  - Guarantor Withdrawal Benefit rider;



  - Income Assurer Benefit rider;



  - Benefit Protector rider; or



  - Benefit Protector Plus rider.


SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a contract administrative charge, a surrender charge or fee for any optional riders with annual charges (if applicable).


The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.


--------------------------------------------------------------------------------
 48  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;


- transfers into or out of the subaccounts (including any positive or negative MVA on amounts transferred from the GPAs);



- partial surrenders;



- surrender charges (for contract Option L);


and the deduction of a prorated portion of:

- the contract administrative charge; and

- the fee for any of the following optional benefits you have selected:




  - SecureSource series of riders;



  - Accumulation Protector Benefit rider;


  - Guarantor Withdrawal Benefit for Life rider;

  - Guarantor Withdrawal Benefit rider;

  - Income Assurer Benefit rider;

  - Benefit Protector rider; or

  - Benefit Protector Plus rider.

Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, for the Original Contract, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or one-year GPA to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an interest sweep strategy. Interest sweeps are a monthly transfer of the interest earned from the one-year fixed account or one-year GPA into the subaccounts of your choice. If you participate in an interest sweep strategy the interest you earn on the one-year fixed account or one-year GPA will be less than the annual interest rate we apply because there will be no compounding. For the Current Contract, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the regular fixed account to one or more subaccounts. You may not set up an automated transfer to or from the GPAs


--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS 49 or set up an automated transfer to the regular fixed account. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments. The Current Contract does not allow an interest sweep strategy.


There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.


HOW DOLLAR-COST AVERAGING WORKS


                                                                                           NUMBER
By investing an equal number                                  AMOUNT     ACCUMULATION     OF UNITS
of dollars each month...                            MONTH    INVESTED     UNIT VALUE     PURCHASED

                                                     Jan       $100           $20           5.00

                                                     Feb        100            18           5.56

you automatically buy                                Mar        100            17           5.88

more units when the                    (ARROW)       Apr        100            15           6.67

per unit market price is low...                      May        100            16           6.25

                                                     Jun        100            18           5.56

                                                     Jul        100            17           5.88

and fewer units                                      Aug        100            19           5.26

when the per unit                      (ARROW)       Sept       100            21           4.76

market price is high.                                Oct        100            20           5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.


Dollar-cost averaging as described in this section is not available when a Portfolio Navigator model portfolio is in effect. However, subject to certain restrictions, dollar-cost averaging is available through the Special DCA fixed account (Current Contract) and the DCA fixed account (Original Contract). See the "Special DCA Fixed Account", "DCA Fixed Account" and "Portfolio Navigator Asset Allocation Program" sections in this prospectus for details.


ASSET REBALANCING
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

Different rules apply to asset rebalancing under a Portfolio Navigator model portfolio (see "Portfolio Navigator Asset Allocation Program" below and "Appendix H -- Asset Allocation Program for Contracts Purchased Before May 1, 2006").


As long as you are not participating in a Portfolio Navigator model portfolio, asset rebalancing is available for use with the Special DCA fixed account (Current Contract) and the DCA fixed account (Original Contract) (see "Special DCA Fixed Account" and "DCA Fixed Account") only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the Special DCA fixed account and the DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the Special DCA fixed account and the DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the Special DCA fixed account and the DCA fixed account, you must terminate the asset rebalancing program or the Special DCA fixed account and the DCA fixed account, as you may choose.



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 50  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM
The Portfolio Navigator Asset Allocation Program (PN program) described in this section replaces the previously offered asset allocation program described in Appendix H for owners of all contracts purchased on or after May 1, 2006 and for contract owners who choose to move from the previously offered asset allocation program to the PN program or who add the PN program on or after May 1, 2006. The PN program is available for nonqualified annuities and for qualified annuities.


The PN program allows you to allocate your contract value to a PN program model portfolio that consists of subaccounts, each of which invests in an underlying fund with a particular investment objective, and may include certain GPAs and/or the regular fixed account (Current Contract) or the one-year fixed account (Original Contract) (if available under the PN program) that represent various asset classes (allocation options). The PN program also allows you to periodically update your model portfolio or transfer to a new model portfolio. You are required to participate in the PN program if your contract purchased on or after May 1, 2006 includes an optional Accumulation Protector Benefit rider, one of the SecureSource series of riders, Guarantor Withdrawal Benefit for Life rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider. If your contract does not include one of these riders, you also may elect to participate in the PN program. You should review any PN program information, including the terms of the PN program, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.


SERVICE PROVIDERS TO THE PN PROGRAM. RiverSource Investments, an affiliate of ours, serves as non-discretionary investment adviser for the PN program solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments enters into an investment advisory agreement with each contract owner participating in the PN program. In its role as investment adviser to the PN program, RiverSource Investments relies upon the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviews the recommendations, and the third party's rationale for the recommendations, with the third party service provider. RiverSource Investments also conducts periodic due diligence and provides ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investment's role as investment adviser for the PN program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on Part II of RiverSource Investment's Form ADV, the SEC investment adviser registration form. The Disclosure Document is delivered to contract owners at or before the time they enroll in the PN program.

Currently, the PN program model portfolios are designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly owned subsidiary of Morningstar, Inc. RiverSource Investments may replace Morningstar Associates and may hire additional firms to assist with the development and periodic updates of the model portfolios in the future. Also, RiverSource Investments may elect to develop and periodically update the model portfolios without the assistance of a third party service provider.

The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provides any individualized investment advice to contract owners regarding the application of a particular model portfolio to his or her circumstances. Contract owners are solely responsible for determining whether any model portfolio is appropriate.

We identify to Morningstar Associates the universe of allocation options that can be included in the model portfolios and, in limited circumstances, underlying funds of such allocation options (the universe of allocation options). The universe of allocation options may not include all allocation options available under your contract. We may modify from time to time such universe of allocation options. These modifications may reflect instructions from, or respond to actions taken by, any party making an allocation option available to us. For example, we may modify the universe of allocation options in response to the liquidation, merger or other closure of a fund. Once we identify this universe of allocation options to Morningstar Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictates to Morningstar Associates the number of allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio. However, as described below under "Potential Conflicts of Interest", there are certain conflicts of interest associated with RiverSource Investments and its affiliates' influence over the development and updating of the model portfolios.

POTENTIAL CONFLICTS OF INTEREST. In identifying the universe of allocation options, we and our affiliates, including RiverSource Investments, are subject to competing interests that may influence the allocation options we propose. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to the RiverSource Variable Series Trust funds and certain allocation options as well as compensation we or an affiliate of ours may receive for providing services in connection with the RiverSource Variable Series Trust funds and such allocation options or their underlying funds. These competing interests also involve compensation we or an affiliate of ours may receive if certain funds that RiverSource Investments does not advise are included in model portfolios. The inclusion of funds that pay compensation to RiverSource Investments or an affiliate may have a positive or negative impact on performance.


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               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  51

As an affiliate of RiverSource Investments, the investment adviser to the RiverSource Variable Series Trust funds and certain allocation options, we may have an incentive to identify the RiverSource Variable Series Trust funds and such allocation options for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Series Trust funds, monitors the performance of the RiverSource Variable Series Trust funds. In this role, RiverSource Investments may, from time to time, recommend certain changes to the board of directors of the RiverSource Variable Series Trust funds. These changes may include but not be limited to a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Series Trust fund. RiverSource Investments also may believe that certain RiverSource Variable Series Trust funds may benefit from additional assets or could be harmed by redemptions. All of these factors may impact RiverSource Investment's view regarding the composition and allocation of a model portfolio.

RiverSource Investments' role as investment adviser to the PN program in connection with the development and updating of the model portfolios, and our identification of the universe of allocation options to Morningstar Associates for consideration, may influence the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.


RiverSource Investments, we or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Expense Summary -- Annual Operating Expenses of the Funds" and "The Variable Account and the Funds -- The Funds.") Therefore, we may have an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios. In addition, we or an affiliate of ours may receive higher compensation from certain GPAs, the regular fixed account (Current Contract) or the one-year fixed account (Original Contract) than from other allocation options. We therefore may have an incentive to identify these allocation options to Morningstar Associates for inclusion in the model portfolios.


Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN program. These officers and employees may have an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent, rather than participants in the PN program.

PARTICIPATING IN THE PN PROGRAM. If you choose or are required to participate in the PN program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which model portfolio most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the asset mix reflected in the model portfolio you select after completing the investor questionnaire is appropriate to your ability to withstand investment risk. Neither RiverSource Life nor RiverSource Investments is responsible for your decision to participate in the PN program, your selection of a specific model portfolio or your decision to change to an updated or different model portfolio.


Currently, there are five PN model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. Each model portfolio specifies allocation percentages to each of the subaccounts, any GPAs and/or the regular fixed account (Current Contract) or the one-year fixed account (Original Contract) that make up that model portfolio. By participating in the PN program, you instruct us to invest your contract value in the subaccounts, any GPAs and/or the regular fixed account (Current Contract) or the one-year fixed account (Original Contract) (if included) according to the allocation percentages stated for the specific model portfolio you have selected. By participating in the PN program, you also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.


Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio);

- no MVA will apply if you reallocate your contract value according to an updated model portfolio; and


- for the Original Contract, no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See "Guarantee Period Accounts -- Market Value Adjustment.")



If you initially allocate qualifying purchase payments to the Special DCA fixed account (Current Contract) or the DCA fixed account (Original Contract), when available (see "Special DCA Fixed Account" and "DCA Fixed Account"), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the Special DCA fixed account or the DCA fixed account into the model portfolio you have chosen.



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 52  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

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Each model portfolio is evaluated periodically by Morningstar Associates, which may then provide updated recommendations to RiverSource Investments. As a result, the model portfolios may be updated from time to time (typically annually) with new allocation options and allocation percentages. When these reassessments are completed and changes to the model portfolios occur, you will receive a reassessment letter. This reassessment letter will notify you that the model portfolio has been reassessed and that, unless you instruct us not to do so, your contract value, less amounts allocated to the Special DCA fixed account (Current Contract) or the DCA fixed account (Original Contract), is scheduled to be reallocated according to the updated model portfolio. The reassessment letter will specify the scheduled reallocation date and will be sent to you at least 30 days prior to this date. Based on the written authorization you provided when you enrolled in the PN program, if you do not notify us otherwise, you will be deemed to have instructed us to reallocate your contract value, less amounts allocated to the Special DCA fixed account (Current Contract) or the DCA fixed account (Original Contract), according to the updated model portfolio. If you do not want your contract value, less amounts allocated the Special DCA fixed account (Current Contract) or to the DCA fixed account (Original Contract), to be reallocated according to the updated model portfolio, you must provide written or other authorized notification as specified in the reassessment letter.



In addition to this periodic reassessment and reallocation of the model portfolios, you may also request a change to your model portfolio up to twice per contract year by written request on an authorized form or by another method agreed to by us. Such changes include changing to a different model portfolio at any time or requesting to reallocate according to the updated version of your existing model portfolio other than according to the reassessment process described above. If your contract includes an optional Accumulation Protector Benefit rider, SecureSource riders, Guarantor Withdrawal Benefit rider or Guarantor Withdrawal Benefit for Life rider and you make such a change (other than a scheduled periodic reallocation), we may charge you a higher fee for your rider. If your contract includes an optional SecureSource Stages rider or SecureSource 20 rider, and you elect to change to a more aggressive model portfolio than your current model portfolio and your new model portfolio has a higher current annual rider fee, we may charge you a higher fee for your rider. If your contract includes one of the SecureSource series of riders, we reserve the right to limit the number of model portfolio changes if required to comply with the written instructions of a Fund (see "Market Timing"). If your contract includes one of the SecureSource series of riders or the Guarantor Withdrawal Benefit for Life rider, we reserve the right to limit the number of model portfolios from which you can select, subject to state restrictions.


We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:


- limit your choice of models based on the amount of your initial purchase payment we accept or when you take a surrender;


- cancel required participation in the program after 30 days written notice;

- substitute a fund of funds for your current model portfolio if permitted under applicable securities law; and

- discontinue the PN program. We will give you 30 days' written notice of any such change.

In addition, RiverSource Investments has the right to terminate its investment advisory agreement with you upon 30 days' written notice. If RiverSource Investments terminates its investment advisory agreement with you and other participants in the PN program, we would either have to find a replacement investment adviser or terminate the PN program unless otherwise permitted by applicable law, regulations or positions of the SEC staff.

The investment advisory agreement will terminate automatically in the event that we are notified of a death which results in a death benefit becoming payable under the contract. In this case, your investment advisory relationship with RiverSource Investments and the notification of future reassessments will cease, but prior instructions provided by you in connection with your participation in the PN program will continue (e.g., rebalancing instructions provided to insurer).


RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.

By spreading your contract value among various allocation options under the PN program, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.

Investment performance of your contract value could be better or worse by participating in the PN program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.


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               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  53

Quarterly rebalancing and periodic updating of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing or periodic updating of a model portfolio, it may hold a large cash position. A large cash position could detract from the achievement of the fund's investment objective in a period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.) For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.



PN PROGRAM UNDER THE ACCUMULATION PROTECTOR BENEFIT RIDER, SECURESOURCE SERIES OF RIDERS, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER, GUARANTOR WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT RIDER



If you purchase the optional Accumulation Protector Benefit rider, one of the optional SecureSource series of riders, the optional Guarantor Withdrawal Benefit for Life rider, the optional Guarantor Withdrawal Benefit rider or the optional Income Assurer Benefit rider, you are required to participate in the PN program under the terms of each rider.



- ACCUMULATION PROTECTOR BENEFIT RIDER: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the model portfolios. For contracts purchased on or after Jan. 26, 2009, you cannot select the Aggressive model portfolio as your model portfolio, or transfer to the Aggressive model portfolio while the rider is in effect. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period as does the requirement that you participate in the PN program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full surrender. Surrender charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) UNTIL THE END OF THE WAITING PERIOD.



- SECURESOURCE SERIES OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDERS:
  SecureSource series and the Guarantor Withdrawal Benefit for Life riders require that your contract value be invested in one of the model portfolios for the life of the rider. Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select. Because you cannot terminate the rider once you have selected it, except in limited circumstances, you must terminate your contract by requesting a full surrender if you do not want to participate in any of the model portfolios. Surrender charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE SECURESOURCE SERIES OR THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDERS IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE RIDER.



- GUARANTOR WITHDRAWAL BENEFIT RIDER: Because the Guarantor Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the rider, and you cannot terminate the Guarantor Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full surrender if you do not want to participate in any of the model portfolios. Surrender charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE RIDER.



- INCOME ASSURER BENEFIT RIDER: You can terminate the Income Assurer Benefit rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full surrender. Surrender charges and tax penalties may apply. As long as the Income Assurer Benefit rider is in effect, your contract value must be invested in one of the model portfolios. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT RIDER IS IN EFFECT.


OPTIONAL PN PROGRAM


If you do not select the optional Accumulation Protector Benefit rider, one of the optional SecureSource series of riders, the optional Guarantor Withdrawal Benefit for Life rider, the optional Guarantor Withdrawal Benefit rider or the optional Income Assurer Benefit rider with your contract, you may elect to participate in the PN program.


You may elect the PN program at any time. You may cancel your participation in the PN program at any time by giving us written notice or by any other method authorized by us. Upon cancellation, automated rebalancing associated with the PN program will end. You may ask us in writing to allocate the variable subaccount portion of your contract value according to the percentage that you choose (see "Asset Rebalancing"). You can elect to participate in the PN program again at any time.


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 54  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

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You will also cancel the PN program if you initiate transfers other than transfers to one of the current model portfolios or transfers from the Special DCA fixed account (Current Contract) or the DCA fixed account (Original Contract) (see "Special DCA Fixed Account" and "DCA Fixed Account"). Partial surrenders do not cancel the PN program. Your participation in the PN program will terminate on the date you make a full surrender from your contract, on the annuitization start date or when your contract terminates for any reason.



TRANSFERRING AMONG ACCOUNTS


The transfer rights discussed in this section do not apply while a Portfolio Navigator model portfolio is in effect.



For the Current Contract, you may transfer contract value from any one subaccount, GPAs, the regular fixed account and the Special DCA fixed account to another subaccount before the annuitization start date. For the Original Contract, you may transfer contract value from any one subaccount, GPAs, the one-year fixed account, or the DCA fixed account to another subaccount before the annuitization start date. Certain restrictions apply to transfers involving the GPAs, the regular fixed account and the one-year fixed account. You may not transfer contract value to the Special DCA fixed account or the DCA fixed account. You may not transfer contract value from the Special DCA fixed account or the DCA fixed account except as part of automated monthly transfers.


The date your request to transfer will be processed depends on when we receive it:

- If we receive your transfer request at our corporate office in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

- If we receive your transfer request at our corporate office in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.


There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period, unless an exception applies.


We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.


TRANSFER POLICIES


CURRENT CONTRACT:


- Before the annuitization start date, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the regular fixed account (if included) at any time. However, if you made a transfer from the regular fixed account to the subaccounts or the GPAs, took a partial surrender from the fixed account or terminated automated transfers from the Special DCA fixed account, you may not make a transfer from any subaccount or GPA to the regular fixed account for six months following that transfer, partial surrender or termination. Subject to state restrictions, we reserve the right to limit transfers to the regular fixed account at any time on a non-discriminatory basis with notification.



- You may transfer contract values from the regular fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the regular fixed account are not subject to an MVA. For Contract Option L, you may transfer the entire contract value to the regular fixed account. Subject to state restrictions, we reserve the right to limit transfers to the regular fixed account at any time on a non-discriminatory basis with notification. Transfers out of the regular fixed account, including automated transfers, are limited to 30% of regular fixed account value at the beginning of the contract year(1) or $10,000, whichever is greater. Subject to state restrictions, we reserve the right to change the percentage allowed to be transferred from the regular fixed account at any time on a non-discriminatory basis with notification.



- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").



- You may not transfer contract values from the subaccounts, the GPAs or the regular fixed account into the Special DCA fixed account. However, you may transfer contract values as automated monthly transfers from the Special DCA fixed account to the subaccounts or the Portfolio Navigator model portfolio in effect. (See "Special DCA Fixed Account.")



- After the annuitization start date, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the


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               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  55
  number of subaccounts in which you may invest. On the annuitization start date, you must transfer all contract value out of your GPAs and Special DCA fixed account.





(1) All purchase payments received into the regular fixed account prior to your transfer request are considered your beginning of contract year value during the first contract year.


ORIGINAL CONTRACT:

- Before the annuitization start date, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account (if included) at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer.



- You may transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. Transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. Subject to state restrictions, we reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.



- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").



- You may not transfer contract values from the subaccounts, the GPAs, or the one-year fixed account into the DCA fixed account. However, you may transfer contract values as automated monthly transfers from the DCA fixed account to any of the investment options available under your contract, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPA, as described above. (See "DCA Fixed Account.")



- After the annuitization start date, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. On the annuitization start date, you must transfer all contract value out of your GPAs and DCA fixed account.


MARKET TIMING
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.


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 56  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;

- limiting the dollar amount that you may transfer at any one time;

- suspending the transfer privilege; or

- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER, AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.


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               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  57

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.


HOW TO REQUEST A TRANSFER OR SURRENDER



 1 BY LETTER



Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or surrender to our corporate office:



RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474



CURRENT CONTRACT:



MINIMUM AMOUNT


Transfers or surrenders: $250 or entire subaccount balance**





ORIGINAL CONTRACT:



MINIMUM AMOUNT


Transfers or surrenders:  $500 or entire account balance



ALL CONTRACTS



MAXIMUM AMOUNT


Transfers or surrenders:  Contract value or entire account balance



   * Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.


  ** The contract value after a partial surrender must be at least $500.




 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL SURRENDERS



Your investment professional can help you set up automated transfers among your subaccounts, regular fixed account (Current Contract), the one-year fixed account (Original Contract) or GPAs or automated partial surrenders from the GPAs, regular fixed account, one-year fixed account, Special DCA fixed account, DCA fixed account or the subaccounts.


You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.


- Automated transfers from the one-year fixed account (Original Contact only) to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.



- Automated transfers from the regular fixed account (Current Contract only) are limited to 30% of the regular fixed account values at the beginning of the contract year or $10,000, whichever is greater.



- Automated surrenders may be restricted by applicable law under some contracts.



- You may not make additional purchase payments if automated partial surrenders are in effect.



- If a Portfolio Navigator model portfolio is in effect, you are not allowed to set up automated transfers except in connection with a Special DCA fixed account (Current Contract) or DCA fixed account (Original Contract) (see "Special DCA Fixed Account", "Fixed Account -- DCA Fixed Account" and "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program").



- Automated partial surrenders may result in IRS taxes and penalties on all or part of the amount surrendered.



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 58  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

MINIMUM AMOUNT



CURRENT CONTRACT:



Transfers or surrenders:  $50



ORIGINAL CONTRACT:





Transfers or surrenders:  $100 monthly
                          $250 quarterly, semiannually or annually



 3 BY PHONE



Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437



MINIMUM AMOUNT



CURRENT CONTRACT:



Transfers or surrenders:  $250 or entire contract balance



ORIGINAL CONTRACT:



Transfers or surrenders:  $500 or entire account balance



MAXIMUM AMOUNT



CURRENT CONTRACT:



Transfers:                Contract value or entire account balance


Surrenders:                $100,000



ORIGINAL CONTRACT:



Transfers:                Contract value or entire account balance


Surrenders:                $25,000


We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.


We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone surrender within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.



Telephone transfers and surrenders are automatically available. You may request that telephone transfers and surrenders not be authorized from your account by writing to us.



SURRENDERS



You may surrender all or part of your contract at any time before the annuitization start date by sending us a written request or calling us. If we receive your surrender request in good order at our corporate office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our corporate office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may ask you to return the contract. You may have to pay a contract administrative charges, surrender charges or any applicable optional rider charges (see "Charges"), IRS taxes and penalties (see "Taxes"). You cannot make surrenders after the annuitization start date except under Annuity Payout Plan
E. (See "The Annuity Payout Period -- Annuity Payout Plans.")



Any partial surrenders you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected one of the SecureSource series of riders, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider and your partial surrenders in any contract year exceed the permitted surrender amount under the terms of the rider, your benefits under the rider may be reduced (see "Optional Benefits").



In addition, surrenders you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").



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               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  59

SURRENDER POLICIES


CURRENT CONTRACT:


If you have a balance in more than one account and you request a partial surrender, we will automatically surrender from all your subaccounts, GPAs, the Special DCA fixed account and/or the regular fixed account (if included) in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise(1). The minimum contract value after partial surrender is $500.



ORIGINAL CONTRACT:


If you have a balance in more than one account and you request a partial surrender, we will automatically surrender from all your subaccounts, GPAs, the DCA fixed account, and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise(1). After executing a partial surrender, the value in each subaccount, one-year fixed account or GPA must be either zero or at least $50.



(1) If you elected one of the SecureSource series of riders, you do not have the option to request from which account to surrender.


RECEIVING PAYMENT
By regular or express mail:

- payable to you;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:


  - the surrender amount includes a purchase payment check that has not cleared;


  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.

TSA -- SPECIAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

  - you are at least age 59 1/2;

  - you are disabled as defined in the Code;

  - you severed employment with the employer who purchased the contract;

  - the distribution is because of your death;

  - effective Jan. 1, 2009, the distribution is due to plan termination; or

  - effective Jan. 1, 2009, you are a military reservist.


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 60  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes")

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING THE ANNUITANT

For the Current Contract, if you have a nonqualified annuity and are a natural person (excluding a revocable trust), you may change the annuitant or contingent annuitant if the request is made prior to the annuitization start date and while the existing annuitant or contingent annuitant is living. The change will become binding on us when we receive it. If you and the annuitant are not the same person and the annuitant dies before the annuitization start date, the owner becomes the annuitant unless a contingent annuitant has been previously selected. You may not change the annuitant if you have a qualified annuity or there is non-natural or revocable trust ownership.

For the Original Contract, annuitant changes are not allowed.

CHANGING OWNERSHIP


You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.



If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")



If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.



Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders and the new owner was not an owner before the change, the new owner (along with the annuitant for the Original Contract) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.



If you have an Income Assurer Benefit rider and/or the Benefit Protector Plus rider, the riders will terminate upon transfer of ownership of the annuity contract.



For the Original Contract, our current administrative practice is that if you have the Benefit Protector rider, the new owner can choose to terminate the Benefit Protector rider during the 30-day window following the effective date of the ownership change.



For the Current Contract, if you have the Benefit Protector rider, if the new owner is older than age 75, the rider will terminate upon change of ownership. If the new owner is younger than age 76, the rider continues unless the new owner chooses to terminate it during the 30-day window following the effective date of the ownership change. The Benefit Protector death benefit values may be reset (see "Optional Death Benefits - Benefit Protector Death Benefit Rider").



For the Current Contract, the death benefit may change due to a change of ownership. If the new owner is older than age 85, the MAV Death Benefit, 5% Accumulation Death Benefit and EDB will terminate, the ROPP Death Benefit will be unavailable, and the Contract Value Death Benefit will apply. If the new owner is older than age 79 but younger than age 86, the MAV Death Benefit, the 5% Accumulation Death Benefit, and the EDB will terminate and the ROPP Death Benefit will apply. If the new owner is age 79 or younger, the ROPP Death Benefit, MAV Death Benefit, 5% Accumulation Death Benefit or EDB will continue. The ROPP Death Benefit, MAV Death Benefit, 5% Accumulation Death Benefit and EDB values may be reset (see "Benefits in the Case of Death"). If the death benefit that applies to your contract changes due to an ownership change, the mortality and expense risk fee may change as well (see "Charges - Mortality and Expense Risk Fee").



The SecureSource series - Joint Life rider, if selected, only allows transfer of the ownership of the annuity contract between covered spouses or their revocable trust(s); no other ownership changes are allowed while this rider is in force, subject to state


--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS 61 restrictions. The Accumulation Protector Benefit, the SecureSource - Single Life, the Guarantor Withdrawal Benefit for Life and the Guarantor Withdrawal Benefit riders will continue upon transfer of ownership of the annuity contract and the values may be reset. For the Secure Source 20 - Single Life and SecureSource Stages - Single Life riders, an ownership change that results in different covered person will terminate the rider, subject to state restrictions. (See "Optional Benefits.")


BENEFITS IN CASE OF DEATH




CURRENT CONTRACT:


(applications signed on or after Nov. 30, 2009, subject to state availability)



We will pay the death benefit to your beneficiary upon your death. If a contract has more than one person as the owner, we will pay the benefits upon the first to die of any owner. The basic death benefit available under your contract at contract issue is the ROPP Death Benefit. In addition to the ROPP Death Benefit, we also offer the following optional death benefits at contract issue:



- MAV Death Benefit;



- 5% Accumulation Death Benefit; or



- Enhanced Death Benefit.



If it is available in your state and if you are age 79 or younger at contract issue, you can elect any one of the above optional death benefits. If you are age 80 or older at contract issue, the ROPP Death Benefit will apply.



Once you elect a death benefit, you cannot change it; however the death benefit that applies to your contract may change due to an ownership change (see "Changing Ownership") or continuation of the contract by the spouse under the spousal continuation provision.



We show the death benefit that applies to your contract at issue on your contract's data page. The death benefit determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")



We will base the benefit paid on the death benefit coverage in effect on the date of your death.



HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:




                                                                              PS X DB
ADJUSTED PARTIAL SURRENDERS (CALCULATED FOR ROPP AND MAV DEATH BENEFITS)  =  ---------
                                                                                 CV





  PS = the amount by which the contract value is reduced as a result of the partial surrender.



  DB = the applicable ROPP value or MAV on the date of (but prior to) the partial surrender



  CV = contract value on the date of (but prior to) the partial surrender.



COVERED LIFE CHANGE: is either continuation of the contract by a spouse under the spousal continuation provision, or an ownership change where the owner after the ownership change was not an owner prior to the change.



CONTRACT VALUE DEATH BENEFIT (CV DEATH BENEFIT): is the death benefit available if the new owner after an ownership change or spouse who continues the contract under the spousal continuation provision is over age 85 and therefore cannot qualify for the ROPP death benefit. Under this benefit, we will pay the beneficiary the greater of:



  - the Full Surrender Value, or



  - the contract value after any rider charges have been deducted.



FULL SURRENDER VALUE: is the contract value immediately prior to the surrender (immediately prior to payment of a death claim for death benefits) less:



- any surrender charge,



- pro rata rider charges,



- the contract charge, and



plus:



- any positive or negative market value adjustment.



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 62  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

RETURN OF PURCHASE PAYMENTS (ROPP) DEATH BENEFIT



The ROPP Death Benefit is the basic death benefit on the contract that will pay your beneficiaries no less than your purchase payments, adjusted for surrenders. If you die before the annuitization start date and while this contract is in force, the death benefit will be the greatest of:



1. the contract value after any rider charges have been deducted,



2. the ROPP Value, or



3. the Full Surrender Value.



ROPP VALUE: is the total purchase payments on the contract issue date. Additional purchase payments will be added to the ROPP value. Adjusted partial surrenders will be subtracted from the ROPP value.



After a covered life change for a spouse who continues the contract and is age 85 or younger, we reset the ROPP value to the contract value on the date of the continuation after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value). If the spouse who continues the contract is age 86 or older, the ROPP Death Benefit will terminate and he or she will be eligible for the CV death benefit.



After a covered life change other than for the spouse who continues the contract, if the prior owner and the new owner are eligible for the ROPP death benefit we reset the ROPP value on the valuation date we receive your request for the ownership change to the contract value after any rider charges have been deducted, if the contract value is less.



If the prior owner was not eligible for the ROPP but the new owner is eligible, we reset the ROPP value to the contract value after any rider charges have been deducted on the valuation date we receive your request for the ownership change.



IF AVAILABLE IN YOUR STATE AND YOU ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR CERTAIN OLDER ISSUE AGES BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 80. BE SURE TO DISCUSS WITH YOUR INVESTMENT PROFESSIONAL WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.




MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT



The MAV Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:



1. contract value after any rider charges have been deducted;



2. the ROPP value as described above;



3. the MAV; or



4. the Full Surrender Value as described above.



The MAV equals the ROPP value prior to the first contract anniversary. Every contract anniversary prior to the earlier of your 81st birthday or your death, we compare the MAV to the current contract value and we reset the MAV to the higher amount. The MAV is increased by any additional purchase payments and reduced by adjusted partial surrenders.



After a covered life change for a spouse who is age 79 or younger and continues the contract, we reset the MAV to the contract value on the date of the continuation after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value).



After a covered life change other than for a spouse who continues the contract, if the new owner is under age 80, we reset the MAV on the valuation date we receive your request for the ownership change to the lesser of these two values:



(a) the contract value after any rider charges have been deducted, or



(b) the MAV on that date, but prior to the reset.



If your spouse chooses to continue the contract under the spousal continuation provision, the death benefit available for the spouse's beneficiaries depends on the spouse's age. If your spouse was age 79 or younger when the contract was continued, he or she will continue to be eligible for the MAV. If your spouse is over age 79 but younger than age 86 when the contract was continued, he or she will be eligible for the ROPP death benefit. If your spouse is age 86 or older when the contract was continued, he or she will be eligible for the CV death benefit.



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               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  63

5% ACCUMULATION DEATH BENEFIT



The 5% Accumulation Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:



1. contract value after any rider charges have been deducted;



2. the ROPP value as described above;



3. the 5% accumulation death benefit floor; or



4. the Full Surrender Value as described above.



The key terms and provisions of the 5% Accumulation Death Benefit are:



5% ACCUMULATION DEATH BENEFIT FLOOR: is equal to the sum of:



1. the contract value in the Excluded Accounts (currently, regular fixed account and GPAs), if any, and



2. the variable account floor.



PROTECTED ACCOUNT BASE (PAB) AND EXCLUDED ACCOUNT BASE (EAB): Adjustments to variable account floor require tracking amounts representing purchase payments, not previously surrendered, that are allocated or transferred to the Protected Accounts (currently, subaccounts and the Special DCA fixed account) and Excluded Accounts.



  - PAB equals amounts representing purchase payments, not previously surrendered or transferred, that are in the Protected Accounts.



  - EAB equals amounts representing purchase payments, not previously surrendered or transferred, that are in the Excluded Accounts.



VARIABLE ACCOUNT FLOOR: Variable account floor is PAB increased on contract anniversaries prior to the earlier of your 81st birthday or your death.



NET TRANSFER: If multiple transfers are made on the same valuation day, they are combined to determine the net amount of contract value being transferred between the Protected Accounts and Excluded Accounts. This net transfer amount is used to adjust the EAB, PAB and variable account floor values.



ESTABLISHMENT OF VARIABLE ACCOUNT FLOOR, PAB AND EAB


On the contract date, 1) variable account floor and PAB are established as your initial purchase payment allocated to the Protected Accounts; and 2) EAB is established as your initial purchase payment allocated to the Excluded Accounts.



ADJUSTMENTS TO VARIABLE ACCOUNT FLOOR, PAB AND EAB


Variable account floor, PAB and EAB are adjusted by the following:



1. When an additional purchase payment is made;



  (A) any payment you allocate to the Protected Accounts are added to PAB and to variable account floor, and



  (B) any payment you allocate to the excluded accounts are added to EAB.



2. When transfers are made to the Protected Accounts from the Excluded Accounts, we increase PAB and variable account floor, and we reduce EAB.



   The amount we deduct from EAB and add to PAB and to variable account floor is calculated for each net transfer using the following formula:



     A X B
     -----   where:
       C




   A = the amount the contract value in the Excluded Accounts is reduced by the net transfer



   B = EAB on the date of (but prior to) the transfer



   C = the contract value in the Excluded Accounts on the date of (but prior to) the transfer.



3. When partial surrenders are made from the Excluded Accounts, we reduce EAB by the same amount as calculated above for transfers from the Excluded Accounts, using surrender amounts in place of transfer amounts. Partial surrenders from Excluded Accounts do not increase PAB.



4. When transfers are made to the Excluded Accounts from the Protected Accounts, we reduce PAB and variable account floor, and increase EAB.



--------------------------------------------------------------------------------
 64  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

   The amounts we deduct from PAB and variable account floor are calculated for each net transfer using the following formula:



     A X B
     -----   where:
       C




   A = the amount the contract value in the Protected Accounts is reduced by the net transfer



   B = the applicable PAB or variable account floor on the date of (but prior to) the transfer



   C = the contract value in the Protected Accounts on the date of (but prior to) the transfer.



   The amount we subtract from PAB is added to EAB.



5. When partial surrenders are made from the Protected Accounts, we reduce PAB and variable account floor by the same amount as calculated above for transfers from the Protected Accounts, using surrender amounts in place of transfer amounts. Partial surrenders from Protected Accounts do not increase EAB.



6. After a covered life change for a spouse who continues the contract, variable account floor and PAB are reset to the contract value in the Protected Accounts on the date of continuation. EAB is reset to the contract value in the Excluded Accounts on the date of continuation. The contract value is after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value).



7. After a covered life change other than for a spouse who continues the contract, variable account floor, PAB and EAB are reset on the valuation date we receive your written request for the covered life change if the new owner is eligible for the 5% Accumulation Death Benefit.



   Variable account floor and PAB are reset to the lesser of A or B where:



       A = the contract value (after any rider charges have been deducted) in the Protected Accounts on that date, and



       B = Variable account floor on that date (but prior to the reset).



   EAB is reset to the lesser of A or B where:



       A = the contract value (after any rider charges have been deducted) in the Excluded Accounts on that date, and



       B = EAB on that date (but prior to the reset).



8. On a contract anniversary when variable account floor is greater than zero:



   (A) On the first contract anniversary, we increase variable account floor by an amount equal to 5%, multiplied by variable account floor as of 60 days after the contract date.



   (B) On each subsequent contract anniversary prior to the earlier of your 81st birthday or your death, we increase variable account floor by 5%, multiplied by the prior contract anniversary's variable account floor.



   (C) Any variable account floor increase on contract anniversaries does not increase PAB or EAB.



For contracts issued in New Jersey and Washington state, the cap on the variable account floor is 200% of PAB.



If your spouse chooses to continue the contract under the spousal continuation provision, the death benefit available for the spouse's beneficiaries depends on the spouse's age. If your spouse was age 79 or younger when the contract was continued, he or she will continue to be eligible for the 5% Accumulation Death Benefit. If your spouse is over age 79 but younger than age 86 when the contract was continued, he or she will be eligible for the ROPP death benefit. If your spouse is age 86 or older when the contract was continued, he or she will be eligible for the CV Death Benefit.




ENHANCED DEATH BENEFIT



The Enhanced Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:



1. contract value after any rider charges have been deducted;



2. the ROPP value as described above;



3. the MAV as described above;



4. the 5% accumulation death benefit floor as described above; or



5. the Full Surrender Value as described above.



If your spouse chooses to continue the contract under spousal continuation provision, the death benefit available for the spouse's beneficiaries depends on the spouse's age. If your spouse was age 79 or younger when the contract was continued, he


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               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  65
or she will continue to be eligible for the Enhanced Death Benefit. If your spouse is over age 79 but younger than age 86 when the contract was continued, he or she will be eligible for the ROPP death benefit. If your spouse is age 86 or older when the contract was continued, he or she will be eligible for the CV Death Benefit.



For an example of how each death benefit is calculated, see Appendix C.



ORIGINAL CONTRACT:


(applications signed prior to Nov. 30, 2009 or in states where the Current Contract is not available)



We will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. If a contract has more than one person as the owner or annuitant, we will pay the benefits upon the first to die of any owner or the annuitant. The basic death benefit available under your contract at contract issue is the ROP Death Benefit. In addition to the ROP Death Benefit, we also offer the following optional death benefits at contract issue:



- MAV Death Benefit;



- 5% Accumulation Death Benefit; or



- Enhanced Death Benefit.



If it is available in your state and if both you and the annuitant are age 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are age 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract on your contract's data page. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")



We will base the benefit paid on the death benefit coverage you chose when you purchased the contract.



HERE ARE SOME TERMS USED TO DESCRIBE THE DEATH BENEFITS:



                                                                             PS X DB
ADJUSTED PARTIAL SURRENDERS (CALCULATED FOR ROP AND MAV DEATH BENEFITS)  =  ---------
                                                                                CV





PS    =   the amount by which the contract value is reduced as a result of the partial surrender.
DB    =   the applicable ROP value or MAV on the date of (but prior to) the partial surrender.
CV    =   contract value on the date of (but prior to) the partial surrender.





RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT



The ROP Death Benefit is the basic death benefit on the contract that will pay your beneficiaries no less than your purchase payments, adjusted for surrenders. If you or the annuitant die before the annuitization start date and while this contract is in force, the death benefit will be the greater of these two values, minus any applicable rider charges:



1. contract value; or



2. total purchase payments applied to the contract minus adjusted partial surrenders.



The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.



IF AVAILABLE IN YOUR STATE AND BOTH YOU AND THE ANNUITANT ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR CERTAIN OLDER ISSUE AGES BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 80. BE SURE TO DISCUSS WITH YOUR INVESTMENT PROFESSIONAL WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.



MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT


The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these three values, minus any applicable rider charges:



1. contract value;



2. total purchase payments applied to the contract minus adjusted partial surrenders; or



3. the MAV on the date of death.



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 66  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

MAXIMUM ANNIVERSARY VALUE (MAV): is zero prior to the first contract anniversary. On the first contract anniversary, we set the MAV as the greater of these two values:



(a) current contract value; or



(b) total purchase payments applied to the contract minus adjusted partial surrenders.



Thereafter, we increase the MAV by any additional purchase payments and reduce the MAV by adjusted partial surrenders. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.



5% ACCUMULATION DEATH BENEFIT


The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these three values, minus any applicable rider charges:



1. contract value;



2. total purchase payments applied to the contract minus adjusted partial surrenders; or



3. the 5% variable account floor.



The key terms and provisions of the 5% Accumulation Death Benefit are:



5% VARIABLE ACCOUNT FLOOR: is the sum of the value of the GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:



- the amounts allocated to the subaccounts and the DCA fixed account at issue increased by 5%;



- plus any subsequent amounts allocated to the subaccounts and the DCA fixed account;



- minus adjusted transfers and partial surrenders from the subaccounts or the DCA fixed account.



Thereafter, we continue to add subsequent purchase payments allocated to the subaccounts or the DCA fixed account and subtract adjusted transfers and partial surrenders from the subaccounts or the DCA fixed account. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81 or after the earlier of your or the annuitant's death.



                                                                       PST X VAF
5% VARIABLE ACCOUNT FLOOR ADJUSTED TRANSFERS OR PARTIAL SURRENDERS  =  ---------
                                                                          SAV





PST   =   the amount by which the contract value in the subaccounts and the DCA fixed account is reduced as a result of the partial surrender or transfer from the subaccounts or the DCA fixed account.
VAF   =   variable account floor on the date of (but prior to) the transfer or partial surrender.
SAV   =   value of the subaccounts and the DCA fixed account on the date of (but prior
          to) the transfer or partial surrender.




The amount of purchase payments surrendered or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as (a) times (b) where:



(a) is the amount of purchase payments in the account or subaccount on the date of but prior to the current surrender or transfer; and



(b) is the ratio of the amount of contract value transferred or surrendered from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current surrender or transfer.



For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments allocated to the subaccounts and the DCA fixed account that have not been surrendered or transferred out of the subaccounts or DCA fixed account.



NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit(R) 5% variable account floor.



ENHANCED DEATH BENEFIT


The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these four values, minus any applicable rider charges:



1. contract value;



2. total purchase payments applied to the contract minus adjusted partial surrenders;



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               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  67

3. the MAV on the date of death as described above; or



4. the 5% variable account floor as described above.



For an example of how each death benefit is calculated, see Appendix C.




IF YOU DIE BEFORE THE ANNUITIZATION START DATE


When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.



NONQUALIFIED ANNUITIES


FOR THE CURRENT CONTRACT:


If your spouse is sole beneficiary and you die before the annuitization start date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value). To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to keep the contract in force.



There will be no surrender charges on contract Option L from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset. (see "Optional Benefits" and "Benefits in the Case of Death") If the death benefit applicable to the contract changes due to spousal continuation, the mortality and expense risk fee may change as well (see "Charges -- Mortality and Expense Risk Fee").



If your beneficiary is not your spouse, or your spouse does not elect spousal continuation, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:



- the beneficiary asks us in writing; and



- payouts begin no later than one year after your death, or other date as permitted by the IRS; and



- the payout period does not extend beyond the beneficiary's life or life expectancy.



FOR THE ORIGINAL CONTRACT:


If your spouse is sole beneficiary and you die before the annuitization start date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to keep the contract in force.



There will be no surrender charges on contract Option L from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset. (See "Optional Benefits" and "Optional Death Benefits".)



If your beneficiary is not your spouse, or your spouse does not elect spousal continuation, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:



- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and



- payouts begin no later than one year after your death, or other date as permitted by the IRS; and



- the payout period does not extend beyond the beneficiary's life or life expectancy.



QUALIFIED ANNUITIES


FOR THE CURRENT CONTRACT:


- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.



  Your spouse may elect to assume ownership of the contract with the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value). To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no surrender charges on contract Option L from that point forward unless additional purchase payments are made. If you elected any


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 68  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
  optional contract features or riders, your spouse will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset (see "Optional Benefits", "Optional Death Benefits" and "Benefits in the Case of Death"). If the death benefit applicable to the contract changes due to spousal continuation, the mortality and expense risk fee may change as well (see "Charges -- Mortality and Expense Risk Fee").



  If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. The beneficiary must submit the Investment Options Form or the Portfolio Navigator Enrollment Form. No additional purchase payments will be accepted. The death benefit payable on the death of the non-spouse beneficiary is the CV death benefit.



- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:



  - the beneficiary asks us in writing; and



  - payouts begin no later than one year following the year of your death; and



  - the payout period does not extend beyond the beneficiary's life or life expectancy.



  If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. The beneficiary must submit the Investment Options Form or the Portfolio Navigator Enrollment Form. No additional purchase payments will be accepted. The death benefit payable on the death of the non-spouse beneficiary is the CV death benefit.



FOR THE ORIGINAL CONTRACT:


- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.



  Your spouse may elect to assume ownership of the contract with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no surrender charges on contract Option L from that point forward unless additional purchase payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset. (See "Optional Benefits" and "Optional Death Benefits".)



- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:



  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and



  - payouts begin no later than one year following the year of your death; and



  - the payout period does not extend beyond the beneficiary's life or life expectancy.



  If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits and living benefits will terminate. The beneficiary must submit the Investment Options Form or the Portfolio Navigator Enrollment Form. No additional purchase payments will be accepted. The death benefit payable on the death of the non-spouse beneficiary is the CV death benefit.



- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.


OPTIONAL BENEFITS

The assets held in our general account support the guarantees under your contract, including optional death benefits and optional living benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.


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               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  69

OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED
(NOT AVAILABLE FOR CONTRACT OPTION C)
CURRENT CONTRACT:
(applications signed on or after Nov. 30, 2009, subject to state availability)

SECURESOURCE STAGES RIDERS
This is an optional benefit that you can add to your contract for an additional charge. The benefit is intended to provide to you, after the waiting period, a specified withdrawal amount annually for life, even if your contract value is zero, subject to the terms and provisions described in this section. This benefit offers a credit feature to help in low or poor performing markets and a step up feature to lock in contract anniversary gains. The SecureSource Stages rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw income over your lifetime.


This benefit is intended for assets you plan to hold and let accumulate for at least three years. Your benefits under the rider can be reduced if any of the following occurs:


- If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be re-established based on your contract value at that time;

- If you take a withdrawal after the waiting period and if you withdraw more than the allowed withdrawal amount in a contract year, or you take withdrawals before the lifetime benefit is available;

- If you take a withdrawal and later choose to allocate your contract value to a model portfolio that is more aggressive than the target model;

- If the contract value is 20% or more below purchase payments increased by any step ups or rider credits and adjusted for withdrawals (see withdrawal adjustment base described below).

The SecureSource Stages rider guarantees that, regardless of investment performance, you may take withdrawals up to the lifetime benefit amount each contract year that the lifetime benefit is available. The lifetime benefit amount can vary based on your attained age and based on the relationship of your contract value to the withdrawal adjustment base. Each contract year after the waiting period, the percentage used to determine the benefit amount is set when the first withdrawal is taken and fixed for the remainder of that year.

At any time after the waiting period, as long as your total withdrawals during the current year do not exceed the lifetime benefit amount, you will not be assessed a surrender charge and no market value adjustment will be applied. If you withdraw a larger amount, the excess amount will be assessed any applicable surrender charges and any applicable market value adjustment. At any time, you may withdraw any amount up to your entire surrender value, subject to excess withdrawal processing under the rider.

Subject to conditions and limitations, the rider also guarantees that you or your beneficiary will get back purchase payments you have made, increased by annual step-ups, through withdrawals over time.

Subject to conditions and limitations, the lifetime benefit amount can be increased if a rider credit is available or your contract value has increased on a rider anniversary. The principal back guarantee can also be increased if your contract value has increased on a rider anniversary.

AVAILABILITY
There are two optional SecureSource Stages riders available under your contract:

- SecureSource Stages - Single Life

- SecureSource Stages - Joint Life

The information in this section applies to both SecureSource Stages riders, unless otherwise noted.

For the purpose of this rider, the term "withdrawal" is equal to the term "surrender" in the contract or any riders. Withdrawals will adjust contract values and benefits in the same manner as surrenders.

The SecureSource Stages -- Single Life rider covers one person. The SecureSource Stages -- Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource Stages -- Single Life rider or the SecureSource Stages -- Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.


--------------------------------------------------------------------------------
 70  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

The SecureSource Stages rider is an optional benefit that you may select, if approved in your state, for an additional annual charge if(1) you purchase your contract on or after Nov. 30, 2009; and

- SINGLE LIFE: you are 80 or younger on the date the contract is issued; or

- JOINT LIFE: you and your spouse are 80 or younger on the date the contract is issued.

(1) The SecureSource Stages riders are not available under an inherited qualified annuity.

The SecureSource Stages rider guarantees that after the waiting period, regardless of the investment performance of your contract, you will be able to withdraw up to a certain amount each year from the contract before the annuitization start date until:

- SINGLE LIFE: death (see "At Death" heading below).

- JOINT LIFE: the death of the last surviving covered spouse (see "Joint Life only: Covered Spouses" and "At Death" headings below).

KEY TERMS
The key terms associated with the SecureSource Stages rider are:

AGE BANDS: Each age band is associated with a set of lifetime payment percentages. The covered person (JOINT LIFE: the younger covered spouse) must be at least the youngest age shown in the first age band for the annual lifetime payment to be established. After the annual lifetime payment is established, other factors determine when you move to a higher age band.

ANNUAL LIFETIME PAYMENT (ALP): the lifetime benefit amount available each contract year after the waiting period and after the covered person (JOINT LIFE: the younger covered spouse) has reached the youngest age in the first age band. When the ALP is available, the annual withdrawal amount guaranteed by the rider can vary each contract year.

ANNUAL STEP-UP: an increase in the benefit base or the principal back guarantee and a possible increase in the lifetime payment percentage that is available each rider anniversary if your contract value increases, subject to certain conditions.

BENEFIT BASE (BB): used to calculate the annual lifetime payment and the annual rider charge. The BB cannot be withdrawn in a lump sum or annuitized and is not payable as a death benefit.

CREDIT BASE (CB): used to calculate the rider credit. The CB cannot be withdrawn or annuitized and is not payable as a death benefit.

EXCESS WITHDRAWAL: (1) a withdrawal taken after the waiting period and before the annual lifetime payment is established, or (2) a withdrawal that is greater than the remaining annual lifetime payment when the annual lifetime payment is available.

EXCESS WITHDRAWAL PROCESSING: after the waiting period, a reduction in benefits if a withdrawal is taken before the annual lifetime payment is established or if a withdrawal exceeds the remaining annual lifetime payment.

LIFETIME PAYMENT PERCENTAGE: used to calculate your annual lifetime payment. Two percentages ("percentage A" and "percentage B") are used for each age band.

PRINCIPAL BACK GUARANTEE (PBG): a guarantee that total withdrawals will not be less than purchase payments you have made, increased by annual step-ups, as long as there is no excess withdrawal or benefit reset.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): as you make withdrawals during a contract year, the remaining amount that the rider guarantees will be available for withdrawal that year is reduced. Whenever the annual lifetime payment is available, the RALP is the guaranteed amount that can be withdrawn during the remainder of the current contract year.


RIDER CREDIT: an amount that can be added to the benefit base on each of the first ten rider anniversaries, based on a rider credit percentage of 8% in year one and 6% for years two through ten, as long as no withdrawals have been taken since the rider effective date and you do not decline any annual rider fee increase. Investment performance and withdrawals in the waiting period may reduce or eliminate the benefit of any rider credits. Rider credits may result in higher rider charges that may exceed the benefit from the credit.


WAITING PERIOD: the period of time before you can take a withdrawal without affecting benefits under the rider. The waiting period starts on the rider effective date and ends on the day prior to the third rider anniversary.

WITHDRAWAL: the amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge and any market value adjustment.

WITHDRAWAL ADJUSTMENT BASE (WAB): one of the components used to determine the lifetime payment percentage. The WAB cannot be withdrawn or annuitized and is not payable as a death benefit.


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               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  71

IMPORTANT SECURESOURCE STAGES RIDER CONSIDERATIONS
You should consider whether a SecureSource Stages rider is appropriate for you taking into account the following considerations:

- LIFETIME BENEFIT LIMITATIONS: The lifetime benefit is subject to certain limitations, including but not limited to:

  SINGLE LIFE: Once the contract value equals zero, payments are made for as long as the covered person is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the first death of any owner even if the covered person is still living (see "At Death" heading below). This possibility may present itself when there are multiple contract owners -- when one of the contract owners dies the lifetime benefit terminates even though other contract owners are still living.

  JOINT LIFE: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the death of the last surviving covered spouse (see "At Death" heading below).


- WITHDRAWALS: Please consider carefully when you start taking withdrawals from this rider. If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be reestablished based on your contract value at that time. Although your benefits will be set to zero until the end of waiting period, we will deduct rider fees based on the anniversary contract value for the remainder of the waiting period. Any withdrawal request within the 3-year waiting period must be submitted in writing. In addition, any withdrawals in the first 10 years will terminate the rider credits. Also, after the waiting period if you withdraw more than the allowed withdrawal amount in a contract year or take withdrawals before the lifetime benefit is available ("excess withdrawal"), the guaranteed amounts under the rider may be reduced.


- USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must elect one of the model portfolios of the Portfolio Navigator Program. This requirement limits your choice of subaccounts, regular fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the regular fixed account that are available under the contract to contract owners who do not elect the rider. (See "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program.") You may allocate purchase payments to the Special DCA fixed account, when available, and we will make monthly transfers into the model portfolio you have chosen. You may make two elective model portfolio changes per contract year; we reserve the right to limit elective model portfolio changes if required to comply with the written instructions of a fund (see "Market Timing").

  You can allocate your contract value to any available model portfolio during the following times: (1) prior to your first withdrawal and (2) following a benefit reset due to a model portfolio change as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your model portfolio to any available model portfolio.

  Immediately following a withdrawal your contract value will be reallocated to the target investment option classification as shown in your contract if your current investment option is more aggressive than the target investment option classification. This automatic reallocation is not included in the total number of allowed model changes per contract year. The target investment option classification is currently the Moderate model portfolio. We reserve the right to change the target investment option classification to a model portfolio that is more aggressive than the Moderate model portfolio after 30 days written notice.

  After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your model portfolio to the target model portfolio or any model portfolio that is more conservative than the target model portfolio without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to a model portfolio that is more aggressive than the target model portfolio, you will be in the accumulation phase again. If this is done after the waiting period, your rider benefit will be reset as follows: the BB, PBG and WAB will be reset to the contract value, if less than their current amount; and the ALP and RALP, if available, will be recalculated. You may request to change your model portfolio by written request on an authorized form or by another method agreed to by us.

- NON-CANCELABLE: Once elected, the SecureSource Stages rider may not be cancelled (except as provided under "Rider Termination" heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below).

  Dissolution of marriage does not terminate the SecureSource Stages -- Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource Stages -- Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural or revocable trust ownership). The rider will terminate at the death of the contract owner because the original covered spouse will be unable to elect the spousal continuation provision of the contract (see "Joint Life only: Covered Spouses" below).


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




- JOINT LIFE: LIMITATIONS ON CONTRACT OWNERS, ANNUITANTS AND BENEFICIARIES:
  Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal option to continue the contract upon the owner's death provision, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary.



  For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant's spouse or a trust that names the annuitant's spouse as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.



  If you select the SecureSource Stages -- Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse cannot utilize the spousal continuation provision of the contract when the death benefit is payable.



- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".



- INTERACTION WITH TOTAL FREE AMOUNT (FA) CONTRACT PROVISION: The FA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see "Charges -- Surrender Charge"). The FA may be greater than the remaining annual lifetime payment under this rider. Any amount you withdraw under the contract's FA provision that exceeds the remaining annual lifetime payment is subject to the excess withdrawal processing described below. Also, any amount you withdraw during the waiting period will set all benefits under the rider to zero until the end of the waiting period when they will be reestablished based on the contract value at that time.



You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:



- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see
  "Taxes -- Nonqualified Annuities"). Also, withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.



- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD during the waiting period and such withdrawals will set all benefits under the rider to zero until the end of the waiting period when they will be reestablished based on the contract value at that time. While the rider permits certain excess withdrawals to be taken after the waiting period for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix E for additional information.



- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions").



LIFETIME BENEFIT DESCRIPTION


SINGLE LIFE ONLY: COVERED PERSON: the person whose life is used to determine when the annual lifetime payment is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered person is the oldest contract owner. If any owner is a nonnatural person (e.g., an irrevocable trust or corporation) or a revocable trust, the covered person is the oldest annuitant.



JOINT LIFE ONLY: COVERED SPOUSES: the contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If any contract owner is a nonnatural person (e.g., an irrevocable trust or corporation) or a revocable trust, the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the annual lifetime payment is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered spouses are established on the rider effective date and cannot be changed.



ANNUAL LIFETIME PAYMENT (ALP): the lifetime benefit amount available each contract year after the waiting period and after the covered person (JOINT LIFE: younger covered spouses) has reached age 50. When the ALP is established and at all times thereafter, the ALP is equal to the BB multiplied by the lifetime payment percentage. Anytime the lifetime payment


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               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  73
percentage or BB changes as described below, the ALP will be recalculated. When the ALP is available, the first withdrawal taken in each contract year will set and fix the lifetime payment percentage for the remainder of the contract year.



If you withdraw less than the ALP in a contract year, the unused portion does not carry over to future contract years.



SINGLE LIFE: The ALP is established on the later of the rider effective date if the covered person has reached age 50, or the date the covered person's attained age equals age 50. The ALP will be available on later of the rider anniversary after the waiting period, or the date the covered person's attained age equals age 50.



JOINT LIFE: The ALP is established on the earliest of the following dates:



- The rider effective date if the younger covered spouse has already reached age 50.



- The date the younger covered spouse's attained age equals age 50.



- Upon the first death of a covered spouse, then either: (a) the date we receive a written request when the death benefit is not payable and the surviving covered spouse has already reached age 50, (b) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 50, or (c) the date the surviving covered spouse reaches age 50.



- Following dissolution of marriage of the covered spouses, then either (a) the date we receive a written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) has already reached age 50, or (b) the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural or revocable trust ownership) reaches age 50.



The ALP will be available on later of the rider anniversary after the waiting period, or the date the ALP is established.



REMAINING ANNUAL LIFETIME PAYMENT (RALP): the remaining annual lifetime payment guaranteed for withdrawal after any withdrawals are made. The RALP is established at the same time as the ALP. The RALP will be zero during the waiting period. After the waiting period, the RALP equals the ALP less all withdrawals in the current contract year, but it will not be less than zero.



LIFETIME PAYMENT PERCENTAGE: used to calculate the annual lifetime payment. Two percentages are used for a given age band, percentage A or percentage B, depending on the factors described below.



For ages:



- 50-58, percentage A is 4% and percentage B is 3%.



- 59-64, percentage A is 5% and percentage B is 4%.



- 65-79, percentage A is 6% and percentage B is 5%.



- 80 and older, percentage A is 7% and percentage B is 6%.



The age band for the lifetime payment percentage is determined at the following times:



- When the ALP is established: The age band for the lifetime payment percentage used to calculate the initial ALP is the percentage for the covered person's attained age (JOINT LIFE: younger covered spouses attained age).



- On the covered person's subsequent birthdays (JOINT LIFE: younger covered spouses subsequent birthdays): Except as noted below, if the covered person's new attained age (JOINT LIFE: younger covered spouses attained age) is in a higher age band, then the higher age band will be used to determine the appropriate lifetime payment percentage. (However, if you decline any annual rider fee increase or if a withdrawal has been taken since the ALP was made available, then the lifetime payment percentage will not change on subsequent birthdays.)



- Upon annual step-ups (see "Annual step ups" below).



- For the Joint life rider, upon death or change in marital status: In the event of death or dissolution of marriage: (A) If no withdrawal has been taken since the ALP was available and no annual rider fee increase has been declined, the lifetime payment percentage will be reset based on the Age Band for the remaining covered spouse's attained age. (B) If the ALP is not established but the remaining covered spouse has reached the youngest age in the first Age Band, the remaining covered spouse's attained age will be used to determine the age band for the lifetime payment percentage. In the event of remarriage of the covered spouses to each other, the lifetime payment percentage used is the percentage for the younger covered spouse's attained age.



The following determines whether Percentage A or Percentage B is used for each applicable age band:



During the waiting period, percentage A will be used to determine the amount payable to beneficiaries under the principal back guarantee (PBG).



After the waiting period, a comparison of your contract value and the withdrawal adjustment base (WAB) determines whether percentage A or percentage B is used to calculate the ALP unless the percentage is fixed as described below.



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 74  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

On each valuation date, if the benefit determining percentage is less than the 20% adjustment threshold, then percentage A is used in calculating your ALP, otherwise percentage B is used. The benefit determining percentage is calculated as follows, but it will not be less than zero:



1 - (A/B) where:



     A = Contract value at the end of the prior valuation period



     B = WAB at the end of the prior valuation period



After the ALP is available, the first withdrawal taken in each contract year will set and fix the lifetime payment percentage for the remainder of the contract year. Beginning on the next rider anniversary, the lifetime payment percentage can change on each valuation day as described above until a withdrawal is taken in that contract year.



Under certain limited situations, your Lifetime Payment Percentage will not vary each contract year. Percentage A or percentage B will be determined at the earliest of (1), (2) or (3) below and remain fixed for as long as the benefit is payable:



- if the ALP is established, when your contract value on a rider anniversary is less than two times the benefit base (BB) multiplied by percentage B for your current age band, or



- when the contract value reduces to zero, or



- on the date of death (JOINT LIFE: remaining covered spouse's date of death) when a death benefit is payable.



For certain periods of time at our discretion and on a non-discriminatory basis, your lifetime payment percentage may be set by us to percentage A if more favorable to you.



DETERMINATION OF ADJUSTMENTS OF BENEFIT VALUES: Your lifetime benefit values and principal back guarantee (PBG) are determined at the following times and are subject to a maximum benefit base (BB), credit base (CB), withdrawal adjustment base (WAB) and PBG amount of $10 million each:



- On the contract date: The WAB, CB, BB and PBG are set equal to the initial purchase payment.



- When an additional purchase payment is made: Before a withdrawal is taken in the waiting period and at any time after the waiting period, the WAB, CB (unless it has been permanently set to zero), BB and PBG will be increased by the amount of each additional purchase payment.



- When a withdrawal is taken: If the CB is greater than zero, the CB will be permanently reset to zero when the first withdrawal is taken, and there will be no additional rider credits. If the first withdrawal is taken during the waiting period, the WAB, BB and PBG will be set equal to zero until the end of the waiting period.



- Whenever a withdrawal is taken after the waiting period:



     (a) the WAB will be reduced by the "adjustment for withdrawal," as defined below.



     (b) if the ALP is established and the withdrawal is less than or equal to the RALP, the BB does not change and the PBG is reduced by the amount of the withdrawal, but it will not be less than zero.



     (c) if the ALP is not established, excess withdrawal processing will occur as follows. The BB will be reduced by the "adjustment for withdrawal," and the PBG will be reduced by the greater of the amount of the withdrawal or the "adjustment for withdrawal," but it will not be less than zero.



     (d) If the ALP is established and the withdrawal is greater than the RALP, excess withdrawal processing will occur as follows:



          The PBG will be reset to the lesser of:



          (i) the PBG reduced by the amount of the withdrawal, but it will not be less than zero; or



          (ii) the PBG minus the RALP on the date of (but prior to) the withdrawal and further reduced by an amount calculated as follows, but it will not be less than zero:



A X B     where:
---
  C




          A = the amount of the withdrawal minus the RALP



          B = the PBG minus the RALP on the date of (but prior to) the withdrawal



          C = the contract value on the date of (but prior to) the withdrawal minus the RALP



--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  75

The BB will be reduced by an amount as calculated below:



D X E     where:
---
  F




          D = the amount of the withdrawal minus the RALP



          E = the BB on the date of (but prior to) the withdrawal



          F = the contract value on the date of (but prior to) the withdrawal minus the RALP.



          ADJUSTMENT FOR WITHDRAWAL DEFINITION: When the WAB, PBG or BB is reduced by a withdrawal in the same proportion as the contract value is reduced, the proportional amount deducted is the "adjustment for withdrawal." The "adjustment for withdrawal" is calculated as follows:



G X H     where:
---
  I




          G = the amount the contract value is reduced by the withdrawal



          H = the WAB, BB or PGB (as applicable) on the date of (but prior to) the withdrawal



          I = the contract value on the date of (but prior to) the withdrawal.



RIDER ANNIVERSARY PROCESSING: The following describes how the WAB, BB and PBG are calculated on rider anniversaries, subject to the maximum amount of $10 million for each, and how the lifetime payment percentage can change on rider anniversaries.



- On the rider anniversary following the waiting period: If a withdrawal was taken during the waiting period and you did not decline any annual rider fee increase as described in the rider charges provision, the BB, WAB and PBG are reset to the contract value. If a withdrawal was taken during the waiting period and you declined any annual rider fee increase, the BB and PBG are reset to the lesser of (1) the BB or PBG (as applicable) at the time of the first withdrawal, plus any additional purchase payments since the time of the first withdrawal, minus all withdrawals, or (2) the contract value. The WAB will be reset to the BB.



- The WAB on rider anniversaries: Unless you decline any annual rider fee increase or take a withdrawal during the waiting period, the WAB (after any rider credit is added) will be increased to the contract value, if the contract value is greater. If a withdrawal was taken during the waiting period, the WAB will be increased to the contract value, if the contract value is greater, starting on the rider anniversary following the waiting period.



RIDER CREDITS: If you did not take any withdrawals and you did not decline any annual rider fee increase, a rider credit may be available for the first ten rider anniversaries. On the first rider anniversary, the rider credit equals the credit base (CB) 180 days following the rider effective date multiplied by 8%. On any subsequent rider credit anniversaries, the rider credit equals the CB as of the prior rider anniversary multiplied by 6%. On the first rider anniversary the BB and WAB will be set to the greater of the current BB, or the BB 180 days following the contract date increased by the rider credit and any additional purchase payments since 180 days following the rider effective date. On any subsequent rider credit anniversaries the BB and WAB will be set to the greater of the current BB, or the BB on the prior rider anniversary increased by the rider credit and any additional purchase payments since the prior rider anniversary. If the CB is greater than zero, the CB will be permanently reset to zero on the 10(th) rider anniversary after any adjustment to the WAB and BB, and there will be no additional rider credits.



ANNUAL STEP UPS: Beginning with the first rider anniversary, an annual step-up may be available. If you take any withdrawals during the waiting period, the annual step-up will not be available until the 3(rd) rider anniversary. If you decline any annual rider fee increase, future annual step-ups will no longer be available.



The annual step-up will be executed on any rider anniversary where the contract value is greater than the PBG or the BB after any rider credit is added. If an annual step-up is executed, the PBG, BB and lifetime payment percentage will be adjusted as follows: The PBG will be increased to the contract value, if the contract value is greater. The BB (after any rider credit is added) will be increased to the contract value, if the contract value is greater. If the covered person's attained age (Joint Life: younger covered spouses attained age) on the rider anniversary is in a higher age band and (1) there is an increase to BB due to a step-up or (2) the BB is at the maximum of $10,000,000 so there was no step-up of the BB, then the higher age band will be used to determine the appropriate lifetime payment percentage, regardless of any prior withdrawals.



OTHER PROVISIONS


REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the remaining annual lifetime payment on the most recent contract anniversary, the portion of


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 76  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
your RMD that exceeds the benefit amount will not be subject to excess withdrawal processing provided that the following conditions are met:



- The withdrawal is after the waiting period;



- The annual lifetime payment is available;



- The RMD is for your contract alone;



- The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and



- The RMD amount is otherwise based on the requirements of section 401(a) (9), related Code provisions and regulations thereunder that were in effect on the contract date.



RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. A withdrawal during the waiting period will reset the benefit base, the withdrawal adjustment base and the principal back guarantee to the contract value at the end of the waiting period. After the waiting period, a withdrawal taken before the annual lifetime payment is established or withdrawing amounts greater than the remaining annual lifetime payment that do not meet these conditions will result in excess withdrawal processing. The amount in excess of the RALP that is not subject to excess withdrawal processing will be recalculated if the ALP changes due to lifetime payment percentage changes. See Appendix E for additional information.



SPOUSAL OPTION TO CONTINUE THE CONTRACT UPON OWNER'S DEATH (SPOUSAL
CONTINUATION):


SINGLE LIFE: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource Stages -- Single Life rider terminates.



JOINT LIFE: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource
Stages -- Joint Life rider also continues. The surviving covered spouse can name a new beneficiary; however, a new covered spouse cannot be added to the rider.



At the time of spousal continuation, a step-up may be available. If you decline a rider fee increase or the spousal continuation occurs during the waiting period and a withdrawal was taken, a step up is not available. All annual step-up rules (see "Rider Anniversary Processing -- Annual Step-Up" heading above) also apply to the spousal continuation step-up. The WAB will be increased to the contract value if the contract value is greater. The spousal continuation step-up is processed on the valuation date spousal continuation is effective.



RULES FOR SURRENDER: Minimum account values following a surrender no longer apply to your contract. For withdrawals, the withdrawal will be taken from all accounts and the variable subaccounts in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be taken.



If your contract value is reduced to zero, the CB, if greater than zero, will be permanently reset to zero, and there will be no additional rider credits. Also, the following will occur:



- If the ALP is not established and if the contract value is reduced to zero as a result of fees or charges, then the owner must wait until the ALP would be established, and the ALP will be paid annually until the death of the covered person (JOINT LIFE: both covered spouses).



- If the ALP is established and if the contract value is reduced to zero as a result of fees or charges, or as a result of a withdrawal that is less than or equal to the RALP, then the owner will receive the ALP paid annually until the death of the covered person (JOINT LIFE: both covered spouses).



In either case above:



  - These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, We have the right to change the frequency, but no less frequently than annually.



  - We will no longer accept additional purchase payments.



  - No more charges will be collected for the rider.



  - The current ALP is fixed for as long as payments are made.



  - The death benefit becomes the remaining schedule of annual lifetime payments, if any, until total payments to the owner and the beneficiary are equal to the PBG at the time the contract value falls to zero.



  - The amount paid in the current contract year will be reduced for any prior withdrawals in that year.



- If the ALP is not established and if the contract value is reduced to zero as a result of a withdrawal, this rider and the contract will terminate.



- If the ALP is established and if the contract value is reduced to zero as a result of a withdrawal that is greater than the RALP, this rider and the contract will terminate.



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               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  77

AT DEATH:


SINGLE LIFE: If the contract is jointly owned and an owner dies when the contract value is greater than zero, the lifetime benefit for the covered person will cease even if the covered person is still living or if the contract is continued under the spousal continuation option.



JOINT LIFE: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation option to continue the lifetime benefit. If spousal continuation is not available, the rider terminates. The lifetime benefit ends at the death of the surviving covered spouse.



If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may:



- elect to take the death benefit under the terms of the contract, or



- elect to take the principal back guarantee available under this rider, or



- continue the contract and the SecureSource Stages rider under the spousal continuation option.



For single and joint life, if the beneficiary elects the principal back guarantee under this rider, the following will occur:



- If the PBG is greater than zero and the ALP is established, the ALP on the date of death will be paid until total payments to the beneficiary are equal to the PBG on the date of death.



- If the PBG is greater than zero and the ALP is not established, the BB on the date of death multiplied by the lifetime payment percentage used for the youngest age of the covered spouses in the first age band shown on the contract data page will be paid annually until total payments to the beneficiary are equal to the PBG on the date of death.



In either of the above cases:



- After the date of death, there will be no additional rider credits or annual step-ups.



- The lifetime payment percentage used will be set as of the date of death.



- The amount paid in the current contract year will be reduced for any prior withdrawals in that year.



On the date of death (JOINT LIFE: remaining covered spouse's date of death), if the CB is greater than zero, the CB will be permanently reset to zero, and there will be no additional rider credits.



If the PBG equals zero, the benefit terminates. No further payments are made.



CONTRACT OWNERSHIP CHANGE:


SINGLE LIFE: If allowed by state law, change of ownership is subject to our approval. If there is a change of ownership and the covered person remains the same, the rider continues with no change to any of the rider benefits. If there is a change of ownership and the covered person would be different, the rider terminates.



JOINT LIFE: Ownership changes are only allowed between the covered spouses or their revocable trust(s) and are subject to our approval, if allowed by state law. No other ownership changes are allowed as long as the rider is in force.



ASSIGNMENT: If allowed by state law, an assignment is subject to our approval.



ANNUITY PROVISIONS: You can choose one of the payout options available under the contract or an alternative fixed annuity payout option available under the SecureSource Stages rider. Under the rider's payout option, the minimum amount payable shown in Table B, will not apply and you will receive the annual lifetime payment provided by this rider until the later of the death of the covered person (JOINT LIFE: both covered spouses) or depletion of the principal back guarantee. If you choose to receive the ALP, the amount payable each year will be equal to the annual lifetime payment on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually.



If you choose to receive the ALP rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date except for the PBG.



RIDER TERMINATION


The SecureSource Stages rider cannot be terminated either by you or us except as follows:



- SINGLE LIFE: a change of ownership that would result in a different covered person will terminate the rider.



- SINGLE LIFE: after the death benefit is payable, the rider will terminate.



- SINGLE LIFE: spousal continuation will terminate the rider.



- JOINT LIFE: After the death benefit is payable the rider will terminate if anyone other than a covered spouse continues the contract. However, if the covered spouse continues the contract as an inherited IRA or as a beneficiary of a participant in an employer sponsored retirement plan, the rider will terminate.



- On the annuitization start date, the rider will terminate.



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  - You may terminate the rider if your annual rider fee would increase more than 0.25 percentage points (See "Charges -- SecureSource Stages rider fee")



- When the contract value is reduced to zero and either the withdrawal taken when the annual lifetime payment is not established or a withdrawal in excess of the remaining annual lifetime payment is taken, the rider will terminate.



- Termination of the contract for any reason will terminate the rider.



For an example, see Appendix D.



ORIGINAL CONTRACT:



SECURESOURCE 20 RIDERS


(available for applications signed on or after Aug. 10, 2009, but prior to Nov. 30, 2009 or in states where the Current Contract is not available)



This is an optional benefit that you can add to your contract for an additional charge. The benefit is intended to provide to you, after the waiting period, a specified withdrawal amount annually for life, even if your contract value is zero, subject to the terms and provisions described in this section. This benefit offers a credit feature to help in low or poor performing markets and a step up feature to lock in contract anniversary values. The SecureSource 20 rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time. This benefit is intended for assets you plan to hold and let accumulate for at least three years. If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be re-established based on your contract value at that time and you will not receive 20% credit offered under this rider.



There are two optional SecureSource 20 riders available under your contract:



- SecureSource 20 -- Single Life; or



- SecureSource 20 -- Joint Life.



The information in this section applies to both Secure Source 20 riders, unless otherwise noted.



For the purpose of this rider, the term "withdrawal" is equal to the term "surrender" in the contract or any riders. Withdrawals will adjust contract values and benefits in the same manner as surrenders.



The SecureSource 20 -- Single Life rider covers one person. The SecureSource 20 -- Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource 20 -- Single Life rider or the SecureSource 20 -- Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.



The SecureSource 20 rider is an optional benefit that you may select, if approved in your state, for an additional annual charge if(1):



- you purchase your contract on or after Aug. 10, 2009, but prior to Nov. 30, 2009; and



- SINGLE LIFE: you and the annuitant are 80 or younger on the date the contract is issued; or



- JOINT LIFE: you and your spouse are 80 or younger on the date the contract is issued.



(1) The SecureSource 20 riders are not available under an inherited qualified annuity,



The SecureSource 20 rider guarantees that after the waiting period, regardless of the investment performance of your contract, you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:



- SINGLE LIFE: until death (see "At Death" heading below) or until the depletion of the basic benefit.



- JOINT LIFE: until the death of the last surviving covered spouse (see "Joint Life only: Covered Spouses" and "At Death" headings below) or until the depletion of the basic benefit.



KEY TERMS


The key terms associated with the SecureSource 20 rider are:



ANNUAL LIFETIME PAYMENT (ALP): the lifetime benefit amount available each contract year after the waiting period and until your death (JOINT LIFE: the death of both covered spouses). After the waiting period, the annual withdrawal amount guaranteed by the rider can vary each contract year. The maximum ALP is $300,000.



ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA): the age at which the lifetime benefit is established.



ENHANCED LIFETIME BASE (ELB): used in the calculation of the ALP on the later of the ELB date or the establishment of the ALP. The ELB cannot be withdrawn or annuitized and is not payable as a death benefit.



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               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  79

GUARANTEED BENEFIT AMOUNT (GBA): the total cumulative withdrawals guaranteed by the rider under the basic benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn or annuitized and is not payable as a death benefit. It is an interim value used to calculate the amount available for withdrawals each year after the waiting period under the basic benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.



GUARANTEED BENEFIT PAYMENT (GBP): the basic benefit amount available each contract year after the waiting period until the RBA is reduced to zero. After the waiting period the annual withdrawal amount guaranteed by the rider can vary each contract year.



REMAINING ANNUAL LIFETIME PAYMENT (RALP): as you make withdrawals during a contract year, the remaining amount that the rider guarantees will be available for withdrawal that year is reduced. The RALP is the lifetime benefit amount that can be withdrawn during the remainder of the current contract year.



REMAINING BENEFIT AMOUNT (RBA): each withdrawal you make reduces the amount that is guaranteed by the rider for future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.



REMAINING BENEFIT PAYMENT (RBP): as you make withdrawals during a contract year, the remaining amount that the rider guarantees will be available for withdrawal that year is reduced. The RBP is the basic benefit amount that can be withdrawn during the remainder of the current contract year.



WAITING PERIOD: The period of time before you can take a withdrawal without affecting benefits under the rider. The waiting period starts on the rider effective date and ends on the day prior to the third rider anniversary.



WITHDRAWAL ADJUSTMENT BASE (WAB): one of the components used to determine the GBP Percentage and ALP Percentage. The WAB cannot be withdrawn or annuitized and is not payable as a death benefit.



WITHDRAWAL: The amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge and any market value adjustment.



DESCRIPTION OF THE SECURESOURCE 20 RIDER


Before the lifetime benefit is established, the annual withdrawal amount guaranteed by the riders after the waiting period is the basic benefit amount. After the lifetime benefit is established and after the waiting period, the riders guarantee that you have the option each contract year to cumulatively withdraw an amount up to the lifetime benefit amount or the basic benefit amount, but the riders do not guarantee withdrawal of both in a contract year.



The lifetime withdrawal benefit is established automatically:



- SINGLE LIFE: on the rider anniversary date after the covered person reaches age 65, or on the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below);



- JOINT LIFE: on the rider anniversary date after the younger covered spouse reaches age 65, or on the rider effective date if the younger covered spouse is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" and "Annual Lifetime Payments (ALP)" headings below).



The basic benefit amount and the lifetime benefit amount can vary based on the relationship of your contract value to the Withdrawal Adjustment Base (WAB). When the first withdrawal is taken each contract year after the waiting period, the percentages used to determine the benefit amounts are set and fixed for the remainder of that year.



If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next year.



If you withdraw more than the allowed withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).



Please note that basic benefit and lifetime benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime benefit only, the basic benefit only, or both.



At any time after the waiting period, as long as your withdrawal does not exceed the greater of the basic benefit amount or the lifetime benefit amount, if established, you will not be assessed a surrender charge or any market value adjustment. If your withdrawals exceed the greater of the RBP or the RALP, surrender charges under the terms of the contract may apply (see


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 80  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

"Charges -- Surrender Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts (GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").



Subject to conditions and limitations, an annual step-up can increase the basic benefit amount and the lifetime benefit amount, if your contract value has increased on a rider anniversary.



Subject to conditions and limitations, if no withdrawals are taken prior to the third rider anniversary, the 20% rider credit may increase the lifetime benefit (if already established) or the Enhanced Lifetime Base (ELB) may increase the lifetime benefit (when established).



The values associated with the basic benefit are GBA, RBA, GBP and RBP. The values associated with the lifetime benefit are ALP, RALP and ELB. ALP and GBP are similar in that they are the annual withdrawal amount for each benefit after the waiting period. RALP and RBP are similar in that they are the remaining amount that can be withdrawn during the current contract year for each benefit.



IMPORTANT SECURESOURCE 20 RIDER CONSIDERATIONS


You should consider whether a SecureSource 20 rider is appropriate for you taking into account the following considerations:



- LIFETIME BENEFIT LIMITATIONS: The lifetime benefit is subject to certain limitations, including but not limited to:



  (a) SINGLE LIFE: Once the contract value equals zero, payments are made for as long as the covered person is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the first death of any owner or annuitant even if the covered person is still living (see "At Death" heading below). Therefore, the rider will terminate when a death benefit becomes payable. This possibility may present itself when:



      (i) There are multiple contract owners -- when one of the contract owners dies the lifetime benefit terminates even though other contract owners are still living; or



      (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the lifetime benefit terminates even though the owner is still living.



      JOINT LIFE: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime benefit terminates at the death of the last surviving covered spouse (see "At Death" heading below).



  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If both the ALP and the contract value are zero, the lifetime benefit will terminate.



  (c) If the lifetime benefit is first established prior to the third rider anniversary, the initial ALP is based on the basic benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below). If the lifetime benefit is first established on/after the third rider anniversary, the initial ALP is based on the greater of the basic benefit's RBA and the ELB at that time. Any withdrawal you take before the ALP is established reduces the RBA and ELB and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.



  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.



- WITHDRAWALS: Please consider carefully when you start taking withdrawals from this rider. If you take any withdrawals during the 3-year waiting period, your benefits will be set to zero until the end of the waiting period when they will be re-established based on your contract value at that time and you will not receive 20% credit offered under this rider. Any withdrawal request within the 3-year waiting period must be submitted in writing. Also, after the waiting period if you withdraw more than the allowed withdrawal amount in a contract year ("excess withdrawal"), the guaranteed amounts under the rider may be reduced.



- USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must elect one of the model portfolios of the Portfolio Navigator Program. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect the rider. (See "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program.") You may allocate purchase payments to the DCA fixed account, when available, and we will make monthly transfers into the model portfolio you have chosen. You may make two elective model portfolio changes per contract year; we reserve the right to limit elective model portfolio changes if required to comply with the written instructions of a fund (see "Market Timing").



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               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  81

You can allocate your contract value to any available model portfolio during the following times: (1) prior to your first withdrawal and (2) following a benefit reset due to a model portfolio change as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your model portfolio to any available model portfolio.



Immediately following a withdrawal your contract value will be reallocated to the target investment option classification as shown in your contract if your current investment option is more aggressive than the target investment option classification. This automatic reallocation is not included in the total number of allowed model changes per contract year. The target investment option classification is currently the Moderate model portfolio. We reserve the right to change the target investment option classification to a model portfolio that is more aggressive than the Moderate model portfolio after 30 days written notice.



After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your model portfolio to the target model portfolio or any model portfolio that is more conservative than the target model portfolio without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to a model portfolio that is more aggressive than the target model portfolio, you will be in the accumulation phase again. If this is done after the waiting period, your rider benefit will be reset as follows:



  (a) the total GBA will be reset to the contract value, if your contract value is less; and



  (b) the total RBA will be reset to the contract value, if your contract value is less; and



  (c) the ALP, if established, will be reset to your current ALP Percentage (either 6% or 5% as described under "GBP Percentage and ALP Percentage" heading below) times the contract value, if this amount is less than the current ALP; and



  (d) the GBP will be recalculated as described below, based on the reset GBA and RBA; and



  (e) the RBP will be recalculated as the reset GBP less all prior withdrawals taken during the current contract year, but not less than zero; and



  (f) the RALP will be recalculated as the reset ALP less all prior withdrawals taken during the current contract year, but not less than zero; and



  (g) the WAB will be reset as follows:



      - if the ALP has not been established, the WAB will be equal to the reset GBA.



      if the ALP has been established, the WAB will be equal to the reset ALP, divided by the current ALP Percentage; and



  (h) the ELB, if greater than zero, will be reset to the contract value, if your contract value is less.



      You may request to change your model portfolio by written request on an authorized form or by another method agreed to by us.



- NON-CANCELABLE: Once elected, the SecureSource 20 rider may not be cancelled (except as provided under "Rider Termination" heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below).



  Dissolution of marriage does not terminate the SecureSource 20 - Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource 20 - Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural ownership). The rider will terminate at the death of the contract owner (or annuitant in the case of nonnatural ownership) because the original covered spouse will be unable to elect the spousal continuation provision of the contract (see "Joint Life only: Covered Spouses" below).



- JOINT LIFE: LIMITATIONS ON CONTRACT OWNERS, ANNUITANTS AND BENEFICIARIES:
  Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal option to continue the contract upon the owner's death provision, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary. The annuitant must also be an owner. For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant's spouse or a trust that names the annuitant's spouse as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.



  If you select the SecureSource 20 - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.



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




- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".



- INTERACTION WITH TOTAL FREE AMOUNT (FA) CONTRACT PROVISION: The FA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see "Charges -- Surrender Charge"). The FA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract's FA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP. Also, any amount you withdraw during the waiting period will set all benefits under the rider to zero until the end of the waiting period when they will be reestablished based on the contract value at that time.



You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:



- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see
  "Taxes -- Nonqualified Annuities"). Also, withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.



- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD during the waiting period and such withdrawals will set all benefits under the rider to zero until the end of the waiting period when they will be reestablished based on the contract value at that time. While the rider permits certain excess withdrawals to be taken after the waiting period for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix E for additional information.



- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions").



BASIC BENEFIT DESCRIPTION


THE GBA AND RBA ARE DETERMINED AT THE FOLLOWING TIMES, SUBJECT TO THE MAXIMUM AMOUNT OF $5,000,000, CALCULATED AS DESCRIBED:



- At contract issue -- the GBA and RBA are equal to the initial purchase payment.



- When you make additional purchase payments -- If a withdrawal is taken during the waiting period, the GBA and RBA will not change when a subsequent purchase payment is made during the waiting period. Prior to any withdrawal during the waiting period and after the waiting period, each additional purchase payment will have its own GBA and RBA established equal to the amount of the purchase payment.



- At step up -- (see "Annual Step Up" heading below).



- At spousal continuation -- (see "Spousal Option to Continue the Contract upon Owner's Death" heading below).



- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.



- When you take a withdrawal during the waiting period -- the total GBA and total RBA will be set equal to zero until the end of the waiting period.



- When you take a withdrawal after the waiting period and the amount withdrawn is:



  (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal and the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged, and each payment's RBA is reduced in proportion to its RBP.



  (b) greater than the total RBP -- EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA AND RBA.



- On the rider anniversary at the end of the waiting period -- If the first withdrawal is taken during the waiting period and you did not decline a rider fee increase, the total GBA and the total RBA will be reset to the contract value.



  If the first withdrawal is taken during the waiting period and you decline a rider fee increase, the total GBA and the total RBA will be reset to the lesser of (1) the GBA at the time of the first withdrawal, plus any additional purchase payments since the time of the first withdrawal, minus all withdrawals, or (2) the contract value.



- Upon certain changes to your PN model portfolio as described under "Use of Portfolio Navigator Asset Allocation Program Required," above.



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




GBA EXCESS WITHDRAWAL PROCESSING


The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:



(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and



(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.



RBA EXCESS WITHDRAWAL PROCESSING


The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.



If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:



1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and



2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.



GBP PERCENTAGE AND ALP PERCENTAGE: We use two percentages (6% and 5%) to calculate your GBP and ALP. The percentage used can vary as described below:



During the waiting period, 6% will be used to determine the amount payable to beneficiaries under the RBA Payout Option described below. After the waiting period, a comparison of your contract value and the WAB determines your GBP Percentage and ALP Percentage, unless the percentage is fixed as described below. On each valuation date, if the benefit determining percentage is less than the 20% adjustment threshold, then 6% is used in calculating your GBP and ALP; otherwise, 5% is used. Market volatility and returns, the deduction of fees and the 20% credit could impact your benefit determining percentage. The benefit determining percentage is calculated as follows but will not be less than zero:



       1 - (A/B)



       A = contract value at the end of the prior valuation period



       B = WAB at the end of the prior valuation period



When the first withdrawal in a contract year is taken, the GBP Percentage and ALP Percentage will be set and fixed for the remainder of that contract year. Beginning on the next rider anniversary, the GBP Percentage and ALP Percentage can change on each valuation date as described above until a withdrawal is taken in that contract year.



Under certain limited situations, your GBP Percentage and ALP Percentage will not vary each contract year. They will be set at the earliest of (1), (2) or (3) below and remain fixed for as long as the benefit is payable:



(1) when the RBA Payout Option is elected, or



(2) if the ALP is established, when your contract value on a rider anniversary is less than two times the ALP (for the purpose of this calculation only, the ALP is determined using 5%; the ALP Percentage used to determine your ALP going forward will be either 6% or 5%), or



(3) when the contract value reduces to zero.



For certain periods of time at our discretion and on a non-discriminatory basis, your GBP Percentage and ALP Percentage may be set by us to 6% if more favorable to you.



WITHDRAWAL ADJUSTMENT BASE (WAB): One of the components used to determine GBP Percentage and ALP Percentage. The maximum WAB is $5,000,000. The WAB cannot be withdrawn or annuitized and is not payable as a death benefit,



THE WAB IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:


- At Rider Effective Date -- the WAB is set equal to the initial purchase payment.



- When a subsequent purchase payment is made -- before a withdrawal is taken in the waiting period and at any time after the waiting period, the WAB will be increased by the amount of each additional purchase payment.



- When a withdrawal is taken -- if the first withdrawal is taken during the waiting period, the WAB will be set equal to zero until the end of the waiting period.



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 84  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

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Whenever a withdrawal is taken after the waiting period, the WAB will be reduced by the amount in (A) unless the withdrawal is an excess withdrawal for the lifetime benefit (or the basic benefit if the ALP is not established) when it will be set equal to the amount in (B).



  (A) The WAB is reduced by an amount as calculated below:



A X B
-----  where:
  C





       A = the amount the contract value is reduced by the withdrawal



       B = WAB on the date of (but prior to) the withdrawal



       C = the contract value on the date of (but prior to) the withdrawal.



  (B) If the ALP is not established and the current withdrawal exceeds the RBP, the WAB will be reset to the GBA immediately following excess withdrawal processing.



If the ALP is established and the current withdrawal exceeds the RALP, the WAB will be reset to the ALP divided by the current ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above). In this calculation, we use the ALP immediately following excess withdrawal processing.



- On rider anniversaries -- unless you decline a rider fee increase, the WAB will be increased to the contract value on each rider anniversary, if the contract value is greater, except as follows:



  (A) If a withdrawal is taken during the waiting period, the WAB will be increased to the contract value on each rider anniversary beginning at the end of the waiting period, if the contract value is greater.



  (B) If you decline a rider fee increase and a withdrawal is taken during the waiting period, the WAB will be reset to the lesser of (1) the GBA at the time of the first withdrawal, plus any additional purchase payments since the time of the first withdrawal, minus all withdrawals, or (2) the contract value.



- Upon certain changes to your PN model portfolio as described under "Use of Portfolio Navigator Asset Allocation Program Required," above.



- On the later of the third rider anniversary or the rider anniversary when the ALP is established -- unless you decline a rider fee increase, if the ELB is greater than zero, the WAB will be increased by an amount as calculated below, but not less than zero.



  (A) The ELB, minus



  (B) the greater of:



       i)  your contract value, or



       ii) the ALP before the ELB is applied, divided by the ALP Percentage (if the ALP is established) or the total RBA (if the ALP is established on the third rider anniversary).



GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic benefit. After the waiting period the annual withdrawal amount guaranteed under the rider can vary each contract year. At any point in time, each payment's GBP is the lesser of (a) and (b) where (a) is the GBA for that payment multiplied by the current GBP percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above) and (b) is the RBA for that payment. The total GBP is the sum of the GBPs for each purchase payment.



REMAINING BENEFIT PAYMENT (RBP): The amount available for withdrawal for the remainder of the contract year under the basic benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment.



THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:


- During the waiting period -- the RBP will be zero.



- At the beginning of any contract year after the waiting period and when the GBP Percentage changes -- the RBP for each purchase payment is set equal to that purchase payment's GBP.



- When you make additional purchase payments after the waiting period -- each additional purchase payment has its own RBP equal to the purchase payment, multiplied by the GBP Percentage.



- At step up -- (see "Annual Step Up" heading below).



- At spousal continuation -- (see "Spousal Option to Continue the Contract upon Owner's Death" heading below).



- When you make any withdrawal after the waiting period -- the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS


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  WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the
  amount available for future withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.



LIFETIME BENEFIT DESCRIPTION


SINGLE LIFE ONLY: COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered person is the oldest contract owner or annuitant. If the owner is a nonnatural person, i.e., a trust or corporation, the covered person is the oldest annuitant.



JOINT LIFE ONLY: COVERED SPOUSES: The contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If the contract owner is a nonnatural person (e.g., a trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered spouses are established on the rider effective date and cannot be changed.



ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA):


- SINGLE LIFE: The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.



- JOINT LIFE: The age of the younger covered spouse at which time the lifetime benefit is established.



ANNUAL LIFETIME PAYMENT (ALP): The ALP is the lifetime benefit amount available for withdrawals in each contract year after the waiting period until the later of:



- SINGLE LIFE: death; or



- JOINT LIFE: death of the last surviving covered spouse; or



- the RBA is reduced to zero.



The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime benefit is not in effect and the ALP is zero.



THE ALP IS DETERMINED AT THE FOLLOWING TIMES:



- SINGLE LIFE: Initially the ALP is established on the earliest of the following dates:



  (a) the rider effective date if the covered person has already reached age 65.



  (b) the rider anniversary following the date the covered person reaches age
      65,



      - if during the waiting period and no prior withdrawal has been taken; or



      - if after the waiting period.



  (c) the rider anniversary following the end of the waiting period if the covered person is age 65 before the end of the waiting period and a prior withdrawal had been taken.



If the ALP is established prior to the third rider anniversary, the ALP is set equal to the total RBA multiplied by the ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above). If the ALP is established on or following the third rider anniversary, the ALP is set equal to the ALP Percentage multiplied by the greater of the ELB or the total RBA.



- JOINT LIFE: Initially the ALP is established on the earliest of the following dates:



  (a) the rider effective date if the younger covered spouse has already reached age 65.



  (b) the rider anniversary on/following the date the younger covered spouse reaches age 65.



  (c) upon the first death of a covered spouse, then



       (1) the date we receive written request when the death benefit is not payable and the surviving covered spouse has already reached age 65; or



       (2) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 65; or



       (3) the rider anniversary on/following the date the surviving covered spouse reaches age 65.



  (d) Following dissolution of marriage of the covered spouses,



       (1) the date we receive written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) has already reached age 65; or



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       (2) the rider anniversary on/following the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) reaches age 65.



  For (b), (c) and (d) above, if the date described occurs during the waiting period and a prior withdrawal had been taken, we use the rider anniversary following the end of the waiting period to establish the ALP.



If the ALP is established prior to the third rider anniversary, the ALP is set equal to the total RBA multiplied by the ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above). If the ALP is established on or following the third rider anniversary, the ALP is set equal to the ALP Percentage multiplied by the greater of the ELB or the total RBA.



- Whenever the ALP Percentage changes --



  (a) If the ALP Percentage is changing from 6% to 5%, the ALP is reset to the ALP multiplied by 5%, divided by 6%.



  (b) If the ALP Percentage is changing from 5% to 6%, the ALP is reset to the ALP multiplied by 6%, divided by 5%.



- When you make an additional purchase payment -- Before a withdrawal is taken in the waiting period and at any time after the waiting period, each additional purchase payment increases the ALP by the amount of the purchase payment, multiplied by the ALP Percentage.



- When you make a withdrawal:



  (a) During the waiting period, the ALP, if established, will be set equal to zero until the end of the waiting period.



  (b) After the waiting period, if the amount withdrawn is:



       (i) less than or equal to the RALP, the ALP is unchanged.



       (ii) greater than the RALP, ALP EXCESS WITHDRAWAL PROCESSING will occur.



  If you withdraw less than the ALP in a contract year, there is no carry over to the next contract year.



- On the rider anniversary at the end of the waiting period -- If you took a withdrawal during the waiting period, the ALP is set equal to the contract value multiplied by the ALP Percentage if the covered person (JOINT LIFE: younger covered spouse) has reached age 65.



- At step ups -- (see "Annual Step Up" heading below).



- At spousal continuation -- (see "Spousal Option to Continue the Contract upon Owner's Death" heading below).



- Upon certain changes to your PN model portfolio as described under "Use of Portfolio Navigator Asset Allocation Program Required," above.



20% RIDER CREDIT


If you do not make a withdrawal during the first three rider years and you don't decline a rider fee increase, then a 20% rider credit may increase your ALP. This credit is 20% of purchase payments received in the first 180 days that the rider is in effect and is used to establish the enhanced lifetime base. The enhanced lifetime base is an amount that may be used to increase the ALP. The 20% rider credit does not increase the basic benefit or the contract value. Because step ups may increase your ALP, they may reduce or eliminate any benefit of the 20% rider credit.



ENHANCED LIFETIME BASE (ELB)


The enhanced lifetime base will be established initially on the third rider anniversary. If you do not decline a rider fee increase and you do not make a withdrawal during the first three rider years, then the enhanced lifetime base will be the sum of all purchase payments received during the first three rider years plus the 20% rider credit. If you make a withdrawal during the first three rider years or decline a rider fee increase, then the 20% rider credit does not apply and the enhanced lifetime base will be established as zero and will always be zero.



The maximum enhanced lifetime base at any time is $5,000,000.



If the enhanced lifetime base is greater than zero, then it will:



- increase by the amount of any purchase payments received on or after the third rider anniversary.



- be reduced by any withdrawal in the same proportion as the withdrawal reduces the RBA and, if the withdrawal exceeds the RBP, it will then be set to the lesser of this reduced value and the contract value immediately following the withdrawal.



- be set to the contract value (if your contract value is less), if you choose an asset allocation model that is more aggressive than the target model while you are in the withdrawal phase.



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               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  87

If any of the following events occur, then the enhanced lifetime base will be established as or reset to zero and will always be zero:



- The total RBA is reduced to zero.



- You decline a rider fee increase.



The enhanced lifetime base is an amount that may be used to increase the ALP and cannot be withdrawn, annuitized or payable as a death benefit.



INCREASE IN ALP BECAUSE OF THE ENHANCED LIFETIME BASE


If the ALP is already established, on the third rider anniversary, the ALP will be increased to equal the enhanced lifetime base multiplied by the ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above), if this amount is greater than the current ALP. Thereafter, the enhanced lifetime base will always be zero.



ALP EXCESS WITHDRAWAL PROCESSING


The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or the ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above) multiplied by the contract value immediately following the withdrawal.



REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime benefit. Prior to establishment of the ALP, the lifetime benefit is not in effect and the RALP is zero.



THE RALP IS DETERMINED AT THE FOLLOWING TIMES:


- The RALP is established at the same time as the ALP, and:



  (a) During the waiting period -- the RALP will be zero.



  (b) At any other time -- the RALP is established equal to the ALP less all prior withdrawals taken in the contract year but not less than zero.



- At the beginning of each contract year after the waiting period and when the ALP Percentage changes -- the RALP is set equal to the ALP.



- When you make additional purchase payments after the waiting period -- each additional purchase payment increases the RALP by the purchase payment, if applicable multiplied by the ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above).



- At step ups -- (see "Annual Step Up" headings below).



- At spousal continuation -- (see "Spousal Option to Continue the Contract upon Owner's Death" heading below).



- When you make any withdrawal after the waiting period -- the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.



OTHER PROVISIONS


REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of your RMD that exceeds the benefit amount will not be subject to excess withdrawal processing provided that the following conditions are met:



- The withdrawal is after the waiting period;



- The RMD is for your contract alone;



- The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and



- The RMD amount is otherwise based on the requirements of section 401(a) (9), related Code provisions and regulations thereunder that were in effect on the effective date of the rider.



RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. Any withdrawal during the waiting period will reset the basic benefit and lifetime benefit at the end of the waiting period. After the waiting period, withdrawal amounts greater than the RALP or RBP that do not meet the conditions above will result in excess withdrawal processing. The amount in excess of the RBP and/or RALP that is not subject to excess withdrawal processing will be recalculated if the RALP and RBP change due to GBP Percentage and ALP Percentage changes. See Appendix E for additional information.



ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the benefit values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn


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 88  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
in a lump sum or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment. If there have been multiple payments and the GBA increases due to the step up, the individual GBAs, RBAs, GBPs, and RBPs will be combined.



The annual step up may be available as described below, subject to the maximum GBA, RBA and ALP and subject to the following rules:



- You have not declined a rider fee increase.



- If you take any withdrawals during the waiting period the annual step up will not be available until the rider anniversary following the end of the waiting period.



- On any rider anniversary where your contract value is greater than the RBA or, your contract value multiplied by the ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above) is greater than the ALP, if established, the annual step up will be applied to your contract on the rider anniversary.



- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.



- Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP does not step up.



The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:



- The total RBA will be increased to the contract value on the rider anniversary, if the contract value is greater.



- The total GBA will be increased to the contract value on the rider anniversary, if the contract value is greater.



- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.



- The total RBP will be reset as follows:



  (a) During the waiting period, the RBP will not be affected by the step up.



  (b) After the waiting period, the RBP will be reset to the increased GBP.



- The ALP will be increased to the contract value on the rider anniversary multiplied by the ALP Percentage (either 5% or 6% as described under "GBP Percentage and ALP Percentage" heading above), if greater than the current ALP.



- The RALP will be reset as follows:



  (a) During the waiting period, the RALP will not be affected by the step up.



  (b) After the waiting period, the RALP will be reset to the increased ALP.



SPOUSAL OPTION TO CONTINUE THE CONTRACT UPON OWNER'S DEATH (SPOUSAL
CONTINUATION):


SINGLE LIFE: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource 20 -- Single Life rider terminates.



JOINT LIFE: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource
20 -- Joint Life rider also continues. The surviving covered spouse can name a new beneficiary; however, a new covered spouse cannot be added to the rider.



At the time of spousal continuation, a step-up may be available. If you decline a rider fee increase or the spousal continuation occurs during the waiting period and a withdrawal was taken, a step up is not available. All annual step-up rules (see "Annual Step-Up" heading above) also apply to the spousal continuation step-up except that a) the RBP will be calculated as the GBP after the step-up less all prior withdrawals taken during the current contract year, but not less than zero, and b) the RALP will be calculated as the ALP after the step-up less all prior withdrawals taken during the current contract year, but not less than zero. The spousal continuation step-up is processed on the valuation date spousal continuation is effective.



RULES FOR WITHDRAWAL PROVISION OF YOUR CONTRACT: Minimum account values following a withdrawal no longer apply to your contract. For withdrawals, the withdrawal will be taken from the variable subaccounts, guarantee period accounts (where available), the one-year fixed account (if applicable) and the DCA fixed account in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be taken.



IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero, you will be paid in the following scenarios:



1) The ALP has not yet been established, the total RBA is greater than zero and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:



    (a) receive the remaining schedule of GBPs until the RBA equals zero; or



    (b) SINGLE LIFE: wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.



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               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  89

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        JOINT LIFE: wait until the rider anniversary following the date the younger covered spouse reaches age 65, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.



We will notify you of this option. If no election is made, the ALP will be paid.



2) The ALP has been established, the total RBA is greater than zero and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:



    (a) the remaining schedule of GBPs until the RBA equals zero; or



    (b) SINGLE LIFE: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.



        JOINT LIFE: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.



We will notify you of this option. If no election is made, the ALP will be paid.



3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.



4) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:



   - SINGLE LIFE: covered person;



   - JOINT LIFE: last surviving covered spouse.



Under any of these scenarios:



- The annualized amounts will be paid to you in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency but no less frequent than annually;



- We will no longer accept additional purchase payments;



- You will no longer be charged for the rider;



- Any attached death benefit riders will terminate;



- In determining the remaining schedule of GBPs, the current GBP is fixed for as long as payments are made.



- SINGLE LIFE: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero; and



- JOINT LIFE: If the owner had been receiving the ALP, upon the first death the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.



The SecureSource 20 rider and the contract will terminate under either of the following two scenarios:



- If the ALP is established and the RBA is zero, and if the contract value falls to zero as a result of a withdrawal that is greater than the RALP. This is full withdrawal of the contract value.



- If the ALP is not established and the RBA is zero, and if the contract value falls to zero as a result of fees, charges or a withdrawal.



AT DEATH:


SINGLE LIFE: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the RBA payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract which terminates the rider.



If the contract value equals zero and the death benefit becomes payable, the following will occur:



- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.



- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.



- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.



- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.



- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.



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 90  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

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JOINT LIFE: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.



If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the RBA payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract.



If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero.



If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:



- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.



- If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.



- If the RBA equals zero, the benefit terminates. No further payments will be made.



CONTRACT OWNERSHIP CHANGE:


SINGLE LIFE: If allowed by state law, change of ownership is subject to our approval. If there is a change of ownership and the covered person remains the same, the rider continues with no change to any of the rider benefits. If there is a change of ownership and the covered person would be different, the rider terminates.



JOINT LIFE: Ownership changes are only allowed between the covered spouses or their revocable trust(s) and are subject to our approval, if allowed by state law. No other ownership changes are allowed as long as the rider is in force.



REMAINING BENEFIT AMOUNT (RBA) PAYOUT OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource 20 rider after the waiting period.



Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").



This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.



This annuity payout option may also be elected by the beneficiary when the death benefit is payable. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.



RIDER TERMINATION


The SecureSource 20 rider cannot be terminated either by you or us except as follows:



1. SINGLE LIFE: a change of ownership that would result in a different covered person will terminate the rider.



2. SINGLE LIFE: After the death benefit is payable, continuation of the contract will terminate the rider.



3. JOINT LIFE: After the death benefit is payable the rider will terminate if:



   (a) any one other than a covered spouse continues the contract, or



   (b) a covered spouse does not use the spousal continuation provision of the contract to continue the contract.



4. Annuity payouts under an annuity payout plan will terminate the rider.



5. You may terminate the rider if your annual rider fee after any fee increase is more than 0.25 percentage points higher than your fee before the increase (See "Charges -- SecureSource 20 rider fee").



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6. When the RBA and contract value is reduced to zero and either the withdrawal is taken when the ALP is not established or an excess withdrawal of the RALP is taken, the rider will terminate.



7. Termination of the contract for any reason will terminate the rider.



8. When a beneficiary elects an alternative payment plan which is an inherited IRA, the rider will terminate.



For an example, see Appendix D.



SECURESOURCE RIDERS


(available for applications signed before Aug. 10, 2009 or in states where SecureSource 20 or SecureSource Stages riders are not available)


There are two optional SecureSource riders available under your contract:

- SecureSource - Single Life; or

- SecureSource - Joint Life.

The information in this section applies to both SecureSource riders, unless otherwise noted.

The SecureSource - Single Life rider covers one person. The SecureSource - Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource - Single Life rider or the SecureSource - Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.

The SecureSource rider is an optional benefit that you may select for an additional annual charge if(1):

- you purchase your contract on or after May 1, 2007; and

- SINGLE LIFE: you and the annuitant are 80 or younger on the date the contract is issued; or

- JOINT LIFE: you and your spouse are 80 or younger on the date the contract is issued.

(1) The SecureSource rider is not available under an inherited qualified annuity.

The SecureSource rider guarantees (unless the rider is terminated. See "Rider Termination" heading below.) that regardless of the investment performance of your contract you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:

- SINGLE LIFE: you have recovered at minimum all of your purchase payments or, if later, until death (see "At Death" heading below) -- even if the contract value is zero.

- JOINT LIFE: you have recovered at minimum all of your purchase payments or, if later, until the death of the last surviving covered spouse (see "Joint Life only: Covered Spouses" and "At Death" headings below), even if the contract value is zero.


For the purpose of this rider, the term "withdrawal" is equal to the term "surrender" in the contract or any riders. Withdrawals will adjust contract values and benefits in the same manner as surrenders.


The SecureSource rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

Under the terms of the SecureSource rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1) The basic withdrawal benefit gives you the right to take limited withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments (unless the rider is terminated. See "Rider Termination" heading below). Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment
    (GBP)", "Remaining Benefit Payment (RBP)", "Guaranteed Benefit Amount (GBA)" and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited withdrawals until the later of:

- SINGLE LIFE: death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below);

- JOINT LIFE: death of the last surviving covered spouse (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below).

Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment (ALP)", "Remaining Annual Lifetime Payment (RALP)", "Single Life only:
Covered Person", "Joint Life only: Covered Spouses" and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.


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Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the:

- SINGLE LIFE: covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below);

- JOINT LIFE: younger covered spouse reaches age 65, or the rider effective date if the younger covered spouse is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" and "Annual Lifetime Payments (ALP)" headings below).

Provided annuity payouts have not begun, the SecureSource rider guarantees that you may take the following withdrawal amounts each contract year:

- Before the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

- After the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawal of the sum of both the RALP and the RBP in a contract year.

If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your withdrawals in each contract year do not exceed the annual withdrawal amount allowed under the rider:

- SINGLE LIFE: and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for withdrawal will not decrease;

- JOINT LIFE: the guaranteed amounts available for withdrawal will not decrease.

If you withdraw more than the allowed withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).

Please note that basic withdrawal benefit and lifetime withdrawal benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.


If your withdrawals exceed the greater of the RBP or the RALP, surrender charges under the terms of the contract may apply (see "Charges -- Surrender Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts (GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Surrenders").


The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the end of the waiting period. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether a SecureSource rider is appropriate for you because:

- LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

  (a) SINGLE LIFE: Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below

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      (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

      (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contact); or

      (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

      JOINT LIFE: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the death of the last surviving covered spouse (see "At Death" heading below).

  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

  (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on

      (i) SINGLE LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change; or

      (ii) JOINT LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below).

      Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.

- USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect the rider. (See "Making the Most of Your
  Contract -- Portfolio Navigator Asset Allocation Program.") You may allocate purchase payments to the DCA fixed account, when available, and we will make monthly transfers into the model portfolio you have chosen. You may make two elective model portfolio changes per contract year; we reserve the right to limit elective model portfolio changes if required to comply with the written instructions of a fund (see "Market Timing").

  You can allocate your contract value to any available model portfolio during the following times: (1) prior to your first withdrawal and (2) following a benefit reset as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your model portfolio to any available model portfolio.

  Immediately following a withdrawal your contract value will be reallocated to the target model portfolio as shown in your contract if your current model portfolio is more aggressive than the target model portfolio. This automatic reallocation is not included in the total number of allowed model changes per contract year and will not cause your rider fee to increase. The target model portfolio is currently the Moderate model. We reserve the right to change the target model portfolio to a model portfolio that is more aggressive than the current target model portfolio after 30 days written notice.

  After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your model portfolio to the target model portfolio or any model portfolio that is more conservative than the target model portfolio without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to a model portfolio that is more aggressive than the target model portfolio, your rider benefit will be reset as follows:

  (a) the total GBA will be reset to the lesser of its current value or the contract value; and

  (b) the total RBA will be reset to the lesser of its current value or the contract value; and

  (c) the ALP, if established, will be reset to the lesser of its current value or 6% of the contract value; and

  (d) the GBP will be recalculated as described below, based on the reset GBA and RBA; and

  (e) the RBP will be recalculated as the reset GBP less all prior withdrawals made during the current contract year, but not be less than zero; and

  (f) the RALP will be recalculated as the reset ALP less all prior withdrawals made during the current contract year, but not be less than zero.

  You may request to change your model portfolio by written request on an authorized form or by another method agreed to by us.


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- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER YOUR CONTRACT: You may elect only the SecureSource - Single Life rider or the SecureSource - Joint Life rider. If you elect the SecureSource rider, you may not elect the Accumulation Protector Benefit rider.

- NON-CANCELABLE: Once elected, the SecureSource rider may not be cancelled (except as provided under "Rider Termination" heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below). Dissolution of marriage does not terminate the SecureSource - Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource - Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural ownership). The rider will terminate at the death of the contract owner (or annuitant in the case of nonnatural ownership) because the original spouse will be unable to elect the spousal continuation provision of the contract (see "Joint Life only: Covered Spouses" below).

- JOINT LIFE: LIMITATIONS ON CONTRACT OWNERS, ANNUITANTS AND BENEFICIARIES:
  Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal continuation provision of the contract upon the owner's death, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary. For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant's spouse or a trust that names the annuitant's spouse as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.

  If you select the SecureSource - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.

- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment restrictions, please see "Buying Your Contract -- Purchase Payments".


- INTERACTION WITH TOTAL FREE AMOUNT (FA) CONTRACT PROVISION: The FA is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see "Charges -- Surrender Charge"). The FA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract's FA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.


You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:

- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see
  "Taxes -- Nonqualified Annuities"). Also, withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the guaranteed amount of withdrawal available under the rider and such withdrawals may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix E for additional information.


- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions").


KEY TERMS AND PROVISIONS OF THE SECURESOURCE RIDER ARE DESCRIBED BELOW:

WITHDRAWAL: The amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any surrender charge and any market value adjustment.


WAITING PERIOD: Any period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. Currently, there is no waiting period. For contracts purchased prior to June 1, 2008, the waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative withdrawals guaranteed by the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. It is an

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interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the GBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.


- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).


- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

  (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by the rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the RBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment).

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

  (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. Please note that if the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.


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If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the GBP is established as 7% of the GBA value.

- At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

- When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBP remains unchanged.

  (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for withdrawal for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

- At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

- When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).

- When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

- When you make any withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.


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SINGLE LIFE ONLY: COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered person is the oldest contract owner or annuitant. If the owner is a nonnatural person, i.e., a trust or corporation, the covered person is the oldest annuitant. A spousal continuation or a change of contract ownership may reduce the amount of the lifetime withdrawal benefit and may change the covered person.


JOINT LIFE ONLY: COVERED SPOUSES: The contract owner and his or her legally married spouse as defined under federal law, as named on the application for as long as the marriage is valid and in effect. If the contract owner is a nonnatural person (e.g., a trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered spouses are established on the rider effective date and cannot be changed.


ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA):
- SINGLE LIFE: The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.

- JOINT LIFE: The age of the younger covered spouse at which time the lifetime benefit is established.

ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP under the lifetime withdrawal benefit is at any time the amount available for withdrawals in each contract year after the waiting period until the later of:

- SINGLE LIFE: death; or

- JOINT LIFE: death of the last surviving covered spouse; or

- the RBA is reduced to zero.

The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:
- SINGLE LIFE: The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 -- the ALP is established as 6% of the total RBA.

- JOINT LIFE: The ALP is established as 6% of the total RBA on the earliest of the following dates:

  (a) the rider effective date if the younger covered spouse has already reached age 65.

  (b) the rider anniversary on/following the date the younger covered spouse reaches age 65.

  (c) upon the first death of a covered spouse, then

       (1) the date we receive written request when the death benefit is not payable and the surviving covered spouse has already reached age 65; or

       (2) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 65; or

       (3) the rider anniversary on/following the date the surviving covered spouse reaches age 65.

  (d) Following dissolution of marriage of the covered spouses,

       (1) the date we receive written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) has already reached age 65; or

       (2) the rider anniversary on/following the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) reaches age 65.

- When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- SINGLE LIFE: At spousal continuation or contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.


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 98  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

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- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the RALP -- the ALP remains unchanged.

  (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

20% RIDER CREDIT (FOR CONTRACTS PURCHASED ON OR AFTER JUNE 1, 2008)

If you do not make a withdrawal during the first three rider years, then a 20% rider credit may increase your ALP. This credit is 20% of purchase payments received in the first 180 days that the rider is in effect and is used to establish the enhanced lifetime base. The enhanced lifetime base is an amount that may be used to increase the ALP. The 20% rider credit does not increase the basic withdrawal benefit or the contract value. Because step ups may increase your ALP, they may reduce or eliminate any benefit of the 20% rider credit.


ENHANCED LIFETIME BASE (FOR CONTRACTS PURCHASED ON OR AFTER JUNE 1, 2008)
The enhanced lifetime base will be established initially on the third rider anniversary. If you do not make a withdrawal during the first three rider years, then the enhanced lifetime base will be the sum of all purchase payments received during the first three rider years and the 20% rider credit. If you make a withdrawal during the first three rider years, then the 20% rider credit does not apply and the enhanced lifetime base will be established as zero and will always be zero.

The maximum enhanced lifetime base at any time is $5,000,000.

If the enhanced lifetime base is greater than zero, then it will:

- increase by the amount of any purchase payments received on or after the third rider anniversary.

- be reduced by any withdrawal in the same proportion as the withdrawal reduces the RBA and, if the withdrawal exceeds the RBP, it will then be set to the lesser of this reduced value and the contract value immediately following the withdrawal.

- be set to the lesser of its current value and the contract value, if you choose an asset allocation model that is more aggressive than the target model while you are in the withdrawal phase.

If any of the following events occur, then the enhanced lifetime base will be established as or reset to zero and will always be zero:

- The total RBA is reduced to zero.

- You selected the Single Life rider, and there is a change in the covered person, including changes due to spousal continuations and ownership changes.

The enhanced lifetime base is an amount that may be used to increase the ALP and cannot be withdrawn or annuitized.

INCREASE IN ALP BECAUSE OF THE ENHANCED LIFETIME BASE (FOR CONTRACTS PURCHASED ON OR AFTER JUNE 1, 2008)
As of the later of the third rider anniversary and the date the initial ALP is established, the ALP will be increased to equal the enhanced lifetime base multiplied by 6%, if this amount is greater than the current ALP. Thereafter, the enhanced lifetime base will always be zero.

ALP EXCESS WITHDRAWAL PROCESSING
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:
- The RALP is established at the same time as the ALP, and:

  (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to 6% of purchase payments.

  (b) At any other time -- the RALP is established equal to the ALP less all prior withdrawals made in the contract year but not less than zero.

- At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments, multiplied by 6%.

- At the beginning of any other contract year -- the RALP is set equal to ALP.


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               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  99

- When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the purchase payment amount.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make any withdrawal -- the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.


REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from your contract and your RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of your RMD that exceeds the RBP or RALP on the most recent rider anniversary will not be subject to excess withdrawal processing provided that the following conditions are met:


- The RMD is for your contract alone;

- The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

- The RMD amount is otherwise based on the requirements of section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of the rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above. See Appendix E for additional information.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment.

The annual step up may be available as described below, subject to the following rules:

- The annual step up is effective on the step up date.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

- On any rider anniversary where the RBA or, if established, the ALP would increase and the application of the step up would not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary as long as either the contract value is greater than the total RBA or 6% of the contract value is greater than the ALP, if established, on the step-up date. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

- Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP does not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

- The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

- The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.


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 100  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

- The total RBP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset to the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.

- The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

- The RALP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

  (b) At any other time, the RALP will be reset to the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.


SPOUSAL OPTION TO CONTINUE THE CONTRACT UPON OWNER'S DEATH (SPOUSAL
CONTINUATION):

SINGLE LIFE: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource - Single Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate; if the covered person changes due to spousal continuation the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

- The GBA, RBA and GBP values remain unchanged.

- The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

JOINT LIFE: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource - Joint Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate. The surviving covered spouse can name a new beneficiary, however, a new covered spouse cannot be added to the rider.

SPOUSAL CONTINUATION STEP UP: At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

RULES FOR WITHDRAWAL PROVISION OF YOUR CONTRACT: Minimum account values following a withdrawal no longer apply to your contract. For withdrawals, the withdrawal will be made from the variable subaccounts, guarantee period accounts (where available), the one-year fixed account (if applicable) and the DCA fixed account in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be made.


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              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  101

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:

    (a) receive the remaining schedule of GBPs until the RBA equals zero; or

    (b) SINGLE LIFE: wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or

    (c) JOINT LIFE: wait until the rider anniversary following the date the younger covered spouse reaches age 65, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

    (a) the remaining schedule of GBPs until the RBA equals zero; or

    (b) SINGLE LIFE: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or

    (c) JOINT LIFE: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:

    - SINGLE LIFE: covered person;

    - JOINT LIFE: last surviving covered spouse.

Under any of these scenarios:

- The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

- We will no longer accept additional purchase payments;

- You will no longer be charged for the rider;

- Any attached death benefit riders will terminate; and

- SINGLE LIFE: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

- JOINT LIFE: If the owner had been receiving the ALP, upon the first death the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The SecureSource rider and the contract will terminate under either of the following two scenarios:

- If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract value.

- If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH:
SINGLE LIFE: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero and the death benefit becomes payable, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.


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 102  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

JOINT LIFE: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.

If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or
3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero.

If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the RBA equals zero, the benefit terminates. No further payments will be made.

CONTRACT OWNERSHIP CHANGE:
SINGLE LIFE: If the contract changes ownership (see "Changing Ownership"), the GBA, RBA, GBP, RBP values will remain unchanged and the ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set to the ALP less all prior withdrawals made in the current contract year but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to equal the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

JOINT LIFE: Ownership changes are only allowed between the covered spouses or their revocable trust(s). No other ownership changes are allowed as long as the rider is in force.


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              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  103

GUARANTEED WITHDRAWAL BENEFIT ANNUITY OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource rider.


Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION
The SecureSource rider cannot be terminated either by you or us except as follows:


1. SINGLE LIFE: After the death benefit is payable the rider will terminate if your spouse does not use the spousal continuation provision of the contract to continue the contract.





2. JOINT LIFE: After the death benefit is payable the rider will terminate if:



   (a) any one other than a covered spouse continues the contract, or



   (b) a covered spouse does not use the spousal continuation provision of the contract to continue the contract.


3. Annuity payouts under an annuity payout plan will terminate the rider.

4. Termination of the contract for any reason will terminate the rider.


5. When a beneficiary elects an alternative payment plan which is an inherited IRA, the rider will terminate.


OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED

If you bought a contract before Aug. 10, 2009 with an optional living benefit, please use the following table to review the disclosure that applies to the optional living benefit rider you purchased. If you are uncertain as to which optional living benefit rider you purchased, ask your investment professional, or contact us at the telephone number or address shown on the first page of this prospectus.



------------------------------------------------------------------------------------------------------------------------
IF YOU PURCHASED                AND YOU SELECTED ONE OF THE                           DISCLOSURE FOR THIS BENEFIT MAY BE
A CONTRACT(1)...                FOLLOWING OPTIONAL LIVING BENEFITS...                 FOUND IN THE FOLLOWING APPENDIX:
------------------------------------------------------------------------------------------------------------------------
Before April 29, 2005           Guarantor Withdrawal Benefit ("Rider B")              Appendix J
------------------------------------------------------------------------------------------------------------------------
April 29, 2005 - April 30,      Guarantor Withdrawal Benefit ("Rider A")              Appendix J
  2006
------------------------------------------------------------------------------------------------------------------------
May 1, 2006 - April 30, 2007    Guarantor Withdrawal Benefit for Life                 Appendix I
------------------------------------------------------------------------------------------------------------------------
Before May 1, 2007              Income Assurer Benefit                                Appendix K
------------------------------------------------------------------------------------------------------------------------
Before Aug. 10, 2009            Accumulation Protector Benefit                        Appendix L
------------------------------------------------------------------------------------------------------------------------




(1) These dates are approximate and will vary by state; your actual contract and any riders are the controlling documents.



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 104  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

OPTIONAL ADDITIONAL DEATH BENEFITS


BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR)

The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you (Current Contract) or you or the annuitant (Original Contract) are 70 or older at the rider effective date, The Benefit Protector does not provide any additional benefit before the first rider anniversary.



If this rider is available in your state and you (Current Contract) or both you and the annuitant (Original Contract) are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus, the 5% Accumulation Death Benefit or Enhanced Death Benefit.



Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any surrenders including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.



The Benefit Protector provides that if you (Current Contract) or you or the annuitant (Original Contract) die after the first rider anniversary, but before the annuitization start date, and while this contract is in force, we will pay the beneficiary:


- the applicable death benefit, plus:


- 40% of your earnings at death if you (Current Contract) or you and the annuitant (Original Contract) were under age 70 on the rider effective date; or



- 15% of your earnings at death if you (Current Contract) or you or the annuitant (Original Contract) were 70 or older on the rider effective date.



For the Current Contract, if this rider is effective after the contract date or if there has been a covered life change, remaining purchase payment is established or set as the contract value on the rider effective date or, if later, the date of the most recent covered life change. Thereafter, remaining purchase payments is increased by the amount of each additional purchase payment and adjusted for each partial surrender.



EARNINGS AT DEATH: For purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus remaining purchase payments (also referred to as purchase payments not previously surrendered under the Original Contract). Partial surrenders will come from any earnings before reducing purchase payments in the contract. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously surrendered that are one or more years old.





Note: Purchase payments not previously surrendered is calculated differently and is not the same value as purchase payments not previously surrendered used in the surrender charge calculation.



TERMINATING THE BENEFIT PROTECTOR


CURRENT CONTRACT:


- You may terminate the rider within 30 days after the first rider anniversary.



- You may terminate the rider within 30 days after any rider anniversary beginning with the seventh rider anniversary.



- The rider will terminate when you make a full surrender from the contract or on the annuitization start date.



- Your spouse may terminate the rider within 30 days following the effective date of the spousal continuation if your spouse is age 75 or younger.



- A new owner may terminate the rider within 30 days following the effective date of an ownership change if the new owner is age 75 or younger.



- The rider will terminate for a spousal continuation or ownership change if the spouse or new owner is age 76 or older at the time of the change.



- The rider will terminate after the death benefit is payable, unless the spouse continues the contract under spousal continuation provision.





- The rider will terminate when a beneficiary elects an alternative payment plan which is an inherited IRA.



ORIGINAL CONTRACT:


- You may terminate the rider within 30 days of the first rider anniversary.



- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.



--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  105

- Our current administrative practice allows a new owner or your spouse to terminate the rider within 30 days following the effective date of the ownership change or spousal continuation.



- The rider will terminate when you make a full surrender from the contract or on the annuitization start date.



- The rider will terminate when a beneficiary elects an alternative payment plan which is an inherited IRA.



IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the annuitization start date, your spouse may keep the contract as owner. For Current Contract, your spouse will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract and the age of the new spouse at the time of the change will be used to determine the earnings at death percentage going forward. If your spouse does not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value) and we will substitute this new contract value on the date of death for "remaining purchase payments" used in calculating earnings at death.



For Current Contract, after a covered life change other than a spouse that continues the contract, the new owner will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract and the age of the new owner at the time of the change will be used to determine the earnings at death percentage going forward. If the new owner does not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will substitute the contract value on the date of the ownership changes for remaining purchase payments used in calculating earnings at death.


For an example, see Appendix F.

BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)

The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you (Current Contract), or you or the annuitant (Original Contract) are 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year. Be sure to discuss with your investment professional whether or not the Benefit Protector Plus is appropriate for your situation.



If this rider is available in your state and you (Current Contract) or both you and the annuitant (Original Contract) are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for transfers, exchanges or rollovers. If this is a non-qualified annuity, transfers, exchanges or rollovers must be from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit.



Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking any surrenders including RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.



The Benefit Protector Plus provides that if you (Current Contract), or you or the annuitant (Original Contract) die after the first rider anniversary, but before the annuitization start date, and while this contract is in force, we will pay the beneficiary:


- the benefits payable under the Benefit Protector described above, plus:


- a percentage of purchase payments made within 60 days of contract issue not previously surrendered as follows:




                          PERCENTAGE IF YOU (CURRENT CONTRACT)                    PERCENTAGE IF YOU (CURRENT CONTRACT)
RIDER YEAR WHEN DEATH     OR YOU AND THE ANNUITANT (ORIGINAL CONTRACT) ARE        OR YOU OR THE ANNUITANT (ORIGINAL CONTRACT) ARE
OCCURS;                   UNDER AGE 70 ON THE RIDER EFFECTIVE DATE                70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                       0%                                                       0%

Three and Four                                   10%                                                    3.75%

Five or more                                     20%                                                     7.5%





--------------------------------------------------------------------------------
 106  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

- the applicable death benefit plus:



                                 IF YOU (CURRENT CONTACT) OR YOU AND THE
                                 ANNUITANT (ORIGINAL CONTRACT) ARE UNDER
RIDER YEAR WHEN DEATH OCCURS;    AGE 70 ON THE RIDER EFFECTIVE DATE, ADD . . .

One                              Zero

Two                              40% x earnings at death (see above)

Three and Four                   40% x (earnings at death + 25% of initial purchase
                                 payment*)

Five or more                     40% x (earnings at death + 50% of initial purchase
                                 payment*)

                                 IF YOU (CURRENT CONTRACT) OR YOU OR THE
                                 ANNUITANT (ORIGINAL CONTRACT) ARE AGE 70
RIDER YEAR WHEN DEATH OCCURS;    OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .

One                              Zero

Two                              15% x earnings at death

Three and Four                   15% x (earnings at death + 25% of initial purchase
                                 payment*)

Five or more                     15% x (earnings at death + 50% of initial purchase
                                 payment*)



* Initial purchase payments are payments made within 60 days of rider issue not previously surrendered.

TERMINATING THE BENEFIT PROTECTOR PLUS
- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.


- The rider will terminate when you make a full surrender from the contract, on the annuitization start date, or when the death benefit is payable.



- The rider will terminate if there is an ownership change.





- The rider will terminate when a beneficiary elects an alternative payment plan which is an inherited IRA.



IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the annuitization start date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid (without regard to the Full Surrender Value for the Current Contract). We will then terminate the Benefit Protector Plus (see "Benefits in Case of Death").


For an example, see Appendix G.

THE ANNUITY PAYOUT PERIOD


As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting on the annuitization start date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any surrender charges under the payout plans listed below, except under annuity payout Plan E. (See
"Charges -- Surrender charge under Annuity Payout Plan E").



You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your annuitization start date after any rider charges have been deducted, plus any positive or negative MVA (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs and the Special DCA fixed account (Current Contract) and the DCA fixed account (Original Contract) are not available during this payout period.


AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate.

For information with respect to transfers between accounts after annuity payouts begin, (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the annuitant's sex. (Where required by law, we will use a unisex table of settlement rates.)



Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the annuitization start date, we will substitute an annuity table based on an assumed 3.5%


--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS 107 investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS

You may choose an annuity payout plan by giving us written instructions at least 30 days before the annuitization start date. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit rider.


- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.


- PLAN B - LIFE ANNUITY WITH FIVE, TEN, 15 OR 20 YEARS CERTAIN: (under the Income Assurer Benefit rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the annuitization start date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.


- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: (not available under the Income Assurer Benefit rider): We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D

  - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

  - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.


- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. The discount rate we use in the calculation will be either 5.17% or 6.67% depending on the applicable assumed investment rate. (See "Charges -- Surrender charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your surrender to the full discounted value. A 10% IRS penalty tax could apply if you take a surrender. (See "Taxes.").



- GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION (AVAILABLE ONLY UNDER CONTRACTS WITH THE SECURESOURCE, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE OR GUARANTOR WITHDRAWAL BENEFIT RIDERS): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- SecureSource Riders", "Appendix I: Guarantor Withdrawal Benefit for Life Rider" or "Appendix J: Guarantor Withdrawal Benefit Rider"). The amount paid in the current contract year will be reduced for any prior withdrawals in that


--------------------------------------------------------------------------------
 108 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS year. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.



- REMAINING BENEFIT ANNUITY PAYOUT OPTION (AVAILABLE ONLY UNDER CONTRACTS WITH THE SECURESOURCE 20 RIDER): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- SecureSource 20 Riders"). The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.



ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:



- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or



- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or



- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.



For qualified and nonqualified contracts with the SecureSource Stages rider, on the annuitization start date you can choose one of the payout options available under the contract or an alternative fixed annuity payout option available under the rider. Under the rider's payout option, the minimum amount payable shown in Table B will not apply, and you will receive the ALP provided by this rider until the later of the death of covered person (JOINT LIFE: both covered spouses) or depletion of the PBG. If you choose to receive the ALP, the amount payable each year will be equal to the ALP on the annuitization start date. The amount paid in the current contract year will be reduced for any prior withdrawals in that year. These annualized amounts will be paid in monthly installments. If the monthly payment is less than $100, we have the right to change the frequency, but no less frequently than annually. If You choose to receive the ALP rather than a payout option available under the contract, all other contract features, rider features and charges terminate after the annuitization start date except for the principal back guarantee. You must select a payout plan as of the annuitization start date set forth in your contract.



IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitization start date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.



IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time amounts are applied to an annuity payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the amount that would otherwise have been applied to a plan to the owner in a lump sum or to change the frequency of the payouts.



DEATH AFTER ANNUITY PAYOUTS BEGIN: If you (Current Contract), or you or the annuitant (Original Contract) die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.


TAXES

Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay federal income tax until there is a distribution (or deemed distribution) from the contract. Certain exceptions apply. We will send a tax information reporting form for any year in which we made a distribution according to our records.

NONQUALIFIED ANNUITIES
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.


--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  109

ANNUITY PAYOUTS: Generally, unlike surrenders the taxation of annuity payouts are subject to exclusion ratios, i.e. a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout Period -- Annuity Payout Plans.")



SURRENDERS: Generally, if you surrender all or part of your nonqualified annuity before the annuitization start date, including surrenders under any optional withdrawal benefit rider, your surrender will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.



You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.



WITHHOLDING: If you receive taxable income as a result of an annuity payout or surrender, including surrenders under any optional withdrawal benefit rider, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full surrender) we compute withholding using 10% of the taxable portion.


The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. In addition, any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.

PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:


- because of your (Current Contract) or your or the annuitant's (Original Contract) death;


- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if it is allocable to an investment before Aug. 14, 1982; or

- if annuity payouts are made under immediate annuities as defined by the Code.


TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a surrender for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


1035 EXCHANGES: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies and annuity contracts, while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the cost basis from the old policy or contract to the new policy or contract. A 1035 exchange is a transfer from one policy or contract to another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment or annuity contract, (2) the exchange of an endowment contract for an annuity contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract

--------------------------------------------------------------------------------
 110 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS exchanged, (3) the exchange of an annuity contract for another annuity contract. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.

For exchanges after 2009, a life insurance policy, annuity or endowment contract or a qualified long-term care insurance contract may be exchanged for a qualified long-term care insurance contract.


For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, IRS Revenue Procedure 2008-24 states if surrenders are taken from either contract within a 12 month period following a partial exchange, the 1035 exchange may be invalidated. In that case, the following will occur 1) the tax-free nature of the partial exchange can be lost,
2) the exchange will be retroactively treated as a taxable surrender on the lesser of the earnings in the original contract or the amount exchanged and 3) the entire amount of the exchange will be treated as a purchase into the second contract. (If certain life events occur between the date of the partial exchange and the date of the surrender in the first 12 months, the partial exchange could remain valid.) You should consult your tax advisor before taking any surrenders from either contract.



ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a surrender and you may have to pay a 10% IRS penalty.


QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.


SURRENDERS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire surrender will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.


SURRENDERS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.


REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans (except for Roth IRAs) are subject to required surrenders called required minimum distributions ("RMDs") beginning at age 70 1/2. RMDs are based on the fair market value of your contract at year-end divided by life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.



WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a surrender, including surrenders under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.


The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.


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              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  111

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.

In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

- the payout is a RMD as defined under the Code;

- the payout is made on account of an eligible hardship; or

- the payout is a corrective distribution.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:


- because of your (Current Contract) or your or the annuitant's (Original Contract) death;


- because you become disabled (as defined in the Code);

- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only); or

- to pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.

OTHER

SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial surrenders from your contract. However, the IRS may determine that these charges should be treated as partial surrenders subject to taxation to the extent of any gain as well as the 10% tax penalty for surrenders before the age of 59 1/2, if applicable.



We reserve the right to report charges for these riders as partial surrenders if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on your death (Current Contract), or your or the annuitant's death (Original Contract) as an annuity death benefit distribution, not as proceeds from life insurance.


IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is

--------------------------------------------------------------------------------
 112 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS made against the subaccounts for federal income taxes and there is no withholding. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or

- in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio -- Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.


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              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  113

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

SALES OF THE CONTRACT
- Only securities broker-dealers ("selling firms") registered with the SEC and members of the FINRA may sell the contract.

- The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its investment professional sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

PAYMENTS WE MAKE TO SELLING FIRMS
- We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 5.75% each time a purchase payment is made for contract Option L and 1% for contract Option C. We may also pay ongoing trail commissions of up to 1.25% of the contract value. We do not pay or withhold payment of trail commissions based on which investment options you select.

- We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for both contract options offered for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

- In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

  - sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

  - marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

  - providing service to contract owners; and

  - funding other events sponsored by a selling firm that may encourage the selling firm's investment professionals to sell the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.

SOURCES OF PAYMENTS TO SELLING FIRMS
We pay the commissions and other compensation described above from our assets. Our assets may include:


- revenues we receive from fees and expenses that you will pay when buying, owning and making a surrender from the contract (see "Expense Summary");


- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The Funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The Funds"); and

- revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:


- fees and expenses we collect from contract owners, including surrender charges; and


- fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.


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 114  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

POTENTIAL CONFLICTS OF INTEREST
Compensation payment arrangements with selling firms can potentially:

- give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

- cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

- cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO INVESTMENT PROFESSIONALS
- The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.

- To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER
RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS
RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.

RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K of RiverSource Life Insurance Company for the year ended Dec. 31, 2008 and the Quarterly Reports in Form 10-Q for the quarterly periods ended March 31, 2009, June 30, 2009 and Sept. 30, 2009, that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934
Act) are incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION
This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference

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              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  115

Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.


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 116  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

                                   APPENDICES


                   TABLE OF CONTENTS AND CROSS-REFERENCE TABLE



APPENDIX NAME                               PAGE #    CROSS-REFERENCE                             PAGE #
Appendix A: Example -- Market Value                   Guarantee Period Accounts (GPAs)
Adjustment (MVA)                            p.  118                                               p.   29
Appendix B: Example -- Surrender Charges              Charges -- Surrender Charges
for Contract Option L                       p.  120                                               p.   40
Appendix C: Example -- Death Benefits       p.  129   Benefits in Case of Death                   p.   62
Appendix D: Example -- SecureSource                   Optional Benefits -- Optional Living
series of riders                            p.  135   Benefits -- Currently Offered               p.   70
Appendix E: SecureSource series of                    Optional Benefits -- Optional Living
riders -- Additional RMD Disclosure         p.  142   Benefits -- Currently Offered               p.   70
Appendix F: Example -- Benefit Protector              Optional Benefits -- Benefit Protector
Death Benefit Rider                         p.  144   Death Benefit Rider                         p.  105
Appendix G: Example -- Benefit Protector              Optional Benefits -- Benefit Protector
Plus Death Benefit Rider                    p.  146   Plus Death Benefit Rider                    p.  106
Appendix H: Asset Allocation Program for
Contracts Purchased Before May 1, 2006      p.  148
Appendix I: Guarantor Withdrawal Benefit              N/A
for Life Rider Disclosure                   p.  149
Appendix J: Guarantor Withdrawal Benefit              N/A
Rider Disclosure                            p.  161
Appendix K: Example -- Income Assurer                 N/A
Benefit Riders Disclosure                   p.  169
Appendix L: Accumulation Protector                    N/A
Benefit Rider Disclosure                    p.  178
Appendix M: Condensed Financial                       Condensed Financial Information
Information (Unaudited)                     p.  181   (Unaudited)                                 p.   18



The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.


In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, Special DCA fixed account (Current Contract), DCA fixed account (Original Contract), regular fixed account (Current Contract), and one-year fixed account (Original Contract) and the fees and charges that apply to your contract.



The examples of death benefits and optional riders in appendices include a partial surrender to illustrate the effect of a partial surrender on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial surrenders from the contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.



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              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  117

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)


As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early surrenders."



ASSUMPTIONS:



- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and



- we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and



- after three years, you decide to make a surrender from your GPA. In other words, there are seven years left in your guarantee period.



Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. In this case, that is seven years.



EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year guarantee period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate and, so the MVA will be negative.



EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year guarantee period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.


SAMPLE MVA CALCULATIONS
The precise MVA formula we apply is as follows:


                                     1 + I
EARLY SURRENDER AMOUNT X   [(   ---------------   )   (N/12)  - 1]  = MVA
                                  1 + J + .001




       Where i = rate earned in the GPA from which amounts are being transferred or surrendered.


              j = current rate for a new guarantee period equal to the remaining term in the current guarantee period.

              n = number of months remaining in the current guarantee period
                (rounded up).

EXAMPLES -- MVA
Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA;

- we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and


- after three years, you decide to make a $1,000 surrender from your GPA. In other words, there are seven years left in your guarantee period.



EXAMPLE 1: You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year guarantee period are earning 3.5%. Using the formula above, we determine the MVA as follows:


                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = -$39.84
                 1 + .035 + .001


In this example, the MVA is a negative $39.84.


EXAMPLE 2: You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year guarantee period are earning 2.5%. Using the formula above, we determine the MVA as follows:


                      1.030
$1,000 X    [(   ---------------   )   (84/12)  - 1]  = $27.61
                 1 + .025 + .001


In this example, the MVA is a positive $27.61.


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 118  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the guarantee period, your surrender charge percentage is 6% due to the surrender charge schedule under contract Option L. (See "Charges -- Surrender Charge"). We do not apply MVAs to the amounts we deduct for surrender charges, so we would deduct the surrender charge from your early surrender after we applied the MVA. Also note that when you request an early surrender, we surrender an amount from your GPA that will give you the net amount you requested after we apply the MVA (and any applicable surrender charge under contract Option L), unless you request otherwise.


The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for guarantee period durations equaling the remaining guarantee period of the GPA to which the formula is being applied.


--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  119

APPENDIX B: EXAMPLE -- SURRENDER CHARGES FOR CONTRACT OPTION L



EXAMPLE -- SURRENDER CHARGES



We determine your surrender charge by multiplying the amount of each purchase payment surrendered which could be subject to a surrender charge by the applicable surrender charge percentage, and then totaling the surrender charges. We calculate the amount of purchase payments surrendered (PPS) as:



Current Contract:
     PPS    =    PPSC + PPF
     PPSC   =    purchase payments surrendered that could be subject to a surrender charge
            =    (PS - FA) / (CV - FA) x (PP - PPF)
     PPF    =    purchase payments surrendered that are not subject to a surrender charge
            =    FA - contract earnings, but not less than zero
     PP     =    purchase payments not previously surrendered (total purchase payments - PPS from all previous surrenders)
     PS     =    amount the contract value is reduced by the surrender
     FA     =    total free amount = greater of contract earnings or 10% of prior anniversary's contract value
     CV     =    contract value prior to the surrender

Original Contract:
     PPS    =    XSF + (ACV - XSF) / (CV - TFA) x (PPNPS - XSF)
     XSF    =    10% of prior anniversary's contract value - contract earnings, but not less than zero
     ACV    =    amount the contract value is reduced by the surrender - contract earnings, but not less than zero
     TFA    =    total free amount = greater of contract earnings or 10% of prior anniversary's contract value
     PPNPS  =    purchase payments not previously surrendered (total purchase payments - PPS from all previous surrenders)
     CV     =    contract value prior to the surrender




When determining the surrender charge, contract earnings are defined as the contract value, including any positive or negative MVA on amounts being surrendered, less purchase payments not previously surrendered. We determine current contract earnings by looking at the entire contract value, not the earnings of any particular subaccount, GPA, the regular fixed account (Current Contract), the one-year fixed account (Original Contract), the Special DCA fixed account (Current Contract) or the DCA fixed account (Original Contract). If the contract value is less than purchase payments received and not previously surrendered, then contract earnings are zero.



The examples below show how the surrender charge for a full and partial surrender is calculated for Contract Option L with a four-year surrender charge schedule. Each example illustrates the amount of the surrender charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.



--------------------------------------------------------------------------------
 120  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

CURRENT CONTRACT:



FULL SURRENDER CHARGE CALCULATION -- FOUR-YEAR SURRENDER CHARGE SCHEDULE:



This is an example of how we calculate the surrender charge on a contract with a four-year (from the date of EACH purchase payment) surrender charge schedule and the following history:



ASSUMPTIONS:


- We receive a single $50,000 purchase payment;



- During the fourth contract year you surrender the contract for its total value. The surrender charge percentage in the fourth year after a purchase payment is 6.0%; and



- You have made no prior surrenders.



WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

--------------------------------------------------------------------------------


                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
                      Contract value just prior to surrender:       $60,000.00             $40,000.00
                         Contract value on prior anniversary:        58,000.00              42,000.00

WE CALCULATE THE SURRENDER CHARGE AS FOLLOWS:
STEP 1.   First, we determine the amount of earnings
          available in the contract at the time of surrender
          as:
                 Contract value just prior to surrender (CV):        60,000.00              40,000.00
           Less purchase payments received and not previously        50,000.00              50,000.00
                                            surrendered (PP):
                                                                    ----------             ----------
           Earnings in the contract (but not less than zero):        10,000.00                   0.00
STEP 2.   Next, we determine the total free amount (FA)
          available in the contract as the greatest of the
          following values:
                                    Earnings in the contract:        10,000.00                   0.00
               10% of the prior anniversary's contract value:         5,800.00               4,200.00
                                                                    ----------             ----------
                                 FA (but not less than zero):        10,000.00               4,200.00
STEP 3.   Next we determine PPF, the amount by which the
          total free amount (FA) exceeds earnings.
                                      Total free amount (FA):        10,000.00               4,200.00
                               Less earnings in the contract:        10,000.00                   0.00
                                                                    ----------             ----------
                                PPF (but not less than zero):             0.00               4,200.00

STEP 4.   Next we determine PS, the amount by which the
          contract value is reduced by the surrender.
                                                          PS:        60,000.00              40,000.00

STEP 5.   Now we can determine how much of the PP is being
          surrendered (PPS) as follows:
          PPS = PPF + PPSC
              = PPF + (PS- FA) / (CV - FA) * (PP - PPF)
                                            PPF from Step 3 =             0.00               4,200.00
                                             PS from Step 4 =        60,000.00              40,000.00
                                             CV from Step 1 =        60,000.00              40,000.00
                                             FA from Step 2 =        10,000.00               4,200.00
                                             PP from Step 1 =        50,000.00              50,000.00
                                                                    ----------             ----------
                                                        PPS =        50,000.00              50,000.00



--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  121

                                                                CONTRACT WITH GAIN     CONTRACT WITH LOSS
STEP 6.   We then calculate the surrender charge as a
          percentage of PPS. Note that for a contract with a
          loss, PPS may be greater than the amount you
          request to surrender:
                                                         PPS:        50,000.00              50,000.00
                                                    less PPF:             0.00               4,200.00
                                                                    ----------             ----------
          PPSC = amount of PPS subject to a surrender charge:        50,000.00              45,800.00
                     multiplied by the surrender charge rate:           x 6.0%                 x 6.0%
                                                                    ----------             ----------
                                            surrender charge:         3,000.00               2,748.00

STEP 7.   The dollar amount you will receive as a result of
          your full surrender is determined as:
                                  Contract value surrendered:        60,000.00              40,000.00
                                            SURRENDER CHARGE:        (3,000.00)             (2,748.00)
              Contract charge (assessed upon full surrender):           (40.00)                (40.00)
                                                                    ----------             ----------
                                 NET FULL SURRENDER PROCEEDS:        56,960.00              37,212.00





--------------------------------------------------------------------------------
 122  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

CURRENT CONTRACT:




PARTIAL SURRENDER CHARGE CALCULATION -- FOUR-YEAR SURRENDER CHARGE SCHEDULE:

--------------------------------------------------------------------------------


This is an example of how we calculate the surrender charge on a contract with a four-year (from the date of EACH purchase payment) surrender charge schedule and the following history:



ASSUMPTIONS:



- We receive a single $50,000 purchase payment;



- During the fourth contract year you request a net partial surrender of $15,000.00. The surrender charge percentage in the fourth year after a purchase payment is 6.0%; and



- You have made no prior surrenders.



WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

--------------------------------------------------------------------------------


                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
                      Contract value just prior to surrender:       $60,000.00             $40,000.00
                         Contract value on prior anniversary:        58,000.00              42,000.00

We determine the amount of contract value that must be surrendered in order for the net partial surrender proceeds to match the amount requested. We start with an estimate of the amount of contract value to surrender and calculate the resulting surrender charge and net partial surrender proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to surrender that generates the desired net partial surrender proceeds.

WE CALCULATE THE SURRENDER CHARGE FOR EACH ESTIMATE AS FOLLOWS:
STEP 1.   First, we determine the amount of earnings
          available in the contract at the time of surrender
          as:
                 Contract value just prior to surrender (CV):        60,000.00              40,000.00
           Less purchase payments received and not previously        50,000.00              50,000.00
                                            surrendered (PP):
                                                                    ----------             ----------
           Earnings in the contract (but not less than zero):        10,000.00                   0.00
STEP 2.   Next, we determine the total free amount (FA)
          available in the contract as the greatest of the
          following values:
                                    Earnings in the contract:        10,000.00                   0.00
               10% of the prior anniversary's contract value:         5,800.00               4,200.00
                                                                    ----------             ----------
                                 FA (but not less than zero):        10,000.00               4,200.00
STEP 3.   Next we determine PPF, the amount by which the
          total free amount (FA) exceeds earnings.
                                      Total free amount (FA):        10,000.00               4,200.00
                               Less earnings in the contract:        10,000.00                   0.00
                                                                    ----------             ----------
                                PPF (but not less than zero):             0.00               4,200.00

STEP 4.   Next we determine PS, the amount by which the
          contract value is reduced by the surrender.
                PS (determined by iterative process described        15,319.15              15,897.93
                                                      above):

STEP 5.   Now we can determine how much of the PP is being
          surrendered (PPS) as follows:
          PPS = PPF + PPSC
              = PPF + (PS- FA) / (CV - FA) * (PP - PPF)
                                            PPF from Step 3 =             0.00               4,200.00
                                             PS from Step 4 =        15,319.15              15,897.93
                                             CV from Step 1 =        60,000.00              40,000.00
                                             FA from Step 2 =        10,000.00               4,200.00
                                             PP from Step 1 =        50,000.00              50,000.00
                                                                    ----------             ----------
                                                        PPS =         5,319.15              19,165.51



--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  123

                                                                CONTRACT WITH GAIN     CONTRACT WITH LOSS
STEP 6.   We then calculate the surrender charge as a
          percentage of PPS. Note that for a contract with a
          loss, PPS may be greater than the amount you
          request to surrender:
                                                         PPS:         5,319.15              19,165.51
                                                    less PPF:             0.00               4,200.00
                                                                    ----------             ----------
          PPSC = amount of PPS subject to a surrender charge:         5,319.15              14,965.51
                     multiplied by the surrender charge rate:           x 6.0%                 x 6.0%
                                                                    ----------             ----------
                                            surrender charge:           319.15                 897.93

STEP 7.   The dollar amount you will receive as a result of
          your partial surrender is determined as:
                                  Contract value surrendered:        15,319.15              15,897.93
                                            SURRENDER CHARGE:          (319.15)               (897.93)
                                                                    ----------             ----------
                              NET PARTIAL SURRENDER PROCEEDS:       $15,000.00             $15,000.00





--------------------------------------------------------------------------------
 124  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

ORIGINAL CONTRACT:




FULL SURRENDER CHARGE CALCULATION -- FOUR YEAR SURRENDER CHARGE SCHEDULE:

--------------------------------------------------------------------------------


This is an example of how we calculate the surrender charge on a contract with a four-year (from the date of EACH purchase payment) surrender charge schedule and the following history:


ASSUMPTIONS:

- We receive a single $50,000 purchase payment; and


- You surrender the contract for its total value during the fourth contract year after you made the single purchase payment. The surrender charge percentage in the fourth year after a purchase payment is 6.0%; and



- You have made no prior surrenders.


WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------


                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
                      Contract value just prior to surrender:       $60,000.00            $40,000.00
                         Contract value on prior anniversary:        58,000.00             42,000.00

WE CALCULATE THE SURRENDER CHARGE AS FOLLOWS:
STEP 1.   First, we determine the amount of earnings
          available in the contract at the time of surrender
          as:
                 Contract value just prior to surrender (CV):        60,000.00             40,000.00
          Less purchase payments received and not previously         50,000.00             50,000.00
          surrendered (PPNPS):
                                                                    ----------            ----------
           Earnings in the contract (but not less than zero):        10,000.00                  0.00
STEP 2.   Next, we determine the Total Free Amount (TFA)
          available in the contract as the greatest of the
          following values:
                                    Earnings in the contract:        10,000.00                  0.00
               10% of the prior anniversary's contract value:         5,800.00              4,200.00
                                                                    ----------            ----------
                                TFA (but not less than zero):        10,000.00              4,200.00
STEP 3.   Next we determine ACV, the amount by which the
          contract value surrendered exceeds earnings.
                                  Contract value surrendered:        60,000.00             40,000.00
                               Less earnings in the contract:        10,000.00                  0.00
                                                                    ----------            ----------
                                ACV (but not less than zero):        50,000.00             40,000.00

STEP 4.   Next we determine XSF, the amount by which 10% of
          the prior anniversary's Contract Value exceeds
          earnings.
               10% of the prior anniversary's contract value:         5,800.00              4,200.00
                               Less earnings in the contract:        10,000.00                  0.00
                                                                    ----------            ----------
                                XSF (but not less than zero):             0.00              4,200.00

STEP 5.   Now we can determine how much of the PPNPS is being
          surrendered (PPS) as follows:
          PPS = XSF + (ACV - XSF) / (CV - TFA) * (PPNPS -
          XSF)
                                            XSF from Step 4 =             0.00              4,200.00
                                            ACV from Step 3 =        50,000.00             40,000.00
                                             CV from Step 1 =        60,000.00             40,000.00
                                            TFA from Step 2 =        10,000.00              4,200.00
                                          PPNPS from Step 1 =        50,000.00             50,000.00
                                                                    ----------            ----------
                                                        PPS =        50,000.00             50,000.00



--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  125

                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
STEP 6.   We then calculate the surrender charge as a
          percentage of PPS. Note that for a contract with a
          loss, PPS may be greater than the amount you
          request to surrender:
                                                         PPS:        50,000.00             50,000.00
                                                    less XSF:             0.00              4,200.00
                                                                    ----------            ----------
                 amount of PPS subject to a surrender charge:        50,000.00             45,800.00
                     multiplied by the surrender charge rate:           x 6.0%                x 6.0%
                                                                    ----------            ----------
                                            surrender charge:         3,000.00              2,748.00

STEP 7.   The dollar amount you will receive as a result of
          your full surrender is determined as:
                                  Contract value surrendered:        60,000.00             40,000.00
                                            SURRENDER CHARGE:        (3,000.00)            (2,748.00)
              Contract charge (assessed upon full surrender):           (40.00)               (40.00)
                                                                    ----------            ----------
                                 NET FULL SURRENDER PROCEEDS:        56,960.00             37,212.00





--------------------------------------------------------------------------------
 126  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

ORIGINAL CONTRACT:




PARTIAL SURRENDER CHARGE CALCULATION -- FOUR-YEAR SURRENDER CHARGE SCHEDULE:



This is an example of how we calculate the surrender charge on a contract with a four-year (from the date of EACH purchase payment) surrender charge schedule and the following history:


ASSUMPTIONS:

- We receive a single $50,000 purchase payment; and


- You request a net partial surrender of $15,000.00 during the fourth contract year after you made the single purchase payment. The surrender charge percentage in the fourth year after a purchase payment is 6.0%; and



- You have made no prior surrenders.


WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:
--------------------------------------------------------------------------------


                                                                CONTRACT WITH GAIN    CONTRACT WITH LOSS
                      Contract value just prior to surrender:       $60,000.00            $40,000.00
                         Contract value on prior anniversary:        58,000.00             42,000.00

We determine the amount of contract value that must be surrendered in order for the net partial surrender proceeds to match the amount requested. We start with an estimate of the amount of contract value to surrender and calculate the resulting surrender charge and net partial surrender proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to surrender that generates the desired net partial surrender proceeds.

WE CALCULATE THE SURRENDER CHARGE FOR EACH ESTIMATE AS FOLLOWS:
STEP 1.   First, we determine the amount of earnings
          available in the contract at the time of surrender
          as:
                 Contract value just prior to surrender (CV):        60,000.00             40,000.00
           Less purchase payments received and not previously
                                         surrendered (PPNPS):        50,000.00             50,000.00
                                                                    ----------            ----------
           Earnings in the contract (but not less than zero):        10,000.00                  0.00
STEP 2.   Next, we determine the Total Free Amount (TFA)
          available in the contract as the greatest of the
          following values:
                                    Earnings in the contract:        10,000.00                  0.00
               10% of the prior anniversary's contract value:         5,800.00              4,200.00
                                                                    ----------            ----------
                                TFA (but not less than zero):        10,000.00              4,200.00
STEP 3.   Next we determine ACV, the amount by which the
          contract value surrendered exceeds earnings.
                                  Contract value surrendered:        15,319.15             15,897.93
                               Less earnings in the contract:        10,000.00                  0.00
                                                                    ----------            ----------
                                ACV (but not less than zero):         5,319.15             15,897.93
STEP 4.   Next we determine XSF, the amount by which 10% of
          the prior anniversary's contract value exceeds
          earnings.
               10% of the prior anniversary's contract value:         5,800.00              4,200.00
                               Less earnings in the contract:        10,000.00                  0.00
                                                                    ----------            ----------
                                XSF (but not less than zero):             0.00              4,200.00





--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  127

                                                                 CONTRACT WITH GAIN     CONTRACT WITH LOSS
STEP 5.   Now we can determine how much of the PPNPS is being
          surrendered (PPS) as follows:
          PPS = XSF + (ACV - XSF) / (CV - TFA) * (PPNPS -
          XSF)
                                            XSF from Step 4 =             0.00               4,200.00
                                            ACV from Step 3 =         5,319.15              15,897.93
                                             CV from Step 1 =        60,000.00              40,000.00
                                            TFA from Step 2 =        10,000.00               4,200.00
                                          PPNPS from Step 1 =        50,000.00              50,000.00
                                                                     ---------              ---------
                                                        PPS =         5,319.15              19,165.51
STEP 6.   We then calculate the surrender charge as a
          percentage of PPS. Note that for a contract with a
          loss, PPS may be greater than the amount you
          request to surrender:
                                                         PPS:         5,319.15              19,165.51
                                                    less XSF:             0.00               4,200.00
                                                                     ---------              ---------
                 amount of PPS subject to a surrender charge:         5,319.15              14,965.51
                     multiplied by the surrender charge rate:           x 6.0%                 x 6.0%
                                                                     ---------              ---------
                                            surrender charge:           319.15                 897.93
STEP 7.   The dollar amount you will receive as a result of
          your partial surrender is determined as:
                                  Contract value surrendered:        15,319.15              15,897.93
                                            SURRENDER CHARGE:          (319.15)               (897.93)
                                                                     ---------              ---------
                              NET PARTIAL SURRENDER PROCEEDS:        15,000.00              15,000.00





--------------------------------------------------------------------------------
 128  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX C: EXAMPLE -- DEATH BENEFITS


CURRENT CONTRACT:




EXAMPLE -- ROPP DEATH BENEFIT



ASSUMPTIONS:


- You purchase the contract with a payment of $20,000; and



- on the first contract anniversary you make an additional purchase payment of $5,000; and



- During the second contract year the contract value falls to $22,000 and you take a $1,500 (including surrender charge) partial surrender; and



- During the third contract year the contract value grows to $23,000.



WE CALCULATE THE ROPP DEATH BENEFIT AS FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                            $23,000.00
                                                                                       -----------
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL SURRENDERS:
         Total purchase payments:                                                      $ 25,000.00
         minus adjusted partial surrenders calculated as:
         $1,500 x $25,000
         ----------------  =                                                             -1,704.54
              $22,000
                                                                                       -----------
         for a death benefit of:                                                       $ 23,295.45
                                                                                       -----------





  THE ROPP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:
  $23,295.45



EXAMPLE -- MAV DEATH BENEFIT



- You purchase the contract with a payment of $25,000; and



- on the first contract anniversary the contract value grows to $26,000; and



- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 (including surrender charge) partial surrender, leaving a contract value of $20,500.



WE CALCULATE THE MAV DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES,
AS FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                            $20,500.00
                                                                                       ----------
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL SURRENDERS:
         Total purchase payments:                                                      $25,000.00
         minus adjusted partial surrenders, calculated as:
         $1,500 x $25,000
         ----------------  =                                                            -1,704.55
              $22,000
                                                                                       ----------
         for a death benefit of:                                                       $23,295.45
                                                                                       ----------
3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
         Greatest of your contract anniversary values:                                 $26,000.00
         plus purchase payments made since the prior anniversary:                           +0.00
         minus adjusted partial surrenders, calculated as:
         $1,500 x $26,000
         ----------------  =                                                            -1,772.73
              $22,000
                                                                                       ----------
         for a death benefit of:                                                       $24,227.27
                                                                                       ----------






  THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH
  IS THE MAV:                                                         $24,227.27



--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  129

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT



ASSUMPTIONS:


- You purchase the contract with a payment of $25,000 with $5,000 allocated to the regular fixed account and $20,000 allocated to the subaccounts; and



- on the first contract anniversary the regular fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and



- During the second contract year the regular fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including surrender charge) partial surrender all from the subaccounts, leaving the contract value at $22,800.



THE DEATH BENEFIT, WHICH IS BASED ON THE GREATEST OF THREE VALUES, IS CALCULATED AS
FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                            $22,800.00
                                                                                       ----------
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL SURRENDERS:
         Total purchase payments:                                                      $25,000.00
         minus adjusted partial surrenders, calculated as:
         $1,500 x $25,000
         ----------------  =                                                            -1,543.21
              $24,300
                                                                                       ----------
         for a death benefit of:                                                       $23,456.79
                                                                                       ----------
3. THE 5% ACCUMULATION DEATH BENEFIT FLOOR:
         The variable account floor on the first contract anniversary, calculated
         as: 1.05 x $20,000 =                                                          $21,000.00
         plus amounts allocated to the subaccounts since that anniversary:                 +0.00
         minus the 5% accumulation death benefit floor adjusted partial surrender from the subaccounts, calculated as:
         $1,500 x $21,000
         ----------------  =                                                            -1,657.89
              $19,000
                                                                                       ----------
         variable account floor benefit:                                               $19,342.11
         plus the regular fixed account value:                                          +5,300.00
                                                                                       ----------
         5% accumulation death benefit floor (value of the regular fixed account and the variable
         account floor):                                                               $24,642.11
                                                                                       ----------






  THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE
  VALUES, WHICH IS THE 5% ACCUMULATION DEATH BENEFIT FLOOR:           $24,642.11



--------------------------------------------------------------------------------
 130  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- ENHANCED DEATH BENEFIT



ASSUMPTIONS:


- You purchase the contract with a payment of $25,000 with $5,000 allocated to the regular fixed account and $20,000 allocated to the subaccounts; and



- on the first contract anniversary the regular fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and



- During the second contract year the regular fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 (including surrender charge) partial surrender all from the subaccounts, leaving the contract value at $22,800.



THE DEATH BENEFIT, WHICH IS BASED ON THE GREATEST OF FOUR VALUES, IS CALCULATED AS
  FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                            $22,800.00
                                                                                       ----------
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL SURRENDERS:
         Total purchase payments:                                                      $25,000.00
         minus adjusted partial surrenders, calculated as:
         $1,500 x $25,000
         ----------------  =                                                            -1,543.21
              $24,300
                                                                                       ----------
         for a death benefit of:                                                       $23,456.79
                                                                                       ----------
3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:
         The MAV on the immediately preceding anniversary:                             $25,000.00
         plus purchase payments made since that anniversary:                                +0.00
         minus adjusted partial surrenders made since that anniversary, calculated as:
         $1,500 x $25,000
         ----------------  =                                                            -1,543.21
              $24,300
                                                                                       ----------
         for a MAV Death Benefit of:                                                   $23,456.79
                                                                                       ----------
4. THE 5% ACCUMULATION DEATH BENEFIT FLOOR:
         The variable account floor on the first contract anniversary calculated
         as: 1.05 x $20,000 =                                                          $21,000.00
         plus amounts allocated to the subaccounts since that anniversary:                  +0.00
         minus the 5% accumulation death benefit floor adjusted partial surrender from the subaccounts, calculated as:
         $1,500 x $21,000
         ----------------  =                                                            -1,657.89
              $19,000
                                                                                       ----------
         variable account floor benefit:                                               $19,342.11
         plus the regular fixed account value:                                          +5,300.00
                                                                                       ----------
         5% accumulation death benefit floor (value of the regular fixed account and the variable
         account floor):                                                               $24,642.11
                                                                                       ----------





  ENHANCED DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE FOUR VALUES, WHICH IS THE
  5% ACCUMULATION DEATH BENEFIT FLOOR:                                $24,642.11



--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  131

ORIGINAL CONTRACT:





EXAMPLE -- ROP DEATH BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $20,000. You select contract Option L; and

- on the first contract anniversary you make an additional purchase payment of $5,000; and


- during the second contract year the contract value falls to $22,000 and you take a $1,500 partial surrender, including surrender charge; and


- during the third contract year the contract value grows to $23,000.


WE CALCULATE THE ROP DEATH BENEFIT AS FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                            $23,000.00
                                                                                       ----------
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL SURRENDERS:
         Total purchase payments:                                                      $25,000.00
         minus adjusted partial surrenders calculated as:
         $1,500 x $25,000
         ----------------  =                                                            -1,704.55
              $22,000
                                                                                       ----------
         for a death benefit of:                                                       $23,295.45
                                                                                       ----------




  ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:  $23,295.45

EXAMPLE -- MAV DEATH BENEFIT

ASSUMPTIONS:
- You purchase the contract with a payment of $25,000. You select contract Option L; and

- on the first contract anniversary the contract value grows to $26,000; and


- during the second contract year the contract value falls to $22,000, at which point you take a $1,500 (including surrender charge) partial surrender, leaving a contract value of $20,500.



WE CALCULATE THE MAV DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES,
AS FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                            $20,500.00
                                                                                       ----------
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL SURRENDERS:
         Total purchase payments:                                                      $25,000.00
         minus adjusted partial surrenders, calculated as:
         $1,500 x $25,000
         ----------------  =                                                            -1,704.55
              $22,000
                                                                                       ----------
         for a death benefit of:                                                       $23,295.45
                                                                                       ----------
3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
         Greatest of your contract anniversary values:                                 $26,000.00
         plus purchase payments made since the prior anniversary:                           +0.00
         minus adjusted partial surrenders, calculated as:
         $1,500 x $26,000
         ----------------  =                                                            -1,772.73
              $22,000
                                                                                       ----------
         for a death benefit of:                                                       $24,227.27
                                                                                       ----------





  THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH
  IS THE MAV:                                                         $24,227.27


--------------------------------------------------------------------------------
 132  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT

ASSUMPTIONS:

- You purchase the contract with a payment of $25,000 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts. You select Contract Option L; and



- on the first contract anniversary, the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and



- during the second contract year, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial surrender (including surrender charges) all from the subaccounts, leaving the contract value at $22,800.



THE DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES, IS CALCULATED AS
FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                            $22,800.00
                                                                                       ----------
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL SURRENDERS:
         Total purchase payments:                                                      $25,000.00
         minus adjusted partial surrenders, calculated as:
         $1,500 x $25,000
         ----------------  =                                                            -1,543.21
              $24,300
                                                                                       ----------
         for a death benefit of:                                                       $23,456.79
                                                                                       ----------
3. THE 5% VARIABLE ACCOUNT FLOOR:
         The variable account floor on the first contract anniversary, calculated as:
         1.05 x $20,000 =                                                              $21,000.00
         plus amounts allocated to the subaccounts since that anniversary:                  +0.00
         minus the 5% variable account floor adjusted partial surrender from the subaccounts, calculated as:
         $1,500 x $21,000
         ----------------  =                                                           -$1,657.89
              $19,000
                                                                                       ----------
         variable account floor benefit:                                               $19,342.11
         plus the one-year fixed account value:                                         +5,300.00
                                                                                       ----------
         5% variable account floor (value of the one-year fixed account and the
         variable account floor):                                                      $24,642.11
                                                                                       ----------





  THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE
  VALUES, WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                     $24,642.11


--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  133

EXAMPLE -- ENHANCED DEATH BENEFIT

ASSUMPTIONS:

- You purchase the contract with a payment of $25,000 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts. You select Contract Option L; and



- on the first contract anniversary, the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and



- during the second contract year, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial surrender (including surrender charges) all from the subaccounts, leaving the contract value at $22,800.



THE DEATH BENEFIT, WHICH IS THE GREATEST OF FOUR VALUES, IS CALCULATED AS FOLLOWS:
1. CONTRACT VALUE AT DEATH:                                                            $22,800.00
                                                                                       ----------
2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL SURRENDERS:
         Total purchase payments:                                                      $25,000.00
         minus adjusted partial surrenders, calculated as:
         $1,500 x $25,000
         ----------------  =                                                            -1,543.21
              $24,300
                                                                                       ----------
         for a ROP Death Benefit of:                                                   $23,456.79
                                                                                       ----------
3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:
         The MAV on the immediately preceding anniversary:                             $25,000.00
         plus purchase payments made since that anniversary:                                +0.00
         minus adjusted partial surrenders made since that anniversary, calculated as:
         $1,500 x $25,000
         ----------------  =                                                            -1,543.21
              $24,300
                                                                                       ----------
         for a MAV Death Benefit of:                                                   $23,456.79
                                                                                       ----------
4. THE 5% VARIABLE ACCOUNT FLOOR:
         The variable account floor on the first contract anniversary, calculated as:
         1.05 x $20,000 =                                                              $21,000.00
         plus amounts allocated to the subaccounts since that anniversary:                  +0.00
         minus the 5% variable account floor adjusted partial surrender from the subaccounts, calculated as:
         $1,500 x $21,000
         ----------------  =                                                           -$1,657.89
              $19,000
                                                                                       ----------
         variable account floor benefit:                                               $19,342.11
         plus the one-year fixed account value:                                         +5,300.00
                                                                                       ----------
         5% variable account floor (value of the one-year fixed account and the
         variable account floor):                                                      $24,642.11
                                                                                       ----------





  EDB, CALCULATED AS THE GREATEST OF THESE FOUR VALUES, WHICH IS THE 5% VARIABLE
  ACCOUNT FLOOR:                                                      $24,642.11


--------------------------------------------------------------------------------
 134  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX D: EXAMPLE -- SECURESOURCE SERIES OF RIDERS



EXAMPLE: SECURESOURCE STAGES



EXAMPLE:


ASSUMPTIONS:


- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.



- You are the sole owner and also the annuitant. You (and your spouse for the joint benefit) are age 61.



- Annual Step-ups are applied each anniversary when available, where the contract value is greater than the PBG and/or the BB. Applied Annual Step-ups are indicated in BOLD.



- You elect the Moderate model portfolio at issue.




                                  HYPOTHETICAL                                                                  LIFETI-
CONTRACT                             ASSUMED                           BENEFIT                                     ME
DURATION   PURCHASE    PARTIAL      CONTRACT                         DETERMINING                                PAYMENT
IN YEARS   PAYMENTS  WITHDRAWALS      VALUE        BB         WAB     PERCENTAGE      PBG       ALP     RALP    PERCENT

At Issue   $100,000         NA      $100,000    $100,000   $100,000      0.0%      $100,000   $5,000   $    0(1)   5%

1                 0          0        98,000     108,000    108,000      9.3%       100,000    5,400        0      5%

2                 0          0       105,000     114,000    114,000      7.9%       105,000    5,700        0      5%

3                 0          0       118,000     120,000    120,000      1.7%       118,000    6,000    6,000(2)   5%

3.5               0      6,000       112,000     120,000    113,898      1.7%       112,000    6,000        0      5%

4                 0          0       115,000     120,000    115,000      0.0%       115,000    6,000    6,000      5%

5                 0          0       130,000     130,000    130,000      0.0%       130,000    7,800(3) 7,800(3)   6%(3)

6                 0          0       110,000     130,000    130,000     15.4%       130,000    7,800    7,800      6%

7                 0          0       100,000     130,000    130,000     23.1%       130,000    6,500(4) 6,500(4)   5%(4)

7.5               0     10,000        90,000     117,000(5) 117,000     23.1%       108,000(5) 5,850(5)     0      5%

8                 0          0        80,000     117,000    117,000     31.6%       108,000    5,850    5,850      5%

9                 0          0        95,000     117,000    117,000     18.8%       108,000    7,020(4) 7,020(4)   6%(4)




(1) The RALP is zero until the end of the 3-Year Waiting Period.


(2) At the end of the 3-Year Waiting Period, the RALP is set equal to the ALP.


(3) Because the Annual Step-Up increased the BB on the anniversary and the covered person's (for the joint benefit, younger covered spouse's) attained age is in a higher age band, the Lifetime Payment Percentage increased.


(4) The Lifetime Payment Percentage is based on percentage A when the BDP is less than 20% and percentage B when the BDP is greater than or equal to 20%.


(5) The $10,000 withdrawal is greater than the $6,500 RALP allowed under the rider and therefore excess withdrawal processing is applied. The BB and PBG are reset as described in "Determination of Adjustment of Benefit Values" in the "Lifetime Benefit Description."



--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  135

EXAMPLE: SECURESOURCE 20


EXAMPLE #1: LIFETIME BENEFIT NOT ESTABLISHED AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.


ASSUMPTIONS:


- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.



- You are the sole owner and also the annuitant. You (and your spouse for the joint benefit) are age 61.



- Annual Step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or the contract value times the ALP Percentage is greater than the ALP. Applied Annual Step-ups are indicated in BOLD.



- You elect the Moderate model portfolio at issue.




                                  HYPOTHETICAL
CONTRACT                             ASSUMED                                  BASIC BENEFIT                LIFETIME BENEFIT
DURATION   PURCHASE    PARTIAL      CONTRACT                      -------------------------------------   -----------------
IN YEARS   PAYMENTS  WITHDRAWALS      VALUE        WAB      BDP      GBA        RBA       GBP      RBP      ALP       RALP

At Issue   $100,000         NA      $100,000    $100,000    0.0%  $100,000   $100,000   $6,000   $    0       NA        NA

1                 0          0        98,000     100,000    2.0%   100,000    100,000    6,000        0       NA        NA

2                 0          0       105,000     105,000    0.0%   105,000    105,000    6,300        0       NA        NA

3                 0          0       125,000     125,000    0.0%   125,000    125,000    7,500    7,500       NA        NA

3.5               0      6,000       111,000     118,590    6.4%   125,000    119,000    7,500    1,500       NA        NA

4                 0          0       104,000     118,590   12.3%   125,000    119,000    7,500    7,500    7,140(1)  7,140(1)

5                 0          0        90,000     118,590   24.1%   125,000    119,000    6,250(2) 6,250(2) 5,950(2)  5,950(2)

6                 0          0        95,000     118,590   19.9%   125,000    119,000    7,500    7,500    7,140     7,140

6.5               0      7,500        87,500      87,500(3) 0.0%   125,000    111,500    7,500        0    5,250(3)      0

7                 0          0        90,000      90,000    0.0%   125,000    111,500    7,500    7,500    5,400     5,400

7.5               0     10,000        70,000      70,000(4) 0.0%    70,000(4)  70,000(4) 4,200(4)     0    4,200(4)      0

8                 0          0        75,000      75,000    0.0%    75,000     75,000    4,500    4,500    4,500     4,500




(1) The ALP and RALP are established on the contract anniversary following the date the Covered Person (younger Covered Spouse for Joint) reaches age 65 as the greater of the ELB or the RBA, times the ALP Percentage.


(2) The ALP Percentage and GBP Percentage are 6% when the BDP is less than 20% and 5% when the BDP is greater than or equal to 20%.


(3) The $7,500 withdrawal is greater than the $7,140 RALP allowed under the lifetime benefit and therefore excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or the ALP Percentage times the contract value following the withdrawal. The WAB is reset to the ALP after the reset divided by the current ALP Percentage. The BDP at the time of withdrawal is less than 20%, so the ALP Percentage and GBP Percentage are set at 6% for the remainder of the contract year.


(4) The $10,000 withdrawal is greater than both the $7,500 RBP allowed under the basic benefit and the $5,400 RALP allowed under the lifetime benefit and therefore excess withdrawal processing is applied to both benefits. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or the ALP Percentage times the contract value following the withdrawal. The WAB is reset to the ALP after the reset divided by the current ALP Percentage. The BDP at the time of withdrawal is less than 20%, so the ALP Percentage and GBP Percentage are set at 6% for the remainder of the contract year.



--------------------------------------------------------------------------------
 136  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #2: LIFETIME BENEFIT ESTABLISHED AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.



ASSUMPTIONS:


- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.



- You are the sole owner and also the annuitant. You (and your spouse for the joint benefit) are age 65.



- Annual Step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or the contract value times the ALP Percentage is greater than the ALP. Applied Annual Step-ups are indicated in BOLD.



- You elect the Moderate model portfolio at issue. On the 7th contract anniversary, you elect to change to the Moderately Aggressive model portfolio. The target model portfolio under the contract is the Moderate model portfolio.




                                  HYPOTHETICAL
CONTRACT                             ASSUMED                                  BASIC BENEFIT                LIFETIME BENEFIT
DURATION   PURCHASE    PARTIAL      CONTRACT                      -------------------------------------   -----------------
IN YEARS   PAYMENTS  WITHDRAWALS      VALUE        WAB      BDP      GBA        RBA       GBP      RBP      ALP       RALP

At Issue   $100,000         NA      $100,000    $100,000    0.0%  $100,000   $100,000   $6,000   $    0    $6,000    $    0

1                 0          0       105,000     105,000    0.0%   105,000    105,000    6,300        0     6,300         0

2                 0          0       110,000     110,000    0.0%   110,000    110,000    6,600        0     6,600         0

3                 0          0       110,000     120,000    8.3%   110,000    110,000    6,600    6,600(1)  7,200     7,200(1)

3.5               0      6,000       104,000     113,455    8.3%   110,000    104,000    6,600      600     7,200     1,200

4                 0          0       100,000     113,455   11.9%   110,000    104,000    6,600    6,600     7,200     7,200

4.5               0      7,000        90,000     105,267   14.5%    90,000     90,000    5,400(2) 5,400(2)  7,200       200

5                 0          0        80,000     105,267   24.0%    90,000     90,000    4,500(3) 4,500(3)  6,000(3)  6,000(3)

5.5               0     10,000        70,000      70,000(4) 0.0%    70,000     70,000    3,500(4) 3,500(4)  3,500(4)  3,500(4)

6                 0          0        75,000      75,000    0.0%    75,000     75,000    4,500    4,500     4,500     4,500

7                 0          0        70,000      70,000(5) 0.0%    70,000(5)  70,000(5) 4,200(5) 4,200(5)  4,200(5)  4,200(5)




(1) At the end of the 3-Year Waiting Period, the RBP and RALP are set equal to the GBP and ALP, respectively. The 20% rider credit is applied to the lifetime benefit.


(2) The $7,000 withdrawal is greater than the $6,600 RBP allowed under the basic benefit and therefore excess withdrawal processing is applied to the basic benefit. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The BDP at the time of withdrawal is less than 20%, so the ALP Percentage and GBP Percentage are set at 6% for the remainder of the contract year.


(3) The ALP Percentage and GBP Percentage are 6% when the BDP is less than 20% and 5% when the BDP is greater than or equal to 20%.


(4) The $10,000 withdrawal is greater than both the $4,500 RBP allowed under the basic benefit and the $6,000 RALP allowed under the lifetime benefit and therefore excess withdrawal processing is applied to both benefits. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or the ALP Percentage times the contract value following the withdrawal. The WAB is reset to the ALP after the reset divided by the current ALP Percentage. The BDP at the time of withdrawal is greater than or equal to 20%, so the ALP Percentage and GBP Percentage are set at 5% for the remainder of the contract year.


(5) Allocation to the Moderately Aggressive model portfolio during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or the ALP Percentage times the contract value. The WAB is reset to the ALP after the reset divided by the current ALP percentage. Any future withdrawals will reallocate your contract value to the Moderate model portfolio if you are invested more aggressively than the Moderate model portfolio.



--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  137

EXAMPLE: SECURESOURCE RIDERS


EXAMPLE #1: SINGLE LIFE BENEFIT: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are the sole owner and also the annuitant. You are age 60.

- Automatic Annual Step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual Step-ups are indicated in BOLD.

- You elect the Moderate model portfolio at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive model portfolio. The target model portfolio under the contract is the Moderate model portfolio.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $  N/A      $  N/A

0.5                 0         5,000           92,000        100,000       95,000      7,000      2,000         N/A         N/A

1                   0             0           90,000         90,000(1)    90,000(1)   6,300      6,300         N/A         N/A

2                   0             0           81,000         90,000       90,000      6,300      6,300         N/A         N/A

5                   0             0           75,000         90,000       90,000      6,300      6,300       5,400(2)    5,400(2)

5.5                 0         5,400           70,000         90,000       84,600      6,300        900       5,400           0

6                   0             0           69,000         90,000       84,600      6,300      6,300       5,400       5,400

6.5                 0         6,300           62,000         90,000       78,300      6,300          0       3,720(3)        0

7                   0             0           64,000         90,000       78,300      6,300      6,300       3,840       3,840

7.5                 0        10,000           51,000         51,000(4)    51,000(4)   3,570          0       3,060(4)        0

8                   0             0           55,000         55,000       55,000      3,850      3,850       3,300       3,300


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation, contract ownership change, or model portfolio changes), you can continue to withdrawal up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) Allocation to the Moderately Aggressive model portfolio during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP (if established) is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate model portfolio if you are invested more aggressively than the Moderate model portfolio.
(2) The ALP and RALP are established on the contract anniversary date following the date the Covered Person reaches age 65 as 6% of the RBA.
(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


--------------------------------------------------------------------------------
 138  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #2: SINGLE LIFE BENEFIT: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are the sole owner and also the annuitant. You are age 65.

- Automatic Annual Step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual Step-ups are indicated in BOLD.

- Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider. Your spouse is over age 65 and is the new Covered Person.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $6,000      $6,000

1                   0             0          105,000        105,000      105,000      7,350      7,000(1)    6,300       6,000(1)

2                   0             0          110,000        110,000      110,000      7,700      7,000(1)    6,600       6,000(1)

3                   0             0          110,000        110,000      110,000      7,700      7,700(2)    6,600       6,600(2)

3.5                 0         6,600          110,000        110,000      103,400      7,700      1,100       6,600           0

4                   0             0          115,000        115,000      115,000      8,050      8,050       6,900       6,900

4.5                 0         8,050          116,000        115,000      106,950      8,050          0       6,900(3)        0

5                   0             0          120,000        120,000      120,000      8,400      8,400       7,200       7,200

5.5                 0        10,000          122,000        120,000(4)   110,000(4)   8,400          0       7,200(4)        0

6                   0             0          125,000        125,000      125,000      8,750      8,750       7,500       7,500

6.5                 0             0          110,000        125,000      125,000      8,750      8,750       6,600(5)    6,600(5)

7                   0             0          105,000        125,000      125,000      8,750      8,750       6,600       6,600


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, contract ownership change, or model portfolio changes), your spouse can continue to withdrawal up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $6,600 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The Annual Step-up has not been applied to the RBP or RALP because any withdrawal after step up during the Waiting Period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the Waiting Period, the RBP is the amount you can withdrawal without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdrawal without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the Waiting Period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(5) At spousal continuation, the ALP is reset to the lesser of the prior ALP or 6% of the contract value and the RALP is reset to the ALP.


--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  139

EXAMPLE #3: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS NOT REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are age 59 and your spouse is age 60.

- Automatic Annual Step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual Step-ups are indicated in BOLD.

- You elect the Moderate model portfolio at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive model portfolio. The target model portfolio under the contract is the Moderate model portfolio.

- Your death occurs after 9 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $  N/A      $  N/A

0.5                 0         5,000           92,000        100,000       95,000      7,000      2,000         N/A         N/A

1                   0             0           90,000         90,000(1)    90,000(1)   6,300      6,300         N/A         N/A

2                   0             0           81,000         90,000       90,000      6,300      6,300         N/A         N/A

6                   0             0           75,000         90,000       90,000      6,300      6,300       5,400(2)    5,400(2)

6.5                 0         5,400           70,000         90,000       84,600      6,300        900       5,400           0

7                   0             0           69,000         90,000       84,600      6,300      6,300       5,400       5,400

7.5                 0         6,300           62,000         90,000       78,300      6,300          0       3,720(3)        0

8                   0             0           64,000         90,000       78,300      6,300      6,300       3,840       3,840

8.5                 0        10,000           51,000         51,000(4)    51,000(4)   3,570          0       3,060(4)        0

9                   0             0           55,000         55,000       55,000      3,850      3,850       3,300       3,300

9.5                 0             0           54,000         55,000       55,000      3,850      3,850       3,300       3,300

10                  0             0           52,000         55,000       55,000      3,850      3,850       3,300       3,300


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or model portfolio changes), your spouse can continue to withdrawal up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the younger Covered Spouse reaches age 65 as 6% of the RBA.
(2) Allocation to the Moderately Aggressive model portfolio during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate model portfolio if you are invested more aggressively than the Moderate model portfolio.
(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


--------------------------------------------------------------------------------
 140  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #4: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000 and make no additional payments to the contract

- You are age 71 and your spouse is age 70.

- Automatic Annual Step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual Step-ups are indicated in BOLD.

- Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
                                             ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
CONTRACT     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
DURATION     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP

At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $6,000      $6,000

1                   0             0          105,000        105,000      105,000      7,350      7,000(1)    6,300       6,000(1)

2                   0             0          110,000        110,000      110,000      7,700      7,000(1)    6,600       6,000(1)

3                   0             0          110,000        110,000      110,000      7,700      7,700(2)    6,600       6,600(2)

3.5                 0         6,600          110,000        110,000      103,400      7,700      1,100       6,600           0

4                   0             0          115,000        115,000      115,000      8,050      8,050       6,900       6,900

4.5                 0         8,050          116,000        115,000      106,950      8,050          0       6,900(3)        0

5                   0             0          120,000        120,000      120,000      8,400      8,400       7,200       7,200

5.5                 0        10,000          122,000        120,000(4)   110,000(4)   8,400          0       7,200(4)        0

6                   0             0          125,000        125,000      125,000      8,750      8,750       7,500       7,500

6.5                 0             0          110,000        125,000      125,000      8,750      8,750       7,500       7,500

7                   0             0          105,000        125,000      125,000      8,750      8,750       7,500       7,500


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or model portfolio changes), your spouse can continue to withdrawal up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The Annual Step-up has not been applied to the RBP or RALP because any withdrawal after step up during the Waiting Period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the Waiting Period, the RBP is the amount you can withdrawal without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdrawal without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the Waiting Period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  141

APPENDIX E: SECURESOURCE SERIES OF RIDERS -- ADDITIONAL RMD DISCLOSURE



This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the SecureSource series of riders to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days' written notice to you.



For SecureSource Stages and SecureSource 20 riders, owners subject to annual RMD rules under Section 401(a)(9) of the Code, withdrawing from this contract during the waiting period to satisfy these rules will set your benefits to zero and you will not receive any future rider credit.



Amounts you withdraw from this contract (for SecureSource Stages and SecureSource 20 riders, amounts you withdraw from this contract after the waiting period) to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:


(1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year*,


    - Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

    - Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.
    - Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.

    - Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the SecureSource series of riders.



(2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current contract year,*


    - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year*.

    - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

    - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.

    - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource series of riders.


* For SecureSource Stages rider, adjusted for any subsequent changes between percentage A and percentage B as described under "Lifetime Payment Percentage" and for SecureSource 20 riders, adjusted for any subsequent changes between 5% and 6% as described under "GBP Percentage and ALP Percentage".


(3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

    - An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.
    - This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:


(1) determined by us each calendar year (for SecureSource Stages and SecureSource 20 riders, starting with the calendar year in which the waiting period ends);



(2) based solely on the value of the contract to which the SecureSource Series rider is attached as of the date we make the determination;


(3) based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

(4) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

      1. an individual retirement annuity (Section 408(b));
      2. a Roth individual retirement account (Section 408A);


--------------------------------------------------------------------------------
 142  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

      3. a Simplified Employee Pension plan (Section 408(k));
      4. a tax-sheltered annuity rollover (Section 403(b)).


In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your rider within the SecureSource series of riders may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.



In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years.



Please contact your tax advisor about the impact of those rules prior to purchasing one of the SecureSource series of riders.



--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  143

APPENDIX F: EXAMPLE -- BENEFIT PROTECTOR DEATH BENEFIT RIDER


EXAMPLE OF THE BENEFIT PROTECTOR

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 and you (Current Contract) or you and the annuitant (Original Contract) are under age 70; and


- you select contract Option L with the MAV Death Benefit.


  During the first contract year the contract value grows to $105,000. The MAV Death
  Benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.
  On the first contract anniversary the contract value grows to $110,000. The death benefit equals:
     MAV death benefit (contract value):                                                 $110,000
     plus the Benefit Protector benefit which equals 40% of earnings at death
     (MAV death benefit minus remaining purchase payments for the Current Contract or
     MAV death benefit minus payments not previously surrendered for the Original
     Contract):
     0.40 x ($110,000 - $100,000) =                                                        +4,000
                                                                                         --------
  Total death benefit of:                                                                $114,000
  On the second contract anniversary the contract value falls to $105,000. The death benefit on May 1, 2008 equals:
     MAV death benefit (MAV):                                                            $110,000
     plus the Benefit Protector benefit (40% of earnings at death):
     0.40 x ($110,000 - $100,000) =                                                        +4,000
                                                                                         --------
  Total death benefit of:                                                                $114,000
  During the third contract year the contract value remains at $105,000 and you request a partial surrender of $50,000, including the applicable 7% surrender charge for contract Option L. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the surrender is subject to a 7% surrender charge because your payment is in the third year of the surrender charge schedule, so we will surrender $39,500 ($36,735
  + $2,765 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $47,235. We calculate purchase payments not previously surrendered as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit equals:
     MAV Death Benefit (MAV adjusted for partial surrenders):                             $57,619
     plus the Benefit Protector benefit (40% of earnings at death):
     0.40 x ($57,619 - $55,000) =                                                          +1,048
                                                                                         --------
  Total death benefit of:                                                                 $58,667
  On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.
  On the ninth contract anniversary the contract value grows to a new high of
  $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old.
  The death benefit equals:
     MAV Death Benefit (contract value):                                                 $200,000
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of
     100% of purchase payments not previously surrendered that are one or more years
     old)                                                                                 +55,000
                                                                                         --------
  Total death benefit of:                                                                $255,000



--------------------------------------------------------------------------------
 144  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

  During the tenth contract year you make an additional purchase payment of $50,000.
  Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit equals:
     MAV Death Benefit (contract value):                                                 $250,000
     plus the Benefit Protector benefit (40% of earnings at death, up to a maximum of
     100% of purchase payments not previously surrendered that are one or more years
     old)                                                                                 +55,000
                                                                                         --------
  Total death benefit of:                                                                $305,000
  During the eleventh contract year the contract value remains $250,000 and the "new"
  purchase payment is one year old and the value of the Benefit Protector changes.
  The death benefit equals:
     MAV Death Benefit (contract value):                                                 $250,000
     plus the Benefit Protector benefit which equals 40% of earnings at death (MAV death benefit minus payments not previously surrendered):
     0.40 x ($250,000 - $105,000) =                                                       +58,000
                                                                                         --------
  Total death benefit of:                                                                $308,000





--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  145

APPENDIX G: EXAMPLE -- BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER


EXAMPLE OF THE BENEFIT PROTECTOR PLUS

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 and you (Current Contract) or you and the annuitant (Original Contract) are under age 70; and


- you select contract Option L with the MAV Death Benefit.


  During the first contract year the contract value grows to $105,000. The MAV Death
  Benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.
  On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any benefit beyond what is provided by the Benefit Protector at this time.
  The death benefit equals:
     MAV Death Benefit (contract value):                                                 $110,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death
     (MAV Death Benefit minus remaining purchase payments for the Current Contract or
     MAV Death Benefit minus payments not previously surrendered for the Original
     Contract):
     0.40 x ($110,000 - $100,000) =                                                        +4,000
                                                                                         --------
  Total death benefit of:                                                                $114,000
  On the second contract anniversary the contract value falls to $105,000. The death benefit equals:
     MAV Death Benefit (MAV):                                                            $110,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
     0.40 x ($110,000 - $100,000) =                                                        +4,000
     plus 10% of purchase payments made within 60 days of contract issue
     and not previously surrendered: 0.10 x $100,000 =                                    +10,000
                                                                                         --------
  Total death benefit of:                                                                $124,000
  During the third contract year the contract value remains at $105,000 and you request a partial surrender of $50,000, including the applicable 7% surrender charge for contract Option L. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the surrender is subject to a 7% surrender charge because your payment is in the third year of the surrender charge schedule, so we will surrender $39,500 ($36,735
  + $2,765 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $47,235. We calculate purchase payments not previously surrendered as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit equals:
     MAV Death Benefit (MAV adjusted for partial surrenders):                             $57,619
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death:
     0.40 x ($57,619 - $55,000) =                                                          +1,048
     plus 10% of purchase payments made within 60 days of contract issue
     and not previously surrendered: 0.10 x $55,000 =                                      +5,500
                                                                                         --------
  Total death benefit of:                                                                 $64,167
  On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.



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


  On the ninth contract anniversary the contract value grows to a new high of
  $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of
  20%. The death benefit equals:
     MAV Death Benefit (contract value):                                                 $200,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously surrendered that are
     one or more years old                                                                +55,000
     plus 20% of purchase payments made within 60 days of contract issue and not
     previously surrendered: 0.20 x $55,000 =                                             +11,000
                                                                                         --------
  Total death benefit of:                                                                $266,000
  During the tenth contract year you make an additional purchase payment of $50,000.
  Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit equals:
     MAV Death Benefit (contract value):                                                 $250,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death, up to a maximum of 100% of purchase payments not previously surrendered that are
     one or more years old                                                                +55,000
     plus 20% of purchase payments made within 60 days of contract issue and not
     previously surrendered: 0.20 x $55,000 =                                             +11,000
                                                                                         --------
  Total death benefit of:                                                                $316,000
  During the eleventh contract year the contract value remains $250,000 and the "new"
  purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit equals:
     MAV Death Benefit (contract value):                                                 $250,000
     plus the Benefit Protector Plus benefit which equals 40% of earnings at death
     (MAV Death Benefit minus payments not previously surrendered):
     0.40 x ($250,000 - $105,000) =                                                       +58,000
     plus 20% of purchase payments made within 60 days of contract issue
     and not previously surrendered: 0.20 x $55,000 =                                     +11,000
                                                                                         --------
  Total death benefit of:                                                                $319,000





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APPENDIX H: ASSET ALLOCATION PROGRAM FOR CONTRACTS PURCHASED BEFORE MAY 1, 2006


ASSET ALLOCATION PROGRAM

For contracts purchased before May 1, 2006, we offered an asset allocation program. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider, you are required to participate in the asset allocation program under the terms of the rider.


This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include certain GPAs (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.

Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts and any GPAs that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts and any GPAs according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.

Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio); and

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see "Guarantee Period
  Accounts -- Market Value Adjustment").

Under the asset allocation program, the subaccounts and/or any GPAs that make up the model portfolio you selected and the allocation percentages to those subaccounts and/or any GPAs will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.

If permitted under applicable securities law, we reserve the right to:

- reallocate your current model portfolio to an updated version of your current model portfolio; or

- substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days' written notice of any such change.

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.


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APPENDIX I: GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER


GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER
The Guarantor Withdrawal Benefit for Life rider is an optional benefit that you may select for an additional annual charge if(1):

- you purchase your contract on or after May 1, 2006;

- the rider is available in your state; and

- you and the annuitant are 80 or younger on the date the contract is issued.

(1) The Guarantor Withdrawal Benefit for Life rider is not available under an inherited qualified annuity.

You must elect the Guarantor Withdrawal Benefit for Life rider when you purchase your contract. The rider effective date will be the contract issue date.

The Guarantor Withdrawal Benefit for Life rider guarantees that you will be able to withdrawal up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see "At Death" heading below) -- even if the contract value is zero.


Your contract provides for annuity payouts to begin on the annuitization start date (see "Buying Your Contract -- The Annuitization Start Date"). Before the retirement date, you have the right to withdrawal some or all of your contract value, less applicable administrative, surrender and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your Contract -- Surrenders"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuitization start date, nor does it guarantee the length of time over which such withdrawals can be made before the annuitization start date.


The Guarantor Withdrawal Benefit for Life rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

Under the terms of the Guarantor Withdrawal Benefit for Life rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1) The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments. Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment (GBP)," "Remaining Benefit Payment (RBP)," "Guaranteed Benefit Amount (GBA)," and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero. Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment
    (ALP)," "Remaining Annual Lifetime Payment (RALP)," "Covered Person," and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below).

Provided annuity payouts have not begun, the Guarantor Withdrawal Benefit for Life rider guarantees that you may take the following partial withdrawal amounts each contract year:

- After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdrawal an amount equal to the GBP;

- During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdrawal an amount equal to the value of the RBP at the beginning of the contract year;

- After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdrawal an amount equal the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;


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

- During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdrawal an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year.

If you withdrawal less than the allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).

If you withdrawal more than the allowed partial withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).

Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.


If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Surrender Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Surrenders").


The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the third rider anniversary. You may take withdrawals after the waiting period without reversal of prior step ups.

You should consider whether the Guarantor Withdrawal Benefit for Life rider is appropriate for you because:

- LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

  (a) Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

      (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contact); or

      (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This is could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

  (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the Guarantor Withdrawal Benefit for Life rider will terminate.

- USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to

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  those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your
  Contract -- Portfolio Navigator Asset Allocation Program.") You may allocate purchase payments to the DCA fixed account, when available, and we will make monthly transfers into the model portfolio you have chosen. Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select based on the dollar amount of purchase payments you make.

- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Guarantor Withdrawal Benefit for Life rider, you may not elect the Accumulation Protector Benefit rider.


- NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit for Life rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or after the annuitization start date.


- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment limitations, please see "Buying Your Contract -- Purchase Payments".


- INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdrawal from the contract in each contract year without incurring a surrender charge (see "Charges -- Surrender Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdrawal under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.


You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation:

- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see "Taxes -- Nonqualified Annuities"). Also, withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income.

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Partial withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. Additionally, RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

  For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdrawal each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:

  (1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

       - Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

       - Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.


       - Once the RBP for the current contract year has been depleted, any additional amounts surrendered will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.


       - Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the Guarantor Withdrawal Benefit for Life rider.

  (2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

       - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

       - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.


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       - Once the RALP for the current contract year has been depleted, any additional amounts surrendered will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.


       - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the Guarantor Withdrawal Benefit for Life rider.

  (3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

       - An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

       - This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

  The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

  (1) determined by us each calendar year;

  (2) based solely on the value of the contract to which the Guarantor Withdrawal Benefit for Life rider is attached as of the date we make the determination; and

  (3) is otherwise based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

       1. an individual retirement annuity (Section 408(b));

       2. a Roth individual retirement account (Section 408A);

       3. a Simplified Employee Pension plan (Section 408(k));

       4. a tax-sheltered annuity rollover (Section 403(b)).

  We reserve the right to modify our administrative practice described above and will give you 30 days' written notice of any such change.

  In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit for Life rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.

  In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.


- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions").


For an example, see "Examples of Guarantor Withdrawal Benefit for Life" below.

KEY TERMS AND PROVISIONS OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER ARE DESCRIBED BELOW:

PARTIAL WITHDRAWALS: A withdrawal of an amount that does not result in a withdrawal of the contract. The partial withdrawal amount is a gross amount and will include any surrender charge and any market value adjustment.


WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the GBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).


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- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

  (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the RBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment).

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

  (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING
The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase

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

payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At contract issue -- the GBP is established as 7% of the GBA value.

- At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

- When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.


- When you make a partial withdrawal at any time and the amount surrendered is:


  (a) less than or equal to the total RBP -- the GBP remains unchanged.

  (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:
- At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

- At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

- When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).

- When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

- When you make any partial withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAWAL AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The Covered Person is the oldest contract owner or annuitant. The covered person may change during the contract's life if there is a spousal continuation or a change of contract ownership. If the covered person changes, we recompute the benefits guaranteed by the rider, based on the life of the new covered person, which may reduce the amount of the lifetime withdrawal benefit.


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ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA): The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.

ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see "At Death" heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:
- The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 -- the ALP is established as 6% of the total RBA.

- When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the RALP -- the ALP remains unchanged.

  (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. If the partial withdrawal is made during the waiting period, the excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING
The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:
- The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65, and:

  (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to 6% of purchase payments.

  (b) At any other time -- the RALP is established equal to the ALP.

- At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments, multiplied by 6%.

- At the beginning of any other contract year -- the RALP is set equal to ALP.

- When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the amount of the purchase payment.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make any partial withdrawal -- the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. IF YOU WITHDRAWAL AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and the amount available for future partial withdrawals for the remainder of the

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              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  155
  contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA or, if established, the ALP, would increase on the step up date.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

- If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

- Please note it is possible for the ALP and RALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP or RALP do not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

- The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

- The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

- The total RBP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but never less than zero.

- The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

- The RALP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

  (b) At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.

SPOUSAL OPTION TO CONTINUE THE CONTRACT: If a surviving spouse elects to continue the contract, the Guarantor Withdrawal Benefit for Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

- The GBA, RBA, and GBP values remain unchanged.

- The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.


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- If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to equal the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

SPOUSAL CONTINUATION STEP UP: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or the spouse's investment professional must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse's request to step up. If the request is received after the close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.

The spousal continuation step up is subject to the following rules:

- If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero for any reason other than full withdrawal of the contract. In this scenario, you can choose to:

    (a) receive the remaining schedule of GBPs until the RBA equals zero; or

    (b) wait until the rider anniversary on/following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

    (a) the remaining schedule of GBPs until the RBA equals zero; or

    (b) the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero. We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the covered person.


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Under any of these scenarios:

- The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

- We will no longer accept additional purchase payments;

- You will no longer be charged for the rider;

- Any attached death benefit riders will terminate; and

- The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The Guarantor Withdrawal Benefit for Life rider and the contract will terminate under either of the following two scenarios:

- If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract.

- If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see "Benefits in Case of Death") or the annuity payout option (see "Guaranteed Withdrawal Benefit Annuity Payout Option" heading below).

If the contract value equals zero and the death benefit becomes payable, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

CONTRACT OWNERSHIP CHANGE: If the contract changes ownership (see "Changing Ownership"), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged and the ALP and RALP will be reset as follows. Our current administrative practice is to only reset the ALP and RALP if the covered person changes due to the ownership change.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any

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

  other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit for Life rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under
Section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table we then use to determine current life annuity purchase rates under the contract to which this rider is attached.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option.

Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION
The Guarantor Withdrawal Benefit for Life rider cannot be terminated either by you or us except as follows:

1. Annuity payouts under an annuity payout plan will terminate the rider.

2. Termination of the contract for any reason will terminate the rider.

EXAMPLES OF THE WITHDRAWAL BENEFIT FOR LIFE

EXAMPLE #1: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000.

- You are the sole owner and also the annuitant. You are age 60.

- You make no additional payments to the contract.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP
At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $  N/A      $  N/A

0.5                 0         7,000           92,000        100,000       93,000      7,000          0         N/A         N/A

1                   0             0           91,000        100,000       93,000      7,000      7,000         N/A         N/A

1.5                 0         7,000           83,000        100,000       86,000      7,000          0         N/A         N/A

2                   0             0           81,000        100,000       86,000      7,000      7,000         N/A         N/A

5                   0             0           75,000        100,000       86,000      7,000      7,000       5,160(1)    5,160(1)

5.5                 0         5,160           70,000        100,000       80,840      7,000      1,840       5,160           0

6                   0             0           69,000        100,000       80,840      7,000      7,000       5,160       5,160

6.5                 0         7,000           62,000        100,000       73,840      7,000          0       3,720(2)        0

7                   0             0           70,000        100,000       73,840      7,000      7,000       4,200       4,200

7.5                 0        10,000           51,000         51,000(3)    51,000(3)   3,570          0       3,060(3)        0

8                   0             0           55,000         55,000       55,000      3,850      3,850       3,300       3,300




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              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  159

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdrawal up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65.
(2) The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(3) The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

EXAMPLE #2: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:
- You purchase the contract with a payment of $100,000.

- You are the sole owner and also the annuitant. You are age 65.

- You make no additional payments to the contract.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.


                                          HYPOTHETICAL                                                     LIFETIME WITHDRAWAL
CONTRACT                                     ASSUMED                 BASIC WITHDRAWAL BENEFIT                    BENEFIT
DURATION     PURCHASE       PARTIAL         CONTRACT       -------------------------------------------     -------------------
IN YEARS     PAYMENTS     WITHDRAWALS         VALUE           GBA          RBA         GBP        RBP        ALP         RALP
At Issue     $100,000       $   N/A         $100,000       $100,000     $100,000     $7,000     $7,000      $6,000      $6,000

1                   0             0          105,000        105,000      105,000      7,350      7,000(1)    6,300       6,000(1)

2                   0             0          110,000        110,000      110,000      7,700      7,000(1)    6,600       6,000(1)

3                   0             0          110,000        110,000      110,000      7,700      7,700(2)    6,600       6,600(2)

3.5                 0         6,600          110,000        110,000      103,400      7,700      1,100       6,600           0

4                   0             0          115,000        115,000      115,000      8,050      8,050       6,900       6,900

4.5                 0         8,050          116,000        115,000      106,950      8,050          0       6,900(3)        0

5                   0             0          120,000        120,000      120,000      8,400      8,400       7,200       7,200

5.5                 0        10,000          122,000        120,000(4)   110,000(4)   8,400          0       7,200(4)        0

6                   0             0          125,000        125,000      125,000      8,750      8,750       7,500       7,500


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdrawal up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdrawal without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdrawal without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


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 160  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX J: GUARANTOR WITHDRAWAL BENEFIT RIDER

GUARANTOR WITHDRAWAL BENEFIT RIDER
We have offered two versions of the Guarantor Withdrawal Benefit that have been referred to in previous disclosure as Rider A and Rider B. The description of the Guarantor Withdrawal Benefit in this section applies to both Rider A and Rider B, unless noted otherwise. Rider B is no longer available for purchase.

The Guarantor Withdrawal Benefit is an optional benefit that was offered for an additional annual charge if(1):

RIDER A
- you purchase(d) your contract on or after April 30, 2005 in those states where the SecureSource rider and/or the Guarantor Withdrawal Benefit for Life rider are/were not available;

- you and the annuitant were 79 or younger on the date the contract was issued.

RIDER B (NO LONGER AVAILABLE FOR PURCHASE)
- you purchased your contract prior to April 29, 2005;

- the rider was available in your state; and

- you and the annuitant were 79 or younger on the date the contract was issued.

(1) The Guarantor Withdrawal Benefit is not available under an inherited qualified annuity.

You must elect the Guarantor Withdrawal Benefit rider when you purchase your contract (original rider). The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.

We will offer you the option of replacing the original rider with a new Guarantor Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.


The Guarantor Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a surrender charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP -- the amount you may withdrawal under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments for the first three years, and the GBP in all other years.



If you surrender an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:


- withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

- the guaranteed benefit amount will be adjusted as described below; and

- the remaining benefit amount will be adjusted as described below.


For a partial withdrawal that is subject to a surrender charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge (see "Charges -- Surrender Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Surrenders").



Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or the annuitization start date. If you select the Guarantor Withdrawal Benefit rider, you may not select an Income Assurer Benefit rider or the Accumulation Protector Benefit rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").



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              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  161

You should consider whether the Guarantor Withdrawal Benefit is appropriate for you because:

- USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your
  Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this Guarantor Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see "Appendix J: Asset Allocation Program for Contracts Purchased Before May 1, 2006"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. You may allocate purchase payments to the DCA fixed account, when available, and we will make monthly transfers into the model portfolio you have chosen.

- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions. For current purchase payment limitations, please see "Buying Your Contract -- Purchase Payments".


- INTERACTION WITH THE TOTAL FREE AMOUNT (FA) CONTRACT PROVISION: The FA is the amount you are allowed to withdrawal in each contract year without incurring a withdrawal charge (see "Charges -- Surrender Charge"). The FA may be greater than GBP under this rider. Any amount you withdrawal in a contract year under the contract's FA provision that exceeds the GBP is subject to the excess withdrawal processing for the GBA and RBA described below.


- RIDER A -- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Guarantor Withdrawal Benefit rider, you may not elect the Accumulation Protector Benefit rider.


- NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or after the annuitization start date.


You should consult your tax advisor if you have any questions about the use of this rider in your tax situation:

- TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income;

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal processing described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

  For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdrawal each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:

  (1) If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.

  (2) Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

  (3) Once the RBP for the current contract year has been depleted, any additional amounts surrendered will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.

  (4) Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor Withdrawal Benefit rider.

  The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

  (1) determined by us each calendar year;

  (2) based solely on the value of the contract to which the Guarantor Withdrawal Benefit rider is attached as of the date we make the determination; and


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 162  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

  (3) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:

       1. an individual retirement annuity (Section 408(b));

       2. a Roth individual retirement account (Section 408A);

       3. a Simplified Employee Pension plan (Section 408(k));

       4. a tax-sheltered annuity rollover (Section 403(b)).

  We reserve the right to discontinue our administrative practice described above and will give you 30 days' written notice of any such change.

  In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawal to satisfy such distribution requirements will exceed your RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.

  Please note that RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not subject to excess withdrawal processing.

  In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.


- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.


THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.

GUARANTEED BENEFIT AMOUNT
The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, adjusted for subsequent purchase payments, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES:
- At contract issue -- the GBA is equal to the initial purchase payment;

- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment. The total GBA when an additional purchase payment is added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:

  (a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the GBA remains unchanged. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

  (b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

  (c) under the original rider in a contract year after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:


--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  163

GBA EXCESS WITHDRAWAL PROCEDURE
The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT
The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES:
- At contract issue -- the RBA is equal to the initial purchase payment;

- When you make additional purchase payments -- each additional purchase payment has its own RBA equal to the amount of the purchase payment. The total RBA when an additional purchase payment is added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:

  (a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

  (b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

  (c) under the original rider after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

RBA EXCESS WITHDRAWAL PROCEDURE
The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT
Under the original rider, the GBP is the amount you may withdrawal under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.

RIDER A: Under the original rider, the GBP is equal to 7% of the GBA. Under the enhanced rider, the GBP is the lesser of (a) 7% of the GBA, or (b) the RBA. Under both the original and enhanced riders, if you withdrawal less than the GBP in a contract year, there is no carry over to the next contract year.

RIDER B: Under both the original and enhanced riders, the GBP is the lesser of
(a) 7% of the GBA; or (b) the RBA. If you withdrawal less than the GBP in a contract year, there is no carry over to the next contract year.

REMAINING BENEFIT PAYMENT
Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.


--------------------------------------------------------------------------------
 164  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.

Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)
You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

- if you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;

- if you take any withdrawals during the first three years, the annual elective step up will not be available until the third contract anniversary;

- if you step up but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal processing discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

- you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

RIDER A: You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:

- The effective date of the elective step up is the valuation date we receive your written request to step up.

- The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.

- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.

RIDER B: You may only step up if your contract anniversary value is greater than the RBA. The elective step up will be determined as follows:

- The effective date of the elective step up is the contract anniversary.

- The RBA will be increased to an amount equal to the contract anniversary value.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract anniversary value.

- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)
Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP and RBP, and may extend the payment period or increase allowable payment.


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              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  165

The annual step up is subject to the following rules:

- The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

- If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the first three years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

- You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

The annual step up will be determined as follows:

- The RBA will be increased to an amount equal to the contract value on the step up date.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

- The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

- The RBP will be reset as follows:

  (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP
If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

RIDER A: A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

RIDER B: A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up. Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid.


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 166  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION
Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO
If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

- you will be paid according to the annuity payout option described above;

- we will no longer accept additional purchase payments;

- you will no longer be charged for the rider;

- any attached death benefit riders will terminate; and

- the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor(SM) Withdrawal Benefit rider and the contract will terminate.

EXAMPLE OF THE GUARANTOR WITHDRAWAL BENEFIT (APPLIES TO RIDER A AND RIDER B)

ASSUMPTION:
- You purchase the contract with a payment of $100,000.

  The Guaranteed Benefit Amount (GBA) equals your purchase payment:       $100,000
  The Guaranteed Benefit Payment (GBP) equals 7% of your GBA:
     0.07 x $100,000 =                                                    $  7,000
  The Remaining Benefit Amount (RBA) equals your purchase payment:        $100,000
  On the first contract anniversary the contract value grows to
  $110,000. You decide to step up your benefit.
  The RBA equals 100% of your contract value:                             $110,000
  The GBA equals 100% of your contract value:                             $110,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 x $110,000 =                                                    $  7,700
  During the fourth contract year you decide to take a partial withdrawal of $7,700.
  You took a partial withdrawal equal to your GBP, so your RBA equals the prior RBA less the amount of the partial withdrawal:
     $110,000 - $7,700 =                                                  $102,300
  The GBA equals the GBA immediately prior to the partial withdrawal:     $110,000
  The GBP equals 7% of your GBA:
     0.07 x $110,000 =                                                    $  7,700
  On the fourth contract anniversary you make an additional purchase payment of $50,000.
  The new RBA for the contract is equal to your prior RBA plus 100% of the additional purchase payment:
     $102,300 + $50,000 =                                                 $152,300
  The new GBA for the contract is equal to your prior GBA plus 100% of the additional purchase payment:
     $110,000 + $50,000 =                                                 $160,000


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              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  167

  The new GBP for the contract is equal to your prior GBP plus 7% of the additional purchase payment:
     $7,700 + $3,500 =                                                    $ 11,200
  On the fifth contract anniversary your contract value grows to
  $200,000. You decide to step up your benefit.
  The RBA equals 100% of your contract value:                             $200,000
  The GBA equals 100% of your contract value:                             $200,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 x $200,000 =                                                    $ 14,000
  During the seventh contract year your contract value grows to
  $230,000. You decide to take a partial withdrawal of $20,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:
     (1) your contract value immediately following the partial
           withdrawal;
           $230,000 - $20,000 =                                           $210,000
     OR
     (2) your prior RBA less the amount of the partial withdrawal.
           $200,000 - $20,000 =                                           $180,000
  Reset RBA = lesser of (1) or (2) =                                      $180,000
  The GBA gets reset to the lesser of:
     (1) your prior GBA                                                   $200,000
     OR
     (2) your contract value immediately following the partial
           withdrawal;
           $230,000 - $20,000 =                                           $210,000
  Reset GBA = lesser of (1) or (2) =                                      $200,000
  The Reset GBP is equal to 7% of your Reset GBA:
     0.07 x $200,000 =                                                    $ 14,000
  During the eight contract year your contract value falls to
  $175,000. You decide to take a partial withdrawal of $25,000. You took more than your GBP of $14,000 so your RBA gets reset to the lesser of:
     (1) your contract value immediately following the partial
          withdrawal;
          $175,000 - $25,000 =                                            $150,000
     OR
     (2) your prior RBA less the amount of the partial withdrawal.
           $180,000 - $25,000 =                                           $155,000
  Reset RBA = lesser of (1) or (2) =                                      $150,000
  The GBA gets reset to the lesser of:
     (1) your prior GBA;                                                  $200,000
     OR
     (2) your contract value immediately following the partial
           withdrawal;
           $175,000 - $25,000 =                                           $150,000
  Reset GBA = lesser of (1) or (2) =                                      $150,000
  The Reset GBP is equal to 7% of your Reset GBA:
     0.07 x $150,000 =                                                    $ 10,500




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 168  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX K: INCOME ASSURER BENEFIT RIDERS


INCOME ASSURER BENEFIT RIDERS
The following three optional Income Assurer Benefit riders were available under your contract if you purchased your contract prior to May 1, 2007. These riders are no longer available for purchase.

- Income Assurer Benefit - MAV;

- Income Assurer Benefit - 5% Accumulation Benefit Base; or

- Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base.

The Income Assurer Benefit riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.

The general information in this section applies to each Income Assurer Benefit rider.

HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER BENEFIT RIDERS IN THE SECTIONS BELOW:

GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit. Your annuitization payout will never be less than that provided by your contract value.

EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under contract data and will include the RiverSource Variable
Portfolio - Cash Management Fund and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded investment options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit - 5% Accumulation Benefit Base and the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base.

EXCLUDED PAYMENTS: These are purchase payments paid in the last five years before exercise of the benefit, which we reserve the right to exclude from the calculation of the guaranteed income benefit base.

PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:


(a) is the ratio of the amount of the partial withdrawal (including any surrender charges or MVA) to the contract value on the date of (but prior
    to) the partial withdrawal; and


(b) is the benefit on the date of (but prior to) the partial withdrawal.

PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as Excluded Investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit - 5% Accumulation Benefit Base and the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base.

WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your model portfolio to one that causes the rider charge to increase.

THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER BENEFIT:

EXERCISING THE RIDER
Rider exercise conditions are:

- you may only exercise the Income Assurer Benefit rider within 30 days after any contract anniversary following the expiration of the waiting period;


- the annuitant on the annuitization start date must be between 50 to 86 years old; and



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              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  169

- you can only take an annuity payment in one of the following annuity payout plans:

  Plan A -- Life Annuity - No Refund;

  Plan B -- Life Annuity with Ten or Twenty Years Certain;

  Plan D -- Joint and Last Survivor Life Annuity - No Refund;
            Joint and Last Survivor Life Annuity with Twenty Years Certain; or

  Plan E -- Twenty Years Certain.

After the expiration of the waiting period, the Income Assurer Benefit rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payout or a combination of the two options.

If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. EXCEPTION: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.

- If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.

- If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.

Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate for contracts purchased on or after May 1, 2006 and if available in your state.(1) These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables"). Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

Pt-1 (1 + i)
------------  = Pt
    1.05



Pt-1  = prior annuity payout
Pt    = current annuity payout
i     = annualized subaccount performance


Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

(1) For all other contracts, the guaranteed annuity purchase rates are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate.

TERMINATING THE RIDER
Rider termination conditions are:

- you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

- you may terminate the rider any time after the expiration of the waiting period;


- the rider will terminate on the date you make a full surrender from the contract, on the annuitization start date, or on the date that a death benefit is payable; and


- the rider will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.


- when a beneficiary elects an alternative payment plan which is an inherited IRA, the rider will terminate.


* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit rider before this time, your benefits will continue according to the annuity payout plan you have selected.


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 170  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT RIDERS DESCRIBED BELOW:

INCOME ASSURER BENEFIT - MAV
The guaranteed income benefit base for the Income Assurer Benefit - MAV is the greater of these three values:

1. contract value; or


2. the total purchase payments made to the contract minus proportionate adjustments for partial surrenders; or


3. the maximum anniversary value.

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

  (a) current contract value; or


  (b) total payments made to the contract minus proportionate adjustments for partial surrenders.


Thereafter, we increase the MAV by any additional purchase payments and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:
1. contract value less the market value adjusted excluded payments; or


2. total purchase payments, less excluded payments, less proportionate adjustments for partial surrenders; or


3. the MAV, less market value adjusted excluded payments.


MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, any credits, and partial surrenders occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.


INCOME ASSURER BENEFIT - 5% ACCUMULATION BENEFIT BASE
The guaranteed income benefit base for the Income Assurer Benefit - 5% Accumulation Benefit Base is the greater of these three values:

1. contract value; or


2. the total purchase payments made to the contract minus proportionate adjustments for partial surrenders; or


3. the 5% variable account floor.

5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.

The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

- the total purchase payments made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus

- an amount equal to 5% of your initial purchase payment allocated to the protected investment options.


On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments to or withdrawal or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and subtracting adjusted surrenders and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.


The amount of purchase payment surrendered from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:


  (a) is the amount of purchase payment in the investment options being withdrawn or transferred on the date of but prior to the current surrender or transfer; and



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              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  171

  (b) is the ratio of the amount of the transfer or surrender to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current surrender or transfer.


The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.


Adjusted surrenders and adjusted transfers for the variable account floor are equal to the amount of the surrender or transfer from the protected investment options as long as the sum of the surrenders and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.



If the current surrender or transfer from the protected investment options plus the sum of all prior surrenders and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times
(c)] where:



  (a) is the roll-up amount from the prior contract anniversary less the sum of any surrenders and transfers made from the protected investment options in the current policy year but prior to the current surrender or transfer. However, (a) can not be less than zero; and



  (b) is the variable account floor on the date of (but prior to) the current surrender or transfer from the protected investment options less the value from (a); and



  (c) is the ratio of [the amount of the current surrender (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current surrender or transfer from the protected investment options less the value from (a)].


IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:
1. contract value less the market value adjusted excluded payments (described above); or


2. total purchase payments, less excluded payments, less proportionate adjustments for partial surrenders; or


3. the 5% variable account floor, less 5% adjusted excluded payments.

5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment and any credit accumulated at 5% for the number of full contract years they have been in the contract.

INCOME ASSURER BENEFIT - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE
The guaranteed income benefit base for the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:

1. the contract value;


2. the total purchase payments made to the contract minus proportionate adjustments for partial surrenders;


3. the MAV (described above); or

4. the 5% variable account floor (described above).

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:
1. contract value less the market value adjusted excluded payments (described above);

2. total purchase payments, less excluded payments, less proportionate adjustments for partial withdrawals;

3. the MAV, less market value adjusted excluded payments (described above); or

4. the 5% Variable Account Floor, less 5% adjusted excluded payments (described above).

EXAMPLES OF THE INCOME ASSURER BENEFIT RIDERS
The purpose of these following examples is to illustrate the operation of the Income Assurer Benefit Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "protected investment options") and the fees and charges that apply to your contract.


--------------------------------------------------------------------------------
 172  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.

Remember that the riders require you to choose a Portfolio Navigator asset allocation model portfolio. The riders are intended to offer protection against market volatility in the subaccounts (protected investment options). Some Portfolio Navigator model portfolios include protected investment options and excluded investment options (RiverSource Variable Portfolio - Cash Management Fund, and if available under the contract, GPAs and/or the one-year fixed account). Excluded investment options are not included in calculating the 5% variable account floor under the Income Assurer Benefit - 5% Accumulation Benefit Base rider and the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in Portfolio Navigator model portfolios.

ASSUMPTIONS:
- You purchase the contract during the 2006 calendar year with a payment of $100,000; and

- you invest all contract value in the subaccounts (protected investment options); and

- you make no additional purchase payments, partial surrenders or changes in model portfolio; and

- the annuitant is male and age 55 at contract issue; and

- the joint annuitant is female and age 55 at contract issue.


EXAMPLE -- INCOME ASSURER BENEFIT - MAV

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                ASSUMED                            MAXIMUM             GUARANTEED
  CONTRACT     CONTRACT        PURCHASE          ANNIVERSARY             INCOME
ANNIVERSARY      VALUE         PAYMENTS        VALUE (MAV)(1)    BENEFIT BASE - MAV(2)
--------------------------------------------------------------------------------------
      1        $108,000        $100,000           $108,000              $108,000
      2         125,000            none            125,000               125,000
      3         132,000            none            132,000               132,000
      4         150,000            none            150,000               150,000
      5          85,000            none            150,000               150,000
      6         121,000            none            150,000               150,000
      7         139,000            none            150,000               150,000
      8         153,000            none            153,000               153,000
      9         140,000            none            153,000               153,000
     10         174,000            none            174,000               174,000
     11         141,000            none            174,000               174,000
     12         148,000            none            174,000               174,000
     13         208,000            none            208,000               208,000
     14         198,000            none            208,000               208,000
     15         203,000            none            208,000               208,000
--------------------------------------------------------------------------------------


(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.


--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  173

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                     STANDARD PROVISIONS                                  IAB - MAV PROVISIONS
               -------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)            OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY        ASSUMED         PLAN B - LIFE WITH      PLAN B - LIFE WITH       IAB - MAV       PLAN B - LIFE WITH
AT EXERCISE    CONTRACT VALUE     10 YEARS CERTAIN(2)     10 YEARS CERTAIN(2)     BENEFIT BASE     10 YEARS CERTAIN(2)
----------------------------------------------------------------------------------------------------------------------
     10           $174,000             $  772.56               $  774.30            $174,000            $  772.56
     11            141,000                641.55                  642.96             174,000               791.70
     12            148,000                691.16                  692.64             174,000               812.58
     13            208,000                996.32                  998.40             208,000               996.32
     14            198,000                974.16                  976.14             208,000             1,023.36
     15            203,000              1,025.15                1,027.18             208,000             1,050.40
----------------------------------------------------------------------------------------------------------------------
                    IAB - MAV
                    PROVISIONS
               -------------------
  CONTRACT         OLD TABLE(1)
ANNIVERSARY     PLAN B - LIFE WITH
AT EXERCISE    10 YEARS CERTAIN(2)
----------------------------------
     10             $  774.30
     11                793.44
     12                814.32
     13                998.40
     14              1,025.44
     15              1,052.48
----------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                      STANDARD PROVISIONS                                   IAB - MAV PROVISIONS
               ---------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)             OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY        ASSUMED           PLAN D - LAST            PLAN D - LAST          IAB - MAV         PLAN D - LAST
AT EXERCISE    CONTRACT VALUE    SURVIVOR NO REFUND(2)    SURVIVOR NO REFUND(2)    BENEFIT BASE    SURVIVOR NO REFUND(2)
------------------------------------------------------------------------------------------------------------------------
     10           $174,000              $629.88                  $622.92             $174,000             $629.88
     11            141,000               521.70                   516.06              174,000              643.80
     12            148,000               559.44                   553.52              174,000              657.72
     13            208,000               807.04                   796.64              208,000              807.04
     14            198,000               786.06                   778.14              208,000              825.76
     15            203,000               826.21                   818.09              208,000              846.56
------------------------------------------------------------------------------------------------------------------------
                IAB - MAV PROVISIONS
               ---------------------
  CONTRACT          OLD TABLE(1)
ANNIVERSARY        PLAN D - LAST
AT EXERCISE    SURVIVOR NO REFUND(2)
------------------------------------
     10               $622.92
     11                636.84
     12                650.76
     13                796.64
     14                817.44
     15                838.24
------------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


--------------------------------------------------------------------------------
 174  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- INCOME ASSURER BENEFIT - 5% ACCUMULATION BENEFIT BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                      GUARANTEED
                                                                        INCOME
                ASSUMED                                             BENEFIT BASE -
  CONTRACT     CONTRACT        PURCHASE        5% ACCUMULATION     5% ACCUMULATION
ANNIVERSARY      VALUE         PAYMENTS        BENEFIT BASE(1)     BENEFIT BASE(2)
----------------------------------------------------------------------------------
      1        $108,000        $100,000            $105,000            $108,000
      2         125,000            none             110,250             125,000
      3         132,000            none             115,763             132,000
      4         150,000            none             121,551             150,000
      5          85,000            none             127,628             127,628
      6         121,000            none             134,010             134,010
      7         139,000            none             140,710             140,710
      8         153,000            none             147,746             153,000
      9         140,000            none             155,133             155,133
     10         174,000            none             162,889             174,000
     11         141,000            none             171,034             171,034
     12         148,000            none             179,586             179,586
     13         208,000            none             188,565             208,000
     14         198,000            none             197,993             198,000
     15         203,000            none             207,893             207,893
----------------------------------------------------------------------------------


(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                     STANDARD PROVISIONS                                 IAB - 5% RF PROVISIONS
               -------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)            OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY        ASSUMED         PLAN B - LIFE WITH      PLAN B - LIFE WITH      IAB - 5% RF      PLAN B - LIFE WITH
AT EXERCISE    CONTRACT VALUE     10 YEARS CERTAIN(2)     10 YEARS CERTAIN(2)     BENEFIT BASE     10 YEARS CERTAIN(2)
----------------------------------------------------------------------------------------------------------------------
     10           $174,000             $  772.56               $  774.30            $174,000            $  772.56
     11            141,000                641.55                  642.96             171,034               778.20
     12            148,000                691.16                  692.64             179,586               838.66
     13            208,000                996.32                  998.40             208,000               996.32
     14            198,000                974.16                  976.14             198,000               974.16
     15            203,000              1,025.15                1,027.18             207,893             1,049.86
----------------------------------------------------------------------------------------------------------------------
                   IAB - 5% RF
                    PROVISIONS
               -------------------
  CONTRACT         OLD TABLE(1)
ANNIVERSARY     PLAN B - LIFE WITH
AT EXERCISE    10 YEARS CERTAIN(2)
----------------------------------
     10             $  774.30
     11                779.91
     12                840.46
     13                998.40
     14                976.14
     15              1,051.94
----------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.


--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  175

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D -- Joint and Last Survivor Life Annuity -- No Refund would be:

                                      STANDARD PROVISIONS                                  IAB - 5% RF PROVISIONS
               ---------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)             OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY        ASSUMED           PLAN D - LAST            PLAN D - LAST         IAB - 5% RF        PLAN D - LAST
AT EXERCISE    CONTRACT VALUE    SURVIVOR NO REFUND(2)    SURVIVOR NO REFUND(2)    BENEFIT BASE    SURVIVOR NO REFUND(2)
------------------------------------------------------------------------------------------------------------------------
     10           $174,000              $629.88                  $622.92             $174,000             $629.88
     11            141,000               521.70                   516.06              171,034              632.83
     12            148,000               559.44                   553.52              179,586              678.83
     13            208,000               807.04                   796.64              208,000              807.04
     14            198,000               786.06                   778.14              198,000              786.06
     15            203,000               826.21                   818.09              207,893              846.12
------------------------------------------------------------------------------------------------------------------------
                    IAB - 5% RF
                     PROVISIONS
               ---------------------
  CONTRACT          OLD TABLE(1)
ANNIVERSARY        PLAN D - LAST
AT EXERCISE    SURVIVOR NO REFUND(2)
------------------------------------
     10               $622.92
     11                625.98
     12                671.65
     13                796.64
     14                778.14
     15                837.81
------------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


EXAMPLE -- INCOME ASSURER BENEFIT - GREATER OF MAV OR 5% ACCUMULATION BENEFIT
BASE

Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                       GUARANTEED
                                                                                         INCOME
                                                                                     BENEFIT BASE -
                                                                                       GREATER OF
                ASSUMED                        MAXIMUM                                 MAV OR 5%
  CONTRACT     CONTRACT       PURCHASE       ANNIVERSARY       5% ACCUMULATION        ACCUMULATION
ANNIVERSARY      VALUE        PAYMENTS         VALUE(1)        BENEFIT BASE(1)      BENEFIT BASE(2)
---------------------------------------------------------------------------------------------------
      1        $108,000       $100,000         $108,000            $105,000             $108,000
      2         125,000           none          125,000             110,250              125,000
      3         132,000           none          132,000             115,763              132,000
      4         150,000           none          150,000             121,551              150,000
      5          85,000           none          150,000             127,628              150,000
      6         121,000           none          150,000             134,010              150,000
      7         139,000           none          150,000             140,710              150,000
      8         153,000           none          153,000             147,746              153,000
      9         140,000           none          153,000             155,133              155,133
     10         174,000           none          174,000             162,889              174,000
     11         141,000           none          174,000             171,034              174,000
     12         148,000           none          174,000             179,586              179,586
     13         208,000           none          208,000             188,565              208,000
     14         198,000           none          208,000             197,993              208,000
     15         203,000           none          208,000             207,893              208,000
---------------------------------------------------------------------------------------------------


(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.


--------------------------------------------------------------------------------
 176  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                     STANDARD PROVISIONS                                  IAB - MAX PROVISIONS
               -------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)            OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY        ASSUMED         PLAN B - LIFE WITH      PLAN B - LIFE WITH       IAB - MAX       PLAN B - LIFE WITH
AT EXERCISE    CONTRACT VALUE     10 YEARS CERTAIN(2)     10 YEARS CERTAIN(2)     BENEFIT BASE     10 YEARS CERTAIN(2)
----------------------------------------------------------------------------------------------------------------------
     10           $174,000             $  772.56               $  774.30            $174,000            $  772.56
     11            141,000                641.55                  642.96             174,000               791.70
     12            148,000                691.16                  692.64             179,586               838.66
     13            208,000                996.32                  998.40             208,000               996.32
     14            198,000                974.16                  976.14             208,000             1,023.36
     15            203,000              1,025.15                1,027.18             208,000             1,050.40
----------------------------------------------------------------------------------------------------------------------
                    IAB - MAX
                    PROVISIONS
               -------------------
  CONTRACT         OLD TABLE(1)
ANNIVERSARY     PLAN B - LIFE WITH
AT EXERCISE    10 YEARS CERTAIN(2)
----------------------------------
     10             $  774.30
     11                793.44
     12                840.46
     13                998.40
     14              1,025.44
     15              1,052.48
----------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND
If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                      STANDARD PROVISIONS                                  IAB -- MAX PROVISIONS
               ---------------------------------------------------------------------------------------------------------

  CONTRACT                            NEW TABLE(1)             OLD TABLE(1)                             NEW TABLE(1)
ANNIVERSARY        ASSUMED           PLAN D - LAST            PLAN D - LAST          IAB - MAX         PLAN D - LAST
AT EXERCISE    CONTRACT VALUE    SURVIVOR NO REFUND(2)    SURVIVOR NO REFUND(2)    BENEFIT BASE    SURVIVOR NO REFUND(2)
------------------------------------------------------------------------------------------------------------------------
     10           $174,000              $629.88                  $622.92             $174,000             $629.88
     11            141,000               521.70                   516.06              174,000              643.80
     12            148,000               559.44                   553.52              179,586              678.83
     13            208,000               807.04                   796.64              208,000              807.04
     14            198,000               786.06                   778.14              208,000              825.76
     15            203,000               826.21                   818.09              208,000              846.56
------------------------------------------------------------------------------------------------------------------------
               IAB -- MAX PROVISIONS
               ---------------------
  CONTRACT          OLD TABLE(1)
ANNIVERSARY        PLAN D - LAST
AT EXERCISE    SURVIVOR NO REFUND(2)
------------------------------------
     10               $622.92
     11                636.84
     12                671.65
     13                796.64
     14                817.44
     15                838.24
------------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  177

APPENDIX L : ACCUMULATION PROTECTOR RIDER DISCLOSURE



ACCUMULATION PROTECTOR BENEFIT RIDER


The Accumulation Protector Benefit rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:



------------------------------------------------------------------------------------------------
                                                  THEN YOUR ACCUMULATION PROTECTOR BENEFIT RIDER
ON THE BENEFIT DATE, IF:                          BENEFIT IS:
------------------------------------------------------------------------------------------------
The Minimum Contract Accumulation Value           The contract value is increased on the benefit
(defined below) as determined under the           date to equal the Minimum Contract
Accumulation Protector Benefit rider is           Accumulation Value as determined under the
greater than your contract value,                 Accumulation Protector Benefit rider on the
                                                  benefit date.
------------------------------------------------------------------------------------------------
The contract value is equal to or greater than    Zero; in this case, the Accumulation Protector
the Minimum Contract Accumulation Value as        Benefit rider ends without value and no
determined under the Accumulation Protector       benefit is payable.
Benefit rider,
------------------------------------------------------------------------------------------------




If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit rider will terminate without value and no benefits will be paid. EXCEPTION: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the valuation date your contract value reached zero.



If this rider is available in your state, you may elect the Accumulation Protector Benefit rider at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit rider may not be terminated once you have elected it except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted. The Accumulation Protector Benefit rider may not be purchased with the optional SecureSource, Guarantor Withdrawal Benefit for Life or the Guarantor Withdrawal Benefit riders or any Income Assurer Benefit rider. When the rider ends, you may be able to purchase another optional rider we then offer by written request received within 30 days of that contract anniversary date. The Accumulation Protector Benefit rider may not be available in all states.



You should consider whether an Accumulation Protector Benefit rider is appropriate for you because:



- you must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this rider before May 1, 2006, you must participate in the asset allocation program (see "Appendix J: Asset Allocation Program for Contracts Purchased Before May 1, 2006"), however, you may elect to participate in the Portfolio Navigator program. The Portfolio Navigator program and the asset allocation program limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the asset allocation model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider;



- you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider;



- if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial surrenders from your contract to satisfy the minimum distribution requirements of the Code (see "Taxes -- Qualified
  Annuities -- Required Minimum Distributions"). Partial surrenders, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;



- if you think you may surrender all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit rider, which is the length of the waiting period under the Accumulation Protector Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit rider may provide;



--------------------------------------------------------------------------------
 178  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

- the 10 year waiting period under the Accumulation Protector Benefit rider will restart if you exercise the Elective Step Up Option (described below) or your surviving spouse exercises the spousal continuation Elective Step Up (described below); and



- the 10 year waiting period under the Accumulation Protector Benefit rider may be restarted if you elect to change model portfolios to one that causes the Accumulation Protector Benefit rider charge to increase (see "Charges").



Be sure to discuss with your investment professional whether a Accumulation Protector Benefit rider is appropriate for your situation.


HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT:

BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.

MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.

ADJUSTMENTS FOR PARTIAL WITHDRAWALS: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying (a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b) is the MCAV on the date of (but immediately prior to) the partial withdrawal.

WAITING PERIOD: The waiting period for the rider is 10 years.

We reserve the right to restart the waiting period on the latest contract anniversary if you change your asset allocation model after we have exercised our rights to increase the rider charge for new contract owners, or if you change your asset allocation model after we have exercised our rights to charge a separate charge for each model.

Your initial MCAV is equal to your initial purchase payment and any purchase payment credit. It is increased by the amount of any subsequent purchase payments and any purchase payment credits received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.


AUTOMATIC STEP UP


On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:



1. 80% of the contract value on the contract anniversary; or



2. the MCAV immediately prior to the automatic step up.



The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.



The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).



ELECTIVE STEP UP OPTION


Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.



When you exercise the annual elective step up, we may be charging more for the Accumulation Protector Benefit rider at that time. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.



The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.



The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.



--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  179

SPOUSAL CONTINUATION


If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.



TERMINATING THE RIDER


The rider will terminate under the following conditions:



  The rider will terminate before the benefit date without paying a benefit on the date:



  - you take a full withdrawal; or



  - annuitization begins; or



  - the contract terminates as a result of the death benefit being paid; or



  - when a beneficiary elects an alternative payment plan which is an inherited IRA.



  The rider will terminate on the benefit date.



EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT RIDER



The following example shows how the Accumulation Benefit rider works based on hypothetical values. It is not intended to depict investment performance of the contract.



THE EXAMPLE ASSUMES:


- You purchase the contract (with the Accumulation Benefit rider) with a payment of $100,000. No purchase payment credit applies.



- You make no additional purchase payments.



- You do not exercise the Elective Step-up option.



- The Accumulation Benefit rider fee is 0.80%.




                 ASSUMED NET    PARTIAL SURRENDER     ADJUSTED                ACCUMULATION
END OF             RATE OF        (BEGINNING OF       PARTIAL                    BENEFIT
CONTRACT YEAR       RETURN            YEAR)          SURRENDER      MCAV         AMOUNT       CONTRACT VALUE

       1              12%             $    0           $    0     $100,000       $     0         $111,104

       2              15%                  0                0      101,398             0          126,747

       3               3%                  0                0      103,604             0          129,505

       4              -8%                  0                0      103,604             0          118,192

       5             -15%                  0                0      103,604             0           99,634

       6              20%              2,000            2,080      101,525             0          116,224

       7              15%                  0                0      106,071             0          132,588

       8             -10%                  0                0      106,071             0          118,375

       9             -20%              5,000            4,480      101,590             0           89,851

      10             -12%                  0                0      101,590        23,334           78,256





--------------------------------------------------------------------------------
 180  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX M: CONDENSED FINANCIAL INFORMATION

(Unaudited)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                   2008     2007     2006     2005     2004    2003    2002    2001    2000
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (07/31/2002)
Accumulation unit value at beginning of period        $1.56    $1.56    $1.41    $1.36   $1.24   $0.95   $1.00      --      --
Accumulation unit value at end of period              $0.74    $1.56    $1.56    $1.41   $1.36   $1.24   $0.95      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                2,882    2,554    2,791    3,249   1,479     220      70      --      --
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II
SHARES (03/01/2002)
Accumulation unit value at beginning of period        $1.28    $1.16    $1.12    $1.05   $1.00   $0.79   $1.00      --      --
Accumulation unit value at end of period              $0.72    $1.28    $1.16    $1.12   $1.05   $1.00   $0.79      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                3,856    4,110    3,472      324     329     238      --      --      --
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II
SHARES (08/30/2002)
Accumulation unit value at beginning of period        $1.89    $1.74    $1.52    $1.42   $1.25   $0.94   $1.00      --      --
Accumulation unit value at end of period              $0.98    $1.89    $1.74    $1.52   $1.42   $1.25   $0.94      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                  110      133      147      153     163      29      --      --      --
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES
(05/01/2007)
Accumulation unit value at beginning of period        $1.03    $1.00       --       --      --      --      --      --      --
Accumulation unit value at end of period              $0.72    $1.03       --       --      --      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                   17        9       --       --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II
SHARES (05/01/2007)
Accumulation unit value at beginning of period        $1.04    $1.00       --       --      --      --      --      --      --
Accumulation unit value at end of period              $0.61    $1.04       --       --      --      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                               25,377   13,924       --       --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II
SHARES (04/30/2004)
Accumulation unit value at beginning of period        $1.33    $1.24    $1.14    $1.08   $1.00      --      --      --      --
Accumulation unit value at end of period              $0.93    $1.33    $1.24    $1.14   $1.08      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                  664      808      912    1,051     427      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY
PORTFOLIO (CLASS B)* (09/26/2008)
Accumulation unit value at beginning of period        $1.00       --       --       --      --      --      --      --      --
Accumulation unit value at end of period              $0.82       --       --       --      --      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                    2       --       --       --      --      --      --      --      --
*AllianceBernstein VPS Balanced Shares Portfolio (Class B) merged into AllianceBernstein VPS Balanced Wealth Strategy
  Portfolio (Class B) on Sept. 26, 2008.
------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO
(CLASS B) (08/30/2002)
Accumulation unit value at beginning of period        $1.76    $1.50    $1.40    $1.38   $1.33   $0.94   $1.00      --      --
Accumulation unit value at end of period              $0.91    $1.76    $1.50    $1.40   $1.38   $1.33   $0.94      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                  100      107       16       16      16      15      --      --      --
------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO
(CLASS B) (08/30/2002)
Accumulation unit value at beginning of period        $1.65    $1.60    $1.39    $1.35   $1.24   $0.95   $1.00      --      --
Accumulation unit value at end of period              $0.96    $1.65    $1.60    $1.39   $1.35   $1.24   $0.95      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                   84      154      167      189     109      52       8      --      --
------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE
PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period        $1.89    $1.82    $1.37    $1.20   $1.00      --      --      --      --
Accumulation unit value at end of period              $0.87    $1.89    $1.82    $1.37   $1.20      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                               37,213   21,915   15,378    8,725   1,580      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II
(04/30/2004)
Accumulation unit value at beginning of period        $1.13    $1.05    $1.05    $1.05   $1.00      --      --      --      --
Accumulation unit value at end of period              $1.09    $1.13    $1.05    $1.05   $1.05      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                               14,852   23,568   25,472   20,290   3,919      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II
(04/30/2004)
Accumulation unit value at beginning of period        $1.77    $1.53    $1.24    $1.12   $1.00      --      --      --      --
Accumulation unit value at end of period              $0.96    $1.77    $1.53    $1.24   $1.12      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                    7        7        5       --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  181

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                   2008     2007     2006     2005     2004    2003    2002    2001    2000
------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II
(05/01/2007)
Accumulation unit value at beginning of period        $0.90    $1.00       --       --      --      --      --      --      --
Accumulation unit value at end of period              $0.67    $0.90       --       --      --      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                    6        9       --       --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II
(04/30/2004)
Accumulation unit value at beginning of period        $1.20    $1.01    $1.06    $1.06   $1.00      --      --      --      --
Accumulation unit value at end of period              $0.69    $1.20    $1.01    $1.06   $1.06      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                7,837    8,361   23,813    6,935   1,154      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (04/30/2004)
Accumulation unit value at beginning of period        $1.22    $1.31    $1.12    $1.09   $1.00      --      --      --      --
Accumulation unit value at end of period              $0.88    $1.22    $1.31    $1.12   $1.09      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                   77       74       88       26      18      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B
(04/28/2006)
Accumulation unit value at beginning of period        $1.07    $1.07    $1.00       --      --      --      --      --      --
Accumulation unit value at end of period              $0.79    $1.07    $1.07       --      --      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                3,351    4,145    9,940       --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES,
CLASS A (05/01/2007)
Accumulation unit value at beginning of period        $1.12    $1.00       --       --      --      --      --      --      --
Accumulation unit value at end of period              $0.67    $1.12       --       --      --      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                               52,069   30,376       --       --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND,
VARIABLE SERIES, CLASS B (05/01/2007)
Accumulation unit value at beginning of period        $1.13    $1.00       --       --      --      --      --      --      --
Accumulation unit value at end of period              $0.57    $1.13       --       --      --      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                   20       17       --       --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES,
CLASS B (04/30/2004)
Accumulation unit value at beginning of period        $1.36    $1.42    $1.21    $1.17   $1.00      --      --      --      --
Accumulation unit value at end of period              $0.96    $1.36    $1.42    $1.21   $1.17      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                               28,150   20,212       23        4       2      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY
PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of period        $1.10    $1.00       --       --      --      --      --      --      --
Accumulation unit value at end of period              $0.72    $1.10       --       --      --      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                  140      135       --       --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK
PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period        $1.28    $1.28    $1.21    $1.13   $1.00      --      --      --      --
Accumulation unit value at end of period              $0.75    $1.28    $1.28    $1.21   $1.13      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                   20       19       22       15      13      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH
PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period        $1.20    $1.07    $1.05    $1.03   $1.00      --      --      --      --
Accumulation unit value at end of period              $0.70    $1.20    $1.07    $1.05   $1.03      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                3,051    3,154    7,113    2,763     500      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION
PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period        $1.26    $1.20    $1.05    $1.03   $1.00      --      --      --      --
Accumulation unit value at end of period              $0.87    $1.26    $1.20    $1.05   $1.03      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                   14        1        1        1       1      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY
PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period        $1.09    $1.00       --       --      --      --      --      --      --
Accumulation unit value at end of period              $0.62    $1.09       --       --      --      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                   17       18       --       --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE
PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period        $1.54    $1.51    $1.25    $1.14   $1.00      --      --      --      --
Accumulation unit value at end of period              $0.95    $1.54    $1.51    $1.25   $1.14      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                   66      115       87       57       9      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND
(05/01/2007)
Accumulation unit value at beginning of period        $0.98    $1.00       --       --      --      --      --      --      --
Accumulation unit value at end of period              $0.70    $0.98       --       --      --      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                               22,672   16,330       --       --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE
CLASS 2 (08/30/2002)
Accumulation unit value at beginning of period        $2.00    $1.74    $1.58    $1.38   $1.22   $0.97   $1.00      --      --
Accumulation unit value at end of period              $1.13    $2.00    $1.74    $1.58   $1.38   $1.22   $0.97      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                               47,719   43,300   45,089   16,531   3,067     152      --      --      --
------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 182  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                   2008     2007     2006     2005     2004    2003    2002    2001    2000
------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2
(03/01/2002)
Accumulation unit value at beginning of period        $1.29    $1.04    $0.99    $0.96   $0.94   $0.73   $1.00      --      --
Accumulation unit value at end of period              $0.67    $1.29    $1.04    $0.99   $0.96   $0.94   $0.73      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                  129      305      368      324     327      68      --      --      --
------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO
SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period        $1.08    $1.06    $1.03    $1.03   $1.00      --      --      --      --
Accumulation unit value at end of period              $1.03    $1.08    $1.06    $1.03   $1.03      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                               40,566   40,253   12,953    8,188   1,336      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2
(05/01/2001)
Accumulation unit value at beginning of period        $2.27    $2.00    $1.81    $1.56   $1.27   $0.94   $1.06   $1.00      --
Accumulation unit value at end of period              $1.35    $2.27    $2.00    $1.81   $1.56   $1.27   $0.94   $1.06      --
Number of accumulation units outstanding at end of
  period (000 omitted)                               18,330   11,091    7,570    3,100   1,208     722     290      13      --
------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2
(04/30/2004)
Accumulation unit value at beginning of period        $1.71    $1.49    $1.28    $1.10   $1.00      --      --      --      --
Accumulation unit value at end of period              $0.94    $1.71    $1.49    $1.28   $1.10      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                4,814    4,416    4,843    4,036   1,573      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2
(03/03/2000)
Accumulation unit value at beginning of period        $1.65    $1.61    $1.39    $1.39   $1.24   $0.96   $0.98   $0.99   $1.00
Accumulation unit value at end of period              $1.14    $1.65    $1.61    $1.39   $1.39   $1.24   $0.96   $0.98   $0.99
Number of accumulation units outstanding at end of
  period (000 omitted)                                2,501    3,051    2,743    2,554   2,119   1,118     777     413     157
------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES
FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period        $1.22    $1.28    $1.11    $1.09   $1.00      --      --      --      --
Accumulation unit value at end of period              $0.88    $1.22    $1.28    $1.11   $1.09      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                  142      160       63       38      14      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES
FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period        $0.63    $0.57    $0.54    $0.52   $0.48   $0.35   $0.50   $0.60   $1.00
Accumulation unit value at end of period              $0.36    $0.63    $0.57    $0.54   $0.52   $0.48   $0.35   $0.50   $0.60
Number of accumulation units outstanding at end of
  period (000 omitted)                                1,058    1,427    1,612    1,719   1,992   1,273   1,008     617     120
------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2
(03/03/2000)
Accumulation unit value at beginning of period        $1.78    $1.75    $1.50    $1.38   $1.25   $1.01   $1.17   $1.11   $1.00
Accumulation unit value at end of period              $1.10    $1.78    $1.75    $1.50   $1.38   $1.25   $1.01   $1.17   $1.11
Number of accumulation units outstanding at end of
  period (000 omitted)                                1,878    2,787    9,197    2,844   3,112     870     324      24       6
------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL BOND SECURITIES
FUND - CLASS 2 (04/30/2004)
(PREVIOUSLY FTVIPT TEMPLETON GLOBAL INCOME
SECURITIES FUND - CLASS 2)
Accumulation unit value at beginning of period        $1.34    $1.23    $1.11    $1.16   $1.00      --      --      --      --
Accumulation unit value at end of period              $1.40    $1.34    $1.23    $1.11   $1.16      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                               32,433   35,814   23,082    7,734   1,493      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2
(04/30/2004)
Accumulation unit value at beginning of period        $1.45    $1.44    $1.20    $1.12   $1.00      --      --      --      --
Accumulation unit value at end of period              $0.82    $1.45    $1.44    $1.20   $1.12      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                  311      510      376      226     177      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE
FUND - INSTITUTIONAL SHARES (03/03/2000)
Accumulation unit value at beginning of period        $2.93    $2.88    $2.53    $2.28   $1.84   $1.46   $1.56   $1.41   $1.00
Accumulation unit value at end of period              $1.81    $2.93    $2.88    $2.53   $2.28   $1.84   $1.46   $1.56   $1.41
Number of accumulation units outstanding at end of
  period (000 omitted)                               11,967   11,638    9,377    4,128   1,284     550     386     321      60
------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY
FUND - INSTITUTIONAL SHARES (03/03/2000)
Accumulation unit value at beginning of period        $0.98    $1.02    $0.92    $0.87   $0.77   $0.61   $0.79   $0.91   $1.00
Accumulation unit value at end of period              $0.61    $0.98    $1.02    $0.92   $0.87   $0.77   $0.61   $0.79   $0.91
Number of accumulation units outstanding at end of
  period (000 omitted)                                  492      587      636      956     816     519     391     286     102
------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES
(05/01/2007)
(PREVIOUSLY JANUS ASPEN SERIES LARGE CAP GROWTH
PORTFOLIO: SERVICE SHARES)
Accumulation unit value at beginning of period        $1.05    $1.00       --       --      --      --      --      --      --
Accumulation unit value at end of period              $0.62    $1.05       --       --      --      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                               54,012   36,050       --       --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH
PORTFOLIO, CLASS I (05/01/2007)
Accumulation unit value at beginning of period        $1.03    $1.00       --       --      --      --      --      --      --
Accumulation unit value at end of period              $0.60    $1.03       --       --      --      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                   27       10       --       --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  183

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                   2008     2007     2006     2005     2004    2003    2002    2001    2000
------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE
CLASS (04/30/2004)
Accumulation unit value at beginning of period        $1.27    $1.16    $1.10    $1.07   $1.00      --      --      --      --
Accumulation unit value at end of period              $0.78    $1.27    $1.16    $1.10   $1.07      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                   11       11       11       11      11      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS
(03/01/2002)
Accumulation unit value at beginning of period        $1.16    $1.15    $1.04    $1.00   $0.96   $0.73   $1.00      --      --
Accumulation unit value at end of period              $0.69    $1.16    $1.15    $1.04   $1.00   $0.96   $0.73      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                  101      141      155      155     138     107       1      --      --
------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS
(03/01/2002)
Accumulation unit value at beginning of period        $1.30    $1.28    $1.16    $1.15   $1.06   $0.93   $1.00      --      --
Accumulation unit value at end of period              $0.99    $1.30    $1.28    $1.16   $1.15   $1.06   $0.93      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                  661    1,039    1,095    1,130   1,184     348       7      --      --
------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS
(03/01/2002)
Accumulation unit value at beginning of period        $2.67    $2.13    $1.65    $1.44   $1.13   $0.85   $1.00      --      --
Accumulation unit value at end of period              $1.63    $2.67    $2.13    $1.65   $1.44   $1.13   $0.85      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                   66      103       85       72      63      37       9      --      --
------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE
SHARES (08/30/2002)
Accumulation unit value at beginning of period        $1.58    $1.41    $1.33    $1.29   $1.24   $0.97   $1.00      --      --
Accumulation unit value at end of period              $0.84    $1.58    $1.41    $1.33   $1.29   $1.24   $0.97      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                7,744    7,383    8,562    6,720   1,419      14      --      --      --
------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE
SHARES (05/01/2002)
Accumulation unit value at beginning of period        $1.71    $1.64    $1.42    $1.27   $1.08   $0.77   $1.00      --      --
Accumulation unit value at end of period              $1.00    $1.71    $1.64    $1.42   $1.27   $1.08   $0.77      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                  612      831      683      680     562     136      --      --      --
------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE
SHARES (07/31/2002)
Accumulation unit value at beginning of period        $1.86    $1.92    $1.70    $1.58   $1.35   $0.95   $1.00      --      --
Accumulation unit value at end of period              $1.14    $1.86    $1.92    $1.70   $1.58   $1.35   $0.95      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                  207      221      168      168     143      64      18      --      --
------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES
  (05/01/2002)
Accumulation unit value at beginning of period        $1.44    $1.34    $1.27    $1.26   $1.18   $1.03   $1.00      --      --
Accumulation unit value at end of period              $1.21    $1.44    $1.34    $1.27   $1.26   $1.18   $1.03      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                               47,806   44,474   21,466    9,445   2,076     137       5      --      --
------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS
(05/01/2007)
Accumulation unit value at beginning of period        $1.03    $1.00       --       --      --      --      --      --      --
Accumulation unit value at end of period              $0.85    $1.03       --       --      --      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                               46,677   37,481       --       --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB
SHARES (05/01/2002)
(PREVIOUSLY PUTNAM VT HEALTH SCIENCES FUND - CLASS
IB SHARES)
Accumulation unit value at beginning of period        $1.13    $1.15    $1.14    $1.02   $0.97   $0.84   $1.00      --      --
Accumulation unit value at end of period              $0.92    $1.13    $1.15    $1.14   $1.02   $0.97   $0.84      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                  123      136      162      175     177     188      73      --      --
------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB
SHARES (03/03/2000)
Accumulation unit value at beginning of period        $1.01    $0.95    $0.75    $0.68   $0.60   $0.47   $0.58   $0.75   $1.00
Accumulation unit value at end of period              $0.56    $1.01    $0.95    $0.75   $0.68   $0.60   $0.47   $0.58   $0.75
Number of accumulation units outstanding at end of
  period (000 omitted)                                1,134    1,511    1,624    1,716   1,786   1,760   1,350   1,244     708
------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES
(04/30/2004)
Accumulation unit value at beginning of period        $1.23    $1.44    $1.25    $1.18   $1.00      --      --      --      --
Accumulation unit value at end of period              $0.73    $1.23    $1.44    $1.25   $1.18      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                  340      355    5,948       89       5      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES
(03/03/2000)
Accumulation unit value at beginning of period        $0.58    $0.57    $0.55    $0.50   $0.43   $0.33   $0.48   $0.73   $1.00
Accumulation unit value at end of period              $0.31    $0.58    $0.57    $0.55   $0.50   $0.43   $0.33   $0.48   $0.73
Number of accumulation units outstanding at end of
  period (000 omitted)                                  550      632      916    1,031   1,143   1,270   1,246   1,676     814
------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE PARTNERS VARIABLE
PORTFOLIO - FUNDAMENTAL VALUE FUND (05/01/2007)
Accumulation unit value at beginning of period        $0.99    $1.00       --       --      --      --      --      --      --
Accumulation unit value at end of period              $0.60    $0.99       --       --      --      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                               45,483   28,284       --       --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE PARTNERS VARIABLE
PORTFOLIO - SELECT VALUE FUND (04/30/2004)
Accumulation unit value at beginning of period        $1.29    $1.24    $1.08    $1.10   $1.00      --      --      --      --
Accumulation unit value at end of period              $0.80    $1.29    $1.24    $1.08   $1.10      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                    7        7        8        8       2      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 184  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                   2008     2007     2006     2005     2004    2003    2002    2001    2000
------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE PARTNERS VARIABLE
PORTFOLIO - SMALL CAP VALUE FUND (05/01/2002)
Accumulation unit value at beginning of period        $1.45    $1.55    $1.31    $1.26   $1.07   $0.79   $1.00      --      --
Accumulation unit value at end of period              $0.98    $1.45    $1.55    $1.31   $1.26   $1.07   $0.79      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                               11,364   11,900   10,097    9,125   1,935      72      20      --      --
------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH
MANAGEMENT FUND* (03/01/2002)
Accumulation unit value at beginning of period        $1.03    $1.00    $0.97    $0.96   $0.97   $0.99   $1.00      --      --
Accumulation unit value at end of period              $1.03    $1.03    $1.00    $0.97   $0.96   $0.97   $0.99      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                8,230    5,476    2,192    1,151     399      76      --      --      --
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at Dec. 31, 2008 were
  (0.80%) and (0.80%), respectively.
------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED
BOND FUND (03/01/2002)
Accumulation unit value at beginning of period        $1.14    $1.10    $1.07    $1.07   $1.04   $1.01   $1.00      --      --
Accumulation unit value at end of period              $1.05    $1.14    $1.10    $1.07   $1.07   $1.04   $1.01      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                               77,286   67,959   33,990    1,077     842     152      40      --      --
------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED
EQUITY INCOME FUND (03/03/2000)
Accumulation unit value at beginning of period        $1.94    $1.83    $1.55    $1.39   $1.20   $0.86   $1.08   $1.08   $1.00
Accumulation unit value at end of period              $1.13    $1.94    $1.83    $1.55   $1.39   $1.20   $0.86   $1.08   $1.08
Number of accumulation units outstanding at end of
  period (000 omitted)                               55,414   35,371   27,624    9,764     608     392     325     144      40
------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC
EQUITY FUND (03/03/2000)
(PREVIOUSLY RVST RIVERSOURCE VARIABLE
PORTFOLIO - LARGE CAP EQUITY FUND)
Accumulation unit value at beginning of period        $0.81    $0.80    $0.70    $0.67   $0.65   $0.51   $0.67   $0.83   $1.00
Accumulation unit value at end of period              $0.46    $0.81    $0.80    $0.70   $0.67   $0.65   $0.51   $0.67   $0.83
Number of accumulation units outstanding at end of
  period (000 omitted)                               14,085   14,409   15,807   17,584   7,616      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (05/01/2006)
Accumulation unit value at beginning of period        $1.09    $1.02    $1.00       --      --      --      --      --      --
Accumulation unit value at end of period              $1.07    $1.09    $1.02       --      --      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                               34,578   35,149   26,599       --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD
BOND FUND (03/03/2000)
Accumulation unit value at beginning of period        $1.25    $1.25    $1.14    $1.12   $1.02   $0.83   $0.90   $0.87   $1.00
Accumulation unit value at end of period              $0.92    $1.25    $1.25    $1.14   $1.12   $1.02   $0.83   $0.90   $0.87
Number of accumulation units outstanding at end of
  period (000 omitted)                                5,601    6,703    8,935    4,144     855     325      80      90       8
------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - INCOME
OPPORTUNITIES FUND (06/01/2004)
Accumulation unit value at beginning of period        $1.19    $1.18    $1.11    $1.10   $1.00      --      --      --      --
Accumulation unit value at end of period              $0.95    $1.19    $1.18    $1.11   $1.10      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                               25,442   20,776    8,355        8      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP
GROWTH FUND (08/30/2002)
Accumulation unit value at beginning of period        $1.56    $1.40    $1.42    $1.31   $1.22   $1.02   $1.00      --      --
Accumulation unit value at end of period              $0.85    $1.56    $1.40    $1.42   $1.31   $1.22   $1.02      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                  643      597      708      735     335      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP
VALUE FUND (05/01/2007)
Accumulation unit value at beginning of period        $1.00    $1.00       --       --      --      --      --      --      --
Accumulation unit value at end of period              $0.54    $1.00       --       --      --      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                  136      136       --       --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500
INDEX FUND (04/30/2004)
Accumulation unit value at beginning of period        $1.30    $1.26    $1.11    $1.08   $1.00      --      --      --      --
Accumulation unit value at end of period              $0.81    $1.30    $1.26    $1.11   $1.08      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                  374      367      227      227     174      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S.
GOVERNMENT FUND (03/03/2000)
Accumulation unit value at beginning of period        $1.19    $1.15    $1.13    $1.13   $1.14   $1.14   $1.10   $1.05   $1.00
Accumulation unit value at end of period              $1.14    $1.19    $1.15    $1.13   $1.13   $1.14   $1.14   $1.10   $1.05
Number of accumulation units outstanding at end of
  period (000 omitted)                                7,345    6,207    5,084    3,085   1,544   1,019     864     413      65
------------------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND
(04/30/2004)
(PREVIOUSLY RVST RIVERSOURCE VARIABLE
PORTFOLIO - GROWTH FUND)
Accumulation unit value at beginning of period        $1.27    $1.25    $1.14    $1.07   $1.00      --      --      --      --
Accumulation unit value at end of period              $0.69    $1.27    $1.25    $1.14   $1.07      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                5,059    3,798       --       --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - LARGER-CAP
VALUE FUND (04/30/2004)
(PREVIOUSLY RVST RIVERSOURCE VARIABLE
PORTFOLIO - LARGE CAP VALUE FUND)
Accumulation unit value at beginning of period        $1.29    $1.32    $1.13    $1.10   $1.00      --      --      --      --
Accumulation unit value at end of period              $0.77    $1.29    $1.32    $1.13   $1.10      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                    3        2        3        3      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  185

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                   2008     2007     2006     2005     2004    2003    2002    2001    2000
------------------------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - EMERGING
MARKETS FUND (04/30/2004)
Accumulation unit value at beginning of period        $2.75    $2.02    $1.54    $1.17   $1.00      --      --      --      --
Accumulation unit value at end of period              $1.25    $2.75    $2.02    $1.54   $1.17      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                               16,976   10,106    9,010    5,172   1,070      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE
PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND
(04/30/2004)
Accumulation unit value at beginning of period        $1.73    $1.56    $1.28    $1.14   $1.00      --      --      --      --
Accumulation unit value at end of period              $1.01    $1.73    $1.56    $1.28   $1.14      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                   20       20       20       16       1      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK
PORTFOLIO, CLASS II SHARES (08/30/2002)
Accumulation unit value at beginning of period        $1.63    $1.70    $1.49    $1.45   $1.26   $0.98   $1.00      --      --
Accumulation unit value at end of period              $1.03    $1.63    $1.70    $1.49   $1.45   $1.26   $0.98      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                               43,373   36,774   36,888   18,912   3,700      73      --      --      --
------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS
II SHARES (05/01/2007)
Accumulation unit value at beginning of period        $0.85    $1.00       --       --      --      --      --      --      --
Accumulation unit value at end of period              $0.46    $0.85       --       --      --      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                               18,345    7,208       --       --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH PORTFOLIO, CLASS II
SHARES (05/01/2007)
Accumulation unit value at beginning of period        $1.12    $1.00       --       --      --      --      --      --      --
Accumulation unit value at end of period              $0.59    $1.12       --       --      --      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                    9        8       --       --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS
II SHARES (04/30/2004)
Accumulation unit value at beginning of period        $1.74    $2.14    $1.58    $1.37   $1.00      --      --      --      --
Accumulation unit value at end of period              $1.06    $1.74    $2.14    $1.58   $1.37      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                                  554      553      510      443     177      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (04/30/2004)
Accumulation unit value at beginning of period        $2.21    $1.94    $1.44    $1.20   $1.00      --      --      --      --
Accumulation unit value at end of period              $1.18    $2.21    $1.94    $1.44   $1.20      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                               19,452   10,278    8,406    4,181     858      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
WANGER USA (04/30/2004)
Accumulation unit value at beginning of period        $1.39    $1.34    $1.26    $1.15   $1.00      --      --      --      --
Accumulation unit value at end of period              $0.82    $1.39    $1.34    $1.26   $1.15      --      --      --      --
Number of accumulation units outstanding at end of
  period (000 omitted)                               17,008   13,828    7,563    5,332     946      --      --      --      --



VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                                                           2008    2007    2006    2005    2004
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period                                               $1.21   $1.22   $1.10   $1.07   $1.00
Accumulation unit value at end of period                                                     $0.57   $1.21   $1.22   $1.10   $1.07
Number of accumulation units outstanding at end of period (000 omitted)                         --      --       5       5       6
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period                                               $1.28   $1.17   $1.13   $1.06   $1.00
Accumulation unit value at end of period                                                     $0.72   $1.28   $1.17   $1.13   $1.06
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period                                               $1.45   $1.34   $1.18   $1.10   $1.00
Accumulation unit value at end of period                                                     $0.75   $1.45   $1.34   $1.18   $1.10
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                                               $1.02   $1.00      --      --      --
Accumulation unit value at end of period                                                     $0.71   $1.02      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                                               $1.04   $1.00      --      --      --
Accumulation unit value at end of period                                                     $0.60   $1.04      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)                         20      22      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period                                               $1.31   $1.22   $1.13   $1.07   $1.00
Accumulation unit value at end of period                                                     $0.91   $1.31   $1.22   $1.13   $1.07
Number of accumulation units outstanding at end of period (000 omitted)                         --      --       1       1       1
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 186  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                                           2008    2007    2006    2005    2004
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO (CLASS B)* (09/26/2008)
Accumulation unit value at beginning of period                                               $1.00      --      --      --      --
Accumulation unit value at end of period                                                     $0.82      --      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --      --      --
*AllianceBernstein VPS Balanced Shares Portfolio (Class B) merged into AllianceBernstein VPS Balanced Wealth Strategy Portfolio
  (Class B) on Sept. 26, 2008.
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (05/01/2007)
Accumulation unit value at beginning of period                                               $1.15   $1.00      --      --      --
Accumulation unit value at end of period                                                     $0.59   $1.15      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                                               $1.29   $1.26   $1.10   $1.07   $1.00
Accumulation unit value at end of period                                                     $0.75   $1.29   $1.26   $1.10   $1.07
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                                               $1.85   $1.80   $1.36   $1.19   $1.00
Accumulation unit value at end of period                                                     $0.85   $1.85   $1.80   $1.36   $1.19
Number of accumulation units outstanding at end of period (000 omitted)                         40      59      67      39       6
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                                               $1.11   $1.03   $1.04   $1.05   $1.00
Accumulation unit value at end of period                                                     $1.07   $1.11   $1.03   $1.04   $1.05
Number of accumulation units outstanding at end of period (000 omitted)                         19     141     224     126      22
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                                               $1.74   $1.50   $1.23   $1.11   $1.00
Accumulation unit value at end of period                                                     $0.94   $1.74   $1.50   $1.23   $1.11
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period                                               $0.89   $1.00      --      --      --
Accumulation unit value at end of period                                                     $0.66   $0.89      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (04/30/2004)
Accumulation unit value at beginning of period                                               $1.18   $1.00   $1.06   $1.06   $1.00
Accumulation unit value at end of period                                                     $0.67   $1.18   $1.00   $1.06   $1.06
Number of accumulation units outstanding at end of period (000 omitted)                         42      91     149      50      --
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                                               $1.20   $1.29   $1.11   $1.09   $1.00
Accumulation unit value at end of period                                                     $0.86   $1.20   $1.29   $1.11   $1.09
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (04/28/2006)
Accumulation unit value at beginning of period                                               $1.06   $1.06   $1.00      --      --
Accumulation unit value at end of period                                                     $0.78   $1.06   $1.06      --      --
Number of accumulation units outstanding at end of period (000 omitted)                          7      42      70      --      --
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2007)
Accumulation unit value at beginning of period                                               $1.12   $1.00      --      --      --
Accumulation unit value at end of period                                                     $0.66   $1.12      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)                         35      43      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2007)
Accumulation unit value at beginning of period                                               $1.13   $1.00      --      --      --
Accumulation unit value at end of period                                                     $0.57   $1.13      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (04/30/2004)
Accumulation unit value at beginning of period                                               $1.34   $1.40   $1.20   $1.16   $1.00
Accumulation unit value at end of period                                                     $0.94   $1.34   $1.40   $1.20   $1.16
Number of accumulation units outstanding at end of period (000 omitted)                         18      30      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of period                                               $1.10   $1.00      --      --      --
Accumulation unit value at end of period                                                     $0.71   $1.10      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  187

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                                           2008    2007    2006    2005    2004
----------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                                               $1.25   $1.26   $1.20   $1.13   $1.00
Accumulation unit value at end of period                                                     $0.73   $1.25   $1.26   $1.20   $1.13
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                                               $1.18   $1.06   $1.04   $1.03   $1.00
Accumulation unit value at end of period                                                     $0.68   $1.18   $1.06   $1.04   $1.03
Number of accumulation units outstanding at end of period (000 omitted)                          9      19      30      12      --
----------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                                               $1.24   $1.18   $1.04   $1.02   $1.00
Accumulation unit value at end of period                                                     $0.85   $1.24   $1.18   $1.04   $1.02
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES
(05/01/2007)
Accumulation unit value at beginning of period                                               $1.09   $1.00      --      --      --
Accumulation unit value at end of period                                                     $0.61   $1.09      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES
(04/30/2004)
Accumulation unit value at beginning of period                                               $1.51   $1.49   $1.24   $1.14   $1.00
Accumulation unit value at end of period                                                     $0.92   $1.51   $1.49   $1.24   $1.14
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning of period                                               $0.98   $1.00      --      --      --
Accumulation unit value at end of period                                                     $0.70   $0.98      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)                         27      13      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                                               $1.58   $1.37   $1.26   $1.10   $1.00
Accumulation unit value at end of period                                                     $0.88   $1.58   $1.37   $1.26   $1.10
Number of accumulation units outstanding at end of period (000 omitted)                         83     177     296     101       8
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                                               $1.37   $1.10   $1.06   $1.03   $1.00
Accumulation unit value at end of period                                                     $0.71   $1.37   $1.10   $1.06   $1.03
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                                               $1.06   $1.04   $1.03   $1.03   $1.00
Accumulation unit value at end of period                                                     $1.00   $1.06   $1.04   $1.03   $1.03
Number of accumulation units outstanding at end of period (000 omitted)                         65     166     215     115      19
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                                               $1.73   $1.53   $1.40   $1.21   $1.00
Accumulation unit value at end of period                                                     $1.02   $1.73   $1.53   $1.40   $1.21
Number of accumulation units outstanding at end of period (000 omitted)                         23      38      39      16      --
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                                               $1.68   $1.47   $1.27   $1.10   $1.00
Accumulation unit value at end of period                                                     $0.92   $1.68   $1.47   $1.27   $1.10
Number of accumulation units outstanding at end of period (000 omitted)                          1       2       5       6       5
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                                               $1.30   $1.29   $1.11   $1.12   $1.00
Accumulation unit value at end of period                                                     $0.90   $1.30   $1.29   $1.11   $1.12
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                                               $1.20   $1.26   $1.10   $1.09   $1.00
Accumulation unit value at end of period                                                     $0.86   $1.20   $1.26   $1.10   $1.09
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                                               $1.27   $1.17   $1.10   $1.07   $1.00
Accumulation unit value at end of period                                                     $0.72   $1.27   $1.17   $1.10   $1.07
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                                               $1.38   $1.36   $1.18   $1.09   $1.00
Accumulation unit value at end of period                                                     $0.85   $1.38   $1.36   $1.18   $1.09
Number of accumulation units outstanding at end of period (000 omitted)                          7       6      16      --      --
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 188  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                                           2008    2007    2006    2005    2004
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL BOND SECURITIES FUND - CLASS 2 (04/30/2004)
(PREVIOUSLY FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2)
Accumulation unit value at beginning of period                                               $1.31   $1.21   $1.10   $1.16   $1.00
Accumulation unit value at end of period                                                     $1.36   $1.31   $1.21   $1.10   $1.16
Number of accumulation units outstanding at end of period (000 omitted)                         34      64      78      39       8
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                                               $1.42   $1.42   $1.19   $1.12   $1.00
Accumulation unit value at end of period                                                     $0.80   $1.42   $1.42   $1.19   $1.12
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (04/30/2004)
Accumulation unit value at beginning of period                                               $1.51   $1.49   $1.32   $1.19   $1.00
Accumulation unit value at end of period                                                     $0.93   $1.51   $1.49   $1.32   $1.19
Number of accumulation units outstanding at end of period (000 omitted)                         30      58      65      28       3
----------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (05/01/2007)
Accumulation unit value at beginning of period                                               $0.93   $1.00      --      --      --
Accumulation unit value at end of period                                                     $0.58   $0.93      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES JANUS PORTFOLIO: SERVICE SHARES (05/01/2007)
(PREVIOUSLY JANUS ASPEN SERIES LARGE CAP GROWTH PORTFOLIO: SERVICE SHARES)
Accumulation unit value at beginning of period                                               $1.05   $1.00      --      --      --
Accumulation unit value at end of period                                                     $0.62   $1.05      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)                         38      55      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (05/01/2007)
Accumulation unit value at beginning of period                                               $1.03   $1.00      --      --      --
Accumulation unit value at end of period                                                     $0.59   $1.03      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                                               $1.24   $1.15   $1.09   $1.07   $1.00
Accumulation unit value at end of period                                                     $0.77   $1.24   $1.15   $1.09   $1.07
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                                               $1.18   $1.18   $1.07   $1.04   $1.00
Accumulation unit value at end of period                                                     $0.70   $1.18   $1.18   $1.07   $1.04
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                                               $1.21   $1.19   $1.09   $1.08   $1.00
Accumulation unit value at end of period                                                     $0.92   $1.21   $1.19   $1.09   $1.08
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                                               $2.25   $1.81   $1.41   $1.24   $1.00
Accumulation unit value at end of period                                                     $1.37   $2.25   $1.81   $1.41   $1.24
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                                               $1.27   $1.14   $1.08   $1.06   $1.00
Accumulation unit value at end of period                                                     $0.68   $1.27   $1.14   $1.08   $1.06
Number of accumulation units outstanding at end of period (000 omitted)                         19      57      87      48       8
----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                                               $1.53   $1.47   $1.28   $1.15   $1.00
Accumulation unit value at end of period                                                     $0.89   $1.53   $1.47   $1.28   $1.15
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                                               $1.35   $1.40   $1.25   $1.16   $1.00
Accumulation unit value at end of period                                                     $0.82   $1.35   $1.40   $1.25   $1.16
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                                               $1.20   $1.12   $1.07   $1.07   $1.00
Accumulation unit value at end of period                                                     $1.00   $1.20   $1.12   $1.07   $1.07
Number of accumulation units outstanding at end of period (000 omitted)                         60     120     136      68      12
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  189

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                                           2008    2007    2006    2005    2004
----------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning of period                                               $1.03   $1.00      --      --      --
Accumulation unit value at end of period                                                     $0.85   $1.03      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)                         43      46      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND - CLASS IB SHARES (04/30/2004)
(PREVIOUSLY PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES)
Accumulation unit value at beginning of period                                               $1.11   $1.14   $1.14   $1.03   $1.00
Accumulation unit value at end of period                                                     $0.90   $1.11   $1.14   $1.14   $1.03
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                                               $1.66   $1.56   $1.25   $1.14   $1.00
Accumulation unit value at end of period                                                     $0.91   $1.66   $1.56   $1.25   $1.14
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                                               $1.21   $1.42   $1.23   $1.18   $1.00
Accumulation unit value at end of period                                                     $0.72   $1.21   $1.42   $1.23   $1.18
Number of accumulation units outstanding at end of period (000 omitted)                          5       4      12      --      --
----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                                               $1.30   $1.28   $1.24   $1.13   $1.00
Accumulation unit value at end of period                                                     $0.69   $1.30   $1.28   $1.24   $1.13
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND (05/01/2007)
Accumulation unit value at beginning of period                                               $0.98   $1.00      --      --      --
Accumulation unit value at end of period                                                     $0.59   $0.98      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)                         35      41      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (04/30/2004)
Accumulation unit value at beginning of period                                               $1.26   $1.22   $1.08   $1.09   $1.00
Accumulation unit value at end of period                                                     $0.78   $1.26   $1.22   $1.08   $1.09
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (04/30/2004)
Accumulation unit value at beginning of period                                               $1.30   $1.40   $1.19   $1.15   $1.00
Accumulation unit value at end of period                                                     $0.87   $1.30   $1.40   $1.19   $1.15
Number of accumulation units outstanding at end of period (000 omitted)                         17      56      72      43       5
----------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (04/30/2004)
Accumulation unit value at beginning of period                                               $1.04   $1.02   $0.99   $0.99   $1.00
Accumulation unit value at end of period                                                     $1.04   $1.04   $1.02   $0.99   $0.99
Number of accumulation units outstanding at end of period (000 omitted)                        353      --       7       4      --
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at Dec. 31, 2008 were (1.31%)
  and (1.30%), respectively.
----------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (04/30/2004)
Accumulation unit value at beginning of period                                               $1.08   $1.05   $1.03   $1.03   $1.00
Accumulation unit value at end of period                                                     $0.99   $1.08   $1.05   $1.03   $1.03
Number of accumulation units outstanding at end of period (000 omitted)                        105      66      40      --      --
----------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (04/30/2004)
Accumulation unit value at beginning of period                                               $1.58   $1.50   $1.28   $1.15   $1.00
Accumulation unit value at end of period                                                     $0.92   $1.58   $1.50   $1.28   $1.15
Number of accumulation units outstanding at end of period (000 omitted)                         82     160     181      83      --
----------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (04/30/2004)
(PREVIOUSLY RVST RIVERSOURCE VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND)
Accumulation unit value at beginning of period                                               $1.24   $1.23   $1.09   $1.05   $1.00
Accumulation unit value at end of period                                                     $0.70   $1.24   $1.23   $1.09   $1.05
Number of accumulation units outstanding at end of period (000 omitted)                         --       2      14      21      19
----------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND
(05/01/2006)
Accumulation unit value at beginning of period                                               $1.08   $1.02   $1.00      --      --
Accumulation unit value at end of period                                                     $1.06   $1.08   $1.02      --      --
Number of accumulation units outstanding at end of period (000 omitted)                         44      38      29      --      --
----------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (04/30/2004)
Accumulation unit value at beginning of period                                               $1.19   $1.19   $1.10   $1.08   $1.00
Accumulation unit value at end of period                                                     $0.87   $1.19   $1.19   $1.10   $1.08
Number of accumulation units outstanding at end of period (000 omitted)                          6      38      55      30       4
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 190  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                                           2008    2007    2006    2005    2004
----------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (06/01/2004)
Accumulation unit value at beginning of period                                               $1.17   $1.17   $1.10   $1.09   $1.00
Accumulation unit value at end of period                                                     $0.93   $1.17   $1.17   $1.10   $1.09
Number of accumulation units outstanding at end of period (000 omitted)                         23      31      14      --      --
----------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND (04/30/2004)
Accumulation unit value at beginning of period                                               $1.25   $1.12   $1.15   $1.06   $1.00
Accumulation unit value at end of period                                                     $0.67   $1.25   $1.12   $1.15   $1.06
Number of accumulation units outstanding at end of period (000 omitted)                         --      --       1       1       1
----------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP VALUE FUND (05/01/2007)
Accumulation unit value at beginning of period                                               $0.99   $1.00      --      --      --
Accumulation unit value at end of period                                                     $0.53   $0.99      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - S&P 500 INDEX FUND (04/30/2004)
Accumulation unit value at beginning of period                                               $1.28   $1.24   $1.10   $1.08   $1.00
Accumulation unit value at end of period                                                     $0.79   $1.28   $1.24   $1.10   $1.08
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (04/30/2004)
Accumulation unit value at beginning of period                                               $1.03   $1.00   $0.99   $0.99   $1.00
Accumulation unit value at end of period                                                     $0.98   $1.03   $1.00   $0.99   $0.99
Number of accumulation units outstanding at end of period (000 omitted)                         21      --       9       5      --
----------------------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - GROWTH FUND (04/30/2004)
(PREVIOUSLY RVST RIVERSOURCE VARIABLE PORTFOLIO - GROWTH FUND)
Accumulation unit value at beginning of period                                               $1.24   $1.23   $1.13   $1.07   $1.00
Accumulation unit value at end of period                                                     $0.68   $1.24   $1.23   $1.13   $1.07
Number of accumulation units outstanding at end of period (000 omitted)                          1      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
RVST SELIGMAN VARIABLE PORTFOLIO - LARGER-CAP VALUE FUND (04/30/2004)
(PREVIOUSLY RVST RIVERSOURCE VARIABLE PORTFOLIO - LARGE CAP VALUE FUND)
Accumulation unit value at beginning of period                                               $1.27   $1.31   $1.12   $1.10   $1.00
Accumulation unit value at end of period                                                     $0.75   $1.27   $1.31   $1.12   $1.10
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - EMERGING MARKETS FUND (04/30/2004)
Accumulation unit value at beginning of period                                               $2.70   $2.00   $1.52   $1.16   $1.00
Accumulation unit value at end of period                                                     $1.22   $2.70   $2.00   $1.52   $1.16
Number of accumulation units outstanding at end of period (000 omitted)                         18      32      46      24       3
----------------------------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (04/30/2004)
Accumulation unit value at beginning of period                                               $1.70   $1.54   $1.27   $1.14   $1.00
Accumulation unit value at end of period                                                     $0.99   $1.70   $1.54   $1.27   $1.14
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (04/30/2004)
Accumulation unit value at beginning of period                                               $1.24   $1.30   $1.15   $1.13   $1.00
Accumulation unit value at end of period                                                     $0.78   $1.24   $1.30   $1.15   $1.13
Number of accumulation units outstanding at end of period (000 omitted)                         78     192     235     119      13
----------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                                               $0.84   $1.00      --      --      --
Accumulation unit value at end of period                                                     $0.46   $0.84      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)                          9      11      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                                               $1.12   $1.00      --      --      --
Accumulation unit value at end of period                                                     $0.58   $1.12      --      --      --
Number of accumulation units outstanding at end of period (000 omitted)                         --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (04/30/2004)
Accumulation unit value at beginning of period                                               $1.71   $2.11   $1.57   $1.37   $1.00
Accumulation unit value at end of period                                                     $1.03   $1.71   $2.11   $1.57   $1.37
Number of accumulation units outstanding at end of period (000 omitted)                         --      --       3       3       3
----------------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL (04/30/2004)
Accumulation unit value at beginning of period                                               $2.17   $1.91   $1.42   $1.20   $1.00
Accumulation unit value at end of period                                                     $1.16   $2.17   $1.91   $1.42   $1.20
Number of accumulation units outstanding at end of period (000 omitted)                         22      46      61      32       3
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  191

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                                           2008    2007    2006    2005    2004
----------------------------------------------------------------------------------------------------------------------------------
WANGER USA (04/30/2004)
Accumulation unit value at beginning of period                                               $1.36   $1.32   $1.25   $1.15   $1.00
Accumulation unit value at end of period                                                     $0.80   $1.36   $1.32   $1.25   $1.15
Number of accumulation units outstanding at end of period (000 omitted)                         18      49      56      28       4
----------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 192  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Calculating Annuity Payouts..............  p.  3
Rating Agencies..........................  p.  4
Revenues Received During Calendar Year
  2008...................................  p.  4
Principal Underwriter....................  p.  5
Independent Registered Public Accounting
  Firm...................................  p.  5
Condensed Financial Information
  (Unaudited)............................  p.  6
Financial Statements




--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS  193

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
1 (800) 333-3437

           RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.

      (C)2008-2009 RiverSource Life Insurance Company. All rights reserved.

45307 K (11/09)

PART B.

The combined Statement of Additional Information and Financial Statements for RiverSource Variable Annuity Account dated Nov. 30, 2009 filed electronically asPart B to Post-Effective Amendment No. 10 to Registration Statement No. 333-139763 on or about Nov. 25, 2009, is incorporated by reference to this Post-Effective Amendment No.14.

Part C.

Item 24. Financial Statements and Exhibits

     (a)  Financial Statements included in Part B of this Registration
          Statement:

          The audited financial statements of the RiverSource Variable Annuity Account including:

          Report of Independent Registered Public Accounting Firm dated April 24, 2009

          Statements of Assets and Liabilities for the year ended Dec. 31, 2008

          Statements of Operations for the year ended Dec. 31, 2008

          Statements of Changes in Net Assets for the two years ended Dec. 31, 2008

          Notes to Financial Statements

          The audited financial statements of the RiverSource Life Insurance Company including:

          Report of Independent Registered Public Accounting Firm dated March 2, 2009

          Consolidated Balance Sheets as of Dec. 31, 2008 and 2007

          Consolidated Statements of Income for the years ended Dec. 31, 2008, 2007 and 2006

          Consolidated Statements of Cash Flows for the years ended Dec. 31, 2008, 2007 and 2006

          Consolidated Statements of Shareholder's Equity for the three years ended Dec. 31, 2008, 2007 and 2006

          Notes to Consolidated Financial Statements

     (b)  Exhibits:

1.1 Resolution of the Executive Committee of the Board of Directors of American Enterprise Life Insurance Company establishing the American Enterprise Variable Annuity Account dated July 15, 1987, filed electronically as
     Exhibit 1 to the Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated by reference.

1.2 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 10 subaccounts dated Aug. 21, 1997, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 8 to Registration Statement No. 33-54471, filed on or about Aug. 27, 1997, is incorporated by reference.

1.3 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 6 subaccounts dated June 17, 1998, filed electronically as Exhibit 1.3 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 12 to Registration Statement No. 33-54471, filed on or about Aug. 24, 1998, is incorporated by reference.

1.4  Resolution of the Board of Directors of American Enterprise Life

     Insurance Company establishing 16 subaccounts dated Jan. 20, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-67595, filed on or about Feb. 16, 1999, is incorporated by reference.

1.5 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 37 subaccounts dated June 29, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about July 8, 1999, is incorporated by reference.

1.6 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 236 subaccounts dated Sept. 8, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-82149, filed on or about Sept. 21, 1999, is incorporated by reference.

1.7 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 67 subaccounts dated Nov. 22, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 2 to Registration Statement No. 333-85567 filed on or about Dec. 30, 1999 is incorporated by reference.

1.8 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 15 subaccounts dated Feb. 2, 2000, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about Feb. 11, 2000, is incorporated by reference.

1.9 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 141 additional subaccounts within the separate account dated April 25, 2000, filed electronically as Exhibit 1.3 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 5 to Registration Statement No. 333-85567 filed on or about April 28, 2000 is incorporated by reference.

1.10 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 1 subaccount dated April 25, 2000, filed electronically as Exhibit 1.4 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 3 to Registration Statement No. 333-74865, filed on or about April 27, 2001, is incorporated by reference.

1.11 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 21 subaccounts dated April 13, 2001, filed electronically as Exhibit 1.4 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 7 to Registration Statement No. 333-85567, filed on or about April 30, 2001, is incorporated by reference.

1.12 Resolution of the Board of Directors of American Enterprise Life

     Insurance Company establishing 12 subaccounts dated Sept. 29, 2000, filed electronically as Exhibit 1.12 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

1.13 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 85 subaccounts dated Feb. 5, 2002, filed electronically as Exhibit 1.13 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

1.14 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 109 subaccounts dated April 17, 2002, filed electronically as Exhibit 1.14 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 11 to Registration Statement No. 333-85567 is incorporated by reference.

1.15 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 229 subaccounts dated July 1, 2002, filed electronically as Exhibit 1.15 to the American Enterprise Variable Annuity Account's Post-Effective Amendment No. 6 to Registration Statement No. 333-92297 and is incorporated by reference.

1.16 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 339 subaccounts dated December 16, 2002, filed electronically as Exhibit 1.16 to Post-Effective Amendment No. 3 to Registration Statement No. 333-73958, filed on or about December 20, 2002, is incorporated by reference.

1.17 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 6 subaccounts dated April 1, 2003 filed electronically as Exhibit 1.17 to Registrant's Post-Effective Amendment No. 12 to Registration Statement No. 333-85567 filed on or about April 24, 2003, is incorporated by reference.

1.18 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 183 subaccounts dated October 29, 2003 filed electronically as Exhibit 1.18 to Registrant's Post-Effective Amendment No. 15 to Registration Statement No. 333-92297 filed on or about October 30, 2003 is incorporated by reference.

1.19 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 973 subaccounts dated April 26, 2004 filed electronically as Exhibit 1.19 to Registrant's Post-Effective Amendment No. 9 to Registration Statement No. 333-74865 filed on or April 27, 2004 is incorporated by reference.

1.20 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing an additional subaccount within the separate account that will invest in RiverSource(SM) Variable Portfolio - Global Inflation Protected Securities Fund dated April 24, 2006 filed electronically as
     Exhibit 1.20 to Registrant's Post-Effective Amendment No. 14 to Registration Statement No. 333-74865 is incorporated by reference.

1.21 Unanimous Written Consent of the Board of Directors In Lieu of a Meeting for IDS Life Insurance Company, adopted December 8, 2006 for the Re-designation of the Separate Accounts to Reflect Entity Consolidation and Rebranding filed electronically as Exhibit 27(a)(6) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is herein incorporated by reference.

2.   Not applicable.

3.1 Form of Principal Underwriter Agreement for RiverSource Life Insurance Company Variable Annuities and Variable Life Insurance filed electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan 2, 2007, is incorporated by reference.

3.2  Not applicable.

4.1 Form of Deferred Annuity Contract Option L (form 271496), filed electronically as Exhibit 4.1 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

4.2 Form of Deferred Annuity Contract Option C (form 271491), filed electronically as Exhibit 4.2 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

4.3  Form of Enhanced Death Benefit Rider (form 44213), filed electronically as
     Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.4 Form of Guaranteed Minimum Income Benefit Rider (form 44214), filed electronically as Exhibit 4.4 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.5  Not applicable.

4.6  Form of Roth IRA Endorsement (form 43094), filed electronically as Exhibit
     4.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about Aug. 4, 1999, is incorporated by reference.

4.7 Form of SEP-IRA (form 43433), filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about Aug. 4, 1999, is incorporated by reference.

4.8 Form of TSA Endorsement (form 43413), filed electronically as Exhibit 4.4 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-72777 on form N-4, filed on or about July 8, 1999, is incorporated by reference.

4.9 Form of Benefit Protector(SM) Death Benefit Rider (form 271155), filed electronically as Exhibit 4.15 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 6 to Registration Statement No. 333-85567, filed on or about March 1, 2001, is incorporated by reference.

4.10 Form of Benefit Protector(SM) Plus Death Benefit Rider (form 271156), filed electronically as Exhibit 4.16 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 6 to Registration Statement No. 333-85567, filed on or about March 1, 2001, is incorporated by reference.

4.11 Form of Traditional IRA or SEP-IRA Endorsement (form 272108) filed electronically as Exhibit 4.11 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.12 Form of Roth IRA Endorsement (form 272109) filed electronically as Exhibit
     4.12 to Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.13 Form of Variable Annuity Unisex Endorsement (form 272110) filed electronically as Exhibit 4.13 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.14 Form of Maximum Anniversary Value Death Benefit Rider (form 272869) filed electronically as Exhibit 4.11 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.15 Form of 5% Accumulation Death Benefit Rider (form 272870) filed electronically as Exhibit 4.12 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.16 Form of Enhanced Death Benefit Rider (form 272871) filed electronically as
     Exhibit 4.13 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.17 Form of Guaranteed Minimum Income Benefit Rider (Maximum Anniversary Value Benefit Base)(form 272872) filed electronically as Exhibit 4.14 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.18 Form of Guaranteed Minimum Income Benefit Rider (5% Accumulation Benefit
     Base)(form 272873) filed electronically as Exhibit 4.15 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.19 Form of Guaranteed Minimum Income Benefit Rider (Greater of Maximum

     Anniversary Value Benefit Base and 5% Accumulation Benefit Base)(form 272874) filed electronically as Exhibit 4.16 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.20 Form of Guaranteed Minimum Withdrawal Benefit Rider (The Guarantor(SM) Withdrawal Benefit Rider)(form 272875) filed electronically as Exhibit 4.17 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.21 Form of Deferred Variable Annuity Contract (form 272876 DPFCC) filed electronically as Exhibit 4.21 to Registrant's Post-Effective Amendment No. 5 filed on or about February 10, 2004 is incorporated by reference.

4.22 Form of Deferred Variable Annuity Contract (form 272876 DPFCL) filed electronically as Exhibit 4.22 to Registrant's Post-Effective Amendment No. 5 filed on or about February 10, 2004 is incorporated by reference.

4.23 Form of Guaranteed Minimum Withdrawal Benefit Rider (form 273567) filed as
     Exhibit 4.22 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 filed on or about Jan. 28, 2005 is incorporated by reference.

4.24 Form of Guaranteed Minimum Accumulation Benefit Rider (form 273568) filed electronically as Exhibit 4.23 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 filed on or about Jan. 28, 2005 is incorporated by reference.

4.25 Form of Annuity Endorsement (form 273566) filed electronically as Exhibit
     4.24 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 filed on or about Jan. 28, 2005 is incorporated by reference.

4.26 Form of Guaranteed Minimum Lifetime Withdrawal Benefit Rider (Guarantor Withdrawal Benefit for Life (SM) Rider) (Form 273959) filed electronically as Exhibit 4.22 to Post-Effective Amendment No. 14 to Registration Statement No. 333-74865 filed on or about April 28, 2006, is incorporated by reference.

4.27 Form of Guarantor(SM) Withdrawal Benefit (form 273567-E) filed as Exhibit
     4.26 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 30 to Registration Statement No. 333-92297 filed on or about August 25, 2006, is incorporated by reference.

4.28 Form of Guarantor(SM) Withdrawal Benefit (form 272875-E) filed as Exhibit
     4.27 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 30 to Registration Statement No. 333-92297 filed on or about August 25, 2006, is incorporated by reference.

4.29 Form of Variable Annuity Contract (form 271498) filed as Exhibit 4.29 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 3, 2007, is incorporated herein by reference.

4.30 Form of Fixed and Variable Annuity Contract (form 272876) filed electronically as Exhibit 4.35 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.31 Form of Fixed and Variable Annuity Contract - RVSL (form 273954) filed electronically as Exhibit 4.37 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.32 Form of Fixed and Variable Annuity Contract - AEL (form 273954) filed electronically as Exhibit 4.38 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.33 Form of Contract Data Pages - RVSL (form 273954DPFCC) filed as Exhibit 4.33 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 2, 2007, is incorporated herein by reference.

4.34 Form of Contract Data Pages - AEL (form 273954DPFCC) filed as Exhibit 4.34 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 2, 2007, is incorporated herein by reference.

4.35 Form of Contract Data Pages - RVSL (form 273954DPFCL) filed as Exhibit 4.35 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 2, 2007, is incorporated herein by reference.

4.36 Form of Contract Data Pages - AEL (form 273954DPFCL) filed as Exhibit 4.37 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 2, 2007, is incorporated herein by reference.

4.37 Form of TSA Endorsement - RVSL (form 272865) filed electronically as
     Exhibit 4.30 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.38 Form of TSA Endorsement - AEL (form 272865) filed electronically as Exhibit
     4.31 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.39 Form of 401 Plan Endorsement - RVSL (form 272866) filed electronically as
     Exhibit 4.32 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.40 Form of 401 Plan Endorsement - AEL (form 272866) filed electronically as
     Exhibit 4.33 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.41 Form of Unisex Endorsement (form 272867) filed electronically as Exhibit
     4.34 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.42 Form of Pre-election endorsement (form 273566) filed electronically as
     Exhibit 4.24 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 on or about Jan. 28, 2005 is incorporated by reference.

4.43 Form of MAV GMIB Rider -RVSL (form 273961) filed electronically as Exhibit
     4.40 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.44 Form of MAV GMIB Rider - AEL (form 273961) filed electronically as Exhibit
     4.41 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.45 Form of 5% GMIB Rider - RVSL (form 273962) filed electronically as Exhibit
     4.42 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.46 Form of 5% GMIB Rider - AEL (form 273962) filed electronically as Exhibit
     4.43 with the Initial Registration Statement on Form N-4 for

     RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.47 Form of Greater of MAV or 5% GMIB Rider - RVSL (form 273963) filed electronically as Exhibit 4.44 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.48 Form of Greater of MAV or 5% GMIB Rider - AEL (form 273963) filed electronically as Exhibit 4.45 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.49 Form of Unisex Endorsement - RVSL (form 273964) filed electronically as
     Exhibit 4.46 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.50 Form of Unisex Endorsement - AEL (form 273964) filed electronically as
     Exhibit 4.47 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.51 Form of 5% Death Benefit Rider - RVSL (form 273965) filed electronically as
     Exhibit 4.48 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.52 Form of 5% Death Benefit Rider - AEL (form 273965) filed electronically as
     Exhibit 4.49 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.53 Form of Greater of MAV or 5% Death Benefit Rider - RVSL (form 273966) filed electronically as Exhibit 4.50 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.54 Form of Greater of MAV or 5% Death Benefit Rider - AEL (form 273966) filed electronically as Exhibit 4.51 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.55 Form of Guaranteed Minimum Withdrawal Benefit Single Life Rider (form 273959-sg) filed electronically as Exhibit 4.51 to RiverSource Variable Annuity Account Post-Effective Amendment No. 1 to Registration Statement 333-139763 on or about Feb. 23, 2007, is incorporated herein by reference.

4.56 Form of Guaranteed Minimum Withdrawal Benefit Joint Life Rider (form 273959-jt) filed electronically as Exhibit 4.52 to RiverSource Variable Annuity Account's Post-Effective Amendment No. 1 to Registration Statement 333-139763 on or about Feb. 23, 2007, is incorporated herein by reference.

4.57 Form of Contract Data Pages - RVSL (form 273954DPBAC) filed electronically as Exhibit 4.57 to Registrant's Post-Effective Amendment No. 3 to Registration Statement No. 333-139763 on or about May 18, 2007 is incorporated herein by reference.

4.58 Form of Contract Data Pages - RVSL (form 273954DPBA7) filed electronically as Exhibit 4.58 to Registrant's Post-Effective Amendment No. 3 to Registration Statement No. 333-139763 on or about May 18, 2007 is incorporated herein by reference.

4.59 Form of Guaranteed Minimum Withdrawal Benefit Single Life Rider (form 275062-sg) filed electronically as Exhibit 4.59 to Registrant's Post-Effective Amendment No. 12 under Registration Statement 333-139759 on or about June 6, 2009 is incorporated herein by reference.

4.60 Form of Guaranteed Minimum Withdrawal Benefit Joint Life Rider (form 275062-jt) filed electronically as Exhibit 4.60 to Registrant's Post-Effective Amendment No. 12 under Registration Statement 333-139759 on or about June 6, 2009 is incorporated herein by reference.

4.61 Form of Deferred Annuity Contract (form 411265) filed as Exhibit 4.55 to Registrant's Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov.25, 2009 is incorporated herein by reference.

4.62 Form of Deferred Annuity Contract (form 411265) data pages for RiverSource FlexChoice Select Variable Annuity is filed electronically herewith.

4.63 Form of Guarantee Period Accounts Endorsement (form 411272) filed as
     Exhibit 4.57 to Registrant's Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov.25, 2009 is incorporated herein by reference.

4.64 Form of Maximum Anniversary Value Death Benefit Rider (form 411278) filed as Exhibit 4.58 to Registrant's Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov.25, 2009 is incorporated herein by reference.

4.65 Form of 5% Accumulation Death Benefit Rider (form 411279) filed as Exhibit
     4.59 to Registrant's Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov.25, 2009 is incorporated herein by reference.

4.66 Form of Enhanced Death Benefit Rider (form 411280) filed as Exhibit 4.60 to Registrant's Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov.25, 2009 is incorporated herein by reference.

4.67 Form of Return of Purchase Payment Death Benefit Rider (form 411277) filed as Exhibit 4.61 to Registrant's Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov.25, 2009 is incorporated herein by reference.

4.68 Form of Benefit Protector(SM) Death Benefit Rider (form 411281) filed as
     Exhibit 4.62 to Registrant's Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov.25, 2009 is incorporated herein by reference.

4.69 Form of Benefit Protector(SM) Plus Death Benefit Rider (form 411282) filed as Exhibit 4.63 to Registrant's Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov.25, 2009 is incorporated herein by reference.

4.70 Form of Guaranteed Minimum Accumulation Benefit Rider (form 411283) filed as Exhibit 4.64 to Registrant's Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov.25, 2009 is incorporated herein by reference.

4.71 Form of Guaranteed Lifetime Withdrawal Benefit Single Life Rider SecureSource Stages(R) Rider (form 411284-sg) filed as Exhibit 4.65 to Registrant's Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov.25, 2009 is incorporated herein by reference.

4.72 Form of Guaranteed Lifetime Withdrawal Benefit Joint Life Rider SecureSource Stages(R) Rider (form 411284-jt) filed as Exhibit 4.66 to Registrant's Post-Effective Amendment No. 10 under Registration Statement 333-139763 on or about Nov.25, 2009 is incorporated herein by reference.

5.1 Form of Variable Annuity Application - WF Advantage Choice et al (form 271492) filed as Exhibit 5.1 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 2, 2007, is incorporated herein by reference.

5.2  Form of Variable Annuity Application - FlexChoice (form 271493) filed as
     Exhibit 5.2 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 2, 2007, is incorporated herein by reference.

5.3  Form of Variable Annuity Application - EG Pathways (form 271850) filed as
     Exhibit 5.3 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 2, 2007, is incorporated herein by reference.

5.4  Form of Variable Annuity Application - EG Privilege (form 271851) filed as
     Exhibit 5.4 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 2, 2007, is incorporated herein by reference.

5.5 Form of Variable Annuity Application - WF Advantage Select et al (form 272880) filed electronically as Exhibit 5.14 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource(SM) New Solutions Variable Annuity, RiverSource Innovations(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity, RiverSource Innovations(SM) Classic Variable Annuity, RiverSource Innovations(SM) Classic Select Variable Annuity, RiverSource Endeavor Select(SM) Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen New Solutions Select Variable Annuity, Evergreen Essential(SM) Variable Annuity, Wells Fargo Advantage(R) Select Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

5.6 Form of Variable Annuity Application - FlexChoice Select (form 272882) filed as Exhibit 5.6 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 2, 2007, is incorporated herein by reference.

5.7  Form of Variable Annuity Application - EG Pathways (form 272883) filed as
     Exhibit 5.7 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 2, 2007, is incorporated herein by reference.

5.8 Form of Variable Annuity Application - WF Advantage Select et al (form 273632) filed electronically as Exhibit 5.19 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource(SM) New Solutions Variable Annuity, RiverSource Innovations(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity, RiverSource Innovations(SM) Classic Variable Annuity, RiverSource Innovations(SM) Classic Select Variable Annuity, RiverSource Endeavor Select(SM) Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen New Solutions Select Variable Annuity, Evergreen Essential(SM) Variable Annuity, Wells Fargo

     Advantage(R) Select Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

5.9 Form of Variable Annuity Application - FlexChoice Select (form 273634) filed as Exhibit 5.9 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 2, 2007, is incorporated herein by reference.

5.10 Form of Variable Annuity Application - EG Pathways Select (form 273636) filed as Exhibit 5.10 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 2, 2007, is incorporated herein by reference.

5.11 Form of Variable Annuity Application - AccessChoice Select (form 273639) filed as Exhibit 5.11 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 2, 2007, is incorporated herein by reference.

5.12 Form of Variable Annuity Application - WF Advantage Select et al - RVSL (form 273969) filed electronically as Exhibit 5.24 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource(SM) New Solutions Variable Annuity, RiverSource Innovations(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity, RiverSource Innovations(SM) Classic Variable Annuity, RiverSource Innovations(SM) Classic Select Variable Annuity, RiverSource Endeavor Select(SM) Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen New Solutions Select Variable Annuity, Evergreen Essential(SM) Variable Annuity, Wells Fargo Advantage(R) Select Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

5.13 Form of Variable Annuity Application - WF Advantage Select et al - AEL (form 273969) filed electronically as Exhibit 5.24 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource(SM) New Solutions Variable Annuity, RiverSource Innovations(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity, RiverSource Innovations(SM) Classic Variable Annuity, RiverSource Innovations(SM) Classic Select Variable Annuity, RiverSource Endeavor Select(SM) Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen New Solutions Select Variable Annuity, Evergreen Essential(SM) Variable Annuity, Wells Fargo Advantage(R) Select Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

5.14 Form of Variable Annuity Application - FlexChoice Select - RVSL (form 273970) filed as Exhibit 5.12 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 2, 2007, is incorporated herein by reference.

5.15 Form of Variable Annuity Application - FlexChoice Select - AEL (form 273970) filed as Exhibit 5.13 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 2, 2007, is incorporated herein by reference.

5.16 Form of Variable Annuity Application - AccessChoice Select et al -

     RVSL (form 273973) filed electronically as Exhibit 5.27 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource(SM) New Solutions Variable Annuity, RiverSource Innovations(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity, RiverSource Innovations(SM) Classic Variable Annuity, RiverSource Innovations(SM) Classic Select Variable Annuity, RiverSource Endeavor Select(SM) Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen New Solutions Select Variable Annuity, Evergreen Essential(SM) Variable Annuity, Wells Fargo Advantage(R) Select Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

5.17 Form of Variable Annuity Application - AccessChoice Select et al - AEL (form 273973) filed electronically as Exhibit 5.27 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource(SM) New Solutions Variable Annuity, RiverSource Innovations(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity, RiverSource Innovations(SM) Classic Variable Annuity, RiverSource Innovations(SM) Classic Select Variable Annuity, RiverSource Endeavor Select(SM) Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen New Solutions Select Variable Annuity, Evergreen Essential(SM) Variable Annuity, Wells Fargo Advantage(R) Select Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

5.18 Form of Variable Annuity Application - Endeavor Plus - RVSL (form 274752) filed electronically as Exhibit 5.18 to Registrant's Post-Effective Amendment No. 3 to Registration Statement No. 333-139759 on or about May 18, 2007 is incorporated by reference herein.

6.1 Certificate of Incorporation of IDS Life dated July 24, 1957, filed electronically as Exhibit 6.1 to IDS Life Variable Account 10's Initial Registration Statement No. 33-62407 is incorporated herein by reference.

6.2 Copy of Amended and Restated By-Laws of RiverSource Life Insurance Company filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.

6.3 Copy of Certificate of Amendment of Certificate of Incorporation of IDS Life Insurance Company dated June 22, 2006, filed electronically as Exhibit 27(f)(1)to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.

7.   Not applicable.

8.1 Copy of Amended and Restated Participation Agreement dated April 17, 2006, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, and Ameriprise Financial Services, Inc. filed electronically as Exhibit 27(h)(1) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.2 Copy of Amended and Restated Participation Agreement dated August 1, 2006, among American Enterprise Life Insurance Company, IDS Life Insurance Company, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. filed electronically as Exhibit 27(h)(20) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.3 Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007,among Variable Insurance Products Funds, Fidelity Distributors Corporation and RiverSource Life Insurance Company filed electronically as
     Exhibit 8.6 to RiverSource Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April 24, 2008 is incorporated by reference herein.

8.4 Copy of Amended and Restated Participation Agreement dated June 9, 2006, by and among American Enterprise Life Insurance Company, IDS Life Insurance Company, Goldman Sachs Variable Insurance Trust and Goldman, Sachs & Co. filed herewith as Exhibit 27(h)(24) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.5 Copy of Participation Agreement among MFS Variable Insurance Trust, American Enterprise Life Insurance Company, IDS Life Insurance Company and Massachusetts Financial Services Company, dated June 9, 2006, filed electronically as Exhibit 8.9 to RiverSource Variable Life Account's Post-Effective Amendment No. 1 to Registration Statement No. 333-139760, filed on or about April 24, 2007, is incorporated by reference.

8.6 Copy of Amended and Restated Fund Participation Agreement dated March 30, 2007, among Oppenheimer Variable Account funds, Oppenheimer Funds, Inc. and RiverSource Life Insurance Company filed electronically as Exhibit 8.21 to RiverSource Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April 24, 2008 is incorporated by reference herein.

8.7 Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, Putnam Variable Trust and Putnam Retail Management Limited Partnership filed electronically as Exhibit 8.2 to RiverSource Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April 24, 2008 is incorporated by reference herein.

8.8 Copy of Amended and Restated Participation Agreement dated May 1, 2006, among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, American Enterprise Life Insurance Company and IDS Life Insurance Company filed electronically as Exhibit 8.26 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.9  Copy of Participation Agreement by and among Wells Fargo Variable

     Trust, RiverSource Life Insurance Company, RiverSource Distributors, Inc. and Wells Fargo Funds Distributor, LLC dated Jan. 1, 2007, filed electronically as Exhibit 8.16 to Post-Effective Amendment No. 1 to Registration Statement No. 333-139762, filed on or about April 24, 2007, is incorporated by reference.

8.10 Copy of Amended and Restated Participation Agreement by and between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., American Centurion Life Assurance Company, American Enterprise Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors, Inc.) dated as of August 1, 2005 filed as Exhibit 8.15 to Post-Effective Amendment No. 14 to Registration Statement No. 333-74865 filed on or about April 28, 2006, is incorporated by reference.

8.11 Copy of Amended and Restated Fund Participation Agreement dated June 1, 2006, by and among American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and American Century Investment Services, Inc. filed electronically as Exhibit 27(h)(3) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.12 Copy of Fund Participation Agreement dated May 1, 2006 among American Enterprise Life Insurance Company, IDS Life Insurance Company, Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. filed electronically as Exhibit 8.17 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature Select Variable Annuity and RiverSource Signature Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

8.13 Copy of Fund Participation Agreement dated May 1, 2006, by and among American Enterprise Life Insurance Company, IDS Life Insurance Company, The Dreyfus Corporation, Dreyfus Variable Investment Fund, and Dreyfus Investment Portfolios filed electronically as Exhibit 8.7 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.14 Copy of Evergreen Variable Annuity Trust Amended and Restated Participation Agreement dated June 1, 2006, by and among American Enterprise Life Insurance Company, IDS Life Insurance Company and Evergreen Variable Annuity Trust filed electronically as Exhibit 27(h)(6) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.15 Copy of Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as Exhibit 8.8 to Post-Effective Amendment No. 1 to Registration Statement No. 333-139761 is incorporated herein by reference.

8.16 Copy of Participation Agreement by and among RiverSource Life Insurance Company, RiverSource Distributors, Inc., Lazard Asset Management Securities, LLC, and Lazard Retirement Series, Inc., dated Jan. 1, 2007, filed electronically Exhibit 8.7 to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 333-139762 on or about April 24, 2007 is incorporated by reference.

9. Opinion of counsel and consent to its use as to the legality of the securities being registered, is filed electronically herewith.

10. Consent of Independent Registered Public Accounting Firm for RiverSource(R) FlexChoice Select Variable Annuity is filed electronically herewith.

11.  None.

12.  Not applicable.

13. Power of Attorney to sign Amendment to this Registration Statement, dated Oct.22, 2008 filed electronically as Exhibit 13 to Registrant's Post-Effective Amendment No. 5 to Registration Statement No. 333-139760, filed on or about April 24, 2009 is incorporated by reference.

14.  Not applicable.

Item 25.



Item 25. Directors and Officers of the Depositor RiverSource Life Insurance Company

Name                               Principal Business Address*   Position and Offices With Depositor
----                               ---------------------------   -----------------------------------
Lynn Abbott                                                      Vice President - National
                                                                 Accounts and Fund Management

Gumer C. Alvero                                                  Director and Executive
                                                                 Vice President - Annuities

Timothy V. Bechtold                                              Director and President

Kent M. Bergene                                                  Vice President - Affiliated
                                                                 Investments

Walter Stanley Berman                                            Vice President and Treasurer

Richard N. Bush                                                  Senior Vice President -
                                                                 Corporate Tax

Charles R. Caswell                                               Reinsurance Officer

James L Hamalainen                                               Vice President - Investments

Michelle Marie Keeley                                            Vice President - Investments

Timothy J. Masek                                                 Vice President - Investments

Brian Joseph McGrane                                             Director, Executive Vice
                                                                 President and Chief Financial
                                                                 Officer

Thomas W. Murphy                                                 Vice President - Investments

Kevin Palmer                                                     Director, Vice President and
                                                                 Chief Actuary

Bridget Mary Sperl                                               Director, Executive Vice
                                                                 President - Client Service

David Kent Stewart                                               Vice President and Controller

William Frederick "Ted" Truscott                                 Director

John Robert Woerner                                              Director

*    The business address is 70100 Amerprise Financial Center, Minneapolis, MN
     55474.


Item 26.



Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

The following list includes the names of major subsidiaries of Ameriprise Financial, Inc.

                                                                           Jurisdiction of
Name of Subsidiary                                                          Incorporation
------------------                                                         ---------------
Advisory Capital Strategies Group Inc.                                     Minnesota
AEXP Affordable Housing LLC                                                Delaware
American Enterprise Investment Services Inc.                               Minnesota
American Express Property Casualty Insurance Agency of Pennsylvania,Inc.   Pennsylvania
Ameriprise Advisor Services, Inc.                                          Michigan
Ameriprise Auto & Home Insurance Agency, Inc.                              Wisconsin
Ameriprise Bank, FSB                                                       USA
Ameriprise Captive Insurance Company                                       Vermont
Ameriprise Capital Trusts I-IV                                             Delaware
Ameriprise Certificate Company                                             Delaware
Ameriprise Financial Services,Inc.                                         Delaware
Ameriprise Holdings, Inc.                                                  Delaware
Ameriprise India Private Ltd.                                              India
Ameriprise Insurance Agency of Massachusetts, Inc.                         Massachusetts
Ameriprise Insurance Agency                                                Wisconsin
Ameriprise Trust Company                                                   Minnesota
AMPF Holding Corporation                                                   Michigan
AMPF Property Corporation                                                  Michigan
AMPF Realty Corporation                                                    Michigan
Brecek & Young Advisors, Inc.                                              California
Brecek & Young Financial Group Insurance Agency of Texas, Inc.             Texas
Brecek & Young Financial Services Group of Montana, Inc.                   Montana
Boston Equity General Partner LLC                                          Delaware
4230 W. Green Oaks, Inc.                                                   Michigan
IDS Capital Holdings Inc.                                                  Minnesota
IDS Futures Corporation                                                    Minnesota
IDS Management Corporation                                                 Minnesota
IDS Property Casualty Insurance Company                                    Wisconsin
Investors Syndicate Development Corporation                                Nevada
J. & W. Seligman & Co. Incorporated                                        New York
Kenwood Capital Management LLC (47.7% owned)                               Delaware
Realty Assets Inc.                                                         Nebraska
RiverSource CDO Seed Investments, LLC                                      Minnesota
RiverSource Distributors,Inc.                                              Delaware
RiverSource Fund Distributors, Inc.                                        Delaware
RiverSource Investments,LLC                                                Minnesota
RiverSource Life Insurance Company                                         Minnesota
RiverSource Life Insurance Co. of New York                                 New York
RiverSource REO 1, LLC                                                     Minnesota
RiverSource Service Corporation                                            Minnesota
RiverSource Services, Inc.                                                 Delaware
RiverSource Tax Advantaged Investments, Inc.                               Delaware
Securities America Advisors,Inc.                                           Nebraska
Securities America Financial Corporation                                   Nebraska
Securities America, Inc.                                                   Nebraska
Seligman Asia, Inc.                                                        Delaware
Seligman Focus Partners LLC                                                Delaware



Seligman Health Partners LLC                                               Delaware
Seligman Health Plus Partners LLC                                          Delaware
Seligman Partners LLC                                                      Delaware
Threadneedle Asset Management Holdings SARL                                England

Item 27. Number of Contract owners

     As of Sept. 30, 2009 there were 30,259 nonqualified and 39,446 qualified contracts of contract owners.

Item 28. Indemnification

The amended By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

There are agreements in place under which the underwriter and affiliated persons of the depositor or registrant may be indemnified against liabilities arising out of acts or omissions in connection with the offer of the contracts; provided however, that no such indemnity will be made to the underwriter or affiliated persons of the depositor or registrant for liabilities to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.


ITEM 29. PRINCIPAL UNDERWRITERS.

(a) RiverSource Distributors Inc. acts as principal underwriter, depositor or sponsor for:

RiverSource Variable Annuity Account ; RiverSource Account F; RiverSource Variable Annuity Fund A, RiverSource Variable Annuity Fund B, RiverSource Variable Account 10; RiverSource Account MGA; RiverSource MVA Account; RiverSource Variable Life Separate Account; RiverSource Variable Life Account; RiverSource Life Insurance Company; RiverSource of New York Variable Annuity Account ; RiverSource of New York Account 8; RiverSource of New York Variable Annuity Account; RiverSource Bond Series, Inc.; RiverSource California Tax-Exempt Trust; RiverSource Dimensions Series, Inc.; RiverSource Diversified Income Series, Inc.; RiverSource Equity Series, Inc.; RiverSource Global Series, Inc.; RiverSource Government Income Series, Inc.; RiverSource High Yield Income Series, Inc.; RiverSource Income Series, Inc.; RiverSource International Managers Series, Inc.; RiverSource International Series, Inc.; RiverSource Investment Series, Inc.; RiverSource Large Cap Series, Inc.; RiverSource Managers Series, Inc.; RiverSource Market Advantage Series, Inc.; RiverSource Money Market Series, Inc.; RiverSource Sector Series, Inc.; RiverSource Selected Series, Inc.; RiverSource Series Trust; RiverSource Short Term Investments Series, Inc.; RiverSource Special Tax-Exempt Series Trust; RiverSource Strategic Allocation Series; Inc., RiverSource Strategy Series, Inc.; RiverSource Tax-Exempt Income Series, Inc.; RiverSource Tax-Exempt Money Market Series, Inc.; RiverSource Tax-Exempt Series, Inc.; RiverSource Variable Series Trust.

(b) As to each director, officer or partner of the principal underwriter:

Name and Principal Business Address*   Positions and Offices with Underwriter
------------------------------------   --------------------------------------------------------
Gumer C. Alvero                        Director and Vice President
Patrick Thomas Bannigan                Director and Vice President
Timothy V. Bechtold                    Director and Vice President
Paul J. Dolan                          Chief Operating Officer and Chief Administrative Officer
Jeffrey P. Fox                         Chief Financial Officer
Bimal Gandhi                           Senior Vice President - Strategic Transformation
Jeffrey McGregor                       President
Thomas R. Moore                        Secretary
Scott Roane Plummer                    Chief Counsel
Julie A. Ruether                       Chief Compliance Officer
William Frederick "Ted" Truscott       Chairman of the Board and Chief Executive Officer

*    Business address is: 50611 Ameriprise Financial Center, Minneapolis, MN
     55474


(c) RiverSource Distributors Inc., the principal underwriter during Registrant's last fiscal year, was paid the following commissions:

NAME OF                 NET UNDERWRITING
PRINCIPAL                 DISCOUNTS AND    COMPENSATION ON    BROKERAGE
UNDERWRITER                COMMISSIONS        REDEMPTION     COMMISSIONS   COMPENSATION
-----------             ----------------   ---------------   -----------   ------------
RiverSource
   Distributors, Inc.     $383,542,107           None            None          None

Item 30. Location of Accounts and Records

          RiverSource Life Insurance Company
          829 Ameriprise Financial Center
          Minneapolis, MN 55474

Item 31. Management Services

          Not applicable.

Item 32. Undertakings

          (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

          (b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

          (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to the address or phone number listed in the prospectus.

          (d) The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

          (e) Registrant represents that it is relying upon the no-action assurance given to the American Council of Life Insurance (pub. Avail. Nov. 28, 1988). Further, Registrant represents that it has complied with the provisions of paragraphs (1) - (4) of that no-action letter.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, RiverSource Life Insurance Company, on behalf of the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to its Registration Statement and has caused this Amendment to its Registration Statement to be signed on its behalf in the City of Minneapolis, and State of Minnesota, on this 25th day of November, 2009.

                                        RIVERSOURCE VARIABLE ANNUITY ACCOUNT
                                        (Registrant)

                                        By RiverSource Life Insurance Company
                                        (Sponsor)


                                        By /s/ Timothy V. Bechtold*
                                           -------------------------------------
                                           Timothy V. Bechtold
                                           President

As required by the Securities Act of 1933, this Amendment to this Registration Statement has been signed by the following persons in the capacities indicated on the 25th day of November, 2009.

Signature                                                 Title
---------                               ----------------------------------------


/s/ Gumer C. Alvero*                    Director and Executive Vice
-------------------------------------   President - Annuities
Gumer C. Alvero


/s/ Timothy V. Bechtold*                Director, President and Chief Executive
-------------------------------------   Officer
Timothy V. Bechtold


/s/ Richard N. Bush*                    Senior Vice President - Corporate Tax
-------------------------------------
Richard N. Bush


/s/ Brian J. McGrane*                   Director, Executive Vice President and
-------------------------------------   Chief Financial Officer
Brian J. McGrane


/s/ Kevin E. Palmer*                    Director, Vice President and Chief
-------------------------------------   Actuary
Kevin E. Palmer



/s/ Bridget M. Sperl*                   Executive Vice President -
-------------------------------------   Client Services
Bridget M. Sperl


/s/ David K. Stewart*                   Vice President and Controller
-------------------------------------   (Principal Accounting Officer)
David K. Stewart


/s/ William F. "Ted" Truscott*          Director
-------------------------------------
William F. "Ted" Truscott


/s/ John R. Woerner*                    Director
-------------------------------------
John R. Woerner

* Signed pursuant to Power of Attorney dated Oct.22, 2008 filed electronically as Exhibit 13 to Registrant's Post-Effective Amendment No. 5 to Registration Statement No. 333-139760 on or about April 24, 2009 is incorporated by reference herewith, by:


/s/ Rodney J. Vessels
-------------------------------------
Rodney J. Vessels
Assistant General Counsel and
Assistant Secretary

CONTENTS OF REGISTRATION STATEMENT AMENDMENT NO. 14 TO REGISTRATION STATEMENT NO. 333-139759

This Registration Statement is comprised of the following papers and documents:

The Cover Page.

PART A.

The prospectus for:

RiverSource FlexChoice Select Variable Annuity

PART B.

The combined Statement of Additional Information and Financial Statements for RiverSource Variable Annuity Account dated Nov.30, 2009 filed electronically as Part B to Post-Effective Amendment No. 10 to Registration Statement No. 333-139762 on or about Nov. 25, 2009, is incorporated by reference to this Post-Effective Amendment No.14.

Part C.

     Other Information.

     The signatures.

     Exhibits.

                                  EXHIBIT INDEX

4.62 Form of Deferred Annuity Contract (form 411265) data pages for RiverSource FlexChoice Select Variable Annuity

9.   Opinion and consent of counsel

10. Consent of Independent Registered Public Accounting Firm for RiverSource(R) FlexChoice Select Variable Annuity is filed electronically herewith.